--------------------------------------------------------------------------------

       MERRILL LYNCH VARIABLE
       -------------------------------------------------------------------------
       SERIES FUNDS, INC.
       -------------------------------------------------------------------------

                                                                                                      PAGE
                                                                                                      ----
                                                              American Balanced Fund................    1
                                                              Basic Value Focus Fund................   15
                                                              Capital Focus Fund....................   30
                                                              Developing Capital Markets Focus
                                                                Fund................................   44
                                                              Domestic Money Market Fund............   64
                                                              Global Bond Focus Fund................   76
                                                              Global Growth Focus Fund..............   91
                                                              Global Strategy Focus Fund............  108
                                                              Global Utility Focus Fund.............  126
                                                              Government Bond Fund..................  141
                                                              High Current Income Fund..............  152
                                                              Index 500 Fund........................  171
                                                              International Equity Focus Fund.......  188
                                                              Natural Resources Focus Fund..........  212
                                                              Prime Bond Fund.......................  227
                                                              Quality Equity Fund...................  243
                                                              Reserve Assets Fund...................  258
                                                              Special Value Focus Fund..............  269

Annual Report
December 31, 1998

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
DECEMBER 31, 1998--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

THE ENVIRONMENT

  During 1998, stock and bond market volatility reflected shifting investor perceptions regarding global economic prospects. Investor optimism early in the year gave way to expectations of deteriorating corporate profits and signs of a weakening economy by late summer. Further concerns arose from the precarious state of the Russian and other emerging markets economies. As a result, world stock markets declined in the July-September period. At the same time, the uncertain economic picture and the resulting flight to quality by investors pushed the 30-year US Treasury bond to record low yields. Yields also declined on sovereign bonds of other major industrialized countries. In contrast, corporate bonds, mortgage-backed securities and emerging markets debt underperformed US Treasury securities by a wide margin.

  The US Federal Reserve Board and other central banks responded to the uncertain economic outlook through a series of monetary policy easings that served to restore investor confidence as 1998 drew toward a close. Stock markets around the world rallied, with total returns for the unmanaged Standard & Poor's 500 (S&P 500) Index rising 21.3% and the unmanaged Morgan Stanley Capital International World Index (Ex-US) increasing 20.5% during the fourth quarter of 1998. However, as 1999 began, uncertainty regarding global economic prospects again began to cloud the investment outlook. At the same time, with stronger-than-expected economic results, prospects dimmed for further Federal Reserve Board monetary policy easings in the near future. The notable exception to the more subdued investment outlook in the United States was the unprecedented popularity of Internet-related stocks.

  The weakening of the US dollar relative to the Japanese yen was one of the year's more surprising developments. Since a stronger yen would have a negative impact on the important export sector of Japan's fragile economy, the Japanese central bank intervened in the currency markets in January. For the overall global economy, the deepening recession in Japan is of great concern. At the same time, the difficulties in emerging economies such as Russia and Brazil remain. Further progress in easing strains within the global financial system would likely provide an important element of stability to the volatile investment environment.

FISCAL YEAR IN REVIEW

  As of December 31, 1998, the Fund's asset allocation was: US stocks, 55% of net assets; US bonds, 40%; and cash and cash reserves, 5%.

  During the fourth quarter of 1998, a strong rebound in the US equity market offset the significant correction that took place during the previous three months. Throughout the fiscal year ended December 31, 1998, the US equity sector had a positive impact on the Fund's total return. However, the US stock market was characterized by significant outperformance for a narrow group of large-capitalization equities. During the fourth quarter, we increased our representation in equities of this type, although the Fund was underweighted for much of 1998 in this narrow group of common stocks that dominated the performance of the benchmark S&P 500 Index. While the total return on US bonds lagged that of US equities for 1998 as a whole, the Fund's fixed-income commitments positively contributed to overall performance, particularly in the third quarter of 1998 when there was a significant correction in the US stock market.

PORTFOLIO MATTERS

  Beginning in September 1998, a shift toward an increasingly accommodative monetary policy by the Federal Reserve Board led us to become more positive toward US equities. After reducing the Fund's allocation to US equities from 62% of net assets as of June 30, 1998 to 47% as of September 30, 1998, the weighting in US common stocks was expanded to 55% of net assets by December 31, 1998. In increasing our US equity exposure, we emphasized the shares of companies that we believed offered a high degree of earnings visibility through 1999 despite an expected slowdown in economic activity. New positions in the Fund included commitments in the technology sector, such as Intel Corporation, Microsoft Corporation, and Motorola, Inc., and, in healthcare, through Johnson & Johnson. As of December 31, 1998, consumer staples, technology and financial services represented the largest sector weightings among our US equity commitments.

  Over the six-month period ended December 31, 1998, we expanded the Fund's commitment to US bonds from 31% of net assets to 40%. The duration of our bond holdings was slightly extended from 5.2 years as of June 30, 1998 to 5.4 years as of December 31, 1998. The easing of the crisis atmosphere in global finan-

--------------------------------------------------------------------------------

cial markets during the fourth quarter of 1998 reduced the appeal of US fixed-income securities as "safe haven" investments. However, we believe that the overall trend in intermediate-term and longer-term US interest rates is likely to continue downward in the coming months, reflecting the lack of inflationary pressure in the US economy.

IN CONCLUSION

  We appreciate your investment in American Balanced Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel

President

/s/ Thomas R. Robinson
Thomas R. Robinson

Senior Vice President and Portfolio Manager

February 5, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

Merrill Lynch Variable Series Funds, Inc.


American Balanced Fund
Total Return Based on a $10,000 Investment-Class A Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Standard & Poor's 500 Index and a Weighted Index. Beginning and ending values are:

                                             12/88            12/98
                                             -----            -----
American Balanced Fund+--
Class A Shares*                            $10,000           $29,232

Standard & Poor's 500 Index++              $10,000           $57,962

Weighted Index+++                          $10,000           $29,664

  * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
  + American Balanced Fund invests in a balanced portfolio of fixed-income and equity securities.
 ++  This unmanaged broad-based Index is comprised of US common stocks.
+++ This unmanaged Index, which is an equally weighted blend of the Three-Month Treasury Bill Index, the Merrill Lynch US
     Corporate and Government Master Index and the S&P 500 Index, is comprised of US Treasury bills maturing in up to three months, investment-grade bonds and common stocks.
Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 12/31/98                                                      +13.56%
--------------------------------------------------------------------------------
Five Years Ended 12/31/98                                                +11.05
--------------------------------------------------------------------------------
Ten Years Ended 12/31/98                                                 +11.32
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                12 MONTH       6 MONTH
                                                              TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   +13.56%        +1.89%
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                SHARES                                                           VALUE       PERCENT OF
INDUSTRY                         HELD                 COMMON STOCKS                COST        (NOTE 1A)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
AEROSPACE                          36,500      GenCorp, Inc. ..............    $  1,076,212   $    910,219       0.5%
                                    5,400      United Technologies
                                                 Corporation...............         422,854        587,250       0.3
                                                                               ------------   ------------     -----
                                                                                  1,499,066      1,497,469       0.8
-----------------------------------------------------------------------------------------------------------------------
AUTO--RELATED                      20,250      The Hertz Corporation (Class
                                                 A)........................         722,168        923,906       0.5
-----------------------------------------------------------------------------------------------------------------------
AUTOMOBILE PARTS                   29,900      Federal-Mogul Corporation...       1,289,609      1,779,050       1.0
-----------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE                         13,200      General Motors
                                                 Corporation...............         925,939        944,625       0.5
-----------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE & EQUIPMENT             38,050      +Avis Rent A Car, Inc. .....         893,668        920,334       0.5
-----------------------------------------------------------------------------------------------------------------------
BANKING                            48,000      The Bank of New York
                                                 Company, Inc. ............         722,792      1,932,000       1.0
                                   12,871      BankAmerica Corporation.....         633,565        773,869       0.4
                                                                               ------------   ------------     -----
                                                                                  1,356,357      2,705,869       1.4
-----------------------------------------------------------------------------------------------------------------------
BANKING & FINANCIAL                30,600      First Union Corporation.....       1,525,967      1,860,863       1.0
                                   52,900      Heller Financial, Inc. .....       1,497,148      1,553,938       0.8
                                   17,400      Mellon Bank Corporation.....       1,115,441      1,196,250       0.7
                                   29,700      Providian Financial
                                                 Corporation...............       1,248,715      2,227,500       1.2
                                                                               ------------   ------------     -----
                                                                                  5,387,271      6,838,551       3.7
-----------------------------------------------------------------------------------------------------------------------
BEVERAGES                          38,000      PepsiCo, Inc. ..............       1,455,646      1,555,625       0.8
-----------------------------------------------------------------------------------------------------------------------
BROADCAST--MEDIA                   12,100      +Fox Entertainment Group,
                                                 Inc. (Class A)............         272,250        304,769       0.2
-----------------------------------------------------------------------------------------------------------------------
BROADCASTING/CABLE                 48,900      +Tele-Communications, Inc.
                                                 (Class A).................         905,376      2,704,781       1.5
                                  105,700      +Tele-Communications TCI
                                                 Ventures Group
                                                 (Class A).................       1,066,303      2,490,556       1.3
                                                                               ------------   ------------     -----
                                                                                  1,971,679      5,195,337       2.8
-----------------------------------------------------------------------------------------------------------------------
CHEMICALS                          10,450      du Pont (E.I.) de Nemours
                                                 and Company...............         651,331        554,503       0.3
                                   15,800      Morton International,
                                                 Inc. .....................         443,380        387,100       0.2
                                                                               ------------   ------------     -----
                                                                                  1,094,711        941,603       0.5
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES                24,980      +Quintiles Transnational
                                                 Corp. ....................       1,161,643      1,331,746       0.7
-----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                     40,800      +MCI WorldCom, Inc. ........       1,289,280      2,927,400       1.6
-----------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES                  25,650      +Cisco Systems, Inc. .......       1,043,485      2,380,641       1.3
-----------------------------------------------------------------------------------------------------------------------
COMPUTERS                          61,900      COMPAQ Computer
                                                 Corporation...............       2,091,249      2,595,931       1.4
                                   10,200      +Dell Computer
                                                 Corporation...............         643,383        746,513       0.4
                                    4,100      +EMC Corporation............         284,871        348,500       0.2
                                   11,700      International Business
                                                 Machines Corporation......       1,227,611      2,161,575       1.1
                                                                               ------------   ------------     -----
                                                                                  4,247,114      5,852,519       3.1
-----------------------------------------------------------------------------------------------------------------------
CONGLOMERATES                      72,200      The Dial Corporation........       1,486,826      2,084,775       1.1
-----------------------------------------------------------------------------------------------------------------------
COSMETICS & TOILETRIES             11,050      Kimberly-Clark
                                                 Corporation...............         507,898        602,225       0.3
-----------------------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS               9,500      General Electric Company....         728,371        969,594       0.5
                                   14,400      Intel Corporation...........       1,647,981      1,706,400       0.9
                                   15,900      +Micron Technology, Inc. ...         605,080        803,944       0.4
                                   26,750      Motorola, Inc. .............       1,412,931      1,633,422       0.9
                                   24,600      PECO Energy Company.........         840,362      1,023,975       0.6
                                                                               ------------   ------------     -----
                                                                                  5,234,725      6,137,335       3.3
-----------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT                      84,700      +Premier Parks Inc. ........       2,399,573      2,562,175       1.4
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES                 13,000      Associates First Capital
                                                 Corporation (Class A).....         447,457        550,875       0.3
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES                                                           VALUE       PERCENT OF
INDUSTRY                         HELD                 COMMON STOCKS                COST        (NOTE 1A)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
FOOD                               32,900      +Keebler Foods Company......    $    948,933   $  1,237,862       0.7%
                                   17,900      Nabisco Holdings Corp.
                                                 (Class A).................         640,768        742,850       0.4
                                                                               ------------   ------------     -----
                                                                                  1,589,701      1,980,712       1.1
-----------------------------------------------------------------------------------------------------------------------
HARDWARE TOOLS                     27,800      The Black & Decker
                                                 Corporation...............       1,166,410      1,558,538       0.8
-----------------------------------------------------------------------------------------------------------------------
INSURANCE                          20,300      Allmerica Financial
                                                 Corporation...............       1,253,949      1,174,863       0.6
                                   32,300      The Equitable Companies
                                                 Incorporated..............       1,731,827      1,869,363       1.0
                                   27,900      UNUM Corporation............       1,022,660      1,628,662       0.9
                                                                               ------------   ------------     -----
                                                                                  4,008,436      4,672,888       2.5
-----------------------------------------------------------------------------------------------------------------------
MACHINERY                           8,500      Case Corporation............         227,389        185,406       0.1
                                   37,000      Ingersoll-Rand Company......       1,265,961      1,736,687       0.9
                                                                               ------------   ------------     -----
                                                                                  1,493,350      1,922,093       1.0
-----------------------------------------------------------------------------------------------------------------------
MANUFACTURING                      31,000      Tyco International Ltd. ....       1,630,395      2,338,562       1.3
-----------------------------------------------------------------------------------------------------------------------
MEDICAL EQUIPMENT                  30,100      Beckman Coulter Inc. .......       1,798,853      1,632,925       0.9
-----------------------------------------------------------------------------------------------------------------------
MEDICAL SERVICES                   64,300      +HEALTHSOUTH Corporation....       1,055,317        992,631       0.5
-----------------------------------------------------------------------------------------------------------------------
MEDICAL TECHNOLOGY                 13,550      Johnson & Johnson...........       1,077,394      1,136,506       0.6
-----------------------------------------------------------------------------------------------------------------------
METAL                               5,400      Aluminum Co. of America.....         418,712        402,638       0.2
-----------------------------------------------------------------------------------------------------------------------
NATURAL GAS                        33,900      Enron Corporation...........       1,574,391      1,934,419       1.0
-----------------------------------------------------------------------------------------------------------------------
OIL--INTEGRATED                    10,800      Mobil Corporation...........         845,864        940,950       0.5
                                   23,100      Shell Transport & Trading
                                                 Company (ADR)(a)..........         848,682        859,031       0.5
                                                                               ------------   ------------     -----
                                                                                  1,694,546      1,799,981       1.0
-----------------------------------------------------------------------------------------------------------------------
OIL SERVICES                       15,900      Schlumberger Limited........       1,134,511        733,387       0.4
-----------------------------------------------------------------------------------------------------------------------
PETROLEUM                          32,000      Unocal Corporation..........       1,218,447        934,000       0.5
-----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                    21,200      Bristol-Myers Squibb
                                                 Company...................       2,037,333      2,836,825       1.5
                                   28,100      Warner-Lambert Company......       1,357,206      2,112,769       1.1
                                                                               ------------   ------------     -----
                                                                                  3,394,539      4,949,594       2.6
-----------------------------------------------------------------------------------------------------------------------
PRINTING &                         51,200      +World Color Press, Inc. ...       1,614,462      1,558,400       0.8
PUBLISHING
-----------------------------------------------------------------------------------------------------------------------
RADIO AND TELEVISION               77,700      +Capstar Broadcasting
                                                 Corporation (Class A).....       1,476,300      1,777,388       1.0
-----------------------------------------------------------------------------------------------------------------------
RAILROADS                          50,100      Burlington Northern Santa Fe
                                                 Corp. ....................       1,419,488      1,690,875       0.9
-----------------------------------------------------------------------------------------------------------------------
RETAIL                             39,000      Lowe's Companies, Inc. .....       1,414,780      1,996,312       1.1
                                   25,900      +Safeway Inc. ..............         823,804      1,578,281       0.8
                                   20,400      Wal-Mart Stores, Inc. ......         857,778      1,661,325       0.9
                                                                               ------------   ------------     -----
                                                                                  3,096,362      5,235,918       2.8
-----------------------------------------------------------------------------------------------------------------------
RETAIL--DRUG STORES                49,100      Rite Aid Corporation........       1,005,513      2,433,519       1.3
-----------------------------------------------------------------------------------------------------------------------
SAVINGS & LOAN ASSOCIATIONS        54,600      GreenPoint Financial
                                                 Corp. ....................       2,190,825      1,917,825       1.0
-----------------------------------------------------------------------------------------------------------------------
SCIENTIFIC EQUIPMENT               21,150      Millipore Corporation.......         450,646        601,453       0.3
-----------------------------------------------------------------------------------------------------------------------
SOFTWARE                           24,500      +BMC Software, Inc. ........         575,301      1,091,781       0.6
                                    7,300      +Keane, Inc. ...............         256,517        291,544       0.1
                                    6,600      +Microsoft Corporation......         771,116        914,512       0.5
                                                                               ------------   ------------     -----
                                                                                  1,602,934      2,297,837       1.2
-----------------------------------------------------------------------------------------------------------------------
STEEL                              21,600      +Bethlehem Steel
                                                 Corporation...............         228,606        180,900       0.1
                                    8,000      USX-U.S. Steel Group........         218,779        184,000       0.1
                                                                               ------------   ------------     -----
                                                                                    447,385        364,900       0.2
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONCLUDED)
--------------------------------------------------------------------------------

                                SHARES                                                           VALUE       PERCENT OF
INDUSTRY                         HELD                 COMMON STOCKS                COST        (NOTE 1A)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS                  5,800      +3Com Corporation...........    $    230,609   $    259,912       0.1%
                                   34,600      Ameritech Corporation.......       1,655,424      2,192,775       1.2
                                   32,200      GTE Corporation.............       1,622,813      2,171,488       1.2
                                                                               ------------   ------------     -----
                                                                                  3,508,846      4,624,175       2.5
-----------------------------------------------------------------------------------------------------------------------
TOYS                               10,600      Mattel, Inc. ...............         245,453        241,812       0.1
-----------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING                   22,100      Royal Caribbean Cruises
                                                 Ltd. .....................         519,336        817,700       0.4
-----------------------------------------------------------------------------------------------------------------------
UTILITIES--ELECTRIC                21,500      Public Service Enterprise
                                                 Group Incorporated........         835,420        860,000       0.4
                                   18,600      Texas Utilities Company.....         832,423        868,387       0.5
                                                                               ------------   ------------     -----
                                                                                  1,667,843      1,728,387       0.9
-----------------------------------------------------------------------------------------------------------------------
UTILITIES--GAS                     53,900      El Paso Energy
                                                 Corporation...............       1,452,864      1,876,394       1.0
-----------------------------------------------------------------------------------------------------------------------
WASTE MANAGEMENT                   26,000      Waste Management, Inc.......       1,110,949      1,212,250       0.7
-----------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS               79,750,573    103,404,536      55.3
-----------------------------------------------------------------------------------------------------------------------
                                 FACE
                                AMOUNT           FIXED-INCOME INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES            $ 3,000,000      General Electric Capital
                                                 Corp., 8.75% due
                                                 5/21/2007.................       3,431,200      3,662,220       1.9
-----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY            1,953,169      Federal Home Loan Mortgage
MORTGAGE-BACKED                                  Corporation, #10036, 7.50%
OBLIGATIONS**                                    due 6/01/2007.............       1,990,402      2,009,904       1.1
-----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT & AGENCY                         Federal National Mortgage
OBLIGATIONS                                      Association:
                                7,760,000      5.625% due 3/15/2001........       7,783,338      7,873,994       4.2
                                8,110,000      5.75% due 4/15/2003.........       8,154,200      8,325,402       4.4
                               10,470,000      5.75% due 2/15/2008.........      10,418,393     10,841,371       5.8
                               17,085,000      US Treasury Bonds, 6.625%
                                                 due 2/15/2027.............      19,531,407     20,208,309      10.8
                                               US Treasury Notes:
                                4,800,000      6% due 8/15/1999............       4,813,125      4,838,976       2.6
                               16,000,000      6.125% due 9/30/2000........      16,331,875     16,392,480       8.8
                                                                               ------------   ------------     -----
                                                                                 67,032,338     68,480,532      36.6
-----------------------------------------------------------------------------------------------------------------------
                                               TOTAL FIXED-INCOME
                                               INVESTMENTS                       72,453,940     74,152,656      39.6
-----------------------------------------------------------------------------------------------------------------------
                                                  SHORT-TERM SECURITIES
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*               3,162,000      General Motors Acceptance
                                                 Corp., 5.13% due
                                                 1/04/1999.................       3,160,198      3,160,198       1.7
                                5,160,000      Lexington Parker Capital
                                                 Company, LLC, 5.45% due
                                                 1/05/1999.................       5,156,094      5,156,094       2.8
-----------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES        8,316,292      8,316,292       4.5
-----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS...........    $160,520,805    185,873,484      99.4
                                                                               ============
                                               OTHER ASSETS LESS
                                                 LIABILITIES...............                      1,210,987       0.6
                                                                                              ------------     -----
                                               NET ASSETS..................                   $187,084,471     100.0%
                                                                                              ============     =====
-----------------------------------------------------------------------------------------------------------------------

* Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

** Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instrument. As a result, the average life may be substantially less than the original maturity.

+ Non-income producing security.

(a) American Depositary Receipts (ADR).

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$160,520,805) (Note
  1a).......................................................               $185,873,484
Cash........................................................                        996
Receivables:
  Interest..................................................  $1,274,431
  Dividends.................................................      86,948
  Capital shares sold.......................................       7,643      1,369,022
                                                              ----------
Prepaid expenses and other assets...........................                     14,570
                                                                           ------------
Total assets................................................                187,258,072
                                                                           ------------
---------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Investment adviser (Note 2)...............................      85,226
  Capital shares redeemed...................................      45,578        130,804
                                                              ----------
Accrued expenses and other liabilities......................                     42,797
                                                                           ------------
Total liabilities...........................................                    173,601
                                                                           ------------
---------------------------------------------------------------------------------------
NET ASSETS..................................................               $187,084,471
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000
  shares authorized+........................................               $  1,117,539
Paid-in capital in excess of par............................                140,256,937
Undistributed investment income--net........................                  4,504,394
Undistributed realized capital gains on investments--net....                 15,852,922
Unrealized appreciation on investments--net.................                 25,352,679
                                                                           ------------
NET ASSETS..................................................               $187,084,471
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $187,084,471 and 11,175,390
  shares outstanding........................................               $      16.74
                                                                           ============
---------------------------------------------------------------------------------------

   + The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1c & 1d):
Interest and discount earned................................                $ 4,729,511
Dividends (net of $453 foreign withholding tax).............                    946,919
                                                                            -----------
Total income................................................                  5,676,430
                                                                            -----------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $1,043,157
Accounting services (Note 2)................................      38,782
Printing and shareholder reports............................      30,928
Custodian fees..............................................      26,030
Professional fees...........................................      19,688
Transfer agent fees (Note 2)................................       5,115
Directors' fees and expenses................................       4,313
Pricing services............................................         563
Other.......................................................       3,451
                                                              ----------
Total expenses..............................................                  1,172,027
                                                                            -----------
Investment income--net......................................                  4,504,403
                                                                            -----------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS--NET (NOTES 1B, 1D
  & 3):
Realized gain on investments--net...........................                 16,072,309
Change in unrealized appreciation on investments--net.......                  3,510,679
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $24,087,391
                                                                            ===========
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                1998            1997
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  4,504,403    $  6,345,486
Realized gain on investments--net...........................    16,072,309      15,251,840
Change in unrealized appreciation on investments--net.......     3,510,679       9,866,947
                                                              ------------    ------------
Net increase in net assets resulting from operations........    24,087,391      31,464,273
                                                              ------------    ------------
------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1E):
Investment income--net:
  Class A...................................................    (6,345,486)     (3,604,297)
Realized gain on investments--net:
  Class A...................................................   (15,410,418)    (20,656,058)
                                                              ------------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................   (21,755,904)    (24,260,355)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net decrease in net assets derived from capital share
  transactions..............................................    (9,994,020)    (24,503,928)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................    (7,662,533)    (17,300,010)
Beginning of year...........................................   194,747,004     212,047,014
                                                              ------------    ------------
End of year*................................................  $187,084,471    $194,747,004
                                                              ============    ============
------------------------------------------------------------------------------------------
   * Undistributed investment income--net...................  $  4,504,394    $  6,345,477
                                                              ============    ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                       CLASS A
FINANCIAL STATEMENTS.                                       --------------------------------------------------------
                                                                        FOR THE YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                       1998        1997        1996        1995        1994
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......................   $  16.59    $  16.01    $  15.17    $  13.08    $  14.08
                                                            --------    --------    --------    --------    --------
Investment income--net...................................        .40         .54         .53         .59         .48
Realized and unrealized gain (loss) on
  investments--net.......................................       1.60        1.87         .89        2.06       (1.06)
                                                            --------    --------    --------    --------    --------
Total from investment operations.........................       2.00        2.41        1.42        2.65        (.58)
                                                            --------    --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net.................................       (.54)       (.27)       (.56)       (.56)       (.37)
  Realized gain on investments--net......................      (1.31)      (1.56)       (.02)         --          --
  In excess of realized gain on investments--net.........         --          --          --          --        (.05)
                                                            --------    --------    --------    --------    --------
Total dividends and distributions........................      (1.85)      (1.83)       (.58)       (.56)       (.42)
                                                            --------    --------    --------    --------    --------
Net asset value, end of year.............................   $  16.74    $  16.59    $  16.01    $  15.17    $  13.08
                                                            ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.......................     13.56%      17.11%       9.73%      20.81%      (4.19%)
                                                            ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................       .62%        .60%        .60%        .61%        .63%
                                                            ========    ========    ========    ========    ========
Investment income--net...................................      2.37%       3.17%       3.39%       4.22%       3.95%
                                                            ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...................   $187,084    $194,747    $212,047    $212,912    $158,951
                                                            ========    ========    ========    ========    ========
Portfolio turnover.......................................    102.47%     136.71%     236.50%      38.40%      35.36%
                                                            ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------

   * Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. American Balanced Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity and debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written options are non-income producing investments.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain

--------------------------------------------------------------------------------

other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 0.55% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned $27,695 in commissions on the execution of portfolio security transactions

  For the year ended December 31, 1998, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, earned $263 for providing security price quotations to compute the Fund's net asset value.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.
  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1998 were $179,918,349 and $210,287,784, respectively.

  Net realized gains (losses) for the year ended December 31, 1998 and net unrealized gains as of December 31, 1998 were as follows:

--------------------------------------------------------------------
                                           Realized      Unrealized
                                        Gains (Losses)      Gains
--------------------------------------------------------------------
Long-term investments.................   $16,072,518     $25,352,679
Short-term investments................          (209)             --
                                         -----------     -----------
Total.................................   $16,072,309     $25,352,679
                                         ===========     ===========
--------------------------------------------------------------------

  At December 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $25,229,906, of which $27,096,872 related to appreciated securities and $1,866,966 related to depreciated securities. At December 31, 1998, the aggregate cost of investments for Federal income tax purposes was $160,643,578.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions were $9,994,020 and $24,503,928 for the years ended December 31, 1998 and December 31, 1997, respectively.

  Transactions in capital shares were as follows:

------------------------------------------------------------------
Class A Shares for the Year Ended                        Dollar
December 31, 1998                          Shares        Amount
------------------------------------------------------------------
Shares sold............................     107,140   $  1,675,752
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................   1,472,980     21,755,904
                                         ----------   ------------
Total issued...........................   1,580,120     23,431,656
Shares redeemed........................  (2,146,975)   (33,425,676)
                                         ----------   ------------
Net decrease...........................    (566,855)  $ (9,994,020)
                                         ==========   ============
------------------------------------------------------------------

------------------------------------------------------------------
Class A Shares for the Year Ended                        Dollar
December 31, 1997                          Shares        Amount
------------------------------------------------------------------
Shares sold............................      62,221   $    951,862
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................   1,723,037     24,260,354
                                         ----------   ------------
Total issued...........................   1,785,258     25,212,216
Shares redeemed........................  (3,285,875)   (49,716,144)
                                         ----------   ------------
Net decrease...........................  (1,500,617)  $(24,503,928)
                                         ==========   ============
------------------------------------------------------------------

5. SUBSEQUENT EVENT:

On January 4, 1999, the Company's Board of Directors declared an ordinary income dividend in the amount of $.600672 per Class A Share and a long-term capital gains distribution in the amount of $1.231936 per Class A Share payable on January 11, 1999 to shareholders of record as of December 31, 1998.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
AMERICAN BALANCED FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Balanced Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of American Balanced Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 10, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
DECEMBER 31, 1998--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

INVESTMENT ENVIRONMENT

  During the 12 months ended December 31, 1998, the total return for the unmanaged Standard & Poor's (S&P) 500 Index was an impressive +28.6%. However, the year was characterized by substantial volatility. In July, the market soared to new highs as investors' concerns over the economic crisis in Asia gave way to enthusiasm that any depressing effect from Asia would serve to sustain the scenario of steady economic growth coupled with low inflation. However, this notion was abruptly dismissed as the S&P 500 Index fell nearly 20% from its July high by the beginning of the fourth quarter of 1998. The correction reflected investors' conclusions that Asia's economic troubles were indeed having a very tangible negative impact on the US economy and corporate earnings as well as on other developing economies around the world.

  During the second quarter of 1998, gross domestic product growth slowed to 1.8% from a more robust 5.5% earlier in the year. The US manufacturing sector was negatively impacted by weak industrial production. In addition, corporate profits slid 1.5% in the second quarter of 1998, the first year-over-year decline in nearly a decade. Moreover, commodity prices were battered as export demand for oil, copper, grain and other products weakened. In response to the faltering economic outlook, the Federal Reserve Board lowered interest rates by 75 basis points (0.75%) in a series of three consecutive cuts with an ensuing reacceleration of the economy. The positive psychology surrounding this swift and decisive action drove the stock market on an unabated path to a new high at year-end, rebounding almost 30% from its summer low.

  While this sequence of events led to an impressive advance for the stock market in general, there were several notable underlying market dynamics that were masked by an isolated study of the narrow S&P 500 Index. For example, investors had a distaste for cyclical stocks such as Aluminum Company of America and International Paper Company, whose earnings are tied to the economic cycle. Concurrently, the seemingly insatiable demand for consumer growth stocks such as the Coca-Cola Co., Johnson & Johnson and General Electric Co., with their more stable earnings records, remained strong. This dichotomy is evidenced by the wide divergence of performance between the unmanaged Morgan Stanley Consumer Index, which rose 25.4%, compared to the unmanaged Morgan Stanley Cyclical Index, which was unchanged for the 12-month period ended December 31, 1998. Despite the fact that value stocks continued to trade at depressed price/earnings multiples, investors continued to bid up the already extended multiples for growth stocks possessing more predictable earnings streams.

  The very narrow performance of the market is another significant dynamic. Only a handful of stocks drove a substantial portion of the gains posted for the year. More specifically, a mere ten stocks contributed almost 50% of the gain in the S&P 500. The relative performance of indexes representative of the broader markets also illustrates this dynamic. For example, the unmanaged Value Line Composite Index, a broad index comprised of over 1,500 stocks, lost 3.8% during the year.

  Finally, the lackluster showing by the unmanaged Russell 2000 Small-Cap Index, which declined 3.5% of its value for the year ended December 31, 1998, is noteworthy. Investors shunned small-capitalization stocks in favor of large, high-multiple, stable growth stocks, which were deemed to better weather an economic downturn while also being bigger beneficiaries of a low-interest rate, low-inflationary environment. Investor conclusions generally vacillated between these two notions throughout the quarter.

FISCAL YEAR IN REVIEW

  The year ended December 31, 1998 proved to be another very difficult one for our value style of investing, probably the most difficult since the 1990 recession. Against this backdrop, the Fund's Class A and Class B Shares had total returns of +9.44% and +9.28%, respectively, for the year ended December 31, 1998, compared to the total return of +28.6% for the unmanaged S&P 500 Index for the same one-year period. The fact that cyclically oriented companies continued to trade at depressed valuation levels translated to an overweighted position in basic materials and capital goods holdings in the Fund throughout the year, a positioning which hurt Fund performance. Although holdings such as ASARCO Incorporated traded at depressed valuation levels, investors generally refused to bid their valuations higher in recognition of the largest valuation dichotomy with growth stocks in decades. Likewise, the inherent value in small-capitalization and medium-capitalization companies attracted us and resulted in an

--------------------------------------------------------------------------------

average market cap for the Fund of $24.5 billion, compared to approximately $92.1 billion for the S&P 500 Index. Despite more attractive valuation levels, the Fund's small-capitalization and medium-capitalization exposure impeded relative performance during the year. Another area of weakness was energy and energy-related holdings, which came under pressure as a fall-off in demand from weakened global economies combined with unusual weather patterns to depress the price of the commodity. As positions in Sonat Inc., Royal Dutch Petroleum Company, Diamond Offshore Drilling, Inc., Halliburton Company, Unocal Corporation and others continued to underperform, the Fund's weighting in this sector increased relative to the S&P 500 Index.

  The Fund's technology exposure went from underweighted in the first half of the year to overweighted in the fall, when this sector was near its low. The Fund was well-positioned to take advantage of the subsequent turnaround in technology issues as companies finally began to meet or exceed earnings expectations in the third quarter of 1998. Stocks such as Hewlett-Packard Company, Novell, Inc., Motorola, Inc., LSI Logic Corporation and Seagate Technology, Inc. posted impressive gains off of their lows. Several of the Fund's largest holdings at the beginning of the year, including Pharmacia & Upjohn, Inc., Novell, Inc., Eastman Kodak Company and Pharmaceutical Product Development, Inc., were eventually scaled back or eliminated as the companies proved successful in executing their turnaround plans.

IN CONCLUSION

  In adherence to its strict value philosophy, the Fund remains appropriately positioned in our view with an average price/earnings ratio of 21.7 times, a price/book multiple of 2.0 times and an above-average dividend yield of 1.5%. We continue to believe that our bottom-up, value approach to stock selection will reward shareholders with a long-term investment horizon.

  Thank you for your investment in Basic Value Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Kevin M. Rendino
Kevin Rendino
Senior Vice President and Portfolio Manager

February 5, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A AND CLASS B SHARES
--------------------------------------------------------------------------------
[VARIABLE SERIES BASIC VALUE FOCUS GRAPH]

Basic Value Focus Fund

Total Return Based on a $10,000 Investment-Class A and Class B Shares.

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Standard & Poor's 500 Index. Beginning and ending values are:

                                            7/01/93**            12/98
                                            ---------            -----
Class A Shares*                              $10,000            $22,410
Standard & Poor's 500 Index++                $10,000            $30,951

A line graph depicting the growth of an investment in the Fund's Class B Shares compared to growth of an investment in the Standard & Poor's 500 Index. Beginning and ending values are:

                                            11/03/97++           12/98
                                            ----------           ------
Basic Value Focus Fund+--
Class B Shares*                              $10,000            $10,894
Standard & Poor's 500 Index++                $10,000            $13,329

  * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
 **  Commencement of operations.
  + Basic Value Focus Fund invests primarily in equities that Fund management believes are undervalued.
 ++ This unmanaged broad-based Index is comprised of common stocks.

        Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 12/31/98                                                      + 9.44%
--------------------------------------------------------------------------------
Five Years Ended 12/31/98                                                 +15.40
--------------------------------------------------------------------------------
Inception (7/01/93) to 12/31/98                                           +15.80
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS B SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 12/31/98                                                       +9.28%
--------------------------------------------------------------------------------
Inception (11/03/97) to 12/31/98                                           +7.67
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                12 MONTH       6 MONTH
                                                              TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                    +9.44%         -3.74%
-----------------------------------------------------------------------------------------
Class B Shares                                                    +9.28          -3.81
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                SHARES                                                          VALUE       PERCENT OF
INDUSTRY                         HELD                     STOCKS                   COST       (NOTE 1A)     NET ASSETS
----------------------------------------------------------------------------------------------------------------------
LOW PRICE TO BOOK VALUE
----------------------------------------------------------------------------------------------------------------------
METALS--NON-FERROUS               640,000      ASARCO Incorporated.........    $ 16,469,720  $  9,640,000       1.3%
HEALTH MAINTENANCE                250,000      Aetna Inc. .................      19,629,994    19,656,250       2.6
  ORGANIZATIONS
FINANCIAL SERVICES--CAPTIVE       600,000      The CIT Group, Inc. (Class
                                                 A)........................      16,208,298    19,087,500       2.5
PAPER & FOREST PRODUCTS           300,000      Champion International
                                                 Corporation...............      12,701,713    12,150,000       1.6
TECHNOLOGY                      1,300,000      +Exabyte Corporation(a).....      13,064,889     6,987,500       0.9
TELECOMMUNICATIONS              1,500,000      +Glenayre Technologies,
                                                 Inc. .....................      13,256,350     6,562,500       0.9
SEMICONDUCTORS                  2,059,700      +Integrated Device
                                                 Technology, Inc. .........      16,617,070    12,551,297       1.7
ELECTRONIC COMPONENTS             800,000      +LSI Logic Corporation......      15,387,476    12,900,000       1.7
SOFTWARE                        1,200,000      +Mentor Graphics
                                                 Corporation...............      11,553,748    10,050,000       1.3
TELECOMMUNICATIONS                300,000      Motorola, Inc. .............      16,260,780    18,318,750       2.4
INFORMATION PROCESSING            300,000      +NCR Corporation............       8,616,753    12,525,000       1.7
SOFTWARE                        1,000,000      +Novell, Inc. ..............       9,253,879    18,125,000       2.4
COMPUTER SERVICES               1,554,300      +Scitex Corporation Ltd.
                                                 (Ordinary)................      15,748,370    18,165,881       2.4
COMPUTER SERVICES                 300,000      +Seagate Technology,
                                                 Inc. .....................       6,845,259     9,075,000       1.2
BEVERAGE & ENTERTAINMENT          600,000      The Seagram Company
                                                 Ltd. .....................      21,849,247    22,800,000       3.0
INFORMATION PROCESSING          1,200,000      +Silicon Graphics, Inc. ....      15,077,846    15,450,000       2.0
OIL--DOMESTIC                     500,000      Sonat Inc. .................      20,332,534    13,531,250       1.8
STEEL                           1,150,000      +WHX Corporation(a).........      11,661,962    11,571,875       1.5
                                                                               ------------  ------------     -----
                                                                                260,535,888   249,147,803      32.9
----------------------------------------------------------------------------------------------------------------------
BELOW-AVERAGE PRICE/EARNINGS RATIO
----------------------------------------------------------------------------------------------------------------------
BANKING & FINANCIALS              400,000      Associates First Capital
                                                 Corporation (Class A).....      14,029,840    16,950,000       2.2
FARMING & CONSTRUCTION            150,000      Caterpillar Inc. ...........       8,178,877     6,900,000       0.9
  EQUIPMENT
BANKING & FINANCIALS              200,000      The Chase Manhattan
                                                 Corporation...............       9,059,820    13,612,500       1.8
MEDICAL SERVICES                  500,000      Columbia/HCA Healthcare
                                                 Corporation...............      15,139,601    12,375,000       1.6
FARMING & CONSTRUCTION            150,000      Deere & Company.............       7,580,195     4,968,750       0.7
  EQUIPMENT
OIL SERVICES                      400,000      Diamond Offshore Drilling,
                                                 Inc. .....................      14,882,163     9,475,000       1.2
CHEMICALS                         200,000      du Pont (E.I.) de Nemours
                                                 and Company...............      11,815,695    10,612,500       1.4
AUTOMOTIVE                        150,000      General Motors
                                                 Corporation...............       8,740,972    10,734,375       1.4
OIL SERVICES                      300,000      Halliburton Company.........      10,554,260     8,887,500       1.2
CHEMICALS                         600,000      Hercules Incorporated.......      25,933,412    16,425,000       2.2
COMPUTER SERVICES                 250,000      Hewlett-Packard Company.....      15,834,289    17,078,125       2.3
INFORMATION PROCESSING             40,000      International Business
                                                 Machines Corporation......       2,847,450     7,390,000       1.0
HOUSEHOLD FURNITURE &             150,000      Koninklijke (Royal) Philips
  APPLIANCES                                     Electronics N.V. (NY
                                                 Registered Shares)........      10,207,452    10,153,125       1.3
AEROSPACE & DEFENSE               125,000      Northrop Grumman
                                                 Corporation...............       9,226,407     9,140,625       1.2
TOBACCO                           350,000      Philip Morris Companies
                                                 Inc. .....................      14,456,303    18,725,000       2.5
FARMING & CONSTRUCTION            125,000      Potash Corporation of
  EQUIPMENT                                      Saskatchewan Inc. ........       9,487,956     7,984,375       1.0
OIL & GAS PRODUCERS               800,000      Rowan Companies, Inc. ......      10,716,622     8,000,000       1.1
RETAIL                            200,000      Sears, Roebuck and Co. .....       9,022,895     8,500,000       1.1
RAILROADS                         500,000      Union Pacific Corporation...      27,039,742    22,531,250       3.0
RETAIL                            800,000      +Venator Group, Inc. .......      14,163,748     5,150,000       0.7
                                                                               ------------  ------------     -----
                                                                                248,917,699   225,593,125      29.8
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONCLUDED)
--------------------------------------------------------------------------------

                                SHARES                                                          VALUE       PERCENT OF
INDUSTRY                         HELD                     STOCKS                   COST       (NOTE 1A)     NET ASSETS
----------------------------------------------------------------------------------------------------------------------
ABOVE-AVERAGE YIELD
----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS                200,000      AT&T Corp. .................    $  9,467,211  $ 15,050,000       2.0%
OIL--DOMESTIC                     200,000      Atlantic Richfield
                                                 Company...................      14,888,215    13,050,000       1.7
AEROSPACE & DEFENSE               300,000      The Boeing Co. .............      10,221,340     9,787,500       1.3
UTILITIES                         400,000      Cinergy Corp. ..............      13,681,343    13,750,000       1.8
ENGINEERING & CONSTRUCTION        650,000      Foster Wheeler
                                                 Corporation...............      10,458,356     8,571,875       1.1
FOODS                             275,000      General Mills, Inc. ........      18,610,079    21,381,250       2.8
COSMETICS & TOILETRIES            350,000      Kimberly-Clark
                                                 Corporation...............      16,851,945    19,075,000       2.5
BANKING & FINANCIALS              100,000      Mellon Bank Corporation.....       6,487,250     6,875,000       0.9
BANKING & FINANCIALS              200,000      National City Corporation...      13,659,428    14,500,000       1.9
OIL--INTERNATIONAL                250,000      Royal Dutch Petroleum
                                                 Company (NY Registered
                                                 Shares)...................      14,021,805    11,968,750       1.6
ELECTRONIC COMPONENTS             256,200      Thomas & Betts
                                                 Corporation...............      11,233,150    11,096,663       1.5
OIL--DOMESTIC                     500,000      Unocal Corporation..........      19,034,053    14,593,750       1.9
                                                                               ------------  ------------     -----
                                                                                158,614,175   159,699,788      21.0
----------------------------------------------------------------------------------------------------------------------
SPECIAL SITUATIONS
----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS                350,000      +3Com Corporation...........       8,850,726    15,684,375       2.1
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL STOCKS                     676,918,488   650,125,091      85.8
----------------------------------------------------------------------------------------------------------------------
               FACE AMOUNT                        SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*             $10,000,000      Concord Minutemen Capital
                                                 Co. LLC, 5.58% due
                                                 1/05/1999.................       9,992,250     9,992,250       1.3
                               10,000,000      Delaware Funding Corp.,
                                                 5.33% due 1/19/1999.......       9,971,870     9,971,870       1.3
                                7,764,000      General Electric Capital
                                                 Corp., 5% due 1/04/1999...       7,759,687     7,759,687       1.0
                               21,000,000      Lexington Parker Capital
                                                 Company, LLC, 5.45% due
                                                 1/05/1999.................      20,984,104    20,984,104       2.8
                               15,000,000      Riverwoods Funding Corp.,
                                                 5.45% due 1/08/1999.......      14,981,833    14,981,833       2.0
                               10,811,000      Variable Funding Capital
                                                 Corp., 5.52% due
                                                 1/14/1999.................      10,787,792    10,787,792       1.4
                                                                               ------------  ------------     -----
                                                                                 74,477,536    74,477,536       9.8
----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY           34,000,000      Federal National Mortgage
OBLIGATIONS*                                     Association, 5.08% due
                                                 1/04/1999.................      33,980,809    33,980,809       4.5
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES      108,458,345   108,458,345      14.3
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS...........    $785,376,833   758,583,436     100.1
                                                                               ============
                                               LIABILITIES IN EXCESS OF
                                                 OTHER ASSETS..............                      (679,203)     (0.1)
                                                                                             ------------     -----
                                               NET ASSETS..................                  $757,904,233     100.0%
                                                                                             ============     =====
----------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.

* Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

(a) Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

-------------------------------------------------------------------------------------------------------------------
                                                                                  NET SHARE      NET       DIVIDEND
INDUSTRY                                             AFFILIATE                    ACTIVITY       COST       INCOME
-------------------------------------------------------------------------------------------------------------------
Technology                                      Exabyte Corporation                420,800    $2,261,596      +
Steel                                             WHX Corporation                  100,000     1,305,088      +
-------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.
Categories of companies shown have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost -- $785,376,833)
  (Note 1a).................................................             $758,583,436
Cash........................................................                       91
Receivables:
  Dividends.................................................  $680,854
  Securities sold...........................................   148,307
  Capital shares sold.......................................    65,244        894,405
                                                              --------
Prepaid expenses and other assets...........................                   52,183
                                                                         ------------
Total assets................................................              759,530,115
                                                                         ------------
-------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   916,855
  Investment adviser (Note 2)...............................   385,147
  Capital shares redeemed...................................   156,961
  Distributor (Note 2)......................................     1,542      1,460,505
                                                              --------
Accrued expenses and other liabilities......................                  165,377
                                                                         ------------
Total liabilities...........................................                1,625,882
                                                                         ------------
-------------------------------------------------------------------------------------
NET ASSETS..................................................             $757,904,233
                                                                         ============
-------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000
  shares authorized.........................................             $  5,142,473
Class B Shares of Common Stock, $0.10 par value, 100,000,000
  shares authorized.........................................                   23,097
Paid-in capital in excess of par............................              652,318,847
Undistributed investment income--net........................                9,493,624
Undistributed realized capital gains on investments--net....              117,719,589
Unrealized depreciation on investments--net.................              (26,793,397)
                                                                         ------------
NET ASSETS..................................................             $757,904,233
                                                                         ============
-------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $754,519,489 and 51,424,728
  shares outstanding........................................             $      14.67
                                                                         ============
Class B--Based on net assets of $3,384,744 and 230,974
  shares outstanding........................................             $      14.65
                                                                         ============
-------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1c & 1D):
Dividends (net of $122,880 foreign withholding tax).........              $ 10,538,388
Interest and discount earned................................                 3,902,735
                                                                          ------------
Total income................................................                14,441,123
                                                                          ------------
--------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $4,516,100
Accounting services (Note 2)................................     155,516
Printing and shareholder reports............................      86,508
Custodian fees..............................................      70,024
Professional fees...........................................      45,322
Registration fees (Note 1e).................................      41,582
Directors' fees and expenses................................      15,120
Transfer agent fees (Note 2)................................       5,219
Distribution fees--Class B (Note 2).........................       2,248
Amortization of organization expenses (Note 1e).............         720
Pricing services............................................         703
Other.......................................................       8,434
                                                              ----------
Expenses....................................................                 4,947,496
                                                                          ------------
Investment income--net......................................                 9,493,627
                                                                          ------------
--------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET (NOTES
  1B, 1D & 3):
Realized gain on investments--net...........................               118,772,730
Change in unrealized appreciation/depreciation on
  investments--net..........................................               (68,783,241)
                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........              $ 59,483,116
                                                                          ============
--------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                1998            1997
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $   9,493,627   $  7,897,496
Realized gain on investments--net...........................    118,772,730     96,532,191
Change in unrealized appreciation/depreciation on
  investments--net..........................................    (68,783,241)      (914,299)
                                                              -------------   ------------
Net increase in net assets resulting from operations........     59,483,116    103,515,388
                                                              -------------   ------------
------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1f):
Investment income--net:
  Class A...................................................     (7,893,414)    (3,224,650)
  Class B...................................................         (4,057)            --
Realized gain on investments--net:
  Class A...................................................    (96,299,982)   (54,136,801)
  Class B...................................................        (49,914)            --
                                                              -------------   ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................   (104,247,367)   (57,361,451)
                                                              -------------   ------------
------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase in net assets derived from capital share
  transactions..............................................    130,995,545    100,588,838
                                                              -------------   ------------
------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................     86,231,294    146,742,775
Beginning of year...........................................    671,672,939    524,930,164
                                                              -------------   ------------
End of year*................................................  $ 757,904,233   $671,672,939
                                                              =============   ============
------------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $   9,493,624   $  7,897,468
                                                              =============   ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                        CLASS A
FINANCIAL STATEMENTS.                                   ------------------------------------------------------------------
                                                                         FOR THE YEAR ENDED DECEMBER 31,
                                                        ------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                    1998+         1997          1996          1995          1994
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...................     $  15.84     $  14.74      $  13.10      $  11.10      $  10.95
                                                          --------     --------      --------      --------      --------
Investment income--net...............................          .19          .19           .17           .18           .17
Realized and unrealized gain on investments--net.....         1.10         2.52          2.37          2.49           .08
                                                          --------     --------      --------      --------      --------
Total from investment operations.....................         1.29         2.71          2.54          2.67           .25
                                                          --------     --------      --------      --------      --------
Less dividends and distributions:
  Investment income--net.............................         (.19)        (.09)         (.18)         (.19)         (.10)
  Realized gain on investments--net..................        (2.27)       (1.52)         (.72)         (.48)           --
                                                          --------     --------      --------      --------      --------
Total dividends and distributions....................        (2.46)       (1.61)         (.90)         (.67)         (.10)
                                                          --------     --------      --------      --------      --------
Net asset value, end of year.........................     $  14.67     $  15.84      $  14.74      $  13.10      $  11.10
                                                          ========     ========      ========      ========      ========
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share...................        9.44%       20.62%        20.69%        25.49%         2.36%
                                                          ========     ========      ========      ========      ========
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.............................................         .66%         .65%          .66%          .66%          .72%
                                                          ========     ========      ========      ========      ========
Investment income--net...............................        1.26%        1.36%         1.37%         1.68%         2.08%
                                                          ========     ========      ========      ========      ========
--------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...............     $754,519     $671,325      $524,930      $306,463      $164,307
                                                          ========     ========      ========      ========      ========
Portfolio turnover...................................      113.44%       95.52%        68.41%        74.10%        60.55%
                                                          ========     ========      ========      ========      ========
--------------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------

                                                                                   CLASS B
                                                                 --------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM      FOR THE YEAR            FOR THE PERIOD
INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.                       ENDED            NOVEMBER 3, 1997+ TO
INCREASE (DECREASE) IN NET ASSET VALUE:                          DECEMBER 31, 1998++      DECEMBER 31, 1997
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................          $ 15.84                  $15.89
                                                                       -------                  ------
Investment income--net.......................................              .16                     .01
Realized and unrealized gain (loss) on investments--net......             1.10                    (.06)
                                                                       -------                  ------
Total from investment operations.............................             1.26                    (.05)
                                                                       -------                  ------
Less dividends and distributions:
  Investment income--net.....................................             (.18)                     --
  Realized gain on investments--net..........................            (2.27)                     --
                                                                       -------                  ------
Total dividends and distributions............................            (2.45)                     --
                                                                       -------                  ------
Net asset value, end of period...............................          $ 14.65                  $15.84
                                                                       =======                  ======
-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...........................            9.28%                  (0.31%)++
                                                                       =======                  ======
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.....................................................             .82%                   .82%*
                                                                       =======                  ======
Investment income--net.......................................            1.12%                  1.27%*
                                                                       =======                  ======
-------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).....................          $ 3,385                  $  348
                                                                       =======                  ======
Portfolio turnover...........................................          113.44%                  95.52%
                                                                       =======                  ======
-------------------------------------------------------------------------------------------------------------

*Annualized.
**Total investment returns exclude insurance-related fees and expenses. + Commencement of operations.
++ Aggregate total investment return.
++ Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Basic Value Focus Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity and debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

  Written options are non-income producing investments.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Deferred organization expenses--Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years.

  (f) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plan with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 0.60% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plan adopted by the Company, pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of 0.15% of the average daily value of the Fund's Class B net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $54,664 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.
3. INVESTMENTS:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1998 were $771,745,216 and $764,348,340, respectively.

  Net realized gains (losses) for the year ended December 31, 1998 and net unrealized losses as of December 31, 1998 were as follows:

-------------------------------------------------------------------
                                         Realized       Unrealized
                                       Gains(Losses)      Losses
-------------------------------------------------------------------
Long-term investments................  $118,773,312    $(26,793,397)
Short-term investments...............          (582)             --
                                       ------------    ------------
Total................................  $118,772,730    $(26,793,397)
                                       ============    ============
-------------------------------------------------------------------

  At December 31, 1998, net unrealized depreciation for Federal income tax purposes aggregated $28,391,695, of which $60,479,565 related to appreciated securities and $88,871,260 related to depreciated securities. At December 31, 1998, the aggregate cost of investments for Federal income tax purposes was $786,975,131.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions was $130,995,545 and $100,588,838 for the years ended December 31, 1998 and December 31, 1997, respectively.

  Transactions in capital shares for each class were as follows:

-----------------------------------------------------------------
Class A Shares for the Year                             Dollar
Ended December 31, 1998                  Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   7,186,093    $105,551,625
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   7,700,916     104,193,396
                                       ----------    ------------
Total issued.........................  14,887,009     209,745,021
Shares redeemed......................  (5,839,387)    (81,723,213)
                                       ----------    ------------
Net increase.........................   9,047,622    $128,021,808
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year                             Dollar
Ended December 31, 1997                  Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   9,505,073    $141,108,871
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   4,361,868      57,361,452
                                       ----------    ------------
Total issued.........................  13,866,941     198,470,323
Shares redeemed......................  (7,112,265)    (98,226,048)
                                       ----------    ------------
Net increase.........................   6,754,676    $100,244,275
                                       ==========    ============
-----------------------------------------------------------------

------------------------------------------------------------------
Class B Shares for the Year                               Dollar
Ended December 31, 1998                  Shares           Amount
------------------------------------------------------------------
Shares sold............................  215,927        $3,077,684
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................    3,989            53,970
                                         -------        ----------
Total issued...........................  219,916         3,131,654
Shares redeemed........................  (10,907)         (157,917)
                                         -------        ----------
Net increase...........................  209,009        $2,973,737
                                         =======        ==========
------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------
Class B Shares for the Period                             Dollar
November 3, 1997+ to December 31, 1997     Shares         Amount
-------------------------------------------------------------------
Shares sold...........................       24,431    $    383,980
Shares redeemed.......................       (2,466)        (39,417)
                                         ----------    ------------
Net increase..........................       21,965    $    344,563
                                         ==========    ============
-------------------------------------------------------------------

 + Commencement of operations.

5. SUBSEQUENT EVENT:

On January 4, 1999, the Company's Board of Directors declared an ordinary dividend in the amount of $1.121357 per Class A Share and $1.111624 per Class B Share and a long-term capital gains distribution in the amount of $1.372343 per share for each of the two classes payable on January 11, 1999 to shareholders of record as of December 31, 1998.

--------------------------------------------------------------------------------

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
BASIC VALUE FOCUS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Basic Value Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Basic Value Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 10, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CAPITAL FOCUS FUND
ANNUAL REPORT--DECEMBER 31, 1998
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  During the six-month period ended December 31, 1998, a series of dynamic global business, economic and political developments precipitated significant volatility in US financial asset prices. Beginning in late summer, the combination of slowing economic growth, weak corporate profits performance and renewed political turmoil drove stock prices lower.

  While the consumer sector of the economy remained robust, the industrial sector deteriorated as the Asian economic crisis began to impair US economic activity. The implosion in the Russian economy and financial markets exacerbated ongoing deterioration in emerging markets in Asia and Latin America in August, further restraining expectations for growth in US corporate profits. With equity prices and valuations still at or near record highs, the US equity market offered precious little room for such disappointments. There was a significant decline in stock prices, with the unmanaged Standard & Poor's 500 (S&P 500) Index declining 14.6% in August and almost 20% from its July peak. This significant decline in the broad market indexes masked even more serious declines within various segments of the market as the average New York Stock Exchange listed stock declined over 30%.

  A modest recovery ensued in early fall based on expectations for a more accommodative monetary policy, as investors correctly anticipated Federal Reserve Board action to lower interest rates in order to alleviate these growing economic pressures. With the risk of deflation superceding that of inflation in many investors' minds, the lower interest rate structure was expected to facilitate more growth-oriented policies and precipitate a more stable economic environment.

  By late fall, the Federal Reserve Board had lowered interest rates for the third time and this lower interest rate structure, combined with accelerating money supply growth, provided tremendous fuel with which to drive financial asset prices higher. Furthermore, an upward revision to third-quarter gross domestic product growth to 3.9%, and continued high levels of auto, housing and retail sales, suggested recessionary fears were misplaced and a hospitable economic environment could be sustained. Finally, most observers continued to expect modest growth in US corporate profits in 1999.

  At year-end, accelerating financial market liquidity, continued robust real consumer spending and some evidence of improvement in economic conditions in selected developing countries such as South Korea, completed the recovery, propelling the broad market indexes to new highs near period-end. For the six months ended December 31, 1998, the US stock market, as measured by the unmanaged S&P 500 Index, had a +9.2% total return. The US bond market was a significant beneficiary of these developments as investors' appetite for safety and security in this volatile environment, coupled with expectations for moderating economic growth and continued benign inflation, produced a strong advance in US Treasury security prices and sent long-term Government bond yields to near record low levels. The benchmark unmanaged Merrill Lynch Domestic Bond Master Index generated a +4.65% total return while cash equivalents earned a +2.56% total return for the six months ended December 31, 1998.

  While we are encouraged by this more proactive posture on the part of the monetary authorities and expect lower interest rates and rapid money supply growth to provide strong support, we believe that the ramifications of the volatility in the emerging markets economies have yet to be fully incorporated into corporate earnings expectations and, in turn, stock prices. Consequently, we remain concerned about the equity market's ability to continue to advance from current levels. The stock market's recovery from the early October lows has driven price/earnings and price/book value multiples back to record levels. Meanwhile, after-tax corporate profits fell 1.8% during the third quarter and at a 5.4% pace over the past year. Record-high valuations, combined with deteriorating corporate profits, does not represent a formula for significant stock price appreciation, in our opinion. Also, bonds continue to represent good value, with inflation-adjusted interest rates at historically above-average levels and inflation pressures expected to remain benign. Consequently, we continue to maintain a significant bond weighting in the Fund, with our investment position at period-end showing 61.6% of net assets invested in equities, 31.8% in fixed- income securities and 6.6% in cash and cash equivalents.

FISCAL YEAR IN REVIEW

  The remarkable recovery of the US equity market masks a significant disparity of performance within the market. While total return for the unmanaged S&P 500 Index advanced by 28.58% for the year ended December 31, 1998, this gain was heavily concentrated in the 30 largest companies in the Index, which rose an average of 39% for the year and accounted for 46% of

--------------------------------------------------------------------------------

the Index's gain. Equally weighting the 500 stocks in the Index produced a far more modest 13% return for 1998. This concentration of performance in the ultra-large capitalization companies is further evident by the more restrained +17.68% total returns of the unmanaged S&P Mid-Cap Index and the 2.55% decline in 1998 by the unmanaged Russell 2000 Index of smaller companies. Indeed, almost twice as many New York Stock Exchange listed stocks declined in price for the 12-month period than advanced in price, and the average stock remained 26% below its 52-week high. Since the Fund maintains only a nominal representation among the large consumer, pharmaceutical and technology companies that account for the bulk of the top 30 stocks because of the extremely high valuations they command, this detracted from our relative equity returns for the 12-month period. Furthermore, our value style of investing underperformed the growth style of investing for the year, further constraining our performance. The unmanaged Russell 1000 Value Index rose 27.02% for 1998 compared to the Russell 1000 Growth Index, which provided a gain of 38.71% for the year. We continue to believe our stock selection methodologies are sound and have the potential to provide superior risk-adjusted equity returns over time.

  Within the equity component of the Fund, we continued to diversify our holdings to better control risk, adding 12 new investments and eliminating 10 stocks from the Fund. We established a position in Monsanto Company, the pharmaceutical/agricultural chemical company, where a significant decline in the share price created an attractive buying opportunity. We believe Monsanto offers an attractive risk/reward profile and represents an attractive addition to the Fund.

  During the last six months, we sold our position in Wal-Mart Stores, Inc., the nation's largest retailer. The company was a big winner over the past few years, appreciating over 70% in 1997 and a further 80% in 1998. Now selling at over 33 times the fiscal year 2000 earnings per share estimate, the stock's premium valuation has been restored. We bought Wal-Mart when business was weak, earnings growth was negative, and valuations were at relatively low levels. With business now strong, earnings growth accelerating and the valuation approaching all-time highs, we believe the stock is fairly valued, so we decided to sell and look to redeploy proceeds into more attractive investment opportunities.

IN CONCLUSION

  Capital Focus Fund seeks to invest in above-average companies whose stocks sell at below-average valuation levels. On average, the stocks in the Fund have generated comparable returns on shareholders' equity and have stronger balance sheets while offering faster earnings growth than the average company as measured by the S&P 500. However, these same stocks sell at an average price/earnings ratio of 18.5 times estimated 1999 earnings per share compared to
27.9 times for the S&P 500, at 3.6 times book value per share compared to 6.5 times for the S&P 500, and provide an above-average dividend yield. We believe this formula will produce superior risk-adjusted equity returns over time.

  We appreciate your investment in Capital Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Kurt Schansinger
Kurt Schansinger
Senior Vice President and Portfolio Manager

February 5, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CAPITAL FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

Capital Focus Fund
Total Return Based on a $10,000 Investment-Class A Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Standard & Poor's 500 Index and the Merrill Lynch Domestic Fixed-Income Master Index. Beginning and ending values are:

                                           6/05/98**          12/98
                                           ---------          -----
Capital Focus Fund+ --
Class A Shares*                             $10,000          $ 9,760

Standard & Poor's 500 Index++               $10,000          $11,128

Merrill Lynch Domestic
Fixed-Income Master Index+++                $10,000          $10,556

  * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
 **  Commencement of operations.
  + The Fund utilizes a fully managed investment policy through investments in equity, debt (including money market) and convertible securities.
 ++ This unmanaged broad-based Index is comprised of common stocks.
+++ This unmanaged Index is comprised of the entire universe of domestic investment-grade bonds, including US Treasury bonds, corporate bonds and mortgages.
Past performance is not predictive of future results.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CAPITAL FOCUS FUND
AGGREGATE TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Inception (6/05/98) through 12/31/98                                      -2.40%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CAPITAL FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                SINCE INCEPTION
                                                                 TOTAL RETURN
-------------------------------------------------------------------------------
Class A Shares                                                       -2.40%

--------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund commenced operations on 6/05/98. Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CAPITAL FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                FACE                                                              VALUE      PERCENT OF
INDUSTRY                       AMOUNT                     BONDS                     COST        (NOTE 1A)    NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
CHEMICALS                     $500,000      Airgas, Inc., 7.14% due
                                              3/08/2004......................    $   500,935   $   528,250       2.0%
                               500,000      Monsanto Company, 5.75% due
                                              12/01/2005(a)..................        498,675       498,854       1.8
                                                                                 -----------   -----------     -----
                                                                                     999,610     1,027,104       3.8
-----------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT             400,000      Republic of Argentina, 8.75% due
OBLIGATIONS                                   7/10/2002(a)...................        352,000       327,000       1.2
                               250,000      Republic of Colombia, 7.625% due
                                              2/15/2007......................        226,094       208,750       0.8
                               500,000      United Mexican States, 8.625% due
                                              3/12/2008......................        441,750       465,000       1.7
                                                                                 -----------   -----------     -----
                                                                                   1,019,844     1,000,750       3.7
-----------------------------------------------------------------------------------------------------------------------
INDUSTRIALS                    500,000      Triton Energy Ltd., 8.75% due
                                              4/15/2002......................        454,770       445,000       1.6
-----------------------------------------------------------------------------------------------------------------------
INFORMATION SYSTEMS            250,000      Reynolds & Reynolds Company,
                                              6.12% due 3/02/2001............        250,000       248,303       0.9
-----------------------------------------------------------------------------------------------------------------------
MEDIA/PUBLISHING               500,000      News America Inc., 6.75% due
                                              1/09/2038......................        513,250       511,705       1.9
-----------------------------------------------------------------------------------------------------------------------
NATURAL GAS SUPPLIERS          500,000      The Coastal Corporation, 6.50%
                                              due 6/02/2008..................        498,340       512,525       1.9
-----------------------------------------------------------------------------------------------------------------------
OIL FIELD EQUIPMENT            250,000      R & B Falcon Corporation, 6.75%
                                              due 4/15/2005..................        245,688       237,645       0.9
-----------------------------------------------------------------------------------------------------------------------
OIL--INTEGRATED                300,000      Occidental Petroleum Corp., 6.50%
                                              due 4/01/2005..................        299,007       293,733       1.1
-----------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--AIR            250,000      Northwest Airlines, Inc., 7.875%
                                              due 3/15/2008..................        223,685       233,355       0.9
-----------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING               500,000      Royal Caribbean Cruises Ltd.,
                                              7.25% due 8/15/2006............        522,790       508,190       1.9
-----------------------------------------------------------------------------------------------------------------------
US TREASURY NOTES & BONDS                   US Treasury Notes & Bonds:
                               750,000      5.875% due 7/31/1999.............        752,324       755,040       2.8
                               500,000      5.875% due 11/15/2005............        535,859       533,360       2.0
                               250,000      5.625% due 2/15/2006.............        251,113       263,673       1.0
                               500,000      3.625% due 1/15/2008.............        497,942       497,538       1.8
                               500,000      6% due 2/15/2026.................        508,594       545,390       2.0
                                                                                 -----------   -----------     -----
                                                                                   2,545,832     2,595,001       9.6
-----------------------------------------------------------------------------------------------------------------------
UTILITIES--COMMUNICATION       500,000      WorldCom Inc., 6.40% due
                                              8/15/2005......................        501,645       519,660       1.9
-----------------------------------------------------------------------------------------------------------------------
YANKEE CORPORATES***           500,000      Enersis S.A., 6.60% due
                                              12/01/2026(1)..................        479,003       466,595       1.7
-----------------------------------------------------------------------------------------------------------------------
                                            TOTAL BONDS                            8,553,464     8,599,566      31.8
-----------------------------------------------------------------------------------------------------------------------
                               SHARES
                                HELD                  COMMON STOCKS
-----------------------------------------------------------------------------------------------------------------------
AEROSPACE                        3,600      Lockheed Martin Corporation......        366,890       305,100       1.1
-----------------------------------------------------------------------------------------------------------------------
APPAREL                         11,600      +Fruit of the Loom, Inc. (Class
                                              A).............................        327,856       160,225       0.6
-----------------------------------------------------------------------------------------------------------------------
AUTOMOBILE PARTS                 6,700      Federal-Mogul Corporation........        397,248       398,650       1.5
-----------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE                      10,000      LucasVarity PLC (ADR)*...........        352,632       335,000       1.2
-----------------------------------------------------------------------------------------------------------------------
BANKING                          6,900      The Chase Manhattan Corporation..        322,434       469,631       1.7
-----------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS              14,500      Masco Corporation................        402,288       416,875       1.5
-----------------------------------------------------------------------------------------------------------------------
CHEMICALS                        5,800      duPont (E.I.) de Nemours and
                                              Company........................        393,086       307,762       1.2
                                 7,600      Monsanto Company.................        328,197       361,000       1.3
                                                                                 -----------   -----------     -----
                                                                                     721,283       668,762       2.5
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CAPITAL FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                               SHARES                                                             VALUE      PERCENT OF
          INDUSTRY              HELD                  COMMON STOCKS                 COST        (NOTE 1A)    NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED COMPANIES           11,000      Corning Incorporated.............    $   382,961   $   495,000       1.8%
                                13,500      GenCorp Inc. ....................        334,496       336,656       1.3
                                 6,300      Rockwell International
                                              Corporation....................        294,792       305,944       1.1
                                 4,600      United Technologies
                                              Corporation....................        415,839       500,250       1.9
                                                                                 -----------   -----------     -----
                                                                                   1,428,088     1,637,850       6.1
-----------------------------------------------------------------------------------------------------------------------
DRUG STORES                     11,000      Rite Aid Corporation.............        429,401       545,188       2.0
-----------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT             4,200      General Electric Company.........        364,547       428,662       1.6
                                 2,500      Koninklijke (Royal)
                                              Philips Electronics N.V.
                                              (NY Registered Shares).........        173,588       169,219       0.6
                                                                                 -----------   -----------     -----
                                                                                     538,135       597,881       2.2
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES               5,600      Federal National Mortgage
                                              Association....................        358,107       414,400       1.5
                                 2,900      Transamerica Corporation.........        333,093       334,950       1.3
                                                                                 -----------   -----------     -----
                                                                                     691,200       749,350       2.8
-----------------------------------------------------------------------------------------------------------------------
FOOD & BEVERAGE                  8,800      Diageo PLC (ADR)*................        400,890       407,000       1.5
-----------------------------------------------------------------------------------------------------------------------
FOOTWEAR                         7,900      Nike, Inc. (Class B).............        340,101       320,444       1.2
-----------------------------------------------------------------------------------------------------------------------
HOSPITAL MANAGEMENT             12,500      +Tenet Healthcare Corporation....        359,611       328,125       1.2
-----------------------------------------------------------------------------------------------------------------------
HOTELS & CASINOS                 8,900      +Sun International Hotels
                                              Ltd. ..........................        378,995       404,394       1.5
-----------------------------------------------------------------------------------------------------------------------
INSURANCE                        8,800      The Allstate Corporation.........        396,623       339,900       1.3
                                 4,000      American International Group,
                                              Inc............................        359,624       386,500       1.4
                                 9,400      Citigroup Inc....................        496,984       465,300       1.7
                                 5,600      Excel Limited (Class A)..........        417,972       420,000       1.6
                                13,500      Fremont General Corporation......        330,006       334,125       1.2
                                12,200      Horace Mann Educators
                                              Corporation....................        356,414       347,700       1.3
                                 9,500      ITT Industries, Inc..............        352,353       377,625       1.4
                                10,400      Provident Companies, Inc.........        362,518       431,600       1.6
                                                                                 -----------   -----------     -----
                                                                                   3,072,494     3,102,750      11.5
-----------------------------------------------------------------------------------------------------------------------
LEISURE/HOTELS                  10,000      Carnival Corporation (Class A)...        345,984       480,000       1.8
                                19,000      +Harrah's Entertainment, Inc. ...        370,484       298,062       1.1
                                                                                 -----------   -----------     -----
                                                                                     716,468       778,062       2.9
-----------------------------------------------------------------------------------------------------------------------
NATURAL GAS SUPPLIERS           11,000      The Coastal Corporation..........        375,425       384,313       1.4
                                10,200      El Paso Energy Corporation.......        351,430       355,087       1.3
                                11,100      The Williams Companies, Inc. ....        336,714       346,181       1.3
                                                                                 -----------   -----------     -----
                                                                                   1,063,569     1,085,581       4.0
-----------------------------------------------------------------------------------------------------------------------
OIL--INTEGRATED                 10,500      Unocal Corporation...............        372,374       306,469       1.1
                                10,200      YPF Sociedad Anonima (ADR)*......        297,860       284,963       1.1
                                                                                 -----------   -----------     -----
                                                                                     670,234       591,432       2.2
-----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCERS         7,800      Kimberly-Clark Corporation.......        367,515       425,100       1.6
-----------------------------------------------------------------------------------------------------------------------
RAILROADS                       11,600      Kansas City Southern Industries,
                                              Inc............................        477,584       570,575       2.1
                                 7,900      Union Pacific Corporation........        345,804       355,994       1.3
                                                                                 -----------   -----------     -----
                                                                                     823,388       926,569       3.4
-----------------------------------------------------------------------------------------------------------------------
RESTAURANTS                      5,000      McDonald's Corporation...........        333,637       383,125       1.4
-----------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS                   6,900      Motorola, Inc....................        353,656       421,331       1.6
-----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS              11,700      Frontier Corporation.............        326,337       397,800       1.5
-----------------------------------------------------------------------------------------------------------------------
WASTE MANAGEMENT                 8,300      Waste Management, Inc............        410,031       386,987       1.4
-----------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--       17,600      +Nextel Communications, Inc......        331,931       415,800       1.5
DOMESTIC PAGING & CELLULAR
-----------------------------------------------------------------------------------------------------------------------
                                            TOTAL COMMON STOCKS                   15,926,312    16,659,012      61.6
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CAPITAL FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONCLUDED)
--------------------------------------------------------------------------------

                                FACE                                                              VALUE      PERCENT OF
                               AMOUNT             SHORT-TERM SECURITIES             COST        (NOTE 1A)    NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**            $752,000..    The CIT Group Holdings, Inc.,
                                              5.10% due 1/04/1999............    $   751,574   $   751,574       2.8%
-----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY          800,000..     Federal National Mortgage
OBLIGATIONS**                                 Association, 4.70% due
                                              1/08/1999......................        799,164       799,164       2.9
-----------------------------------------------------------------------------------------------------------------------
                                            TOTAL SHORT-TERM SECURITIES            1,550,738     1,550,738       5.7
-----------------------------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENTS................    $26,030,514    26,809,316      99.1
                                                                                 ===========
                                            OTHER ASSETS LESS LIABILITIES....                      255,413       0.9
                                                                                               -----------     -----
                                            NET ASSETS.......................                  $27,064,729     100.0%
                                                                                               ===========     =====
-----------------------------------------------------------------------------------------------------------------------

* American Depositary Receipts (ADR).

** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

*** Corresponding industry groups for foreign securities, which are denominated in US dollars:
    (1) Industrial.

+ Non-income producing security.

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CAPITAL FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$26,030,514) (Note
  1a).......................................................             $26,809,316
Cash........................................................                      19
Receivables:
  Interest..................................................  $178,587
  Capital shares sold.......................................    90,591
  Dividends.................................................    12,690       281,868
                                                              --------
Deferred organization expenses (Note 1f)....................                   7,067
Prepaid expenses and other assets...........................                   1,477
                                                                         -----------
Total assets................................................              27,099,747
                                                                         -----------
------------------------------------------------------------------------------------
LIABILITIES:
Payable to investment adviser (Note 2)......................                  13,055
Accrued expenses and other liabilities......................                  21,963
                                                                         -----------
Total liabilities...........................................                  35,018
                                                                         -----------
------------------------------------------------------------------------------------
NET ASSETS..................................................             $27,064,729
                                                                         ===========
------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000
  shares authorized+........................................             $   277,162
Paid-in capital in excess of par............................              26,185,094
Undistributed investment income--net........................                 259,215
Accumulated realized capital losses on investments--net
  (Note 5)..................................................                (435,558)
Unrealized appreciation on investments--net.................                 778,816
                                                                         -----------
NET ASSETS..................................................             $27,064,729
                                                                         ===========
------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $27,064,729 and 2,771,624
  shares outstanding........................................             $      9.76
                                                                         ===========
------------------------------------------------------------------------------------

   + The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CAPITAL FOCUS FUND
STATEMENT OF OPERATIONS FOR THE PERIOD JUNE 5, 1998+ TO DECEMBER 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1d & 1e):
Interest and discount earned................................            $ 268,520
Dividends (net of $104 foreign withholding tax).............               78,419
                                                                        ---------
Total income................................................              346,939
                                                                        ---------
---------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $61,312
Custodian fees..............................................    8,362
Registration fees (Note 1f).................................    4,624
Accounting services (Note 2)................................    4,528
Transfer agent fees (Note 2)................................    3,042
Pricing services............................................    2,750
Printing and shareholders reports...........................      954
Amortization of organization expenses (Note 1f).............      933
Directors' fees and expenses................................      114
Professional fees...........................................       74
Other.......................................................    1,031
                                                              -------
Total expenses..............................................               87,724
                                                                        ---------
Investment income--net......................................              259,215
                                                                        ---------
---------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET (NOTES
  1b, 1c, 1e & 3):
Realized loss on investments--net...........................             (435,558)
Unrealized appreciation on:
  Investments--net..........................................  778,802
  Foreign currency transactions--net........................       14     778,816
                                                              -------   ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........            $ 602,473
                                                                        =========
---------------------------------------------------------------------------------

   + Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CAPITAL FOCUS FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 FOR THE PERIOD
                                                                 JUNE 5, 1998+
INCREASE IN NET ASSETS:                                         TO DEC. 31, 1998
--------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................      $   259,215
Realized loss on investments--net...........................         (435,558)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................          778,816
                                                                  -----------
Net Increase in net assets resulting from operations........          602,473
                                                                  -----------
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase in net assets derived from capital share
  transactions..............................................       17,462,256
                                                                  -----------
--------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................       18,064,729
Beginning of period.........................................        9,000,000
                                                                  -----------
End of period*..............................................      $27,064,729
                                                                  ===========
--------------------------------------------------------------------------------
* Undistributed investment income--net......................      $   259,215
                                                                  ===========
--------------------------------------------------------------------------------

   + Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CAPITAL FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  CLASS A
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  ----------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                  FOR THE PERIOD
FINANCIAL STATEMENTS.                                          JUNE 5, 1998+
INCREASE (DECREASE) IN NET ASSET VALUE:                       TO DEC. 31, 1998
------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................      $ 10.00
                                                                  -------
Investment income--net......................................          .09
Realized and unrealized loss on investments and foreign
  currency transactions--net................................         (.33)
                                                                  -------
Total from investment operations............................         (.24)
                                                                  -------
Net asset value, end of period..............................      $  9.76
                                                                  =======
------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................       (2.40%)++
                                                                  =======
------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................         .86%*
                                                                  =======
Investment income--net......................................        2.54%*
                                                                  =======
------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................      $27,065
                                                                  =======
Portfolio turnover..........................................       29.48%
                                                                  =======
------------------------------------------------------------------------------

   * Annualized.
  ** Total investment returns exclude insurance-related fees and expenses.
   + Commencement of operations.
  ++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CAPITAL FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company ("MLLIC"), ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Prior to commencement of operations on June 5, 1998, the Fund had no operations other than those relating to organizational matters and the issuance of 900,000 Class A shares of the Fund to MLLIC for $9,000,000. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Capital Focus Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premiums paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

  Written options are non-income producing investments.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal

--------------------------------------------------------------------------------

Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Deferred organization expenses and prepaid registration fees--Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

  (g) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 0.60% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the period June 5, 1998 to December 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned $366 in commissions on the execution of portfolio security transactions.

  During the period June 5, 1998 to December 31, 1998, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, earned $57 for providing security price quotations to compute the Fund's net asset value.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the period June 5, 1998 to December 31, 1998 were $29,603,786 and $4,688,416, respectively.

  Net realized gains (losses) for the period June 5, 1998 to December 31, 1998 and net unrealized gains as of December 31, 1998 were as follows:

--------------------------------------------------------------------
                                           Realized       Unrealized
                                        Gains (Losses)      Gains
--------------------------------------------------------------------
Long-term investments.................    $(435,594)       $778,802
Short-term investments................           36              --
Foreign currency transactions.........           --              14
                                          ---------        --------
Total.................................    $(435,558)       $778,816
                                          =========        ========
--------------------------------------------------------------------

  At December 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $771,629, of which $1,530,037 related to appreciated securities and $758,408 related to depreciated securities. At December 31, 1998, the aggregate cost of investments for Federal income tax purposes was $26,037,687.

--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions was $17,462,256 for the period June 5, 1998 to December 31, 1998.

  Transactions in capital shares were as follows:

-----------------------------------------------------------------
     Class A Shares for the Period                      Dollar
  June 5, 1998+ to December 31, 1998      Shares        Amount
-----------------------------------------------------------------
Shares sold............................  1,915,432    $17,861,244
Shares redeemed........................    (43,808)      (398,988)
                                         ---------    -----------
Net increase...........................  1,871,624    $17,462,256
                                         =========    ===========
-----------------------------------------------------------------

+ Prior to June 5, 1998 (commencement of operations), the Fund issued 900,000 shares to MLLIC for $9,000,000.

5. CAPITAL LOSS CARRYFORWARD:

At December 31, 1998, the Fund had a net capital loss carryforward of approximately $368,000, all of which expires in 2006. This amount will be available to offset like amounts of any future taxable gains.

6. SUBSEQUENT EVENT:

On January 4, 1999, the Company's Board of Directors declared an ordinary income dividend in the amount of $.093525 per Class A Share payable on January 11, 1999 to shareholders of record as of December 31, 1998.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CAPITAL FOCUS FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
CAPITAL FOCUS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Capital Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1998, the related statements of operations, changes in net assets and the financial highlights for the period June 5, 1998 (commencement of operations) to December 31, 1998. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Capital Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the period June 5, 1998 (commencement of operations) to December 31, 1998 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 10, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND DECEMBER 31, 1998--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  During the 12-month period ended December 31, 1998, total returns for Merrill Lynch Developing Capital Markets Focus Fund Class A and Class B Shares were -29.39% and -29.51%, respectively. The total return for the unmanaged Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index declined 25.34% during the same period. Detrimental to performance were the Fund's overweighted position in Turkey, down 52.51%, and slightly underweighted position in South Korea, up 141.51%. Also hurting performance was the Fund's stock selection in Brazil. Beneficial to performance were the Fund's overweighted position in Greece (+78.11%) for most of the period, and underweighted position in South Africa (-27.56%). The Fund's performance was also enhanced by selling almost all our holdings in Russia (-82.99%) before the devaluation occurred. (References to securities markets of all countries in this letter to shareholders correspond to those countries' market weightings in the MSCI EMF Index.)

PORTFOLIO MATTERS

  During the six months ended December 31, 1998, global equity markets were buffeted by a number of developments pointing to a rapid deterioration of the world's economic performance. Key developments that led to this were the currency devaluation and unstable politics in Russia, the anticipation of deflationary pressures on US corporate earnings, and the absence of recovery in Japanese and other Asian economies. Although the emerging markets stock markets rallied sharply during the last three months of 1998, most of them recorded steep declines for the overall six-month period, with notable exceptions in
Asia: Indonesia, South Korea and Thailand. However, these three countries led the Asian markets' crisis in 1997, and hence rebounded off low levels during 1998. The total returns for the MSCI EMF Index declined 7.98% for the six-month period ended December 31, 1998, compared to an increase of 6.60% for the MSCI World Index, a proxy for the US and international stock markets combined, and a gain of 10.5% for the MSCI USA Index.

  In Latin America, all of the equity markets, with the exception of Argentina, Chile and Venezuela, experienced double-digit declines for the six-month period ended December 31, 1998. Among these markets, Brazil remained the focus of investor attention. As the largest economy and capital market in the region, Brazil receives the brunt of investor anxiety or enthusiasm. The Brazilian market declined by 28.17% for the six months ended December 31, 1998. Positive developments, such as the re-election of President Cardoso in October, the launching of an International Monetary Fund (IMF) rescue package for Brazil for $42 billion in November, and a series of global interest rate cuts, were not enough to remove the concerns investors have about Brazil's fiscal and funding problems and its overvalued currency. The Brazilian market appreciated by 27.6% from August through November. However, the exuberance that investors demonstrated in the Brazilian market during that period was quickly undone in December when a significant piece of legislation regarding social security reform stalled in the congress. While such things as the IMF package indicate a short-term solution to Brazil's woes, the fact remains that the country is very highly leveraged and is still in need of deep fiscal reform. For this reason, even minor setbacks take on large proportions.

  In this environment, we are finding a number of stocks with compelling valuations. One of our favorite Brazilian stocks is Tele Norte Leste Participacoes S.A., one of the three wire line companies spun off from the Telebras break-up last year. Not only is it the largest fixed-line company in Latin America, it is also the least expensive by a wide margin on a per line basis. Investors are concerned because the company is not controlled by a foreign telecommunications company and their concession area, the north and northeast of Brazil, is very poor. Our analysis suggests that the operating characteristics are not that different from those of other wire line companies in terms of revenues per line and cash flow per line. The region is poor, but it is very underpenetrated. Gross domestic product (GDP) per capita, when taking the entire concession area, is half of the Sao Paolo concession area. We believe that there is potential for growth, and the company has a very strong balance sheet. Once cash is netted out, the company has no debt. Furthermore, the company has American Depositary Receipts that are very liquid and trade on the New York Stock Exchange.

  In Asia, there was a great divergence in performance among the stock markets, as Indonesia, South Korea and Thailand were up sharply, while others, such as China, India and Malaysia, were notably down. Disconcerting to investors was the appearance of market con-

--------------------------------------------------------------------------------

trols in one form or another in many of these countries.

  The best-performing market, not only in the Asian region but throughout emerging markets, was South Korea, whose declining interest rates, stabilizing currency, growing current account surplus and ample liquidity boosted stock prices by 128.36% for the six-month period. The month of December was especially strong as South Korea, on record trading volume, rose 37.06%.

  One of the Fund's largest holdings at the end of December was Samsung Electronics Co., Ltd., the leading dynamic random access memory company in the world, accounting for 18% of the world's production. Consolidation in this industry has been ongoing since the middle of last year to eliminate the excess capacity that has been plaguing the industry since 1996. Demand remains healthy, largely from personal computer sales in the United States and Europe, which offset the losses from Japan and the rest of Asia. In addition, the company is reorganizing its operations and intends to exit the automobile business, which has been a major cash drain. As of December 1998, other businesses, including thin film transistors liquid crystal display, which are mostly used as screens for notebook personal computers and cellular handsets, were performing very well, with strong demand coming from the United States.

  During the six-month period ended December 31, 1998, the market in Thailand rose by 64.16%. Plummeting interest rates prompted local investors to return to the market first, soon followed by international investors. Some economists believe that Thailand has moved past its worst period of economic contraction, and may show positive growth by mid-1999 after an estimated GDP decline of 8% for 1998.

  In the Middle East/Africa region, the Turkish market was down 44.6% for the six-month period ended December 31, 1998. Initial declines in this market through August 31, 1998 were a result of the contagion effect from Russia, since Turkey and Russia are trading partners. In order to defend the currency, Turkish monetary authorities raised interest rates. Real interest rates remain quite high as a consequence of the government's full treasury bill repayment schedule.

  During the final three months of 1998, investors witnessed a political corruption scandal, which ultimately brought down the Turkish government. An interim government has been appointed, but volatility in the market remained high.

  During the six-month period ended December 31, 1998, the South African market declined 15.59%. South Africa remains vulnerable as long as commodity prices remain depressed and investors lack confidence in the currency.

  In Israel, which declined 12.27% for the six months ended December 31, 1998, rising inflation and poor corporate earnings results continued to pressure the market. One of our chief Israeli holdings is Teva Pharmaceutical Industries Ltd., a fully integrated international pharmaceutical company and the third-largest generic drug producer in the United States. Since June 1998, the company has received a number of US Food and Drug Administration approvals, including its proprietary product, Copaxone, which is used by patients with multiple sclerosis.

  In emerging Europe, Greece was the only market to show a gain--up 22.93% for the six-month period ended December 31, 1998. Greece continued to perform well, based on investor expectations that it will be successful in meeting the criteria for inclusion in the European Monetary Union.

  An important holding in the Fund was National Bank of Greece S.A. (NBG), one of the largest retail banks in the country. This bank, which has a market share of 40% in deposits and 25% in lending, is undergoing a major restructuring since new management took over in 1996. It has strengthened its balance sheet, making significant provisions against loan losses and raising additional capital, and is reducing costs as well.

  During the six-month period ended December 31, 1998, markets in many Eastern European countries were negatively affected by the perception of close ties to Russia. Poland and Hungary declined by 19.17%, and 8.05% respectively.

IN CONCLUSION

  The last six months has underscored the sustained fragility of emerging markets. The period has also demonstrated that as markets become more global, the missteps in one market can have very serious spillover effects in other markets, which on the surface would seem to be totally unrelated. For this reason, we continue to remind our shareholders that investing in these markets requires a high tolerance for volatility. With this in mind, we thank you for your investment in Developing Capital Markets Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to

--------------------------------------------------------------------------------

reviewing our outlook and strategy with you in our next report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Grace Pineda
Grace Pineda
Senior Vice President and Portfolio Manager

February 5, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A & CLASS B SHARES
--------------------------------------------------------------------------------

Developing Capital Markets Focus Fund

Total Return Based on a $10,000 Investment-Class A & Class B

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Morgan Stanley Capital International EAFE Index and the Morgan Stanley Capital International Emerging Markets Free Index. Beginning and ending values are:

                                           5/02/94**          12/98
                                           ---------          -----
Developing Capital Markets
Focus Fund+ -- Class A Shares*              $10,000          $ 6,866

Morgan Stanley Capital
International EAFE Index++                  $10,000          $14,389

Morgan Stanley Capital
International Emerging Markets
Free Index+++                               $10,000          $ 6,898

A line graph depicting the growth of an investment in the Fund's Class B Shares compared to growth of an investment in the Morgan Stanley Capital International EAFE Index and the Morgan Stanley Capital International Emerging Markets Free Index. Beginning and ending values are:

                                           11/03/97**         12/98
                                           ----------         -----
Developing Capital Markets
Focus Fund+ -- Class B Shares*              $10,000          $ 6,988

Morgan Stanley Capital
International EAFE Index++                  $10,000          $11,981

Morgan Stanley Capital
International Emerging Markets
Free Index+++                               $10,000          $ 7,420


* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.

** Commencement of operations.

+ Developing Capital Markets Focus Fund primarily invests in securities, principally equities, of issuers in countries having smaller capital markets.

++ This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Asia and the Far East, calculated in US dollars. The starting date for the Index in the Class A Shares graph is from 4/30/94 and in the Class B Shares graph from 10/31/97.

+++ This unmanaged Index measures the total returns of emerging foreign stock markets in Europe, Asia and the Far East. The starting date for the Index in the Class A Shares graph is from 4/30/94 and in the Class B Shares graph from 10/31/97.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 12/31/98                                                      -29.39%
--------------------------------------------------------------------------------
Inception (5/02/94) through 12/31/98                                      - 7.74
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND AVERAGE ANNUAL TOTAL RETURN--CLASS B SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 12/31/98                                                      -29.51%
--------------------------------------------------------------------------------
Inception (11/03/97) through 12/31/98                                     -26.60
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                12 MONTH        6 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                   -29.39%         -14.61%
------------------------------------------------------------------------------------------
Class B Shares                                                   -29.51          -14.74
------------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998                  (IN US DOLLARS)
--------------------------------------------------------------------------------

                                      SHARES HELD/                                                    VALUE      PERCENT OF
AFRICA            INDUSTRY             FACE AMOUNT             INVESTMENTS              COST        (NOTE 1A)    NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA      BANKING                     17,689   Nedcor Limited..............  $   381,161   $   300,936        0.5%
                  -----------------------------------------------------------------------------------------------------
                  BEVERAGE &                  68,130   South African Breweries
                  TOBACCO                                Limited...................    1,178,659     1,149,795        1.8
                                                 256   South African Breweries
                                                         Limited (ADR)(a)..........        7,229         4,313        0.0
                                                                                     -----------   -----------      -----
                                                                                       1,185,888     1,154,108        1.8
                  -----------------------------------------------------------------------------------------------------
                  FOREIGN                              Republic of South Africa:
                  GOVERNMENT         ZAL   3,300,000   12% due 2/28/2005...........      560,008       477,119        0.7
                  OBLIGATIONS        ZAL   2,800,000   13% due 8/31/2010...........      479,057       403,699        0.6
                                                                                     -----------   -----------      -----
                                                                                       1,039,065       880,818        1.3
                  -----------------------------------------------------------------------------------------------------
                  FOREST PRODUCTS            124,960   Nampak Limited..............      189,011       190,267        0.3
                  -----------------------------------------------------------------------------------------------------
                  HEALTH INSURANCE           111,660   +Sanlam Limited.............      117,733       111,128        0.2
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE                1,305,352   FirstRand Limited...........    1,886,720     1,425,716        2.2
                                              17,023   Liberty Life Association of
                                                         Africa Limited............      496,838       234,580        0.4
                                                                                     -----------   -----------      -----
                                                                                       2,383,558     1,660,296        2.6
                  -----------------------------------------------------------------------------------------------------
                  RETAIL                      50,350   Pepkor Limited..............      160,134       209,863        0.3
----------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN AFRICA     5,456,550     4,507,416        7.0
----------------------------------------------------------------------------------------------------------------------------
EUROPE
----------------------------------------------------------------------------------------------------------------------------
GREECE            BANKING                      6,819   National Bank of Greece
                                                         S.A. .....................    1,015,996     1,534,823        2.4
                  -----------------------------------------------------------------------------------------------------
                  BEVERAGE                    20,163   Hellenic Bottling Co. ......      588,360       622,755        1.0
                  -----------------------------------------------------------------------------------------------------
                  CELLULAR                     3,590   +Panfon Hellenic
                  TELEPHONES                             Telecom Co. ..............       64,710        96,195        0.1
                  -----------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS          19,261   +Hellenic Telecommunication
                                                         Organization S.A.
                                                         (ADR)(a)..................      233,001       251,356        0.4
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN GREECE     1,902,067     2,505,129        3.9
----------------------------------------------------------------------------------------------------------------------------
HUNGARY           BANKING                      7,966   OTP Bank Reszvenytarsasag
                                                         (GDR)(b)..................      290,566       392,724        0.6
                  -----------------------------------------------------------------------------------------------------
                  HEALTH/PERSONAL              9,548   Gedeon Richter Ltd.
                  CARE                                   (GDR)(b)..................      742,072       408,177        0.6
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS                   44,631   Mol Magyar Olay-es Gazipari
                  PRODUCERS                              Reszvenytarsasag
                                                         (GDR)(b)..................    1,172,538     1,231,816        1.9
                  -----------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS          93,829   Magyar TavKozlesi
                                                         Reszvenytarsasag
                                                         (MATAV)...................      574,284       536,602        0.9
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN HUNGARY    2,779,460     2,569,319        4.0
----------------------------------------------------------------------------------------------------------------------------
ITALY             BEVERAGE                   216,729   +Coca-Cola Beverages PLC....      571,889       382,069        0.6
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN ITALY        571,889       382,069        0.6
----------------------------------------------------------------------------------------------------------------------------
POLAND            AUTOMOTIVE                  30,769   Debica S.A. ................      701,873       456,487        0.7
                  -----------------------------------------------------------------------------------------------------
                  BANKING                    121,503   Wielkopolski Bank
                                                         Kredytowy S.A. ...........    1,106,782       766,110        1.2
                  -----------------------------------------------------------------------------------------------------
                  COMPUTERS                   42,177   +ComputerLand Poland
                                                         S.A. .....................      937,061       517,435        0.8
                  -----------------------------------------------------------------------------------------------------
                  ELECTRICAL &               117,815   Elektrim Spolka
                  ELECTRONICS                            Akcyjna S.A. .............    1,277,736     1,277,310        2.0
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN POLAND     4,023,452     3,017,342        4.7
----------------------------------------------------------------------------------------------------------------------------
PORTUGAL          TELECOMMUNICATIONS           9,692   Portugal Telecom S.A. ......      441,541       444,380        0.7
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN
                                                       PORTUGAL                          441,541       444,380        0.7
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

EUROPE                                SHARES HELD/                                                    VALUE      PERCENT OF
(CONCLUDED)       INDUSTRY             FACE AMOUNT             INVESTMENTS              COST        (NOTE 1A)    NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
RUSSIA            ELECTRICAL                  32,000   +Lenenergo..................  $    31,680   $       160        0.0%
                  COMPONENTS &
                  DISTRIBUTION
                  -----------------------------------------------------------------------------------------------------
                  ENERGY SOURCES             275,000   Irkutskenergo...............       34,733        11,412        0.0
                  -----------------------------------------------------------------------------------------------------
                  NATURAL GAS                 13,480   Gazprom (ADR)(a)(d).........      212,310       114,917        0.2
                  -----------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS          82,300   +Bashinformsvyaz............      220,980        20,575        0.0
                                              31,142   Nizhnovsvyazinform..........      164,974         9,343        0.0
                                               6,000   Tyumentelecom...............       40,770         2,160        0.0
                                                                                     -----------   -----------      -----
                                                                                         426,724        32,078        0.0
                  -----------------------------------------------------------------------------------------------------
                  UTILITIES--                199,692   Bashkirenergo...............      117,784         3,994        0.0
                  ELECTRICAL & GAS
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN RUSSIA       823,231       162,561        0.2
----------------------------------------------------------------------------------------------------------------------------
TURKEY            BANKING                 26,728,016   Yapi ve Kredi Bankasi
                                                         A.S. .....................      496,580       309,548        0.5
                  -----------------------------------------------------------------------------------------------------
                  BUILDING PRODUCTS        7,647,720   Akcansa Cimento A.S. .......      222,981       128,611        0.2
                  -----------------------------------------------------------------------------------------------------
                  RETAIL STORES              685,255   Migros Turk T.A.S. .........      639,987       684,907        1.0
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN TURKEY     1,359,548     1,123,066        1.7
----------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN EUROPE    11,901,188    10,203,866       15.8
----------------------------------------------------------------------------------------------------------------------------
LATIN
AMERICA
----------------------------------------------------------------------------------------------------------------------------
ARGENTINA         OIL & GAS                   23,700   YPF Sociedad Anonima
                  PRODUCERS                              (ADR)(a)..................      625,673       662,119        1.0
                  -----------------------------------------------------------------------------------------------------
                  OIL & RELATED               61,101   Perez Companc S.A. (Class
                                                         B)........................      313,845       258,703        0.4
                  -----------------------------------------------------------------------------------------------------
                  REAL ESTATE                  9,165   +IRSA Inversiones y
                                                         Representaciones S.A.
                                                         (GDR)(b)..................      257,363       254,910        0.4
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN
                                                       ARGENTINA                       1,196,881     1,175,732        1.8
----------------------------------------------------------------------------------------------------------------------------
BRAZIL            BANKING                    320,507   Banco Itau S.A.
                                                         (Preferred)...............      197,943       156,536        0.2
                  -----------------------------------------------------------------------------------------------------
                  BEVERAGE                 1,216,542   Companhia Cervejaria Brahma
                                                         (Preferred)...............      708,866       531,734        0.8
                  -----------------------------------------------------------------------------------------------------
                  FOREIGN                              Republic of Brazil:
                  GOVERNMENT         US$     840,821   Floating Rate 'C' Brady
                  OBLIGATIONS                            Bonds, 6.79% due
                                                         4/15/2014(c)..............      506,826       500,288        0.8
                                     US$   1,527,000   Floating Rate 'L' Brady
                                                         Bonds, 5.50% due
                                                         4/15/2024(c)..............    1,079,319       893,295        1.4
                                     US$   1,905,000   Global Bonds, 10.125% due
                                                         5/15/2027.................    1,479,690     1,266,825        1.9
                                                                                     -----------   -----------      -----
                                                                                       3,065,835     2,660,408        4.1
                  -----------------------------------------------------------------------------------------------------
                  METALS--STEEL               44,020   Companhia Vale do Rio
                                                         Doce (Preferred)..........      930,668       564,826        0.9
                                     Brl       10,296  Companhia Vale do Rio Doce,
                                                         0% due 12/31/2049(e)......            0             0        0.0
                                                                                     -----------   -----------      -----
                                                                                         930,668       564,826        0.9
                  -----------------------------------------------------------------------------------------------------
                  OIL & RELATED            6,392,814   Petroleo Brasileiro S.A.--
                                                         Petrobras (Preferred).....    1,451,852       725,013        1.1
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

LATIN
AMERICA                               SHARES HELD/                                                    VALUE      PERCENT OF
(CONTINUED)       INDUSTRY             FACE AMOUNT             INVESTMENTS              COST        (NOTE 1A)    NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
BRAZIL            TELECOMMUNICATIONS      12,883,000   +Embratel Participacoes
(CONCLUDED)                                              S.A. .....................  $   136,872   $   111,980        0.2%
                                          12,330,000   +Tele Norte Leste
                                                         Participacoes S.A. .......       95,177       101,049        0.2
                                              37,805   +Tele Norte Leste
                                                         Participacoes S.A.
                                                         (ADR)(a)..................      631,211       470,200        0.7
                                              12,311   +Telecomunicacoes
                                                         Brasileiras S.A.--Telebras
                                                         (ADR)(a)..................      973,061       894,856        1.4
                                             915,000   Telerj Celular S.A.
                                                         (Preferred 'B')...........       75,785        21,587        0.0
                                          20,103,000   +Telesp Participacoes
                                                         S.A. .....................      296,851       257,944        0.4
                                                                                     -----------   -----------      -----
                                                                                       2,208,957     1,857,616        2.9
                  -----------------------------------------------------------------------------------------------------
                  UTILITIES--             36,826,000   +Centrais Eletricas
                  ELECTRICAL & GAS                       Basileiras
                                                         S.A.--Eletrobras..........    1,043,073       634,090        1.0
                                          56,459,353   Companhia Energetica de
                                                         Minas Gerais S.A. (CEMIG)
                                                         (Preferred)...............    1,992,523     1,074,971        1.7
                                                  90   Companhia Paranaense
                                                         de Energia--Copel
                                                         (ADR)(a)..................          917           641        0.0
                                                                                     -----------   -----------      -----
                                                                                       3,036,513     1,709,702        2.7
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN BRAZIL    11,600,634     8,205,835       12.7
----------------------------------------------------------------------------------------------------------------------------
CHILE             BANKING                      4,889   Banco Santander Chile
                                                         (ADR)(a)..................       63,850        71,502        0.1
                  -----------------------------------------------------------------------------------------------------
                  UTILITIES--                 17,455   Empresa Nacional de
                  ELECTRICAL & GAS                       Electricidad S.A. (Endesa)
                                                         (ADR)(a)..................      176,169       198,551        0.3
                                               7,756   Enersis S.A. (ADR)(a).......      183,799       200,202        0.3
                                                                                     -----------   -----------      -----
                                                                                         359,968       398,753        0.6
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN CHILE        423,818       470,255        0.7
----------------------------------------------------------------------------------------------------------------------------
MEXICO            BANKING                     72,266   +Grupo Financiero Banorte,
                                                         S.A. de C.V. (Class B)....      116,075        62,141        0.1
                  -----------------------------------------------------------------------------------------------------
                  BEVERAGE                    43,874   Panamerican Beverages, Inc.
                                                         (Class A) (US Registered
                                                         Shares)...................    1,280,311       957,002        1.5
                  -----------------------------------------------------------------------------------------------------
                  BROADCAST--MEDIA            38,447   +Grupo Televisa, S.A. de
                                                         C.V. (GDR)(b).............    1,263,204       949,160        1.5
                  -----------------------------------------------------------------------------------------------------
                  BUILDING                    63,125   Cemex, S.A. de C.V. 'B'.....      293,380       158,052        0.2
                  MATERIALS
                                              25,049   Cemex, S.A. de C.V. 'B'
                                                         (ADR)(a)..................      210,861       123,855        0.2
                                               3,717   Cemex, S.A. de C.V.-CPO.....       13,959         8,028        0.0
                                                                                     -----------   -----------      -----
                                                                                         518,200       289,935        0.4
                  -----------------------------------------------------------------------------------------------------
                  FOREIGN                              United Mexican States:
                  GOVERNMENT         US$   1,668,000   Brady Bonds, Series W-A,
                  OBLIGATIONS                            6.25% due
                                                         12/31/2019(c).............    1,234,693     1,292,700        2.0
                                     US$   1,525,000   Global Bonds, 11.50% due
                                                         5/15/2026.................    1,495,731     1,616,500        2.5
                                                                                     -----------   -----------      -----
                                                                                       2,730,424     2,909,200        4.5
                  -----------------------------------------------------------------------------------------------------
                  HEALTH/PERSONAL            311,819   Kimberly-Clark de Mexico,
                  CARE                                   S.A. de C.V. 'A'..........    1,201,028       992,080        1.5
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

LATIN
AMERICA                               SHARES HELD/                                                    VALUE      PERCENT OF
(CONCLUDED)       INDUSTRY             FACE AMOUNT             INVESTMENTS              COST        (NOTE 1A)    NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
MEXICO            LEISURE                    166,300   Grupo Carso, S.A. de C.V.
(CONCLUDED)                                              (Series 'A1').............  $   508,378   $   566,110        0.9%
                  -----------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS          41,063   Telefonos de Mexico S.A.
                                                         (ADR)(a)..................    1,929,842     1,999,255        3.1
                  -----------------------------------------------------------------------------------------------------
                  TELEVISION                   8,300   TV Azteca, S.A. de C.V.
                                                         (ADR)(a)..................      114,378        55,506        0.1
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN MEXICO     9,661,840     8,780,389       13.6
----------------------------------------------------------------------------------------------------------------------------
PERU              FINANCIAL                    7,200   Credicorp Ltd. S.A. ........       65,153        64,800        0.1
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN PERU          65,153        64,800        0.1
----------------------------------------------------------------------------------------------------------------------------
VENEZUELA         FOREIGN            US$     573,000   Republic of Venezuela,
                  GOVERNMENT                             Global Bonds, 9.25% due
                  OBLIGATIONS                            9/15/2027.................      337,567       349,530        0.6
                  -----------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS          17,353   Compania Anonima Nacional
                                                         Telefonos de Venezuela
                                                         (CANTV) (ADR)(a)..........      280,175       309,100        0.5
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN
                                                       VENEZUELA                         617,742       658,630        1.1
----------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN
                                                       LATIN AMERICA                  23,566,068    19,355,641       30.0
----------------------------------------------------------------------------------------------------------------------------
     MIDDLE
      EAST
----------------------------------------------------------------------------------------------------------------------------
EGYPT             BANKING                      9,517   Commercial International
                                                         Bank......................       86,732        75,325        0.1
                                              59,127   Commercial International
                                                         Bank (GDR)(b).............      928,338       453,800        0.7
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN EGYPT      1,015,070       529,125        0.8
----------------------------------------------------------------------------------------------------------------------------
ISRAEL            BANKING                    366,520   Bank Hapoalim Ltd...........    1,018,719       664,843        1.0
                                             548,390   Bank Leumi Le-Israel........    1,034,873       776,771        1.2
                                                                                     -----------   -----------      -----
                                                                                       2,053,592     1,441,614        2.2
                  -----------------------------------------------------------------------------------------------------
                  DRUGS                       13,598   Teva Pharmaceutical
                                                         Industries Ltd.
                                                         (ADR)(a)..................      532,403       553,269        0.9
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN ISRAEL     2,585,995     1,994,883        3.1
----------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN THE
                                                       MIDDLE EAST                     3,601,065     2,524,008        3.9
----------------------------------------------------------------------------------------------------------------------------
PACIFIC
BASIN/ASIA
----------------------------------------------------------------------------------------------------------------------------
CHINA             AUTOMOBILES              1,136,000   Qingling Motor Company,
                                                         Ltd. .....................      520,723       199,429        0.3
                  -----------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS         208,000   Eastern Communication Co.,
                                                         Ltd. (Class B)............       78,241        89,440        0.1
                  -----------------------------------------------------------------------------------------------------
                  UTILITIES--                732,000   Beijing Datang Power
                  ELECTRICAL & GAS                       Generation Company
                                                         Limited...................      318,105       219,688        0.4
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN CHINA        917,069       508,557        0.8
----------------------------------------------------------------------------------------------------------------------------
HONG KONG         CEMENT                   4,191,000   +Anhui Conch Cement Co. Ltd.
                                                         (H Shares)................      625,267       470,662        0.7
                  -----------------------------------------------------------------------------------------------------
                  TRANSPORTATION           3,194,000   Sichuan Expressway Co. .....      346,870       280,360        0.4
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN HONG
                                                       KONG                              972,137       751,022        1.1
----------------------------------------------------------------------------------------------------------------------------
INDIA             BUILDING                    21,642   Gujarat Ambuja Cements
                  MATERIALS &                            Ltd.(GDR)(b)..............      124,442       144,460        0.2
                  COMPONENTS
                  -----------------------------------------------------------------------------------------------------
                  COMPUTER SOFTWARE           34,400   Pentafour Software & Exports
                                                         Ltd. .....................      626,367       572,928        0.9
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

PACIFIC
BASIN/ASIA                                                                                            VALUE      PERCENT OF
(CONTINUED)       INDUSTRY             SHARES HELD             INVESTMENTS              COST        (NOTE 1A)    NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
INDIA             FINANCIAL                   52,685   ICICI Ltd. (GDR)(b).........  $   518,947   $   351,672        0.5%
(CONCLUDED)       SERVICES
                  -----------------------------------------------------------------------------------------------------
                  FOOD & HOUSEHOLD            21,100   Hindustan Lever Limited.....      847,784       827,436        1.3
                  PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS          42,000   Mahanagar Telephone Nigam
                                                         Ltd. .....................      314,461       181,386        0.3
                                              10,407   Videsh Sanchar Nigam Ltd.
                                                         (GDR)(b)..................      123,532       128,787        0.2
                                                                                     -----------   -----------      -----
                                                                                         437,993       310,173        0.5
                  -----------------------------------------------------------------------------------------------------
                  UTILITIES--                 62,769   BSES Ltd. (GDR)(b)..........      826,132       808,151        1.3
                  ELECTRICAL & GAS
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN INDIA      3,381,665     3,014,820        4.7
----------------------------------------------------------------------------------------------------------------------------
INDONESIA         CEMENT                     512,500   P.T. Semen Gresik
                                                         (Persero).................      409,316       545,353        0.8
                  -----------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS         104,945   P.T. Indosat (Persero)
                                                         (ADR)(a)..................    1,873,231     1,279,017        2.0
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN
                                                       INDONESIA                       2,282,547     1,824,370        2.8
----------------------------------------------------------------------------------------------------------------------------
MALAYSIA++        BANKING                    109,800   Malayan Banking Berhad......      202,543       203,567        0.3
                  -----------------------------------------------------------------------------------------------------
                  FOOD                       143,000   Nestle (Malaysia) Berhad....      989,482       523,353        0.8
                  -----------------------------------------------------------------------------------------------------
                  NATURAL GAS                192,000   Petronas Gas Berhad.........      679,866       397,571        0.6
                  -----------------------------------------------------------------------------------------------------
                  OIL & RELATED              162,700   Petronas Dagangan Berhad....      224,526       147,296        0.2
                  -----------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS         190,000   Telekom Malaysia Berhad.....      496,527       457,476        0.7
                  -----------------------------------------------------------------------------------------------------
                  TOBACCO                    161,800   Rothmans of Pall Mall
                                                         (Malaysia) Berhad.........    1,026,131       872,653        1.4
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN
                                                       MALAYSIA                        3,619,075     2,601,916        4.0
----------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA       ELECTRONIC                  24,043   Samsung Display Devices Co.,
                  COMPONENT                              Ltd. .....................      897,649     1,188,125        1.9
                  -----------------------------------------------------------------------------------------------------
                  ELECTRONIC                  28,175   Samsung Electronics Co.,
                  INSTRUMENTS                            Ltd. .....................    1,142,039     1,894,769        2.9
                  -----------------------------------------------------------------------------------------------------
                  STEEL                       11,300   Pohang Iron & Steel Company,
                                                         Ltd. .....................      592,624       692,407        1.1
                                              24,780   Pohang Iron & Steel Company,
                                                         Ltd. (ADR)(a).............      377,895       418,162        0.6
                                                                                     -----------   -----------      -----
                                                                                         970,519     1,110,569        1.7
                  -----------------------------------------------------------------------------------------------------
                  UTILITIES--                 59,060   Korea Electric Power
                  ELECTRICAL & GAS                       Corporation...............    1,404,385     1,466,657        2.3
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN
                                                       SOUTH KOREA                     4,414,592     5,660,120        8.8
----------------------------------------------------------------------------------------------------------------------------
TAIWAN            BANKING                  1,711,800   +E. Sun Commercial Bank.....    1,191,175       739,634        1.2
                  -----------------------------------------------------------------------------------------------------
                  BUILDING PRODUCTS          276,000   Asia Cement Corporation.....      240,660       259,956        0.4
                  -----------------------------------------------------------------------------------------------------
                  CEMENT                     342,000   Taiwan Cement Corporation...      298,779       295,542        0.5
                  -----------------------------------------------------------------------------------------------------
                  ELECTRONIC                 151,600   +Mosel Vitelic, Inc. .......      159,596       143,730        0.2
                  COMPONENT
                  -----------------------------------------------------------------------------------------------------
                  HEALTH INSURANCE           242,000   Cathay Life Insurance Co.,
                                                         Ltd. .....................      827,569       782,344        1.2
                  -----------------------------------------------------------------------------------------------------
                  PLASTICS                   422,520   +Formosa Plastic
                                                         Corporation...............      758,726       614,670        0.9
                  -----------------------------------------------------------------------------------------------------
                  SEMICONDUCTORS             388,000   +Taiwan Semiconductor
                                                         Manufacturing Company.....      825,261       856,326        1.3
                  -----------------------------------------------------------------------------------------------------
                  STEEL                      661,000   China Steel Corporation.....      431,005       398,614        0.6
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONCLUDED) (IN US DOLLARS)
--------------------------------------------------------------------------------

PACIFIC
BASIN/ASIA                                                                                            VALUE      PERCENT OF
(CONCLUDED)       INDUSTRY             SHARES HELD             INVESTMENTS              COST        (NOTE 1A)    NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
TAIWAN            TRANSPORT                  259,400   +Yang Ming Marine Transport
(CONCLUDED)       SERVICES                               Corp. ....................  $   208,252   $   178,201        0.3%
                  -----------------------------------------------------------------------------------------------------
                  VENTURE CAPITAL            208,000   +China Development
                                                         Industrial Bank Inc. .....      412,747       381,473        0.6
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN TAIWAN     5,353,770     4,650,490        7.2
----------------------------------------------------------------------------------------------------------------------------
THAILAND          BANKING                    187,800   +Bangkok Bank Public Company
                                                         Limited
                                                         'Foreign'.................      400,908       388,552        0.6
                                             334,300   +Thai Farmers Bank Public
                                                         Company Limited
                                                         'Foreign'.................    1,040,962       590,212        0.9
                                                                                     -----------   -----------      -----
                                                                                       1,441,870       978,764        1.5
                  -----------------------------------------------------------------------------------------------------
                  TELEVISION                 195,900   BEC World Public Company
                                                         Limited 'Foreign'.........    1,442,910     1,080,828        1.7
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN
                                                       THAILAND                        2,884,780     2,059,592        3.2
----------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN THE
                                                       PACIFIC BASIN/ASIA             23,825,635    21,070,887       32.6
----------------------------------------------------------------------------------------------------------------------------
   SHORT-TERM                             FACE
   SECURITIES                            AMOUNT                   ISSUE
----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*          US$             2,396,000   General Electric Capital
                                                         Corp., 5% due 1/04/1999...    2,394,669     2,394,669        3.7
                                           1,000,000   Metropolitan Life Insurance
                                                         Company, 5.25% due
                                                         1/13/1999.................      998,104       998,104        1.5
                                           1,000,000   Xerox Credit Corp., 5% due
                                                         1/08/1999.................      998,889       998,889        1.6
                                                                                     -----------   -----------      -----
                                                                                       4,391,662     4,391,662        6.8
----------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT           Trl     834,000,000,000   Turkish Treasury Bill,
OBLIGATIONS*                                             115.05% due 7/21/1999.....    1,699,156     1,656,303        2.6
----------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN SHORT-
                                                       TERM SECURITIES                 6,090,818     6,047,965        9.4
----------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS...........  $74,441,324    63,709,783       98.7
                                                                                     ===========
                                                       OTHER ASSETS LESS
                                                         LIABILITIES...............                    842,864        1.3
                                                                                                   -----------      -----
                                                       NET ASSETS..................                $64,552,647      100.0%
                                                                                                   ===========      =====
----------------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain Foreign Government Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

+ Non-income producing security.

++ On October 21, 1998, the Company's Board of Directors decided to discount the current Malaysian exchange rate of 3.80 by 12%. This is due to the capital controls implemented by the Malaysian government, which froze the Malaysian ringgit at 3.80 until September 1, 1999. This discount will be amortized on a daily basis from 12% to zero through September 1, 1999.

(a) American Depositary Receipts (ADR).

(b) Global Depositary Receipts (GDR).

(c) Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.

(d) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(e) Received through a bonus issue from Companhia Vale do Rio Doce. As of December 31, 1998, the bonds have not commenced trading and the coupon rate has not been determined.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$74,441,324) (Note
  1a).......................................................             $ 63,709,783
Foreign cash (Note 1c)......................................                  345,807
Receivables:
  Securities sold...........................................  $732,806
  Interest..................................................   162,866
  Dividends.................................................   153,471
  Capital shares sold.......................................     5,056      1,054,199
                                                              --------
Prepaid expenses and other assets...........................                   36,833
                                                                         ------------
Total assets................................................               65,146,622
                                                                         ------------
-------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   318,462
  Capital shares redeemed...................................    81,018
  Investment adviser (Note 2)...............................    54,273
  Distributor (Note 2)......................................       133        453,886
                                                              --------
Accrued expenses and other liabilities......................                  140,089
                                                                         ------------
Total liabilities...........................................                  593,975
                                                                         ------------
-------------------------------------------------------------------------------------
NET ASSETS..................................................             $ 64,552,647
                                                                         ============
-------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares Common Stock, $0.10 par value, 100,000,000
  shares authorized.........................................             $  1,000,824
Class B Shares Common Stock, $0.10 par value, 100,000,000
  shares authorized.........................................                    3,756
Paid-in capital in excess of par............................              120,787,523
Undistributed investment income--net........................                1,416,656
Accumulated realized capital losses on investments and
  foreign currency transactions--net (Note 5)...............              (47,921,494)
Unrealized depreciation on investments and foreign currency
  transactions--net.........................................              (10,734,618)
                                                                         ------------
NET ASSETS..................................................             $ 64,552,647
                                                                         ============
-------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $64,311,509 and 10,008,237
  shares outstanding........................................             $       6.43
                                                                         ============
Class B--Based on net assets of $241,138 and 37,559 shares
  outstanding...............................................             $       6.42
                                                                         ============
-------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1d & 1e):
Dividends (net of $174,572 withholding tax on foreign
  dividends)................................................                 $  2,645,267
Interest and discount earned................................                    1,355,143
                                                                             ------------
Total income................................................                    4,000,410
                                                                             ------------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $  1,126,826
Custodian fees..............................................       347,190
Accounting services (Note 2)................................        21,396
Printing and shareholder reports............................        20,401
Professional fees...........................................        12,090
Pricing services............................................        11,813
Transfer agent fees (Note 2)................................         5,111
Directors' fees and expenses................................         3,044
Distribution fees--Class B (Note 2).........................           209
Other.......................................................        53,662
                                                              ------------
Total expenses before reimbursement.........................     1,601,742
Reimbursement of expenses (Note 2)..........................      (193,001)
                                                              ------------
Total expenses after reimbursement..........................                    1,408,741
                                                                             ------------
Investment income--net......................................                    2,591,669
                                                                             ------------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET (NOTES 1b, 1c, 1e & 3):
Realized loss from:
  Investments--net..........................................   (43,326,090)
  Foreign currency transactions--net........................      (422,087)   (43,748,177)
                                                              ------------
Change in unrealized depreciation on:
  Investments--net..........................................    (1,683,209)
  Foreign currency transactions--net........................         1,388     (1,681,821)
                                                              ------------   ------------
Net realized and unrealized loss on investments and foreign
  currency transactions.....................................                  (45,429,998)
                                                                             ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $(42,838,329)
                                                                             ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                1998            1997
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  2,591,669    $  1,501,958
Realized loss on investments and foreign currency
  transactions--net.........................................   (43,748,177)     (1,024,097)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........    (1,681,821)    (13,340,095)
                                                              ------------    ------------
Net decrease in net assets resulting from operations........   (42,838,329)    (12,862,234)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS (NOTE 1f):
Investment income--net:
  Class A...................................................    (1,752,375)     (1,771,806)
  Class B...................................................          (388)             --
                                                              ------------    ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................    (1,752,763)     (1,771,806)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase (decrease) in net assets derived from capital
  share transactions........................................   (32,339,010)     60,517,887
                                                              ------------    ------------
------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................   (76,930,102)     45,883,847
Beginning of year...........................................   141,482,749      95,598,902
                                                              ------------    ------------
End of year*................................................  $ 64,552,647    $141,482,749
                                                              ============    ============
------------------------------------------------------------------------------------------
* Undistributed investment income--net (Note 1g)............  $  1,416,656    $    973,652
                                                              ============    ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                           CLASS A
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                 ----------------------------------------------------------
FINANCIAL STATEMENTS.
                                                                            FOR THE YEAR
                                                                                ENDED                     FOR THE PERIOD
                                                                            DECEMBER 31,                   MAY 2, 1994+
                                                              -----------------------------------------    TO DEC. 31,
INCREASE (DECREASE) IN NET ASSET VALUE:                       1998++       1997       1996       1995          1994
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....................      $  9.22    $  10.05    $  9.32    $  9.51      $ 10.00
                                                              -------    --------    -------    -------      -------
Investment income--net..................................          .18         .11        .20        .20          .09
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net....................        (2.86)       (.75)       .76       (.30)        (.58)
                                                              -------    --------    -------    -------      -------
Total from investment operations........................        (2.68)       (.64)       .96       (.10)        (.49)
                                                              -------    --------    -------    -------      -------
Less dividends from investment income--net..............         (.11)       (.19)      (.23)      (.09)          --
                                                              -------    --------    -------    -------      -------
Net asset value, end of period..........................      $  6.43    $   9.22    $ 10.05    $  9.32      $  9.51
                                                              =======    ========    =======    =======      =======
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share......................      (29.39%)     (6.53%)    10.59%     (1.08%)      (4.90%)++
                                                              =======    ========    =======    =======      =======
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..........................        1.25%       1.25%      1.25%      1.25%        1.29%*
                                                              =======    ========    =======    =======      =======
Expenses................................................        1.42%       1.42%      1.31%      1.36%        1.35%*
                                                              =======    ========    =======    =======      =======
Investment income--net..................................        2.30%       1.15%      2.42%      2.73%        2.18%*
                                                              =======    ========    =======    =======      =======
------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)................      $64,312    $141,451    $95,599    $55,209      $36,676
                                                              =======    ========    =======    =======      =======
Portfolio turnover......................................      121.06%      93.62%     87.33%     62.53%       29.79%
                                                              =======    ========    =======    =======      =======
------------------------------------------------------------------------------------------------------------------------

* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

+ Commencement of operations.

++ Based on average shares outstanding.

++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------

                                                                            CLASS B
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  -----------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                     FOR THE         FOR THE PERIOD
FINANCIAL STATEMENTS.                                           YEAR ENDED        NOV. 3, 1997+
INCREASE (DECREASE) IN NET ASSET VALUE:                       DEC. 31, 1998++    TO DEC. 31, 1997
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................     $   9.22            $  9.30
                                                                 --------            -------
Investment income--net......................................          .17                .01
Realized and unrealized loss on investments and foreign
  currency transactions--net................................        (2.86)              (.09)
                                                                 --------            -------
Total from investment operations............................        (2.69)              (.08)
                                                                 --------            -------
Less dividends from investment income--net..................         (.11)                --
                                                                 --------            -------
Net asset value, end of period..............................     $   6.42            $  9.22
                                                                 ========            =======
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................      (29.51%)             (.86%)++
                                                                 ========            =======
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..............................        1.40%              1.39%*
                                                                 ========            =======
Expenses....................................................        1.72%              1.58%*
                                                                 ========            =======
Investment income--net......................................        2.37%              1.16%*
                                                                 ========            =======
-------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................     $    241            $    32
                                                                 ========            =======
Portfolio turnover..........................................      121.06%             93.62%
                                                                 ========            =======
-------------------------------------------------------------------------------------------------

* Annualized.

** Total investment return excludes insurance-related fees and expenses.

+ Commencement of operations.

++ Based on average shares outstanding.

++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Developing Capital Markets Focus Fund (the "Fund") is classified as "non-diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Funds' records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a

--------------------------------------------------------------------------------

realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $398,996 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plan with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 1.00% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plan adopted by the Company in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of 0.15% of the average daily value of the Fund's Class B net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA. For the year ended December 31, 1998, MLAM earned fees of $1,126,826, of which $193,001 was voluntarily waived.

  For the year ended December 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $85,837 in commissions on the execution of portfolio security transactions

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Accounting services are provided to the Fund by MLAM at cost.

--------------------------------------------------------------------------------

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1998 were $116,982,564 and $138,450,859, respectively.

  Net realized losses for the year ended December 31, 1998 and net unrealized losses as of December 31, 1998 were as follows:

--------------------------------------------------------------------
                                         Realized       Unrealized
                                          Losses          Losses
--------------------------------------------------------------------
Long-term investments................  $(43,325,397)   $(10,688,688)
Short-term investments...............          (693)        (42,853)
Foreign currency transactions........      (422,087)         (3,077)
                                       ------------    ------------
Total................................  $(43,748,177)   $(10,734,618)
                                       ============    ============
--------------------------------------------------------------------

  At December 31, 1998, net unrealized depreciation for Federal income tax purposes aggregated $13,190,217, of which $2,326,797 related to appreciated securities and $15,517,014 related to depreciated securities. At December 31, 1998, the aggregate cost of investments for Federal income tax purposes was $76,900,000.

4. CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets derived from capital share transactions were $(32,339,010) and $60,517,887 for the years ended December 31, 1998 and December 31, 1997, respectively.

  Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1998                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   1,743,089    $ 14,442,991
Shares issued to shareholders in
 reinvestment of dividends...........     192,358       1,752,375
                                       ----------    ------------
Total issued.........................   1,935,447      16,195,366
Shares redeemed......................  (7,267,433)    (48,795,775)
                                       ----------    ------------
Net decrease.........................  (5,331,986)   $(32,600,409)
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1997                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   7,394,743    $ 77,069,163
Shares issued to shareholders in
 reinvestment of dividends...........     176,082       1,736,172
                                       ----------    ------------
Total issued.........................   7,570,825      78,805,335
Shares redeemed......................  (1,738,665)    (18,318,396)
                                       ----------    ------------
Net increase.........................   5,832,160    $ 60,486,939
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class B Shares for the Year Ended                       Dollar
December 31, 1998                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................      38,950    $    290,926
Shares issued to shareholders in
 reinvestment of dividends...........          43             388
                                       ----------    ------------
Total issued.........................      38,993         291,314
Shares redeemed......................      (4,882)        (29,915)
                                       ----------    ------------
Net increase.........................      34,111    $    261,399
                                       ==========    ============
-----------------------------------------------------------------

------------------------------------------------------------------
    Class B Shares for the Period                        Dollar
November 3, 1997+ to December 31, 1997    Shares         Amount
------------------------------------------------------------------
Shares sold..........................        5,548    $     50,330
Shares redeemed......................       (2,100)        (19,382)
                                        ----------    ------------
Net increase.........................        3,448    $     30,948
                                        ==========    ============
------------------------------------------------------------------
+ Commencement of operations.

5. CAPITAL LOSS CARRYFORWARD:

At December 31, 1998, the Fund had net capital loss carryforward of approximately $41,479,000, of which $2,024,000 expires in 2003, $90,000 expires in 2004 and $39,365,000 expires in 2006. This amount will be available to offset like amounts of any future taxable gains.

6. COMMITMENTS:

At December 31, 1998, the Fund had entered into foreign exchange contracts, under which it agreed to purchase and sell various foreign currencies with a value of approximately $30,000 and $640,000, respectively.

7. SUBSEQUENT EVENT:

On January 4, 1999, the Company's Board of Directors declared an ordinary income dividend in the amount of $.150059 per Class A Share and $.144495 per Class B Share, payable on January 11, 1999 to shareholders of record as of December 31, 1998.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
DEVELOPING CAPITAL MARKETS FOCUS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Developing Capital Markets Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period May 2, 1994 (commencement of operations) to December 31, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Developing Capital Markets Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 10, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
ANNUAL REPORT--DECEMBER 31, 1998
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the year ended December 31, 1998, the Domestic Money Market Fund's Class A Shares had a net annualized yield of 5.05%.* For the six-month period ended December 31, 1998, the Fund's Class A Shares had a net annualized yield of 4.99%.* The Fund's Class A Shares' 7-day yield as of December 31, 1998 was 4.71%. The average portfolio maturity was 69 days at December 31, 1998, compared to 75 days at June 30, 1998.

THE ENVIRONMENT

  During 1998, stock and bond market volatility reflected shifting investor perceptions regarding global economic prospects. Investor optimism early in the year gave way to expectations of deteriorating corporate profits and signs of a weakening economy by late summer. Further concerns arose from the precarious state of the Russian and other emerging market economies. As a result, world stock markets declined in the July--September period. At the same time, the uncertain economic picture and the resulting flight to quality by investors pushed the 30-year US Treasury bond to record low yields. Yields also declined in sovereign bond markets of other major industrialized countries. In contrast, corporate bonds, mortgage-backed securities and emerging markets debt underperformed US Treasury securities by a wide margin.

  The US Federal Reserve Board and other central banks responded to the uncertain economic outlook through a series of monetary policy easings that served to restore investor confidence as 1998 drew toward a close. Stock markets around the world rallied, with total returns for the unmanaged Standard & Poor's 500 Index rising 21.3% and the unmanaged Morgan Stanley Capital International World Index (Ex-US) increasing 20.5% during the fourth quarter of 1998. However, as 1999 began, uncertainty regarding global economic prospects again began to cloud the investment outlook. At the same time, with stronger-than-expected economic results, prospects dimmed for further Federal Reserve Board monetary policy easings in the near future. The notable exception to the more subdued investment outlook in the United States was the unprecedented popularity of Internet-related stocks.

  The weakening of the US dollar relative to the Japanese yen was one of the year's more surprising developments. Since a stronger yen would have a negative impact on the important export sector of Japan's fragile economy, the Japanese central bank intervened in the currency markets in January. For the overall global economy, the deepening recession in Japan is of great concern. At the same time, the difficulties in emerging economies such as Russia and Brazil remain. Further progress in easing strains within the global financial system would likely provide an important element of stability to the volatile investment environment.

PORTFOLIO MATTERS

  For the year ended December 31, 1998, the Fund maintained an average life ranging from a low of 63 days to a high of 87 days. Throughout most of the year, the Fund maintained an average life toward the higher end of the allowed band. During the 12-month period, short-term interest rates rallied over 100 basis points (1.00%).

  The constructive investment strategy that we implemented in early 1998 was based primarily on the growing crisis in the overseas markets. Despite a relatively strong domestic economy, we firmly believed that the Federal Reserve Board would give precedence to the economic turmoil that occurred in Asia and eventually spread to Russia. We took advantage of this situation by maintaining the Fund's average life toward the higher end of our investment horizon. This strategy proved to be effective as the Federal Reserve Board cut interest rates in late September, in mid-October, and again in mid-November for a total of 75 basis points.

  During 1998, yield spreads between domestic and foreign money market securities remained relatively wide. This was primarily caused by credit concerns as investors avoided certain foreign issues. Additionally, there was a relatively light supply of domestic issuance.

  Looking ahead, we believe that monetary policy will be driven more by economic data than by global market considerations. While the economic picture is not completely clear at present, we believe the economy is more likely to weaken than strengthen in 1999.

---------------

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

--------------------------------------------------------------------------------

  The Fund's composition at the end of December and as of our last report to shareholders is detailed below:

------------------------------------------------------
                                   12/31/98    6/30/98
------------------------------------------------------
Bank Notes.......................    14.7%       17.2%
Certificates of Deposit..........      --         2.0
Commercial Paper.................    39.8        44.3
Corporate Notes..................    17.7        14.1
Funding Agreements...............     2.8         3.0
Master Notes.....................     2.0         2.4
Repurchase Agreements............     0.6          --
US Government, Agency &
  Instrumentality
  Obligations--Discount..........     7.1         0.8
US Government, Agency &
  Instrumentality
  Obligations--Non-Discount......    14.9        16.6
Other Assets Less Liabilities....     0.4          --
Liabilities in Excess of Other
  Assets.........................      --        (0.4)
                                    -----       -----
Total............................   100.0%      100.0%
                                   ========    =======
------------------------------------------------------

IN CONCLUSION

  We appreciate your investment in Domestic Money Market Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook with you in our next report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Jacqueline Rogers
Jacqueline Rogers
Vice President and Portfolio Manager

February 5, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                 FACE                                                    INTEREST   MATURITY      VALUE
                                AMOUNT                         ISSUE                      RATE*       DATE      (Note 1a)
---------------------------------------------------------------------------------------------------------------------------
BANK NOTES--14.7%             $ 4,000,000      American Express Centurion Bank+......     5.504%     2/12/99   $  4,000,000
                                1,000,000      American Express Centurion Bank+......     5.511      3/19/99      1,000,000
                                1,900,000      Comerica Bank+........................     5.531      2/02/99      1,899,942
                                1,400,000      Comerica Bank+........................     5.457      2/09/99      1,399,933
                                4,000,000      FCC National Bank+....................     4.80       2/23/99      3,999,627
                                1,900,000      FCC National Bank.....................     5.65       3/03/99      1,898,776
                                2,000,000      First National Bank of Chicago........     5.52       2/16/99      1,997,613
                                1,000,000      First National Bank of Chicago+.......     4.80       2/23/99        999,907
                                1,800,000      First Tennessee Bank N.A..............     5.82       4/30/99      1,803,532
                                  600,000      First USA Bank N.A....................     6.50      12/23/99        607,662
                                1,700,000      First Union National Bank+............     4.91       8/30/99      1,700,000
                                4,000,000      First Union National Bank+............     4.71       9/01/99      4,000,000
                                3,000,000      Huntington National Bank+.............     5.451      1/20/99      2,999,936
                                1,900,000      LaSalle National Bank.................     5.55       2/05/99      1,899,237
                                4,600,000      LaSalle National Bank.................     5.55       2/08/99      4,597,865
                                1,000,000      LaSalle National Bank.................     5.55       2/16/99        999,003
                                1,000,000      LaSalle National Bank.................     5.55       2/22/99        999,596
                                9,000,000      NationsBank N.A.+.....................     4.83       8/24/99      8,997,767
                                8,000,000      PNC Bank N.A.+........................     4.82       1/29/99      7,999,618
                                6,200,000      PNC Bank N.A.+........................     5.235     11/03/99      6,195,970
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL BANK NOTES (COST--$60,002,329)                              59,995,984
---------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--39.8%         4,793,000      Apreco, Inc...........................     5.40       2/24/99      4,756,673
                                9,879,000      Apreco, Inc...........................     5.13       3/15/99      9,784,107
                                5,000,000      Asset Securitization Cooperative
                                                 Corp. ..............................     5.15       3/05/99      4,958,833
                                3,243,000      Asset Securitization Cooperative
                                                 Corp. ..............................     5.10       3/19/99      3,210,069
                                1,736,000      Asset Securitization Cooperative
                                                 Corp. ..............................     5.10       4/16/99      1,711,554
                                7,000,000      Avco Financial Services Inc...........     5.07       4/05/99      6,912,059
                                6,000,000      Bankers Trust New York Corporation....     5.50       1/15/99      5,989,092
                                4,935,000      Concord Minutemen Capital Co. LLC.....     5.25       1/22/99      4,921,305
                                8,077,000      Concord Minutemen Capital Co. LLC.....     5.26       1/22/99      8,054,586
                                7,000,000      Concord Minutemen Capital Co. LLC.....     5.30       1/26/99      6,976,258
                                  226,000      Countrywide Funding Corp..............     5.50       1/11/99        225,758
                                9,000,000      Countrywide Funding Corp..............     5.30       2/11/99      8,949,650
                                8,357,000      Edison Asset Securitization, LLC......     5.30       1/15/99      8,342,956
                                5,000,000      Edison Asset Securitization, LLC......     5.10       3/17/99      4,950,600
                                4,750,000      Edison Funding Co.....................     5.40       3/19/99      4,701,766
                                2,500,000      Finova Capital Corp...................     5.53       2/04/99      2,488,483
                                4,000,000      General Electric Capital Corp.........     5.47       2/18/99      3,973,250
                                5,000,000      General Electric Capital Corp.........     5.47       3/04/99      4,959,519
                                2,900,000      General Motors Acceptance Corp........     5.49       1/26/99      2,890,164
                                1,040,000      International Securitization Corp.....     5.45       2/11/99      1,034,127
                                3,750,000      Knight-Ridder, Inc....................     5.15       4/20/99      3,695,123
                                7,500,000      Lehman Brothers Holdings Inc..........     5.42       2/25/99      7,433,808
                                5,000,000      Lehman Brothers Holdings Inc..........     5.50       2/25/99      4,955,872
                                5,230,000      Lexington Parker Capital Company,
                                                 LLC.................................     5.45       2/05/99      5,205,128
                                9,000,000      Lexington Parker Capital Company,
                                                 LLC.................................     5.22       3/04/99      8,927,135
                                3,686,000      Mont Blanc Capital Corp...............     5.23       3/04/99      3,656,158
                                5,917,000      Monte Rosa Capital Corp. .............     5.43       2/19/99      5,876,551
                                4,000,000      Monte Rosa Capital Corp. .............     5.15       3/12/99      3,963,224
                                2,200,000      Morgan Stanley, Dean Witter & Co......     5.584      1/22/99      2,200,000
                                1,000,000      Morgan Stanley, Dean Witter, Discover
                                                 & Co................................     5.52       2/08/99      1,000,000
                                3,910,000      Park Avenue Receivables Corp..........     5.47       2/08/99      3,889,663
                                  381,000      Park Avenue Receivables Corp..........     5.45       2/10/99        378,905
                                4,117,000      Park Avenue Receivables Corp..........     5.22       2/19/99      4,088,856
                                7,681,000      Park Avenue Receivables Corp..........     5.15       3/19/99      7,603,004
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMERCIAL PAPER (COST--$162,646,460)                      162,664,236
---------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES--17.7%          4,000,000      Asset-Backed Securities Investment
                                                 Trust (ABSIT) 1997-F+++.............     5.495      9/15/99      4,000,000
                                1,040,000      Associates Corp. of North America.....     6.75       6/28/99      1,046,729

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                                 FACE                                                    INTEREST   MATURITY      VALUE
                                AMOUNT                         ISSUE                      RATE*       DATE      (Note 1a)
---------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES (CONCLUDED)   $   500,000      Associates Corp. of North America.....     7.35 %     7/06/99   $    505,314
                                2,000,000      Associates Corp. of North America.....     6.625      7/15/99      2,015,120
                                1,088,000      Associates Corp. of North America.....     6.75      10/15/99      1,100,969
                                3,030,000      Beneficial Corp.......................     8.375     12/29/99      3,119,385
                                1,300,000      The CIT Group Holdings, Inc.+.........     4.89       1/12/99      1,299,986
                                3,000,000      The CIT Group Holdings, Inc...........     6.25       3/22/99      3,007,050
                                1,300,000      The CIT Group Holdings, Inc.+.........     4.80       5/24/99      1,299,659
                                2,750,000      The CIT Group Holdings, Inc.+.........     4.79       6/28/99      2,748,951
                                3,000,000      Citicorp+.............................     5.45      11/23/99      3,002,550
                                1,400,000      General Electric Capital Corp.+.......     4.82       6/03/99      1,399,718
                                2,000,000      General Electric Capital Corp.+.......     5.277      9/03/99      2,000,580
                                2,500,000      General Motors Acceptance Corp........     7.75       1/15/99      2,503,946
                                2,000,000      General Motors Acceptance Corp........     7.15       4/30/99      2,012,140
                                1,400,000      General Motors Acceptance Corp.+......     5.315      6/04/99      1,400,224
                                1,500,000      General Motors Acceptance Corp........     6.55       6/04/99      1,508,025
                                3,425,000      General Motors Acceptance Corp........     7.375      6/09/99      3,455,688
                                2,000,000      General Motors Acceptance Corp........     8.625      6/15/99      2,029,320
                                  500,000      General Motors Acceptance Corp........     7.25       6/22/99        504,550
                                1,000,000      General Motors Acceptance Corp........     5.75       1/05/00      1,004,590
                                1,400,000      General Motors Acceptance Corp.+......     5.411     12/01/00      1,400,000
                                  900,000      General Motors Acceptance Corp.+......     5.28       2/27/01        899,730
                                3,000,000      Goldman Sachs Group, L.P.+............     5.25       3/26/99      3,000,600
                                  700,000      Goldman Sachs Group, L.P.+............     5.348      1/12/00        699,300
                                2,000,000      Household Finance Corp................     6.58       5/17/99      2,009,720
                                1,000,000      Household Finance Corp.+..............     5.352      9/13/99        999,170
                                2,750,000      IBM Credit Corp.......................     6.625      4/19/99      2,761,385
                                7,000,000      Liberty Lighthouse US Capital
                                                 Co. LLC+............................     5.30      10/08/99      6,998,455
                                  600,000      Morgan Stanley, Dean Witter, Discover
                                                 & Co.+..............................     5.298      1/15/99        600,000
                                2,000,000      Morgan Stanley, Dean Witter, Discover
                                                 & Co................................     5.625      3/01/99      1,997,062
                                4,000,000      National Rural Utilities Cooperative
                                                 Finance Corp.+......................     5.17       9/21/99      3,998,080
                                5,000,000      PepsiCo, Inc.+........................     5.209      8/19/99      4,989,000
                                   52,701      Premier Auto Trust 1998-3+++..........     5.62       2/08/99         52,701
                                  900,000      Xerox Capital Europe PLC+.............     5.578      8/20/99        898,380
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL CORPORATE NOTES (COST--$72,251,774)                         72,268,077
---------------------------------------------------------------------------------------------------------------------------
FUNDING                         5,000,000      Allstate Life Insurance Co.+..........     5.172      6/30/99      5,000,000
AGREEMENTS--2.8%                5,000,000      Jackson National Life Insurance
                                                 Co.+................................     5.567      5/03/99      5,000,000
                                1,500,000      Security Life Of Denver+..............     5.816      2/23/99      1,500,000
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL FUNDING AGREEMENTS (COST--$11,500,000)                      11,500,000
---------------------------------------------------------------------------------------------------------------------------
MASTER NOTES--2.0%              8,000,000      Goldman Sachs Group, L.P.+............     5.547      1/20/99      8,000,000
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL MASTER NOTES (COST--$8,000,000)                              8,000,000
---------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY &             72,000      Federal Home Loan Mortgage
INSTRUMENTALITY                                  Corporation.........................     5.18       2/03/99         71,689
OBLIGATIONS--
DISCOUNT--7.1%                     25,000      Federal Home Loan Mortgage
                                                 Corporation.........................     5.10       2/26/99         24,814
                                2,747,000      Federal Home Loan Mortgage
                                                 Corporation.........................     4.86       3/22/99      2,718,680
                                4,000,000      Federal Home Loan Mortgage
                                                 Corporation.........................     4.85       3/26/99      3,956,620
                                  805,000      Federal National Mortgage
                                                 Association.........................     5.10       3/15/99        797,455
                                   88,000      Federal National Mortgage
                                                 Association.........................     4.92       3/26/99         87,046
                                4,000,000      Federal National Mortgage
                                                 Association.........................     4.68       6/09/99      3,918,013
                                4,000,000      Federal National Mortgage
                                                 Association.........................     4.59       7/08/99      3,902,772

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONCLUDED)
--------------------------------------------------------------------------------

                                 FACE                                                    INTEREST   MATURITY      VALUE
                                AMOUNT                         ISSUE                      RATE*       DATE      (Note 1a)
---------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY &        $ 2,000,000      Federal National Mortgage
INSTRUMENTALITY                                  Association.........................     4.54 %     9/09/99   $  1,935,107
OBLIGATIONS--DISCOUNT
(CONCLUDED)
                                1,000,000      Student Loan Marketing
                                                 Association.........................     4.62       6/30/99        976,744
                                5,100,000      US Treasury Bills.....................     3.69       4/22/99      5,032,833
                                4,800,000      US Treasury Bills.....................     3.80      10/14/99      4,635,483
                                1,000,000      US Treasury Bills.....................     3.81      10/14/99        965,725
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL US GOVERNMENT AGENCY & INSTRUMENTALITY
                                                 OBLIGATIONS--DISCOUNT (COST--$29,064,865)                       29,022,981
---------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY &            500,000      Federal Home Loan Bank................     6.08       6/30/99        502,665
INSTRUMENTALITY                11,400,000      Federal Home Loan Bank+...............     5.168      9/02/99     11,396,236
  OBLIGATIONS--
NON-DISCOUNT--14.9%             1,400,000      Federal Home Loan Bank................     5.705      3/23/00      1,401,120
                                  800,000      Federal Home Loan Mortgage
                                                 Corporation.........................     5.875      5/19/00        801,600
                                1,300,000      Federal Home Loan Mortgage
                                                 Corporation.........................     5.18      11/24/00      1,295,086
                                6,000,000      Federal National Mortgage
                                                 Association+........................     5.028      1/21/99      5,999,860
                               11,300,000      Federal National Mortgage
                                                 Association+........................     5.028      3/03/99     11,299,236
                                2,750,000      Federal National Mortgage
                                                 Association+........................     5.108      4/09/99      2,749,642
                                4,000,000      Federal National Mortgage
                                                 Association+........................     5.043      7/30/99      3,998,113
                                5,000,000      Federal National Mortgage
                                                 Association+........................     5.103      8/19/99      4,997,714
                                2,000,000      Federal National Mortgage
                                                 Association+........................     5.08       9/24/99      2,000,800
                                2,300,000      Federal National Mortgage
                                                 Association+........................     5.138     10/27/99      2,299,122
                                1,000,000      Federal National Mortgage
                                                 Association.........................     5.07      12/14/00        995,700
                                1,900,000      Student Loan Marketing Association....     4.50       8/02/99      1,897,150
                                4,000,000      Student Loan Marketing Association+...     5.083      2/04/00      3,998,958
                                3,900,000      US Treasury Notes.....................     7.125      9/30/99      3,968,858
                                  600,000      US Treasury Notes.....................     4.50       9/30/00        598,875
                                  600,000      US Treasury Notes.....................     4.625     11/30/00        600,562
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL US GOVERNMENT AGENCY & INSTRUMENTALITY
                                                 OBLIGATIONS--NON-DISCOUNT (COST--$60,797,021)                   60,801,297
---------------------------------------------------------------------------------------------------------------------------
REPURCHASE                      2,688,000      Nomura Securities International, Inc.,
AGREEMENTS**--0.6%                               purchased on 12/31/1998 to yield
                                                 5.10% to 1/04/1999..................                             2,688,000
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL REPURCHASE AGREEMENTS (COST--$2,688,000)                     2,688,000
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS
                                               (COST--$406,950,449)--99.6%...........                           406,940,575
                                               OTHER ASSETS LESS LIABILITIES--0.4%...                             1,576,665
                                                                                                               ------------
                                               NET ASSETS--100.0%....................                          $408,517,240
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. The interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are the rates in effect at December 31, 1998.
** Repurchase Agreements are fully collateralized by US Government Obligations. + Variable Rate Notes.
++ Subject to principal paydowns.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$406,950,449*) (Note
  1a).......................................................               $406,940,575
Cash........................................................                     12,267
Receivables:
  Interest..................................................  $2,404,931
  Capital shares sold.......................................       4,419      2,409,350
                                                              ----------
Prepaid expenses and other assets...........................                     32,709
                                                                           ------------
Total assets................................................                409,394,901
                                                                           ------------
---------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Capital shares redeemed...................................     589,886
  Investment adviser (Note 2)...............................     190,870        780,756
                                                              ----------
Accrued expenses and other liabilities......................                     96,905
                                                                           ------------
Total liabilities...........................................                    877,661
                                                                           ------------
---------------------------------------------------------------------------------------
NET ASSETS..................................................               $408,517,240
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value,
  1,300,000,000 shares authorized+..........................               $ 40,852,711
Paid-in capital in excess of par............................                367,674,403
Unrealized depreciation on investments--net.................                     (9,874)
                                                                           ------------
NET ASSETS..................................................               $408,517,240
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $408,517,240 and 408,527,114
  shares outstanding........................................               $       1.00
                                                                           ============
---------------------------------------------------------------------------------------

* Cost for Federal income tax purposes. As of December 31, 1998, net unrealized depreciation for Federal income tax purposes amounted to $9,874, of which $98,111 related to appreciated securities and $107,985 related to depreciated securities.

+ The Fund is also authorized to issue 1,300,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1d):
Interest and discount earned................................                $19,707,780
----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $1,765,415
Accounting services (Note 2)................................      63,465
Printing and shareholder reports............................      58,406
Professional fees...........................................      28,516
Registration fees...........................................      23,790
Custodian fees..............................................      21,081
Directors' fees and expenses................................       7,365
Transfer agent fees (Note 2)................................       5,113
Interest expense............................................         642
Other.......................................................       4,215
                                                              ----------
Total expenses..............................................                  1,978,008
                                                                            -----------
Investment income--net......................................                 17,729,772
                                                                            -----------
----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET (NOTE
  1d):
Realized gain on investments--net...........................                     47,278
Change in unrealized appreciation/depreciation on
  investments--net..........................................                    (19,258)
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $17,757,792
                                                                            ===========
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                1998           1997
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $17,729,772    $ 15,851,341
Realized gain on investments--net...........................       47,278          13,669
Change in unrealized appreciation/depreciation on
  investments--net..........................................      (19,258)         28,848
                                                              ------------   ------------
Net increase in net assets resulting from operations........   17,757,792      15,893,858
                                                              ------------   ------------
------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1e):
Investment income--net: Class A.............................  (17,729,772)    (15,851,341)
Realized gain on investments--net: Class A..................      (47,278)        (13,669)
                                                              ------------   ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................  (17,777,050)    (15,865,010)
                                                              ------------   ------------
------------------------------------------------------------------------------------------
CLASS A CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from sale of shares............................  289,645,200     242,312,822
Net asset value of shares issued to shareholders in
  reinvestment of dividends and distributions (Note 1e).....   17,785,712      15,869,707
                                                              ------------   ------------
                                                              307,430,912     258,182,529
Cost of shares redeemed.....................................  (216,946,151)  (214,915,654)
                                                              ------------   ------------
Net increase in net assets derived from Class A capital
  share transactions........................................   90,484,761      43,266,875
                                                              ------------   ------------
------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................   90,465,503      43,295,723
Beginning of year...........................................  318,051,737     274,756,014
                                                              ------------   ------------
End of year.................................................  $408,517,240   $318,051,737
                                                              ============   ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                       CLASS A
BEEN DERIVED FROM INFORMATION PROVIDED IN THE              --------------------------------------------------------
FINANCIAL STATEMENTS.                                                         FOR THE YEAR ENDED
                                                                                 DECEMBER 31,
                                                           --------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                      1998        1997        1996        1995        1994
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......................  $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                           --------    --------    --------    --------    --------
Investment income--net...................................     .0506       .0511       .0504       .0547       .0386
Realized and unrealized gain (loss) on
  investments--net.......................................        --+      .0001      (.0005)      .0012      (.0007)
                                                           --------    --------    --------    --------    --------
Total from investment operations.........................     .0506       .0512       .0499       .0559       .0379
                                                           --------    --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net.................................    (.0508)     (.0511)     (.0504)     (.0547)     (.0386)
  Realized gain on investments--net......................        --+         --+     (.0001)     (.0002)         --
                                                           --------    --------    --------    --------    --------
Total dividends and distributions........................    (.0508)     (.0511)     (.0505)     (.0549)     (.0386)
                                                           --------    --------    --------    --------    --------
Net asset value, end of year.............................  $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.......................     5.20%       5.24%       5.13%       5.64%       3.93%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement...........................      .56%        .54%        .54%        .55%        .50%
                                                           ========    ========    ========    ========    ========
Expenses.................................................      .56%        .54%        .54%        .55%        .57%
                                                           ========    ========    ========    ========    ========
Investment income--net, and realized gain on
  investments--net.......................................     5.03%       5.12%       4.97%       5.50%       4.02%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...................  $408,517    $318,052    $274,756    $303,912    $363,199
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses. + Amount is less than $.0001 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
NOTES TO FINANCIALS STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Domestic Money Market Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Company's Board of Directors.

  (b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional Fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.50% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

--------------------------------------------------------------------------------

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. CAPITAL SHARE TRANSACTIONS:

The number of shares sold and redeemed during the years corresponds to the amounts included in the Statements of Changes in Net Assets with respect to net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
DOMESTIC MONEY MARKET FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Domestic Money Market Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Domestic Money Market Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 10, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
ANNUAL REPORT--DECEMBER 31, 1998
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  For the fiscal year ended December 31, 1998, the Global Bond Focus Fund's Class A Shares had a total return of +12.62%, compared to a +15.31% total return for the unmanaged J.P. Morgan Global Government Bond Index.

  The Fund's fiscal year began with global markets still feeling the deflationary and recessionary impact of the Asian financial crisis. At this time, most of the Fund's investments were in corporate bonds, since we believed they would offer attractive total returns relative to government securities. However, Fund performance was negatively affected as corporate bond yields relative to government issues widened during the "flight to quality" that began in August when Russia devaluated the ruble. Also, our investment in mortgage-backed securities hurt performance because as interest rates declined, the price of the securities would not appreciate beyond a certain point because of mortgage refinancings and paydowns.

  During the 12-month period, our Japanese currency exposure was hedged back into US dollars, and our Japanese investments had a lower duration relative to the benchmark unmanaged J.P. Morgan Global Government Bond Index. We took this position because we believed that the yen would weaken relative to the US dollar and that Japanese interest rates could not decline much further. The currency strategy worked in our favor for most of the fiscal year, but hampered performance during the latter part of the period as the yen strengthened relative to the US dollar. On the other hand, the lower duration of our Japanese investments relative to the Index benefitted the Fund as interest rates rose by 100 basis points (1.00%) or more in longer-dated securities during the fourth quarter of 1998.

  During the global financial crisis of August and September, we began to improve the quality and liquidity of the Fund's holdings by buying fewer corporate bonds and more sovereign debt. In addition, as countries began to lower interest rates in September and October, we extended the duration of the Fund in order to seek to enhance returns.

  The Fund's performance was enhanced through our overweighted duration in the European Monetary Union (EMU) countries relative to the benchmark index as interest rates declined prior to conversion to the euro. For non-EMU countries, we believed the United Kingdom possessed solid prospects for increased returns given the cuts in British interest rates and its inverted yield curve. We were confident that long-term interest rates would decline sharply given the country's economic weakness. Our exposure was primarily in securities with maturities under eight years, which rallied during the final quarter of 1998. In addition, we determined that our positions in variable rate securities in Greece would underperform in this lower interest rate environment. We traded these securities for fixed-rate securities in the ten-year sector, which appreciated as interest rates fell and Greek withholding tax on these securities was eliminated.

THE ENVIRONMENT

  The most significant development in global fixed-income markets during 1998 was the flight to quality that began in August, triggered by the financial crises in Russia and Brazil. Although decisive fiscal and monetary policy moves worldwide helped stabilize global markets and began to shrink risk premiums within a relatively short time frame, bond markets had not returned to pre-August levels by the end of the year. From this quick return in confidence, it appeared clear that reductions in interest rates would continue as long as markets were in disarray and global recessionary pressures persisted. In general, the market returned to a more stable posture by year-end, but with some volatility prompted by the exceptional strength of the US stock market, the ongoing problems in Brazil, and the US/UK air strikes in Iraq. On the plus side, inflationary pressures were still non-existent as commodity prices came down to historic lows and growth began to moderate and taper off throughout the world. In this environment, we anticipate that we may maintain a conservative strategy regarding quality, but we may extend maturities if we believe interest rates are likely to decline in the coming months.

MARKET REVIEW

  During the six months ended December 31, 1998, US Government bond prices appreciated dramatically. The long-term bond yields traded down from 5.70% in May to 5.10% by December. However, this decline in interest rates was very volatile. Third-quarter gross domestic product (GDP) growth was 3.9%, displaying that growth in the United States was still robust, but at a lower GDP rate than in the first quarter of 1998 (4.8%). Lower interest rates were making housing more affordable and unemployment was subdued as well. Commodity prices were reaching historic lows, especially oil, which traded below $10 per barrel.

--------------------------------------------------------------------------------

  As of December 31,1998, our US investments had an average duration of 9.4 years, since we expected the global recession to impact the US economy by the first half of 1999. We also believe that additional flights to quality could occur prompted by events in Brazil or in other emerging markets. In this environment, we believe it is important to focus on good-quality investments that offer a high degree of liquidity. Currently, we are not concerned about inflation, and we see no evidence that the global deflationary forces will subside in the near term.

  In Canada, GDP growth was lower than expected in the third quarter of 1998, signifying that the economy was continuing to slow. The Bank of Canada raised interest rates 100 basis points in August to support the declining Canadian dollar, but this further dampened the domestic demand. In September, the bank reversed its position somewhat and eased interest rates by 25 basis points, and also cut interest rates in October and November. If this trend continues, Canadian interest rates could decline at least another 100 basis points over the next six months.

  The dominant story in Europe was the EMU and the 11 countries converging their currencies and interest rates as of January 1, 1999. The convergence rate was posted at 3.30%, and countries were working toward that rate during the latter part of 1998. Along the way, some countries voiced the need to lower the target rate in order to stimulate demand and growth in their respective economies and to raise employment. The resulting interest rate cuts reflected concerns among central banks that the global economy may be headed for a recession.

  During the six-month period ended December 31, 1998, we maintained our position in Greece, a country that is expected to enter the EMU in the next round. Greece has managed its economy with responsible fiscal measures, and we anticipate lower interest rates there. We are also positive toward the United Kingdom and its prospect for entering the EMU. The inverted shape of the UK yield curve and high level of unemployment dictate taking positions with maturities of ten years or less.

  Over the six months ended December 31, 1998, New Zealand and Australian currencies were hurt by falling commodity prices and Japan's recession. Since both countries are net exporters of commodities, the decline in prices hurt their economies. However, as the crisis subsided in early October, these currencies began to rally. As of December 31, 1998, we held an unhedged position in New Zealand.

  In Japan, the yen started the six-month period by getting progressively weaker, hitting a low of Y147.26/US dollar on August 11, 1998. The yen then proceeded to appreciate and reached its strongest point in October after the announcement that a banking reform bill had passed. By December 31, 1998, the yen had reached Y112.75/US dollar. Looking ahead, we do not expect to see interest rates falling much further in Japan, but the economy is still resistant to improvement. We are underweighted in Japan relative to the benchmark index, and our position is hedged given our expectation that the yen is likely to resume its weakening trend relative to the US dollar level over the next six months.

IN CONCLUSION

  We appreciate your investment in Global Bond Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Harry Escobar
Harry Escobar
Portfolio Manager

February 5, 1998

---------------------------------------------------------
  Effective December 2, 1998, Harry Escobar assumed the responsibilities for the day-to-day management of Global Bond Focus Fund of Merrill Lynch Variable Series Funds, Inc. Mr. Escobar has been a Director of Merrill Lynch Asset Management, L.P. since August 1998. Prior thereto, he was national sales manager for Lehman Brothers' Middle Market Sales Group from 1991 to 1998.
---------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

Global Bond Focus Fund

Total Return Based on a $10,000 Investment-Class A Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the JP Morgan Global Government Bond Index and the Merrill Lynch US Treasury/Agency 1-10 Year Index. Beginning and ending values are:

                                                  7/01/93**           12/98
                                                  ---------           -----


Global Bond Focus Fund+ -- Class A Shares*         $10,000            $14,681

JP Morgan Global Government Bond Index++           $10,000            $15,408

Merrill Lynch US Treasury/Agency 1-10
  Years Index+++                                   $10,000            $14,017

  * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
 **  Commencement of operations.
  + Global Bond Focus Fund invests in US and foreign government and corporate bonds denominated in various securities.
 ++ This unmanaged Index is comprised of government bonds in the 13 largest bond markets, including the United States.
+++  This unmanaged Index is comprised of intermediate-term
     Government bonds maturing in one year--ten years.

     Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 12/31/98                                                      +12.62%
--------------------------------------------------------------------------------
Five Years Ended 12/31/98                                                  +6.75
--------------------------------------------------------------------------------
Inception (7/01/93) through 12/31/98                                       +7.23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                12 MONTH        6 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                  +12.62%          +7.29%

--------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns. Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998                  (IN US DOLLARS)
--------------------------------------------------------------------------------

                                           FACE                                                       VALUE      PERCENT OF
     AFRICA           INDUSTRY            AMOUNT           FIXED-INCOME INVESTMENTS     COST        (NOTE 1A)    NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA     SUPRANATIONAL       Y     315,000,000     African Development
                                                             Bank, 6.20% due
                                                             6/18/2002.............  $ 3,029,061   $ 3,265,333       4.7%
                 ------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS IN
                                                           AFRICA                      3,029,061     3,265,333       4.7
---------------------------------------------------------------------------------------------------------------------------
NORTH AMERICA
---------------------------------------------------------------------------------------------------------------------------
CANADA           FOREIGN GOVERNMENT  NZ$     4,200,000     Canada Government Bond,
                 OBLIGATIONS                                 6.625% due
                                                             10/03/2007............    2,542,374     2,259,876       3.2
                 ------------------------------------------------------------------------------------------------------
                 SUPRANATIONAL       C$      2,030,000     Interamerican
                                                             Development Bank,
                                                             7.25% due 11/03/2003..    1,432,602     1,433,925       2.1
                 ------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME
                                                           INVESTMENTS IN CANADA       3,974,976     3,693,801       5.3
---------------------------------------------------------------------------------------------------------------------------
UNITED STATES    BANKING             US$     4,600,000     Comerica Bank, 7.875%
                                                             due 9/15/2026.........    4,972,858     5,378,918       7.8
                                                50,000     Mellon Capital II,
                                                             7.995% due
                                                             1/15/2027.............       49,192        55,593       0.1
                                                                                     -----------   -----------     -----
                                                                                       5,022,050     5,434,511       7.9
                 ------------------------------------------------------------------------------------------------------
                 FINANCIAL SERVICES          2,000,000     Association Corp. N.A.,
                                                             7.375% due 6/11/2007..    2,101,400     2,149,246       3.1
                                     DM      3,700,000     Ford Motor Credit Co.,
                                                             5.25% due 6/16/2008...    2,073,994     2,297,731       3.3
                                                                                     -----------   -----------     -----
                                                                                       4,175,394     4,446,977       6.4
                 ------------------------------------------------------------------------------------------------------
                 GAMING              US$        21,001     Jazz Casino Co. LLC:
                                                             0% due
                                                             11/15/2009+++.........            0             0       0.0
                                               215,500     5.867% due
                                                             11/15/2009++..........      103,025       100,208       0.1
                                                                                     -----------   -----------     -----
                                                                                         103,025       100,208       0.1
                 ------------------------------------------------------------------------------------------------------
                 INDUSTRIAL                  2,500,000     Phelps Dodge
                                                             Corporation, 7.125%
                                                             due 11/01/2027........    2,488,000     2,449,625       3.5
                 ------------------------------------------------------------------------------------------------------
                 US GOVERNMENT               1,760,000     Federal National
                 AGENCY OBLIGATIONS                          Mortgage Association,
                                                             5.25% due 1/15/2003...    1,750,650     1,772,091       2.6
                 ------------------------------------------------------------------------------------------------------
                 US TREASURY BONDS           1,400,000     US Treasury Bonds &
                 & NOTES                                     Notes:
                                                             4.75% due 11/15/2008..    1,416,406     1,410,934       2.0
                                             3,650,000     5.25% due 11/15/2028....    3,697,603     3,736,688       5.4
                                                                                     -----------   -----------     -----
                                                                                       5,114,009     5,147,622       7.4
                 ------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME
                                                           INVESTMENTS IN THE
                                                           UNITED STATES              18,653,128    19,351,034      27.9
---------------------------------------------------------------------------------------------------------------------------
                                          SHARES
                                           HELD            COMMON STOCKS & WARRANTS
---------------------------------------------------------------------------------------------------------------------------
UNITED STATES    BROADCASTING/CABLE              4,700     American Telecasting,
                                                             Inc. (Warrants) **....       11,222            47       0.0
                 ------------------------------------------------------------------------------------------------------
                 GAMING                          6,089     +JCC Holding Company....       24,356        20,550       0.0
                 ------------------------------------------------------------------------------------------------------
                                                           TOTAL COMMON STOCKS &
                                                           WARRANTS IN THE UNITED
                                                           STATES                         35,578        20,597       0.0
---------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS IN
                                                           NORTH AMERICA              22,663,682    23,065,432      33.2
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

    PACIFIC                                FACE                                                       VALUE      PERCENT OF
     BASIN            INDUSTRY            AMOUNT           FIXED-INCOME INVESTMENTS     COST        (NOTE 1A)    NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
JAPAN            FOREIGN GOVERNMENT  Y     398,000,000     Japanese Government Bond
                 OBLIGATIONS                                 #155, 4.60% due
                                                             3/20/2003.............  $ 3,817,045   $ 3,997,050       5.8%
                 ------------------------------------------------------------------------------------------------------
                 SUPRANATIONAL              65,000,000     Asian Development Bank,
                                                             5.625% due 2/18/2002..      750,697       655,263       0.9
                                            20,000,000     International Bank for
                                                             Reconstruction &
                                                             Development, 4.50% due
                                                             6/20/2000.............      173,986       187,523       0.3
                                                                                     -----------   -----------     -----
                                                                                         924,683       842,786       1.2
                 ------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS IN THE
                                                           PACIFIC BASIN               4,741,728     4,839,836       7.0
---------------------------------------------------------------------------------------------------------------------------
WESTERN EUROPE
---------------------------------------------------------------------------------------------------------------------------
DENMARK          BANKING             US$     2,100,000     Den Danske Bank, 7.40%
                                                             due 6/15/2010*........    2,172,030     2,163,504       3.1
                 ------------------------------------------------------------------------------------------------------
                 FINANCIAL SERVICES  Dkr    10,657,000     Nykredit A/S, 6% due
                                                             10/01/2026............    1,485,870     1,673,092       2.4
                 ------------------------------------------------------------------------------------------------------
                 FOREIGN GOVERNMENT          3,000,000     Kingdom of Denmark, 7%
                 OBLIGATIONS                                 due 12/15/2004........      478,193       542,047       0.8
                 ------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME
                                                           INVESTMENTS IN DENMARK      4,136,093     4,378,643       6.3
---------------------------------------------------------------------------------------------------------------------------
FINLAND          FOREIGN             Fim     7,000,000     Finnish Government Bond,
                 GOVERNMENT                                  7.25% due 4/18/2006...    1,459,146     1,664,947       2.4
                 OBLIGATIONS
                                     Y     246,000,000     Republic of Finland, 6%
                                                             due 1/29/2002.........    2,388,085     2,503,636       3.6
                 ------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME
                                                           INVESTMENTS IN FINLAND      3,847,231     4,168,583       6.0
---------------------------------------------------------------------------------------------------------------------------
FRANCE           FOREIGN             Frf     3,550,000     Government of France
                 GOVERNMENT                                  OAT:
                 OBLIGATIONS                                 8.50% due 10/25/2008..      803,550       870,556       1.3
                                     ECU       590,000     8.25% due 4/25/2022.....  Frf1,005,447    1,035,726       1.5
                                                                                     -----------   -----------     -----
                                                                                       1,808,997     1,906,282       2.8
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNI-        Frf     8,500,000     France Telecom, 5.75%
                 CATIONS                                     due 4/25/2007.........    1,519,598     1,683,361       2.4
                 ------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME
                                                           INVESTMENTS IN FRANCE       3,328,595     3,589,643       5.2
---------------------------------------------------------------------------------------------------------------------------
GERMANY          ASSET-BACKED        DM      3,150,000     European Credit Card,
                 SECURITIES                                  Series A, 5.25% due
                                                             6/18/2008.............    1,939,825     1,980,567       2.9
                 ------------------------------------------------------------------------------------------------------
                 FOREIGN                       450,000     Bundesrepublic
                 GOVERNMENT                                  Deutschland:
                 OBLIGATIONS                                 6.75% due 4/22/2003...      311,821       306,303       0.4
                                               625,000     7.50% due 11/11/2004....      452,947       451,230       0.7
                                               500,000     6.25% due 4/26/2006.....      337,334       346,699       0.5
                                               400,000     German Unity Fund, 8%
                                                             due 1/21/2002.........      298,229       272,317       0.4
                                             3,750,000     Land Baden-
                                                             Wuerttemberg, 5.75%
                                                             due 1/19/2028.........    2,035,079     2,462,710       3.5
                                                                                     -----------   -----------     -----
                                                                                       3,435,410     3,839,259       5.5
                 ------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME
                                                           INVESTMENTS IN GERMANY      5,375,235     5,819,826       8.4
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

    WESTERN
     EUROPE                                FACE                                                       VALUE      PERCENT OF
  (CONCLUDED)         INDUSTRY            AMOUNT           FIXED-INCOME INVESTMENTS     COST        (NOTE 1A)    NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
GREECE           FOREIGN             Grd   366,000,000     Hellenic Republic, 8.60%
                 GOVERNMENT                                  due 3/26/2008.........  $ 1,419,454   $ 1,455,370       2.1%
                 OBLIGATIONS
                 ------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME
                                                           INVESTMENTS IN GREECE       1,419,454     1,455,370       2.1
---------------------------------------------------------------------------------------------------------------------------
ITALY            FOREIGN             Lit 6,045,000,000     Buoni Poliennali Del
                 GOVERNMENT                                  Tesoro (Italian
                 OBLIGATIONS                                 Government Bond), 10%
                                                             due 8/01/2003.........    4,252,375     4,638,888       6.7
                 ------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME
                                                           INVESTMENTS IN ITALY        4,252,375     4,638,888       6.7
---------------------------------------------------------------------------------------------------------------------------
SWEDEN           FOREIGN             Skr     8,500,000     Swedish Government Bond,
                 GOVERNMENT                                  10.25% due
                 OBLIGATIONS                                 5/05/2000.............    1,411,881     1,140,862       1.6
                 ------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME
                                                           INVESTMENTS IN SWEDEN       1,411,881     1,140,862       1.6
---------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM   FINANCIAL SERVICES  L       1,500,000     Scottish Life Finance,
                                                             9% due 11/29/2049.....    2,528,895     2,756,588       4.0
                 ------------------------------------------------------------------------------------------------------
                 FOREIGN                       800,000     United Kingdom Gilt:
                 GOVERNMENT                                  7% due 11/06/2001.....    1,299,561     1,411,240       2.1
                 OBLIGATIONS
                                               300,000     8% due 6/10/2003........      490,794       569,578       0.8
                                               530,000     8.50% due 12/07/2005....      945,081     1,093,650       1.6
                                               150,000     9% due 7/12/2011........      252,237       357,359       0.5
                                                                                     -----------   -----------     -----
                                                                                       2,987,673     3,431,827       5.0
                 ------------------------------------------------------------------------------------------------------
                 INDUSTRIAL                  1,000,000     BAA PLC, 7.875% due
                                                             2/10/2007.............    1,758,300     1,902,586       2.7
                                               320,000     BOC Group PLC, 7.25% due
                                                             6/07/2002.............      531,453       554,810       0.8
                                                                                     -----------   -----------     -----
                                                                                       2,289,753     2,457,396       3.5
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS            400,000     Vodafone Group PLC,
                                                             7.875% due
                                                             11/06/2001............      669,126       693,062       1.0
                 ------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME
                                                           INVESTMENTS IN THE
                                                           UNITED KINGDOM              8,475,447     9,338,873      13.5
---------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS IN
                                                           WESTERN EUROPE             32,246,311    34,530,688      49.8
---------------------------------------------------------------------------------------------------------------------------
                                                            SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY OBLIGATIONS***  US$     1,969,000     Federal Home Loan
                                                             Mortgage Corporation,
                                                             4.70% due 1/04/1999...    1,968,229     1,968,229       2.8
---------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS IN
                                                           SHORT-TERM SECURITIES       1,968,229     1,968,229       2.8
---------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS.......  $64,649,011    67,669,518      97.5
                                                                                     ===========
                                                           UNREALIZED DEPRECIATION
                                                             ON FORWARD FOREIGN
                                                             EXCHANGE CONTRACTS--
                                                             NET ****..............                   (484,777)     (0.7)
                                                           OTHER ASSETS LESS
                                                             LIABILITIES...........                  2,231,539       3.2
                                                                                                   -----------     -----
                                                           NET ASSETS..............                $69,416,280     100.0%
                                                                                                   ===========     =====
---------------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.
++ Represents a pay-in-kind security which may pay interest/dividends in additional face amount/shares.
+++ Represents an obligation by Jazz Casino Co. LLC to pay a semi-annual amount to the Fund through 11/15/2009. The payments are based upon varying interest rates and the amounts, which may be paid-in-kind, are contingent upon the earnings before income taxes, depreciation and amortization of Jazz Casino LLC on a fiscal year basis.
* The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONCLUDED)
--------------------------------------------------------------------------------

** Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
*** Certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
**** Forward foreign exchange contracts as of December 31, 1998 were as follows:
--------------------------------------------------------------------------------

                                                                                                          UNREALIZED
                                                                                                         APPRECIATION
                                                                                                        (DEPRECIATION)
                FOREIGN CURRENCY PURCHASED                   EXPIRATION DATE                              (Note 1b)
----------------------------------------------------------------------------------------------------------------------
DM   15,022,808                                               January 1999                                $  30,878
L    681,564                                                  January 1999                                    2,562
----------------------------------------------------------------------------------------------------------------------
TOTAL (US$ COMMITMENT--$10,127,671)                                                                          33,440
                                                                                                          ---------
----------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY SOLD
----------------------------------------------------------------------------------------------------------------------
DM   14,709,874                                               January 1999                                 (181,772)
L    2,006,391                                                January 1999                                  (11,296)
Y    1,046,924,450                                            January 1999                                 (325,149)
----------------------------------------------------------------------------------------------------------------------
TOTAL (US$ COMMITMENT--$20,978,483)                                                                        (518,217)
                                                                                                          ---------
----------------------------------------------------------------------------------------------------------------------
TOTAL UNREALIZED DEPRECIATION ON FORWARD FOREIGN EXCHANGE CONTRACTS--NET                                  $(484,777)
                                                                                                          =========
----------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$64,649,011) (Note
  1a).......................................................                   $67,669,518
Foreign cash (Note 1c)......................................                       658,562
Cash........................................................                           518
Receivables:
  Interest..................................................  $1,622,468
  Dividends.................................................      24,831
  Securities sold...........................................       9,082         1,656,381
                                                              ----------
Prepaid expenses and other assets...........................                         5,292
                                                                               -----------
Total assets................................................                    69,990,271
                                                                               -----------
------------------------------------------------------------------------------------------
LIABILITIES:
Unrealized depreciation on forward foreign exchange
  contracts (Note 1b).......................................                       484,777
Payables:
  Investment adviser (Note 2)...............................      35,646
  Capital shares redeemed...................................      25,109            60,755
                                                              ----------
Accrued expenses and other liabilities......................                        28,459
                                                                               -----------
Total liabilities...........................................                       573,991
                                                                               -----------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                   $69,416,280
                                                                               ===========
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 200,000,000
  shares authorized+........................................                   $   701,009
Paid-in capital in excess of par............................                    68,118,155
Undistributed investment income--net........................                        81,521
Accumulated realized capital losses on investments and
  foreign currency transactions--net (Note 6)...............                    (2,069,643)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................                     2,585,238
                                                                               -----------
NET ASSETS..................................................                   $69,416,280
                                                                               ===========
------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $69,416,280 and 7,010,090
  shares outstanding........................................                   $      9.90
                                                                               ===========
------------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 200,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1d & 1e):
Interest and discount earned (net of $5,454 foreign
  withholding tax)..........................................                   $4,597,159
Other income................................................                       37,614
                                                                               ----------
Total income................................................                    4,634,773
                                                                               ----------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $  430,336
Printing and shareholder reports............................      31,717
Custodian fees..............................................      27,163
Professional fees...........................................      18,032
Accounting services (Note 2)................................      14,573
Transfer agent fees (Note 2)................................       5,118
Directors' fees and expenses................................       1,694
Amortization of organization expenses (Note 1f).............         789
Pricing services............................................         502
Other.......................................................       5,055
                                                              ----------
Total expenses..............................................                      534,979
                                                                               ----------
Investment income--net......................................                    4,099,794
                                                                               ----------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET (NOTES 1b, 1c, 1e & 3):
Realized gain from:
  Investments--net..........................................   1,253,811
  Foreign currency transactions--net........................     188,301        1,442,112
                                                              ----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   3,693,929
  Foreign currency transactions--net........................    (729,763)       2,964,166
                                                              ----------       ----------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................                    4,406,278
                                                                               ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                   $8,506,072
                                                                               ==========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      FOR THE YEAR ENDED
                                                                         DECEMBER 31,
                                                                -------------------------------
             INCREASE (DECREASE) IN NET ASSETS:                     1998               1997
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $  4,099,794       $  4,925,061
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................       1,442,112         (4,766,749)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........       2,964,166            657,214
                                                                ------------       ------------
Net increase in net assets resulting from operations........       8,506,072            815,526
                                                                ------------       ------------
-----------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS (NOTE 1G):
Investment income--net:
  Class A...................................................      (3,660,200)        (2,532,863)
In excess of investment income--net:
  Class A...................................................        (540,914)          (276,658)
Return of capital:
  Class A...................................................              --         (2,511,049)
                                                                ------------       ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................      (4,201,114)        (5,320,570)
                                                                ------------       ------------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net decrease in net assets derived from capital share
  transactions..............................................     (10,995,882)       (13,177,662)
                                                                ------------       ------------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................      (6,690,924)       (17,682,706)
Beginning of year...........................................      76,107,204         93,789,910
                                                                ------------       ------------
End of year*................................................    $ 69,416,280       $ 76,107,204
                                                                ============       ============
-----------------------------------------------------------------------------------------------
*Undistributed (accumulated distributions in excess of)
 investment income--net (Note 1h)...........................    $     81,521       $   (439,594)
                                                                ============       ============
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

 THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED                           CLASS A
  FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.       ----------------------------------------------------
                                                                         FOR THE YEAR ENDED DECEMBER 31,
                                                               ----------------------------------------------------
          INCREASE (DECREASE) IN NET ASSET VALUE:               1998+      1997+      1996+      1995+       1994
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.........................    $  9.32    $  9.76    $  9.79    $  9.17    $  10.38
                                                               -------    -------    -------    -------    --------
Investment income--net.....................................        .55        .56        .78        .85         .76
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net.......................        .58       (.40)      (.03)       .61       (1.19)
                                                               -------    -------    -------    -------    --------
Total from investment operations...........................       1.13        .16        .75       1.46        (.43)
                                                               -------    -------    -------    -------    --------
Less dividends and distributions:
  Investment income--net...................................       (.47)      (.29)      (.78)      (.84)       (.76)
  In excess of investment income--net......................       (.08)      (.03)        --         --          --
  Return of capital........................................         --       (.28)        --         --          --
  In excess of realized gain on investments--net...........         --         --         --         --        (.02)
                                                               -------    -------    -------    -------    --------
Total dividends and distributions..........................       (.55)      (.60)      (.78)      (.84)       (.78)
                                                               -------    -------    -------    -------    --------
Net asset value, end of year...............................    $  9.90    $  9.32    $  9.76    $  9.79    $   9.17
                                                               =======    =======    =======    =======    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.........................     12.62%      1.95%      8.02%     16.69%      (4.21%)
                                                               =======    =======    =======    =======    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...................................................       .75%       .73%       .69%       .68%        .75%
                                                               =======    =======    =======    =======    ========
Investment income--net.....................................      5.72%      6.11%      7.95%      8.99%       8.01%
                                                               =======    =======    =======    =======    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).....................    $69,416    $76,107    $93,790    $81,845    $ 75,150
                                                               =======    =======    =======    =======    ========
Portfolio turnover.........................................    127.93%    568.76%    267.13%    132.57%     117.58%
                                                               =======    =======    =======    =======    ========
-------------------------------------------------------------------------------------------------------------------

*Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Global Bond Focus Fund (the "Fund") is classified as "non-diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments-- Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses.

--------------------------------------------------------------------------------

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Deferred organization expenses--Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years.

  (g) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions from capital gains are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions. A portion of the net investment income dividends paid by the Fund during the year ended December 31, 1997 is characterized as a return of capital.

  (h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $188,301 have been reclassified between accumulated net realized capital losses and undistributed net investment income and $434,134 has been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 0.60% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.

--------------------------------------------------------------------------------

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1998 were $83,906,811 and $96,658,933, respectively.

  Net realized gains (losses) for the year ended December 31, 1998 and net unrealized gains (losses) as of December 31, 1998 were as follows:

----------------------------------------------------------------------
                                          Realized        Unrealized
                                       Gains (Losses)   Gains (Losses)
----------------------------------------------------------------------
Long-term investments................    $1,168,724       $3,020,507
Short-term investments...............           146               --
Financial futures contracts..........        84,941               --
Foreign currency options purchased...       (84,381)
Foreign currency options written.....        18,085               --
Foreign currency transactions........       (61,139)          49,508
Forward foreign exchange contracts...       315,736         (484,777)
                                         ----------       ----------
Total................................    $1,442,112       $2,585,238
                                         ==========       ==========
----------------------------------------------------------------------

  Transactions in options written for the year ended December 31, 1998 were as follows:

--------------------------------------------------------------------
                                Nominal Value Covered by   Premiums
Call Options Written                Written Options        Received
--------------------------------------------------------------------
Outstanding call options
 written, beginning of year...                  --                --
Options written...............         268,569,999         $ 286,872
Options exercised.............          (3,835,000)           (2,685)
Options closed................         (24,970,000)          (29,564)
Options expired...............        (239,764,999)         (254,623)
                                      ------------         ---------
Outstanding call options
 written, end of year.........                  --         $      --
                                      ============         =========
--------------------------------------------------------------------

--------------------------------------------------------------------
                                Nominal Value Covered by   Premiums
Put Options Written                 Written Options        Received
--------------------------------------------------------------------
Outstanding put options
 written, beginning of year...                   --               --
Options written...............        1,723,235,000        $ 156,887
Options exercised.............          (47,835,000)         (38,650)
Options expired...............       (1,675,400,000)        (118,237)
                                     --------------        ---------
Outstanding put options
 written, end of year.........                   --        $      --
                                     ==============        =========
--------------------------------------------------------------------

  At December 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $2,963,313, of which $3,746,976 related to appreciated securities and $783,663 related to depreciated securities. At December 31, 1998, the aggregate cost of investments for Federal income tax purposes was $64,706,205.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions were $10,995,882 and $13,177,662 for the years ended December 31, 1998 and December 31, 1997, respectively.

  Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1998                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     626,457    $  6,051,402
Shares issued to shareholders in
 reinvestment of dividends...........     443,154       4,201,100
                                       ----------    ------------
Total issued.........................   1,069,611      10,252,502
Shares redeemed......................  (2,228,768)    (21,248,384)
                                       ----------    ------------
Net decrease.........................  (1,159,157)   $(10,995,882)
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1997                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     493,520    $  4,682,144
Shares issued to shareholders in
 reinvestment of dividends...........     578,466       5,320,557
                                       ----------    ------------
Total issued.........................   1,071,986      10,002,701
Shares redeemed......................  (2,511,890)    (23,180,363)
                                       ----------    ------------
Net decrease.........................  (1,439,904)   $(13,177,662)
                                       ==========    ============
-----------------------------------------------------------------

5. COMMITMENTS:

At December 31, 1998, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase various foreign currencies with an approximate value of $200.

6. CAPITAL LOSS CARRYFORWARD:

At December 31, 1998, the Fund had a net capital loss carryforward of approximately $1,604,000, all of which expires in 2005. This amount will be available to offset like amounts of any future taxable gains.

7. SUBSEQUENT EVENT:

On January 4, 1999, the Company's Board of Directors declared an ordinary income dividend in the amount of $.043229 per Class A Share payable on January 11, 1999 to shareholders of record as of December 31, 1998.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
GLOBAL BOND FOCUS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Bond Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Global Bond Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 10, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
DECEMBER 31, 1998--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

THE ENVIRONMENT

  During 1998, stock and bond market volatility reflected shifting investor perceptions regarding global economic prospects. Investor optimism early in the year gave way to expectations of deteriorating corporate profits and signs of a weakening economy by late summer. Further concerns arose from the precarious state of the Russian and other emerging markets economies. As a result, world stock markets declined in the July-September period. At the same time, the uncertain economic picture and the resulting flight to quality by investors pushed the 30-year US Treasury bond to record low yields. Yields also declined in sovereign bond markets of other major industrialized countries. In contrast, corporate bonds, mortgage-backed securities and emerging markets debt underperformed US Treasury securities by a wide margin.

  The US Federal Reserve Board and other central banks responded to the uncertain economic outlook through a series of monetary policy easings that served to restore investor confidence as 1998 drew toward a close. Stock markets around the world rallied, with total returns for the unmanaged Standard & Poor's 500 Index rising 21.3% and the unmanaged Morgan Stanley Capital International World Index (Ex-US) increasing 20.5% during the fourth quarter of 1998. However, as 1999 began, uncertainty regarding global economic prospects again began to cloud the investment outlook. At the same time, with stronger-than-expected economic results, prospects dimmed for further Federal Reserve Board monetary policy easings in the near future. The notable exception to the more subdued investment outlook in the United States was the unprecedented popularity of Internet-related stocks.

  The weakening of the US dollar relative to the Japanese yen was one of the year's more surprising developments. Since a stronger yen would have a negative impact on the important export sector of Japan's fragile economy, the Japanese central bank intervened in the currency markets in January. For the overall global economy, the deepening recession in Japan is of great concern. At the same time, the difficulties in emerging economies such as Russia and Brazil remain. Further progress in easing strains within the global financial system would likely provide an important element of stability to the volatile investment environment.

PORTFOLIO MATTERS

  Global Growth Focus Fund commenced operations on June 5, 1998. By June 30, 1998, the Fund had $5.7 million in net assets, more than 92% of which was invested in a diversified portfolio of equity securities of companies in 13 foreign countries and the United States. We continued to focus on relatively large-capitalization, high-quality companies where we anticipated above-average rates of growth in earnings in upcoming years.

  During the remainder of 1998, our strategy and focus for the Fund did not change. In addition to the US equity market, we focused on equity markets in developed countries with significant weightings in the United Kingdom and the Continental European markets of Germany, the Netherlands, Switzerland, France and Italy.

FISCAL YEAR IN REVIEW

  The Fund's Class A Shares had total returns of +8.20% and +21.98% for the period since inception (June 5, 1998) to December 31, 1998 and for the quarter ended December 31, 1998, respectively. Equity investments in five of the top six industry categories were the primary contributors to the Fund's positive performance. Our investments in the banking and financial, telecommunications, insurance, pharmaceuticals, retailing and specialty retailing industries also contributed substantially to overall performance. We placed the largest industry weightings in sectors that usually experience reasonably good comparative investment returns during periods of economic slowdown. In retrospect, this strategy proved to be beneficial as the manufacturing sectors in the United States, Canada and Western Europe gradually approached recessionary conditions during the second half of 1998. It appeared that declines in profits in the steel, chemicals, paper and industrial equipment businesses in the United States and Europe can be attributed to the continued recessions in Asian countries and the substantial increases in exports from Asian producers at very competitive prices. At this time, we do not anticipate any recovery in these manufacturing sectors until the second half of 1999.

  Beginning in September 1998, the broad-based and significant easing of monetary policy by many central banks around the world facilitated a recovery in global stock markets. We remained positive about the outlook for stock investments during the fourth quarter of 1998, and held this view as we entered 1999.

--------------------------------------------------------------------------------

IN CONCLUSION

  We appreciate your investment in Global Growth Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Lawrence R. Fuller
Lawrence R. Fuller
Senior Vice President and Portfolio Manager

February 5, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

Global Growth Focus Fund

Total Return Based on a $10,000 Investment-Class A Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Morgan Stanley Capital International World Index. Beginning and ending values are:

                                                  6/30/98**            12/98
                                                  ---------            -----
Global Growth Focus Fund+ -- Class A Shares*       $10,000            $10,650

Morgan Stanley Capital International World
  Index++                                          $10,000            $10,660

  * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
 ** The Fund commenced operations on 6/05/98. For purposes of fair comparison of the Fund's performance relative to the Index, the graph begins on 6/30/98.
  + The Fund invests in a diversified portfolio of equity securities of issuers located in various foreign countries and the United States, placing particular emphasis on companies that have exhibited above-average growth rates in earnings.
 ++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium-, and small-capitalization companies in 22 countries, including the United States.

     Past performance is not predictive of future results.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
AGGREGATE TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Inception (6/05/98) to 12/31/98                                           +8.20%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                SINCE INCEPTION
                                                                 TOTAL RETURN
-------------------------------------------------------------------------------
Class A Shares                                                       +8.20%

--------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset value for the period shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund commenced operations on 6/05/98. Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------

     NORTH                           SHARES                                                          VALUE      PERCENT OF
    AMERICA           INDUSTRY        HELD                 INVESTMENTS                 COST        (NOTE 1A)    NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
CANADA           BANKING &             1,402    Bank of Montreal..................  $    78,175   $    56,343       0.3%
                 FINANCIAL             3,445    Canadian Imperial Bank of
                                                  Commerce........................      104,108        85,267       0.4
                                       1,844    National Bank of Canada...........       35,270        29,786       0.2
                                       1,106    Royal Bank of Canada..............       66,432        55,145       0.3
                                                                                    -----------   -----------     -----
                                                                                        283,985       226,541       1.2
                 ------------------------------------------------------------------------------------------------------
                 COMMUNICATIONS          200    +Newbridge Networks Corporation...        4,564         6,070       0.0
                 EQUIPMENT               150    Northern Telecom Ltd. ............        8,361         7,484       0.0
                                                                                    -----------   -----------     -----
                                                                                         12,925        13,554       0.0
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS    1,500    +MetroNet Communications Corp.
                                                  (Class B).......................       43,535        49,500       0.2
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN CANADA             340,445       289,595       1.4
--------------------------------------------------------------------------------------------------------------------------
UNITED STATES    ADVERTISING             314    The Interpublic Group of
                                                  Companies, Inc. ................       18,891        25,042       0.1
                 ------------------------------------------------------------------------------------------------------
                 BANKING &             2,725    Bank One Corporation..............      137,301       139,145       0.7
                 FINANCIAL             4,000    BankAmerica Corporation...........      260,125       240,500       1.2
                                       1,160    Citigroup Inc.....................       76,478        57,420       0.3
                                       3,000    Mellon Bank Corporation...........      180,391       206,250       1.1
                                       1,164    State Street Corporation..........       72,929        80,971       0.4
                                                                                    -----------   -----------     -----
                                                                                        727,224       724,286       3.7
                 ------------------------------------------------------------------------------------------------------
                 BEVERAGES             2,700    The Coca-Cola Company.............      221,228       180,562       0.9
                 ------------------------------------------------------------------------------------------------------
                 BROADCASTING          1,000    CBS Corporation...................       25,235        32,750       0.2
                                         643    +Chancellor Media Corporation.....       26,655        30,743       0.2
                                       2,500    +Clear Channel Communications,
                                                  Inc. ...........................      115,593       136,250       0.7
                                       2,500    +Infinity Broadcasting Corp.
                                                  (Class A).......................       54,805        68,438       0.3
                                                                                    -----------   -----------     -----
                                                                                        222,288       268,181       1.4
                 ------------------------------------------------------------------------------------------------------
                 CHEMICALS             2,500    du Pont (E.I.) de Nemours &
                                                  Company.........................      157,489       132,656       0.7
                 ------------------------------------------------------------------------------------------------------
                 COMMUNICATIONS          600    +Ascend Communications, Inc. .....       28,394        39,450       0.2
                 EQUIPMENT             5,300    +Cisco Systems, Inc. .............      312,315       491,906       2.5
                                         300    +FORE Systems, Inc. ..............        7,539         5,475       0.0
                                         100    Lucent Technologies Inc. .........        9,256        11,000       0.1
                                                                                    -----------   -----------     -----
                                                                                        357,504       547,831       2.8
                 ------------------------------------------------------------------------------------------------------
                 COMPUTERS             8,000    COMPAQ Computer Corporation.......      269,140       335,500       1.7
                                       1,500    +Dell Computer Corporation........       86,211       109,781       0.6
                                       1,000    International Business Machines
                                                  Corporation.....................      187,314       184,750       0.9
                                         500    +Network Appliance, Inc. .........       13,781        22,375       0.1
                                                                                    -----------   -----------     -----
                                                                                        556,446       652,406       3.3
                 ------------------------------------------------------------------------------------------------------
                 COSMETICS             2,000    The Gillette Company..............       90,606        96,625       0.5
                 ------------------------------------------------------------------------------------------------------
                 ELECTRICAL              130    Emerson Electric Co. .............        7,969         8,133       0.1
                 EQUIPMENT             4,084    General Electric Company..........      346,526       416,823       2.1
                                                                                    -----------   -----------     -----
                                                                                        354,495       424,956       2.2
                 ------------------------------------------------------------------------------------------------------
                 ELECTRONICS           2,200    Intel Corporation.................      194,303       260,700       1.3
                                         700    Texas Instruments Incorporated....       40,873        59,894       0.3
                                                                                    -----------   -----------     -----
                                                                                        235,176       320,594       1.6
                 ------------------------------------------------------------------------------------------------------
                 ENERGY                2,500    El Paso Energy Corporation........       89,086        87,031       0.4
                 ------------------------------------------------------------------------------------------------------
                 ENTERTAINMENT           130    +Viacom, Inc. (Class A)...........        7,579         9,563       0.1
                                       5,400    The Walt Disney Company...........      175,504       162,000       0.8
                                                                                    -----------   -----------     -----
                                                                                        183,083       171,563       0.9
                 ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED)
--------------------------------------------------------------------------------

     NORTH
    AMERICA                          SHARES                                                          VALUE      PERCENT OF
  (CONTINUED)         INDUSTRY        HELD                 INVESTMENTS                 COST        (NOTE 1A)    NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
UNITED STATES    FINANCIAL SERVICES      200    American Express Company..........  $    21,880   $    20,450       0.1%
(CONTINUED)                              700    Federal Home Loan Mortgage
                                                  Corporation.....................       41,044        45,106       0.2
                                       1,200    Federal National Mortgage
                                                  Association.....................       77,065        88,800       0.5
                                         369    Franklin Resources, Inc. .........       18,527        11,808       0.1
                                         369    Morgan Stanley Dean Witter &
                                                  Co. ............................       31,250        26,199       0.1
                                                                                    -----------   -----------     -----
                                                                                        189,766       192,363       1.0
                 ------------------------------------------------------------------------------------------------------
                 FOOD MERCHANDISING      184    Albertson's, Inc. ................        9,410        11,718       0.0
                                         250    +Fred Meyer, Inc. ................       11,269        15,063       0.1
                                                                                    -----------   -----------     -----
                                                                                         20,679        26,781       0.1
                 ------------------------------------------------------------------------------------------------------
                 FOODS                 1,000    ConAgra, Inc. ....................       25,935        31,500       0.2
                                         130    Wrigley (Wm.) Jr. Company.........       12,772        11,643       0.0
                                                                                    -----------   -----------     -----
                                                                                         38,707        43,143       0.2
                 ------------------------------------------------------------------------------------------------------
                 HOME FURNISHINGS        646    Ethan Allen Interiors, Inc........       31,168        26,486       0.1
                 ------------------------------------------------------------------------------------------------------
                 HOTELS                  462    Marriott International, Inc.
                                                  (Class A).......................       15,119        13,398       0.1
                 ------------------------------------------------------------------------------------------------------
                 HOUSEHOLD PRODUCTS      130    Colgate-Palmolive Company.........       11,783        12,074       0.1
                                          74    Kimberly-Clark Corporation........        3,569         4,033       0.0
                                         221    The Procter & Gamble Company......       19,593        20,180       0.1
                                                                                    -----------   -----------     -----
                                                                                         34,945        36,287       0.2
                 ------------------------------------------------------------------------------------------------------
                 INFORMATION           1,300    +America Online, Inc. ............      109,332       188,175       1.0
                 PROCESSING              572    First Data Corporation............       18,834        18,125       0.1
                                                                                    -----------   -----------     -----
                                                                                        128,166       206,300       1.1
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE             1,000    Aetna Inc. .......................       68,310        78,625       0.4
                                       1,600    American International Group,
                                                  Inc. ...........................      142,920       154,600       0.8
                                                                                    -----------   -----------     -----
                                                                                        211,230       233,225       1.2
                 ------------------------------------------------------------------------------------------------------
                 MEDICAL TECHNOLOGY      100    +Boston Scientific Corporation....        3,791         2,681       0.0
                                         100    Guidant Corporation...............        8,252        11,025       0.1
                                          93    Johnson & Johnson.................        6,908         7,800       0.0
                                                                                    -----------   -----------     -----
                                                                                         18,951        21,506       0.1
                 ------------------------------------------------------------------------------------------------------
                 OIL SERVICES            300    Baker Hughes Incorporated.........        9,461         5,306       0.0
                                         200    Diamond Offshore Drilling,
                                                  Inc. ...........................        7,541         4,737       0.0
                                         204    Schlumberger Limited..............       14,755         9,410       0.1
                                                                                    -----------   -----------     -----
                                                                                         31,757        19,453       0.1
                 ------------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS       1,683    Bristol-Myers Squibb Company......      187,335       225,206       1.2
                                       2,500    Merck & Co., Inc. ................      347,077       369,219       1.9
                                       2,875    Pfizer Inc. ......................      310,982       360,633       1.8
                                                                                    -----------   -----------     -----
                                                                                        845,394       955,058       4.9
                 ------------------------------------------------------------------------------------------------------
                 PHOTOGRAPHY             111    Eastman Kodak Company.............        8,133         7,992       0.0
                 ------------------------------------------------------------------------------------------------------
                 PUBLISHING            1,061    Gannett Co., Inc. ................       74,847        70,225       0.4
                 ------------------------------------------------------------------------------------------------------
                 RESTAURANTS             111    McDonald's Corporation............        7,600         8,505       0.0
                 ------------------------------------------------------------------------------------------------------
                 RETAIL STORES         1,000    +Federated Department Stores,
                                                  Inc. ...........................       52,019        43,562       0.2
                                       4,500    Wal-Mart Stores, Inc. ............      289,256       366,469       1.9
                                                                                    -----------   -----------     -----
                                                                                        341,275       410,031       2.1
                 ------------------------------------------------------------------------------------------------------
                 SEMICONDUCTORS          230    +Applied Materials, Inc. .........        6,879         9,818       0.0
                 ------------------------------------------------------------------------------------------------------
                 SOFTWARE--            3,000    +Microsoft Corporation............      320,337       415,688       2.1
                 COMPUTER              3,000    +PeopleSoft, Inc. ................      115,996        56,625       0.3
                                                                                    -----------   -----------     -----
                                                                                        436,333       472,313       2.4
                 ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED)
--------------------------------------------------------------------------------

     NORTH
    AMERICA                          SHARES                                                          VALUE      PERCENT OF
  (CONCLUDED)         INDUSTRY        HELD                 INVESTMENTS                 COST        (NOTE 1A)    NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
UNITED STATES    SPECIALTY               800    +Abercrombie & Fitch Co. (Class
(CONCLUDED)      RETAILING                        A)..............................  $    31,957   $    56,600       0.3%
                                       3,300    CVS Corporation...................      141,280       181,500       0.9
                                       1,500    The Gap, Inc. ....................       63,571        84,375       0.4
                                       1,000    Lowe's Companies, Inc. ...........       43,908        51,188       0.3
                                       6,400    +Staples, Inc. ...................      202,042       279,600       1.4
                                         500    +Tommy Hilfiger Corporation.......       27,007        30,000       0.2
                                       3,000    Walgreen Co. .....................      137,412       175,688       0.9
                                                                                    -----------   -----------     -----
                                                                                        647,177       858,951       4.4
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS    2,700    +AT&T Corp. ......................      197,205       203,175       1.0
                                       1,200    Ameritech Corporation.............       68,528        76,050       0.4
                                       4,500    GTE Corporation...................      268,077       303,469       1.5
                                       2,700    +MCI WorldCom, Inc. ..............      141,153       193,725       1.0
                                         500    +Nextel Communications, Inc.......       11,318        11,813       0.1
                                       3,000    Sprint Corporation (Fon Group)....      196,778       252,375       1.3
                                       3,400    +Sprint Corporation (PCS Group)          57,170        78,625       0.4
                                                                                    -----------   -----------     -----
                                                                                        940,229     1,119,232       5.7
                 ------------------------------------------------------------------------------------------------------
                 TOYS                    738    Mattel, Inc. .....................       29,150        16,836       0.1
                 ------------------------------------------------------------------------------------------------------
                 TRAVEL & LODGING      3,000    Carnival Corporation (Class A)....      128,422       144,000       0.7
                 ------------------------------------------------------------------------------------------------------
                 WASTE MANAGEMENT        500    Waste Management, Inc. ...........       23,492        23,313       0.1
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN THE UNITED
                                                STATES                                7,422,935     8,546,949      43.5
--------------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN NORTH AMERICA    7,763,380     8,836,544      44.9
--------------------------------------------------------------------------------------------------------------------------
PACIFIC
BASIN
--------------------------------------------------------------------------------------------------------------------------
AUSTRALIA        TELECOMMUNICATIONS   13,300    +Cable & Wireless Optus Limited...       24,748        27,978       0.2
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN AUSTRALIA           24,748        27,978       0.2
--------------------------------------------------------------------------------------------------------------------------
JAPAN            AUTOMOBILES           2,000    Honda Motor Co., Ltd. ............       72,922        65,809       0.3
                                       2,000    Toyota Motor Corporation..........       50,019        54,457       0.3
                                                                                    -----------   -----------     -----
                                                                                        122,941       120,266       0.6
                 ------------------------------------------------------------------------------------------------------
                 COMPUTERS             2,000    Fujitsu Limited...................       21,902        26,696       0.1
                 ------------------------------------------------------------------------------------------------------
                 LEISURE                 300    Sony Corporation..................       28,942        21,898       0.1
                 ------------------------------------------------------------------------------------------------------
                 PHOTOGRAPHY           1,000    Fuji Photo Film...................       38,187        37,251       0.2
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS       15    Nippon Telegraph & Telephone
                                                  Corporation (NTT)...............      132,076       116,008       0.6
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN JAPAN              344,048       322,119       1.6
--------------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN THE PACIFIC
                                                BASIN                                   368,796       350,097       1.8
--------------------------------------------------------------------------------------------------------------------------
WESTERN
EUROPE
--------------------------------------------------------------------------------------------------------------------------
DENMARK          TELECOMMUNICATIONS    1,400    TeleDanmark A/S (Class B).........      138,440       189,029       1.0
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN DENMARK            138,440       189,029       1.0
--------------------------------------------------------------------------------------------------------------------------
FINLAND          COMMUNICATIONS          300    Nokia Oyj (Class A)...............       22,906        36,496       0.2
                 EQUIPMENT
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN FINLAND             22,906        36,496       0.2
--------------------------------------------------------------------------------------------------------------------------
FRANCE           BROADCASTING &      75.....    Societe Television Francaise 1....       13,652        13,353       0.1
                 PUBLISHING
                 ------------------------------------------------------------------------------------------------------
                 COSMETICS                17    L'Oreal S.A. .....................        9,219        12,289       0.1
                 ------------------------------------------------------------------------------------------------------
                 ELECTRONICS             106    +STMicroelectronics...............        7,138         8,345       0.0
                 ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED)
--------------------------------------------------------------------------------

    WESTERN
     EUROPE                          SHARES                                                          VALUE      PERCENT OF
  (CONTINUED)         INDUSTRY        HELD                 INVESTMENTS                 COST        (NOTE 1A)    NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
FRANCE           FOODS                   150    Groupe Danone (ADR)(a)............  $    40,329   $    42,944       0.2%
(CONCLUDED)                               50    Promodes..........................       31,306        36,359       0.2
                                                                                    -----------   -----------     -----
                                                                                         71,635        79,303       0.4
                 ------------------------------------------------------------------------------------------------------
                 INFORMATION             500    Cap Gemini S.A. ..................       72,337        80,251       0.4
                 PROCESSING
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE             1,700    AXA-UAP S.A.......................      181,088       246,390       1.2
                 ------------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS         400    Rhone-Poulenc S.A. ...............       19,354        20,584       0.1
                 ------------------------------------------------------------------------------------------------------
                 RETAIL STORES           100    Carrefour S.A. ...................       63,102        75,492       0.4
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN FRANCE             437,525       536,007       2.7
--------------------------------------------------------------------------------------------------------------------------
GERMANY          APPAREL                 184    Adidas-Salomon AG.................       32,258        19,990       0.1
                 ------------------------------------------------------------------------------------------------------
                 AUTOMOBILES           1,508    +DaimlerChrysler AG...............      130,471       148,850       0.8
                 ------------------------------------------------------------------------------------------------------
                 BANKING &             5,750    Commerzbank AG....................      184,975       181,888       0.9
                 FINANCIAL             2,750    Deutsche Bank AG..................      209,037       161,847       0.8
                                       4,400    Dresdner Bank AG..................      217,287       184,874       1.0
                                                                                    -----------   -----------     -----
                                                                                        611,299       528,609       2.7
                 ------------------------------------------------------------------------------------------------------
                 CHEMICALS             1,031    BASF AG...........................       44,207        39,359       0.2
                                       1,066    Bayer AG..........................       46,272        44,502       0.2
                                       1,366    Hoechst AG........................       69,807        56,657       0.3
                                                                                    -----------   -----------     -----
                                                                                        160,286       140,518       0.7
                 ------------------------------------------------------------------------------------------------------
                 ELECTRONICS           1,229    Siemens AG........................       84,757        79,302       0.4
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE               555    Allianz AG........................      174,256       203,544       1.0
                 ------------------------------------------------------------------------------------------------------
                 MULTI-INDUSTRY          425    Mannesmann AG.....................       39,551        48,724       0.3
                                         646    VEBA AG...........................       44,772        38,659       0.2
                                                                                    -----------   -----------     -----
                                                                                         84,323        87,383       0.5
                 ------------------------------------------------------------------------------------------------------
                 RETAIL STORES         2,025    Metro AG..........................      129,798       161,660       0.8
                 ------------------------------------------------------------------------------------------------------
                 SOFTWARE--COMPUTER      830    SAP AG (Systeme, Anwendungen,
                                                  Produkte in der
                                                  Datenverarbeitung)
                                                  (Preferred).....................      495,868       396,168       2.0
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN GERMANY          1,903,316     1,766,024       9.0
--------------------------------------------------------------------------------------------------------------------------
IRELAND          BANKING &            12,700    Allied Irish Banks PLC............      179,870       226,421       1.2
                 FINANCIAL
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS      750    Esat Telecom Group PLC (ADR)(a)...       25,125        28,219       0.1
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN IRELAND            204,995       254,640       1.3
--------------------------------------------------------------------------------------------------------------------------
ITALY            BANKING &            40,000    +Banca di Roma....................       69,612        67,756       0.4
                 FINANCIAL             8,000    Unicredito Italiano S.p.A.........       39,048        47,405       0.2
                                                                                    -----------   -----------     -----
                                                                                        108,660       115,161       0.6
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE             4,300    Assicurazioni Generali............      151,964       179,492       0.9
                                      46,500    Istituto Nazionale delle
                                                  Assicurazioni (INA).............      114,733       122,790       0.6
                                                                                    -----------   -----------     -----
                                                                                        266,697       302,282       1.5
                 ------------------------------------------------------------------------------------------------------
                 REAL ESTATE          46,500    +Unione Immobiliare S.p.A. .......       20,848        24,249       0.1
                 INVESTMENT TRUST
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN ITALY              396,205       441,692       2.2
--------------------------------------------------------------------------------------------------------------------------
NETHERLANDS      HOUSEHOLD PRODUCTS    2,000    Unilever N.V. ....................      145,785       170,881       0.9
                                       1,900    Unilever N.V. (NY Registered
                                                  Shares).........................      138,133       157,581       0.8
                                                                                    -----------   -----------     -----
                                                                                        283,918       328,462       1.7
                 ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED)
--------------------------------------------------------------------------------

    WESTERN
     EUROPE                          SHARES                                                          VALUE      PERCENT OF
  (CONTINUED)         INDUSTRY        HELD                 INVESTMENTS                 COST        (NOTE 1A)    NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
NETHERLANDS      INSURANCE             3,975    AEGON N.V. .......................  $   367,044   $   487,961       2.5%
(CONCLUDED)                            2,767    ING Groep N.V. ...................      147,611       168,657       0.8
                                                                                    -----------   -----------     -----
                                                                                        514,655       656,618       3.3
                 ------------------------------------------------------------------------------------------------------
                 LEISURE                 258    Koninklijke (Royal) Philips
                                                Electronics N.V. .................       23,218        17,305       0.1
                 ------------------------------------------------------------------------------------------------------
                 RETAIL STORES         5,500    Koninklijke Ahold N.V. ...........      171,632       203,194       1.0
                 ------------------------------------------------------------------------------------------------------
                 SOFTWARE--COMPUTER      320    +Baan Company, N.V. ..............       13,128         3,254       0.0
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS    1,300    +Equant N.V. .....................       48,628        90,463       0.5
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN THE
                                                NETHERLANDS                           1,055,179     1,299,296       6.6
--------------------------------------------------------------------------------------------------------------------------
SPAIN            BANKING &             2,213    Banco Bilbao Vizcaya, S.A. .......       41,088        35,048       0.2
                 FINANCIAL
                                       1,015    Banco Santander, S.A. ............       27,079        20,147       0.1
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN SPAIN               68,167        55,195       0.3
--------------------------------------------------------------------------------------------------------------------------
SWEDEN           COMMUNICATIONS          100    Telefonaktiebolaget LM Ericsson
                 EQUIPMENT                        (Class B).......................        3,276         2,387       0.0
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN SWEDEN               3,276         2,387       0.0
--------------------------------------------------------------------------------------------------------------------------
SWITZERLAND      FOODS                   100    Nestle S.A. (Registered Shares)...      211,313       217,851       1.1
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE               230    Zurich Allied AG..................      134,807       170,426       0.9
                 ------------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS         150    Novartis AG (Registered Shares)...      255,352       295,082       1.5
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN SWITZERLAND        601,472       683,359       3.5
--------------------------------------------------------------------------------------------------------------------------
UNITED           BANKING &             6,400    Barclays PLC......................      161,664       137,944       0.7
                 FINANCIAL
KINGDOM                                  900    HSBC Holdings PLC.................       23,203        24,398       0.1
                                      15,000    Lloyds TSB Group PLC..............      206,752       213,293       1.1
                                      12,600    National Westminster Bank PLC
                                                  (Ordinary)......................      216,437       242,869       1.2
                                                                                    -----------   -----------     -----
                                                                                        608,056       618,504       3.1
                 ------------------------------------------------------------------------------------------------------
                 BROADCAST             4,788    British Sky Broadcasting Group PLC
                                                  ("BSkyB").......................       35,725        36,351       0.2
                 ------------------------------------------------------------------------------------------------------
                 CHEMICALS               300    Imperial Chemical Industries
                                                  PLC.............................        4,792         2,599       0.0
                 ------------------------------------------------------------------------------------------------------
                 ELECTRICAL            1,000    Siebe PLC.........................        4,831         3,942       0.0
                 EQUIPMENT
                 ------------------------------------------------------------------------------------------------------
                 HOUSEHOLD PRODUCTS    2,766    Unilever PLC......................       31,469        31,005       0.2
                 ------------------------------------------------------------------------------------------------------
                 INFORMATION           3,836    Reuters Group PLC.................       44,040        40,256       0.2
                 PROCESSING
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE             8,100    CGU PLC...........................      135,231       126,763       0.7
                                      20,000    Guardian Royal Exchange PLC.......      108,506       111,927       0.6
                                      15,400    Royal & Sun Alliance Insurance
                                                  Group PLC.......................      152,055       125,690       0.6
                                                                                    -----------   -----------     -----
                                                                                        395,792       364,380       1.9
                 ------------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS       7,000    Glaxo Wellcome PLC................      212,377       240,750       1.2
                                       2,121    SmithKline Beecham PLC............       25,378        29,630       0.2
                                       3,500    Zeneca Group PLC..................      141,500       152,332       0.8
                                                                                    -----------   -----------     -----
                                                                                        379,255       422,712       2.2
                 ------------------------------------------------------------------------------------------------------
                 PUBLISHING            2,766    Pearson PLC.......................       51,539        54,880       0.3
                 ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONCLUDED)
--------------------------------------------------------------------------------

    WESTERN
     EUROPE                          SHARES                                                          VALUE      PERCENT OF
  (CONCLUDED)         INDUSTRY        HELD                 INVESTMENTS                 COST        (NOTE 1A)    NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
UNITED           RETAIL STORES         2,766    The Boots Company PLC.............  $    47,519   $    47,082       0.2%
KINGDOM                                1,000    J Sainsbury PLC...................        8,758         8,012       0.0
(CONCLUDED)                            7,240    Somerfield PLC....................       48,382        48,404       0.3
                                      15,490    Tesco PLC.........................       48,039        44,116       0.2
                                                                                    -----------   -----------     -----
                                                                                        152,698       147,614       0.7
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS   21,055    +COLT Telecom Group PLC...........      224,447       313,924       1.6
                                       5,464    Cable & Wireless PLC..............       74,466        67,154       0.3
                                      23,000    Vodafone Group PLC................      319,203       373,333       1.9
                                                                                    -----------   -----------     -----
                                                                                        618,116       754,411       3.8
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN THE UNITED
                                                KINGDOM                               2,326,313     2,476,654      12.6
--------------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN WESTERN
                                                EUROPE                                7,157,794     7,740,779      39.4
--------------------------------------------------------------------------------------------------------------------------
            SHORT-TERM                FACE
            SECURITIES               AMOUNT                   ISSUE
--------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT                 $3,346,000        Federal Home Loan Mortgage
AGENCY OBLIGATIONS*                               Corporation, 4.50%
                                                  due 1/04/1999...................    3,344,327     3,344,327      17.0
--------------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN
                                                SHORT-TERM SECURITIES                 3,344,327     3,344,327      17.0
--------------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS.................  $18,634,297    20,271,747     103.1
                                                                                    ===========
                                                LIABILITIES IN EXCESS OF OTHER
                                                  ASSETS..........................                   (614,415)     (3.1)
                                                                                                  -----------     -----
                                                NET ASSETS........................                $19,657,332     100.0%
                                                                                                  ===========     =====
--------------------------------------------------------------------------------------------------------------------------

* US Government Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

+ Non-income producing security.

(a) American Depositary Receipts (ADR).

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$18,634,297) (Note
  1a).......................................................             $20,271,747
Cash........................................................                     788
Foreign cash (Note 1c)......................................                   4,530
Receivables:
  Capital shares sold.......................................  $ 50,649
  Dividends.................................................    10,954        61,603
                                                              --------
Deferred organization expenses (Note 1f)....................                   9,275
Prepaid expenses and other assets...........................                     960
                                                                         -----------
Total assets................................................              20,348,903
                                                                         -----------
------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   657,084
  Investment adviser (Note 2)...............................    11,360       668,444
                                                              --------
Accrued expenses and other liabilities......................                  23,127
                                                                         -----------
Total liabilities...........................................                 691,571
                                                                         -----------
------------------------------------------------------------------------------------
NET ASSETS..................................................             $19,657,332
                                                                         ===========
------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000
  shares authorized+........................................             $   181,676
Paid-in capital in excess of par............................              17,801,811
Undistributed investment income--net........................                  43,956
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................                  (7,600)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................               1,637,489
                                                                         -----------
NET ASSETS..................................................             $19,657,332
                                                                         ===========
------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $19,657,332 and 1,816,757
  shares outstanding........................................             $     10.82
                                                                         ===========
------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
STATEMENT OF OPERATIONS FOR THE PERIOD JUNE 5, 1998+ TO DECEMBER 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1d & 1e):
Interest and discount earned................................               $   64,266
Dividends (net of $3,249 foreign withholding tax)...........                   46,540
                                                                           ----------
Total income................................................                  110,806
                                                                           ----------
-------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $   49,823
Registration fees...........................................       4,817
Accounting services (Note 2)................................       3,429
Transfer agent fees (Note 2)................................       2,949
Custodian fees..............................................       2,860
Pricing services............................................       1,750
Amortization of organization expenses (Note 1f).............       1,225
Printing and shareholder reports............................         677
Professional fees...........................................          71
Directors' fees and expenses................................          64
Other.......................................................       1,035
                                                              ----------
Total expenses..............................................                   68,700
                                                                           ----------
Investment income--net......................................                   42,106
                                                                           ----------
-------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET (NOTES 1b, 1c, 1e & 3):
Realized gain (loss):
  Investments--net..........................................      (7,600)
  Foreign currency transactions--net........................       1,850       (5,750)
                                                              ----------
Unrealized appreciation on:
  Investments--net..........................................   1,637,450
  Foreign currency transactions--net........................          39    1,637,489
                                                              ----------   ----------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................                1,631,739
                                                                           ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $1,673,845
                                                                           ==========
-------------------------------------------------------------------------------------

   +Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 FOR THE PERIOD
                                                                JUNE 5, 1998+ TO
INCREASE (DECREASE) IN NET ASSETS:                              DECEMBER 31, 1998
---------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................       $    42,106
Realized loss on foreign currency transactions--net.........            (5,750)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................         1,637,489
                                                                   -----------
Net increase in net assets resulting from operations........         1,673,845
                                                                   -----------
---------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase in net assets derived from capital share
  transactions..............................................        14,983,487
                                                                   -----------
---------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................        16,657,332
Beginning of period.........................................         3,000,000
                                                                   -----------
End of period*..............................................       $19,657,332
                                                                   ===========
---------------------------------------------------------------------------------
* Undistributed investment income--net (Note 1h)............       $    43,956
                                                                   ===========
---------------------------------------------------------------------------------

+ Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    CLASS A++
                                                                -----------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM   FOR THE PERIOD
      INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.         JUNE 5, 1998+ TO
           INCREASE (DECREASE) IN NET ASSET VALUE:              DECEMBER 31, 1998
---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................        $ 10.00
                                                                     -------
Investment income--net.......................................            .03
Realized and unrealized gain on investments and foreign
  currency transactions--net.................................            .79
                                                                     -------
Total from investment operations.............................            .82
                                                                     -------
Net asset value, end of period...............................        $ 10.82
                                                                     =======
---------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...........................          8.20%++
                                                                     =======
---------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.....................................................          1.03%*
                                                                     =======
Investment income--net.......................................           .63%*
                                                                     =======
---------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).....................        $19,657
                                                                     =======
Portfolio turnover...........................................         15.25%
                                                                     =======
---------------------------------------------------------------------------------

   * Annualized.

  ** Total investment returns exclude insurance-related fees and expenses.

   +Commencement of operations.

  ++Based on average shares outstanding.

   ++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company ("MLLIC"), ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Prior to commencement of operations on June 5, 1998, the Fund had no operations other than those relating to organizational matters and the issuance of 300,000 Class A Shares of the Fund to MLLIC for $3,000,000. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Global Growth Focus Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in

--------------------------------------------------------------------------------

value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Deferred organization expenses--Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years.

  (g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $1,850 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 0.75% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the period June 5, 1998 to December 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned $2,491 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's Distributor.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

--------------------------------------------------------------------------------

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the period June 5, 1998 to December 31, 1998 were $16,875,923 and $1,577,711, respectively.

  Net realized gains (losses) for the period June 5, 1998 to December 31, 1998 and net unrealized gains as of December 31, 1998 were as follows:

--------------------------------------------------------------------
                                            Realized      Unrealized
                                         Gains (Losses)     Gains
--------------------------------------------------------------------
Long-term investments..................     $(7,511)      $1,637,450
Short-term investments.................         (89)              --
Foreign currency transactions..........       1,850               39
                                            -------       ----------
Total..................................     $(5,750)      $1,637,489
                                            =======       ==========
--------------------------------------------------------------------

  At December 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $1,626,882, of which $2,303,277 related to appreciated securities and $676,395 related to depreciated securities. At December 31, 1998, the aggregate cost of investments for Federal income tax purposes was $18,644,865.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions was $14,983,487 for the period June 5, 1998 to December 31, 1998.

  Transactions in capital shares were as follows:

-----------------------------------------------------------------
     Class A Shares for the Period                      Dollar
  June 5, 1998+ to December 31, 1998      Shares        Amount
-----------------------------------------------------------------
Shares sold............................  1,598,261    $15,794,079
Shares redeemed........................    (81,504)      (810,592)
                                         ---------    -----------
Net increase...........................  1,516,757    $14,983,487
                                         =========    ===========
-----------------------------------------------------------------

+ Prior to June 5, 1998 (commencement of operations), the Fund issued 300,000 shares to MLLIC for $3,000,000.

5. SUBSEQUENT EVENT:

On January 4, 1999, the Company's Board of Directors declared an ordinary income dividend in the amount of $.025830 per Class A Share payable on January 11, 1999 to shareholders of record as of December 31, 1998.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
GLOBAL GROWTH FOCUS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Growth Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1998, the related statements of operations, changes in net assets and the financial highlights for the period June 5, 1998 (commencement of operations) to December 31, 1998. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Global Growth Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the period June 5, 1998 (commencement of operations) to December 31, 1998 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 10, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
DECEMBER 31, 1998--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

THE ENVIRONMENT

  During 1998, stock and bond market volatility reflected shifting investor perceptions regarding global economic prospects. Investor optimism early in the year gave way to expectations of deteriorating corporate profits and signs of a weakening economy by late summer. Further concerns arose from the precarious state of the Russian and other emerging markets economies. As a result, world stock markets declined in the July - September period. At the same time, the uncertain economic picture and the resulting flight to quality by investors pushed the 30-year US Treasury bond to record low yields. Yields also declined on sovereign bonds of other major industrialized countries. In contrast, corporate bonds, mortgage-backed securities and emerging markets debt underperformed US Treasury securities by a wide margin.

  The US Federal Reserve Board and other central banks responded to the uncertain economic outlook through a series of monetary policy easings that served to restore investor confidence as 1998 drew toward a close. Stock markets around the world rallied, with total returns for the unmanaged Standard & Poor's 500 Index rising 21.3% and the unmanaged Morgan Stanley Capital International
(MSCI) World Index (Ex-US) increasing 20.5% in the fourth quarter of 1998. However, as 1999 began, uncertainty regarding global economic prospects again began to cloud the investment outlook. At the same time, with stronger-than-expected economic results, prospects dimmed for further Federal Reserve Board monetary policy easings in the near future. The notable exception to the more subdued investment outlook in the United States was the unprecedented popularity of Internet-related stocks.

  The weakening of the US dollar relative to the Japanese yen was one of the year's more surprising developments. Since a stronger yen would have a negative impact on the important export sector of Japan's fragile economy, the Japanese central bank intervened in the currency markets in January. For the overall global economy, the deepening recession in Japan is of great concern. At the same time, the difficulties in emerging economies such as Russia and Brazil remain. Further progress in easing strains within the global financial system would likely provide an important element of stability to the volatile investment environment.

FISCAL YEAR IN REVIEW

  As of December 31, 1998, the asset allocation for Global Strategy Focus Fund was: US stocks, 40% of net assets; foreign stocks, 28%; US bonds, 13%; foreign bonds, 18%; and cash reserves, 1%.

  During the fourth quarter of 1998, a strong rebound in the US and foreign equity markets offset the significant corrections that took place in the previous three months. Throughout the fiscal year ended December 31, 1998, US equities again provided the highest total returns relative to foreign equities and US and foreign fixed-income securities. Consequently, our decision to increase US equity representation during 1998 at the expense of foreign equities and cash reserves had a positive impact on overall performance. In the foreign equity sector, the overweighting of Europe relative to Japan and emerging markets had a favorable effect on performance as European equity markets outperformed Japan and the majority of emerging markets during the year. However, both the US and European stock markets were characterized by significant outperformance for a narrow group of large-capitalization equities. During the fourth quarter of 1998, we increased our representation in equities of this type, although the Fund was underweighted for much of 1998 in those equities that dominated the performance of the unmanaged benchmark S&P 500 Index and the unmanaged MSCI Europe, Australia, Far East Index (EAFE). Our US and foreign bond commitments positively contributed to overall performance, particularly in the third quarter of 1998 when there was significant US and foreign equity market weakness.

PORTFOLIO MATTERS

  Beginning in September 1998, a shift toward an increasingly accommodative monetary policy by the Federal Reserve Board led us to become more positive toward US equities. Consequently, we increased the Fund's allocation to US common stocks from 30% of net assets to 40% during the six months ended December 31, 1998. In increasing our US equity exposure, we emphasized the shares of companies that we believed potentially offered a high degree of earnings visibility through 1999 despite an expected slowdown in economic activity. New positions in the Fund included commitments in the technology sector, such as Intel Corporation, Microsoft Corporation, and Motorola, Inc., and, in healthcare, through Johnson & Johnson. As of December 31, 1998, consumer staples, tech-

--------------------------------------------------------------------------------

nology and financial services represented the largest sector weightings among our US equity commitments.

  During the six-month period ended December 31, 1998, we reduced our foreign equity weighting from 43% of net assets to 28%. Also, we continued to emphasize European equities as well as focus on companies with more predictable earnings streams where the risk of earnings disappointment seemed low despite slower economic growth. In recent months, we increased our representation in such industries as telecommunications, telecommunications equipment, food and healthcare. Our commitment to Japanese equities remained underweighted relative to the MSCI EAFE Index. We remained cautious toward emerging markets, which led us to eliminate our remaining commitment to Latin American equities during the second half of 1998.

  Within the US bond sector, the average duration was 6.0 years as of December 31, 1998 as compared to 5.2 years as of June 30, 1998. The easing of the crisis atmosphere in global financial markets during the fourth quarter of 1998 reduced the appeal of US fixed-income securities as a "safe-haven" investment. However, the overall trend in intermediate-term and longer-term US interest rates may continue downward in coming months, reflecting our belief that there is a lack of inflationary pressures in the US economy. Among the Fund's foreign bond commitments, we eliminated a position in Swedish bonds during the second half of 1998, limiting our foreign bond commitments to Germany and the United Kingdom. We continued to hedge our UK stock and bond positions back into US dollars as we believe there will be a weakness in the British pound in the coming months. However, we have eliminated our hedges on Continental European equities and bonds as well as Japanese equities because we believe an easier monetary policy by the Federal Reserve Board could lead to near-term weakness in the US dollar compared to these currencies.

IN CONCLUSION

  We appreciate your investment in Global Strategy Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Thomas R. Robinson
Thomas R. Robinson
Senior Vice President and Portfolio Manager

February 5, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------
[GLOBAL STRATEGY FOCUS FUND GRAPH]

                                  VARIABLE
                                SERIES GLOBAL        MORGAN
                                  STRATEGY        STANLEY WORLD       WEIGHTED
                                    FUND*             INDEX           INDEX***
2/28/92**                           10000             10000             10000
DEC-92                              10262              9832             10386
DEC-93                              12420             12045             11752
DEC-94                              12239             12656             12540
DEC-95                              13537             15278             14628
DEC-96                              15320             17337             15402
DEC-97                              17149             20070             15931
DEC-98                              18670             24955             18581

  * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
 **  Commencement of operations.
  + Global Strategy Focus Fund invests primarily in a portfolio of equity and fixed-income securities of US and foreign issuers.
 ++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in 22 countries, including the United States.
+++ This unmanaged Index, which is an equally weighted blend of the Morgan Stanley Capital International World Index, the
     Salomon Brothers World Government Bond Index and the Salomon
     Brothers World Money Market Index, is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in 22 countries, government bonds and money market securities in the major markets, including the United States.
Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 12/31/98                                                       +8.87%
--------------------------------------------------------------------------------
Five Years Ended 12/31/98                                                  +8.49
--------------------------------------------------------------------------------
Inception (2/28/92) to 12/31/98                                            +9.56
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                12 MONTH        6 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                   +8.87%           -1.54%

--------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998                  (IN US DOLLARS)
--------------------------------------------------------------------------------

                                SHARES                                                            VALUE       PERCENT OF
        INDUSTRY                 HELD                      US STOCKS                COST        (NOTE 1A)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------
AEROSPACE                            113,600      GenCorp Inc. ..............   $  3,118,598   $  2,832,900       0.4%
------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE                   15,300      United Technologies
                                                    Corporation..............      1,206,104      1,663,875       0.2
------------------------------------------------------------------------------------------------------------------------
AUTO--RELATED                        106,750      +Avis Rent A Car, Inc. ....      2,705,800      2,582,016       0.3
                                      45,800      The Hertz Corporation
                                                    (Class A)................      1,827,966      2,089,625       0.3
                                                                                ------------   ------------     -----
                                                                                   4,533,766      4,671,641       0.6
------------------------------------------------------------------------------------------------------------------------
AUTOMOBILE PARTS                      87,700      Federal-Mogul
                                                    Corporation..............      3,834,090      5,218,150       0.7
------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE                            43,800      General Motors
                                                    Corporation..............      3,087,774      3,134,438       0.4
------------------------------------------------------------------------------------------------------------------------
BANKING                               43,148      BankAmerica Corporation....      2,811,545      2,594,274       0.4
                                     156,000      The Bank of New York
                                                    Company, Inc. ...........      1,355,812      6,279,000       0.8
                                                                                ------------   ------------     -----
                                                                                   4,167,357      8,873,274       1.2
------------------------------------------------------------------------------------------------------------------------
BANKING & FINANCIAL                   88,200      First Union Corporation....      4,418,469      5,363,663       0.7
                                     149,200      Heller Financial, Inc. ....      4,082,354      4,382,750       0.6
                                      67,200      Mellon Bank Corporation....      4,257,915      4,620,000       0.6
                                      89,550      Providian Financial
                                                    Corporation..............      3,972,810      6,716,250       0.9
                                                                                ------------   ------------     -----
                                                                                  16,731,548     21,082,663       2.8
------------------------------------------------------------------------------------------------------------------------
BEVERAGES                             93,600      PepsiCo, Inc. .............      3,518,767      3,831,750       0.5
------------------------------------------------------------------------------------------------------------------------
BROADCAST--MEDIA                      34,800      +Fox Entertainment Group,
                                                    Inc. (Class A)...........        783,000        876,525       0.1
------------------------------------------------------------------------------------------------------------------------
BROADCASTING/CABLE                   139,900      Tele-Communications, Inc.
                                                    (Class A)................      3,232,772      7,738,219       1.0
                                     297,800      +Tele-Communications TCI
                                                    Ventures Group (Class
                                                    A).......................      3,130,828      7,016,912       0.9
                                                                                ------------   ------------     -----
                                                                                   6,363,600     14,755,131       1.9
------------------------------------------------------------------------------------------------------------------------
CHEMICALS                             30,800      du Pont (E.I.) de Nemours
                                                    and Company..............      1,919,392      1,634,325       0.2
                                      90,600      Morton International,
                                                    Inc. ....................      2,612,520      2,219,700       0.3
                                                                                ------------   ------------     -----
                                                                                   4,531,912      3,854,025       0.5
------------------------------------------------------------------------------------------------------------------------
COMMUNICATION EQUIPMENT              116,800      +MCI WorldCom, Inc. .......      3,690,121      8,380,400       1.1
------------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES                     72,300      +Cisco Systems, Inc. ......      3,078,797      6,710,344       0.9
                                      33,600      International Business
                                                    Machines Corporation.....      3,128,158      6,207,600       0.8
                                                                                ------------   ------------     -----
                                                                                   6,206,955     12,917,944       1.7
------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE                     68,900      +BMC Software, Inc. .......      2,045,457      3,070,356       0.4
------------------------------------------------------------------------------------------------------------------------
COMPUTERS                            179,500      COMPAQ Computer
                                                    Corporation..............      6,231,269      7,527,781       1.0
                                      20,050      +EMC Corporation...........      1,432,906      1,704,250       0.2
                                                                                ------------   ------------     -----
                                                                                   7,664,175      9,232,031       1.2
------------------------------------------------------------------------------------------------------------------------
CONGLOMERATES                        210,600      The Dial Corporation.......      4,336,549      6,081,075       0.8
------------------------------------------------------------------------------------------------------------------------
CONSUMER--ELECTRONICS                 53,100      +Dell Computer
                                                    Corporation..............      3,372,388      3,886,256       0.5
------------------------------------------------------------------------------------------------------------------------
DATA PROCESSING                       21,700      +Keane, Inc. ..............        762,523        866,644       0.1
------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT                  71,300      PECO Energy Company........      2,435,708      2,967,862       0.4
------------------------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS                 27,800      General Electric Company...      2,153,142      2,837,338       0.4
------------------------------------------------------------------------------------------------------------------------
ELECTRONICS                           42,500      Intel Corporation..........      4,682,279      5,036,250       0.7
                                      46,500      +Micron Technology,
                                                    Inc. ....................      1,773,741      2,351,156       0.3
                                                                                ------------   ------------     -----
                                                                                   6,456,020      7,387,406       1.0
------------------------------------------------------------------------------------------------------------------------

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MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                SHARES                                                            VALUE       PERCENT OF
        INDUSTRY                 HELD                      US STOCKS                COST        (NOTE 1A)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT                        260,900      +Premier Parks Inc. .......   $  6,972,318   $  7,892,225       1.0%
                                      89,100      Royal Caribbean Cruises
                                                    Ltd. ....................      2,212,389      3,296,700       0.5
                                                                                ------------   ------------     -----
                                                                                   9,184,707     11,188,925       1.5
------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES                    74,400      Associates First Capital
                                                    Corporation (Class A)....      2,730,062      3,152,700       0.4
------------------------------------------------------------------------------------------------------------------------
FOOD DISTRIBUTION                     57,200      Nabisco Holdings Corp.
                                                    (Class A)................      2,071,500      2,373,800       0.3
------------------------------------------------------------------------------------------------------------------------
FOODS                                110,700      +Keebler Foods Company.....      3,091,753      4,165,087       0.5
------------------------------------------------------------------------------------------------------------------------
HARDWARE & TOOLS                      89,300      The Black & Decker
                                                    Corporation..............      3,842,002      5,006,381       0.7
------------------------------------------------------------------------------------------------------------------------
HOTELS                                63,200      +3Com Corporation..........      2,605,720      2,832,150       0.4
------------------------------------------------------------------------------------------------------------------------
INSURANCE                             58,550      Allmerica Financial
                                                    Corporation..............      3,609,736      3,388,581       0.5
                                      93,100      Equitable Companies
                                                    Incorporated (The).......      4,874,619      5,388,163       0.7
                                      81,800      UNUM Corporation...........      2,978,993      4,775,075       0.6
                                                                                ------------   ------------     -----
                                                                                  11,463,348     13,551,819       1.8
------------------------------------------------------------------------------------------------------------------------
MACHINERY                             24,400      Case Corporation...........        652,734        532,225       0.1
                                     108,100      Ingersoll-Rand Company.....      3,660,838      5,073,944       0.6
                                                                                ------------   ------------     -----
                                                                                   4,313,572      5,606,169       0.7
------------------------------------------------------------------------------------------------------------------------
MANUFACTURING                         46,700      Millipore Corporation......        994,884      1,328,031       0.2
                           86,400...........      Tyco International Ltd. ...      4,493,228      6,517,800       0.8
                                                                                ------------   ------------     -----
                                                                                   5,488,112      7,845,831       1.0
------------------------------------------------------------------------------------------------------------------------
MEDICAL EQUIPMENT                     59,300      Beckman Coulter Inc. ......      3,546,406      3,217,025       0.4
------------------------------------------------------------------------------------------------------------------------
MEDICAL SPECIALTIES                  112,800      +HEALTHSOUTH Corporation...      2,125,552      1,741,350       0.2
                                      79,000      Warner-Lambert Company.....      3,802,659      5,939,812       0.8
                                                                                ------------   ------------     -----
                                                                                   5,928,211      7,681,162       1.0
------------------------------------------------------------------------------------------------------------------------
MEDICAL TECHNOLOGY                    32,150      Johnson & Johnson..........      2,529,029      2,696,581       0.3
------------------------------------------------------------------------------------------------------------------------
METALS                                25,850      Aluminum Co. of America....      1,940,029      1,927,441       0.2
------------------------------------------------------------------------------------------------------------------------
NATURAL GAS                           88,300      Enron Corporation..........      3,677,363      5,038,619       0.7
------------------------------------------------------------------------------------------------------------------------
OIL--INTEGRATED                       31,200      Mobil Corporation..........      2,443,474      2,718,300       0.4
------------------------------------------------------------------------------------------------------------------------
OIL SERVICES                          50,000      Schlumberger Limited.......      3,098,508      2,306,250       0.3
------------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS               31,000      Kimberly-Clark
                                                    Corporation..............      1,426,058      1,689,500       0.2
------------------------------------------------------------------------------------------------------------------------
PETROLEUM                             83,400      Unocal Corporation.........      2,983,006      2,434,237       0.3
------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICAL--DIVERSIFIED            61,200     Bristol-Myers Squibb
                                                    Company..................      5,939,907      8,189,325       1.1
------------------------------------------------------------------------------------------------------------------------
PRINTING & PUBLISHING                144,900      +World Color Press,
                                                    Inc. ....................      4,371,298      4,410,394       0.6
------------------------------------------------------------------------------------------------------------------------
RADIO & TELEVISION                   203,400      +Capstar Broadcasting
                                                    Corporation (Class A)....      3,864,600      4,652,775       0.6
------------------------------------------------------------------------------------------------------------------------
RAILROADS                            137,000      Burlington Northern Santa
                                                    Fe Corp. ................      3,974,569      4,623,750       0.6
------------------------------------------------------------------------------------------------------------------------
RETAIL                               120,000      Lowe's Companies, Inc. ....      4,295,271      6,142,500       0.8
                                      74,900      +Safeway Inc. .............      2,629,573      4,564,219       0.6
                                      59,400      Wal-Mart Stores, Inc. .....      2,639,573      4,837,387       0.6
                                                                                ------------   ------------     -----
                                                                                   9,564,417     15,544,106       2.0
------------------------------------------------------------------------------------------------------------------------
RETAIL--DRUG STORES                  141,710      Rite Aid Corporation.......      2,823,305      7,023,502       0.9
------------------------------------------------------------------------------------------------------------------------
SAVINGS & LOAN                       155,900      GreenPoint Financial
ASSOCIATIONS                                        Corp. ...................      6,058,045      5,475,988       0.7
------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS                        68,400      Motorola, Inc. ............      3,626,727      4,176,675       0.5
------------------------------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                SHARES                                                            VALUE       PERCENT OF
        INDUSTRY                 HELD                      US STOCKS                COST        (NOTE 1A)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------
SERVICES                              57,360      +Quintiles Transnational
                                                    Corp. ...................   $  2,678,433   $  3,058,005       0.4%
------------------------------------------------------------------------------------------------------------------------
SOFTWARE--COMPUTER                    18,700      +Microsoft Corporation.....      2,185,477      2,591,119       0.3
------------------------------------------------------------------------------------------------------------------------
STEEL                                 92,300      +Bethlehem Steel
                                                    Corporation..............        895,233        773,013       0.1
                                      23,100      USX-US Steel Group.........        631,725        531,300       0.1
                                                                                ------------   ------------     -----
                                                                                   1,526,958      1,304,313       0.2
------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS                    92,900      GTE Corporation............      4,728,622      6,264,944       0.8
------------------------------------------------------------------------------------------------------------------------
TOYS                                  31,200      Mattel, Inc. ..............        722,464        711,750       0.1
------------------------------------------------------------------------------------------------------------------------
UTILITIES--COMMUNICATIONS             99,900      Ameritech Corporation......      4,812,354      6,331,163       0.8
------------------------------------------------------------------------------------------------------------------------
UTILITIES--ELECTRIC                   68,600      Public Service Enterprise
                                                    Group Incorporated.......      2,665,361      2,744,000       0.3
                                      79,000      Texas Utilities Company....      3,592,287      3,688,312       0.5
                                                                                ------------   ------------     -----
                                                                                   6,257,648      6,432,312       0.8
------------------------------------------------------------------------------------------------------------------------
UTILITIES--GAS                       190,900      El Paso Energy
                                                    Corporation..............      5,086,965      6,645,706       0.9
------------------------------------------------------------------------------------------------------------------------
WASTE MANAGEMENT                      76,000      Waste Management, Inc. ....      3,306,346      3,543,500       0.5
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL US STOCKS                234,890,549    304,832,988      39.8
------------------------------------------------------------------------------------------------------------------------
         COUNTRY                                       FOREIGN STOCKS++
------------------------------------------------------------------------------------------------------------------------
AUSTRIA                               41,100      Mayr-Melnhof Karton AG
                                                    (31).....................      2,069,711      1,920,102       0.3
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN
                                                    AUSTRIA                        2,069,711      1,920,102       0.3
------------------------------------------------------------------------------------------------------------------------
CANADA                                17,900      Magna International, Inc.
                                                    (Class A) (2)............      1,310,897      1,109,800       0.1
                                     227,700      Teleglobe Inc. (38)........      6,159,224      8,197,200       1.1
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN CANADA      7,470,121      9,307,000       1.2
------------------------------------------------------------------------------------------------------------------------
DENMARK                                6,200      ISS International Service
                                                    System A/S (Class B)
                                                    (20).....................        404,569        403,458       0.1
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN
                                                    DENMARK                          404,569        403,458       0.1
------------------------------------------------------------------------------------------------------------------------
FINLAND                              154,500      +Amer Group Ltd. (12)......      2,865,185      1,597,596       0.2
                                      36,100      Nokia Oyj (Class A) (9)....      3,618,265      4,391,641       0.6
                                      71,700      Orion-Yhtyma Oyj (Class B)
                                                    (32).....................      1,931,144      1,721,982       0.2
                                      80,000      Sampro Insurance Company
                                                    (Class A) (23)...........      3,698,893      3,037,379       0.4
                                     193,460      +Sponda Oyj (34)...........      1,375,996      1,127,394       0.2
                                      33,700      UPM-Kymmene Oyj (31).......        752,437        938,958       0.1
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN
                                                    FINLAND                       14,241,920     12,814,950       1.7
------------------------------------------------------------------------------------------------------------------------
FRANCE                                47,100      AXA (23)...................      5,343,105      6,826,453       0.9
                                       3,250      Cap Gemini S.A. (22).......        495,744        521,633       0.1
                                      43,800      Elf Aquitaine S.A. (29)....      5,293,488      5,062,859       0.7
                                      35,100      France Telecom S.A. (38)...      2,463,949      2,788,555       0.4
                                       9,000      Groupe Danone (18).........      2,362,876      2,576,628       0.3
                                      73,000      +STMicroelectronics N.V.
                                                    (NY Registered Shares)
                                                    (37).....................      4,564,232      5,698,562       0.7
                                      78,500      Scor S.A. (23).............      2,821,981      5,190,071       0.7
                                      63,800      Thomson-CSF S.A. (14)......      2,398,301      2,739,814       0.3
                                      16,400      Vivendi (41)...............      3,384,984      4,255,015       0.5
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN FRANCE     29,128,660     35,659,590       4.6
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                SHARES                                                            VALUE       PERCENT OF
         COUNTRY                 HELD                  FOREIGN STOCKS++             COST        (NOTE 1A)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------
GERMANY                               21,400      +DaimlerChrysler AG (3)....   $  1,674,032   $  2,113,025       0.3%
                                      52,900      Henkel KGaA (Preferred)
                                                    (8)......................      2,254,747      4,731,152       0.6
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN
                                                    GERMANY                        3,928,779      6,844,177       0.9
------------------------------------------------------------------------------------------------------------------------
IRELAND                              180,000      Bank of Ireland (4)........      3,807,064      3,942,545       0.5
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN
                                                    IRELAND                        3,807,064      3,942,545       0.5
------------------------------------------------------------------------------------------------------------------------
ITALY                              2,784,000      +Banca di Roma (4).........      6,129,895      4,715,789       0.6
                                     468,400      +Mondadori (Arnoldo)
                                                    Editore S.p.A. (34)......      3,947,288      6,191,494       0.8
                                     440,000      Telecom Italia S.p.A.
                                                    (38).....................      3,337,168      3,753,176       0.5
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN ITALY      13,414,351     14,660,459       1.9
------------------------------------------------------------------------------------------------------------------------
JAPAN                                 36,000      Fuji Photo Film (33).......      1,338,979      1,341,020       0.2
                                     237,000      Fujikura Ltd. (14).........      1,375,519      1,273,809       0.2
                           116,000..........      Fujitsu Limited (16).......      1,318,847      1,548,381       0.2
                                      41,000      Ito-Yokado Co., Ltd.
                                                    (36).....................      2,267,865      2,872,727       0.4
                                      67,000      Kao Corporation (11).......      1,333,391      1,515,299       0.2
                                      70,000      Marui Co., Ltd. (27).......      1,343,234      1,350,333       0.2
                                     147,000      Matsushita Electric
                                                    Industrial Company, Ltd.
                                                    (16).....................      2,329,936      2,606,235       0.3
                                     234,000      Minebea Co., Ltd. (25).....      2,447,411      2,685,552       0.3
                                         640      NTT Mobile Communication
                                                    Network, Inc.(a) (38)....      2,111,854      2,639,468       0.3
                                         287      Nippon Telegraph &
                                                    Telephone Corporation
                                                    (NTT) (16)...............      2,437,594      2,219,636       0.3
                                     121,000      Olympus Optical Co., Ltd.
                                                    (12).....................      1,363,168      1,394,049       0.2
                                      18,000      Orix Corporation (17)......      1,323,236      1,347,406       0.2
                                      24,000      Rohm Company Ltd. (16).....      2,351,533      2,190,333       0.3
                                     211,000      Tokio Marine & Fire
                                                    Insurance Co., Ltd.
                                                    (23).....................      2,347,248      2,526,386       0.3
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN JAPAN      25,689,815     27,510,634       3.6
------------------------------------------------------------------------------------------------------------------------
NETHERLANDS                           32,400      Unilever N.V. (26).........      2,324,221      2,768,273       0.4
                                      26,900      Wolters Kluwer N.V. (6)....      4,113,407      5,753,750       0.7
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN THE
                                                    NETHERLANDS                    6,437,628      8,522,023       1.1
------------------------------------------------------------------------------------------------------------------------
NORWAY                               103,800      Merkantildata ASA (10).....        793,621      1,022,123       0.1
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN NORWAY        793,621      1,022,123       0.1
------------------------------------------------------------------------------------------------------------------------
SINGAPORE                             17,400      +Flextronics International
                                                    Ltd. (15)................      1,216,723      1,487,700       0.2
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN
                                                    SINGAPORE                      1,216,723      1,487,700       0.2
------------------------------------------------------------------------------------------------------------------------
SPAIN                                172,000      +Dinamia Capital Privado-
                                                    Sociedad de Capital
                                                    Riesgo, S.A. (42)........      3,233,132      1,967,340       0.3
                                     133,000      Endesa S.A. (40)...........      3,485,249      3,519,955       0.5
                                      89,100      Metrovacesa, S.A. (35).....      2,777,112      2,690,498       0.3
                                      79,600      Telefonica S.A. (38).......      3,468,790      3,535,412       0.4
                                      79,600      Telefonica S.A. (Rights)(b)
                                                    (38).....................              0         70,596       0.0
                                     273,600      Uralita, S.A. (7)..........      3,839,161      3,042,782       0.4
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN SPAIN      16,803,444     14,826,583       1.9
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                SHARES                                                            VALUE       PERCENT OF
         COUNTRY                 HELD                  FOREIGN STOCKS++             COST        (NOTE 1A)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------
SWEDEN                                58,100      Autoliv, Inc. (2)..........   $  1,943,840   $  2,091,479       0.3%
                                     127,091      Bure Investment AB (24)....      1,159,589      1,807,994       0.2
                                     163,200      Castellum AB (35)..........      1,696,428      1,776,590       0.2
                                      16,400      Custos AB (Class A) (12)...        422,398        324,600       0.0
                                      65,500      Custos AB (Class B) (12)...      1,726,494      1,284,266       0.2
                                      85,000      Fastighets AB Tornet
                                                    (35).....................      1,403,051      1,246,011       0.2
                                      68,500      ForeningsSparbanken AB
                                                    (4)......................        875,497      1,779,485       0.2
                                     161,500      Haldex AB (2)..............      2,872,988      1,638,215       0.2
                                     325,700      Nordbanken Holding AB
                                                    (4)......................      2,207,706      2,095,104       0.3
                                     130,000      Spectra-Physics AB (Class
                                                    A) (21)..................      3,966,604      1,535,788       0.2
                                     205,800      Telefonaktiebolaget LM
                                                    Ericsson (ADR)* (38).....      5,253,963      4,913,475       0.7
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN SWEDEN     23,528,558     20,493,007       2.7
------------------------------------------------------------------------------------------------------------------------
SWITZERLAND                            1,143      Nestle S.A. (Registered
                                                    Shares) (18).............      2,351,866      2,490,033       0.3
                                       1,896      Novartis AG (Registered
                                                    Shares) (13).............      3,500,765      3,729,836       0.5
                                      12,000      +Swisscom AG (Registered)
                                                    (38).....................      3,217,264      5,027,322       0.7
                                       9,000      Valora Holding AG (27).....      2,432,589      2,436,066       0.3
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN
                                                    SWITZERLAND                   11,502,484     13,683,257       1.8
------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM                       259,200      Bank of Scotland (4).......      2,872,037      3,090,811       0.4
                                     607,400      Billiton PLC (12)..........      1,467,162      1,204,624       0.2
                                     345,300      British Aerospace PLC
                                                    (1)......................      2,759,866      2,925,898       0.4
                                     102,000      British Petroleum Company
                                                    PLC (29).................      1,459,211      1,522,485       0.2
                                     420,500      Devro PLC (18).............      2,810,818      1,209,847       0.1
                                     474,886      Diageo PLC (5).............      5,358,733      5,402,115       0.7
                                     107,000      Glaxo Wellcome PLC (32)....      3,419,099      3,680,041       0.5
                                     110,200      HSBC Holdings PLC (4)......      2,921,559      2,987,360       0.4
                                     211,500      Lloyds TSB Group PLC (4)...      2,809,887      3,007,425       0.4
                                     565,400      LucasVarity PLC (2)........      2,037,432      1,885,335       0.2
                                     155,800      National Westminster Bank
                                                    PLC (Ordinary) (4).......      2,822,370      3,003,096       0.4
                                     124,200      Rio Tinto PLC (Registered)
                                                    (28).....................      1,532,255      1,443,834       0.2
                                      67,400      Shell Transport & Trading
                                                    Company (ADR)* (30)......      2,476,095      2,506,437       0.3
                                   2,023,000      Thomson Travel Group PLC
                                                    (39).....................      6,322,640      5,517,700       0.7
                                      87,600      Zeneca Group PLC (13)......      3,521,087      3,812,643       0.5
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN THE
                                                    UNITED KINGDOM                44,590,251     43,199,651       5.6
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL FOREIGN STOCKS           205,027,699    216,297,259      28.2
------------------------------------------------------------------------------------------------------------------------
                                 FACE
                                AMOUNT                  FOREIGN BONDS++
------------------------------------------------------------------------------------------------------------------------
GERMANY                     DM    77,800,000      Bundes Obligation, 4.75%
                                                    due 11/20/2001 (19)......     48,283,731     48,688,043       6.4
                                                  Bundesrepublik Deutschland
                                                    (19):
                                  48,600,000      6% due 9/15/2003...........     32,200,835     32,508,908       4.2
                                  25,300,000      4.75% due 7/04/2008........     16,409,378     16,229,358       2.1
                                  16,000,000      5.625% due 1/04/2028.......      9,123,503     10,812,005       1.4
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN
                                                    GERMANY                      106,017,447    108,238,314      14.1
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                 FACE                                                             VALUE       PERCENT OF
         COUNTRY                AMOUNT                  FOREIGN BONDS++             COST        (NOTE 1A)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM
                                                  United Kingdom Treasury
                                                    Gilt (19):
                           L       4,300,000      8% due 12/07/2000..........   $  7,266,604   $  7,553,235       1.0%
                                  12,400,000      7.25% due 12/07/2007.......     20,870,937     24,953,152       3.3
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN THE
                                                    UNITED KINGDOM                28,137,541     32,506,387       4.3
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL FOREIGN BONDS            134,154,988    140,744,701      18.4
------------------------------------------------------------------------------------------------------------------------
                                                   US GOVERNMENT OBLIGATIONS
------------------------------------------------------------------------------------------------------------------------
                                                  Federal National Mortgage
                                                    Association:
                            US$   11,720,000      5.625% due 3/15/2001.......     11,765,146     11,892,167       1.6
                                  17,080,000      5.75% due 4/15/2003........     17,192,019     17,533,645       2.3
                                  25,840,000      5.75% due 2/15/2008........     25,757,229     26,756,545       3.5
                                                  US Treasury Notes:
                                   2,000,000      6% due 8/15/1999...........      2,005,469      2,016,240       0.3
                                   7,000,000      6.125% due 9/30/2000.......      7,173,906      7,171,710       0.9
                                  15,470,000      6.50% due 5/31/2002........     15,955,855     16,332,917       2.1
                                  16,510,000      US Treasury Bonds, 6.625%
                                                    due 2/15/2027............     18,845,717     19,528,193       2.5
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL US GOVERNMENT
                                                    OBLIGATIONS                   98,695,341    101,231,417      13.2
------------------------------------------------------------------------------------------------------------------------
                                                     SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**                 3,506,000      General Motors Acceptance
                                                    Corp., 5.13% due
                                                    1/04/1999................      3,504,501      3,504,501       0.5
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL SHORT-TERM SECURITIES      3,504,501      3,504,501       0.5
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS..........   $676,273,078    766,610,866     100.1
                                                                                ============
                                                  UNREALIZED APPRECIATION ON
                                                    FORWARD FOREIGN
                                                    EXCHANGE CONTRACTS+++....                       167,866       0.0
                                                  LIABILITIES IN EXCESS OF
                                                    OTHER ASSETS.............                      (752,920)     (0.1)
                                                                                               ------------     -----
                                                  NET ASSETS.................                  $766,025,812     100.0%
                                                                                               ============     =====
------------------------------------------------------------------------------------------------------------------------

* American Depositary Receipts (ADR).
** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b) The rights may be exercised until 1/30/99.

+ Non-income producing security.

++ Corresponding industry groups for foreign stocks and bonds:

 (1) Aerospace & Defense                 (14) Electrical Equipment                (28) Metals & Mining
 (2) Auto--Parts                         (15) Electronic Components               (29) Oil & Related
 (3) Automobile                          (16) Electronics                         (30) Oil -- Integrated
 (4) Banking                             (17) Finance                             (31) Paper & Forest Products
 (5) Beverages                           (18) Foods                               (32) Pharmaceutical
 (6) Broadcasting & Publishing           (19) Government (Bonds)                  (33) Photography
 (7) Building Materials                  (20) Industrial--Services                (34) Printing & Publishing
 (8) Chemicals                           (21) Industrial Components               (35) Real Estate
 (9) Communication Equipment             (22) Information Processing              (36) Retail Stores
(10) Computer Software                   (23) Insurance                           (37) Semiconductor Capital Equipment
(11) Cosmetics                           (24) Investment Management               (38) Telecommunications
(12) Diversified                         (25) Machine Tools & Machinery           (39) Travel & Lodging
(13) Drugs                               (26) Manufacturing                       (40) Utilities--Electric
                                         (27) Merchandising                       (41) Utilities--Water
                                                                                  (42) Venture Capital

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONCLUDED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

+++ Forward foreign exchange contracts as of December 31, 1998 were as follows:

------------------------------------------------------------------------
                                                            UNREALIZED
                                                           APPRECIATION
                                    EXPIRATION            (DEPRECIATION)
FOREIGN CURRENCY SOLD                  DATE                 (NOTE 1B)
------------------------------------------------------------------------
C$   13,000,000                    February 1999            $  (70,191)
L    23,300,000                    January 1999               (108,229)
L    20,600,000                    February 1999               346,286
------------------------------------------------------------------------
TOTAL UNREALIZED APPRECIATION ON FORWARD FOREIGN
EXCHANGE CONTRACTS--NET (US$ COMMITMENT--$81,599,290)       $  167,866
                                                            ==========
------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$676,273,078) (Note
  1a).......................................................                $766,610,866
Unrealized appreciation on forward foreign exchange
  contracts (Note 1b).......................................                     167,866
Receivables:
  Interest..................................................  $3,435,119
  Dividends.................................................     950,765
  Capital shares sold.......................................       1,764       4,387,648
                                                              ----------
Prepaid expenses and other assets...........................                      52,404
                                                                            ------------
Total assets................................................                 771,218,784
                                                                            ------------
-----------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Custodian bank............................................   4,427,956
  Investment adviser (Note 2)...............................     411,927
  Capital shares redeemed...................................     174,318       5,014,201
                                                              ----------
Accrued expenses and other liabilities......................                     178,771
                                                                            ------------
Total liabilities...........................................                   5,192,972
                                                                            ------------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                $766,025,812
                                                                            ============
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 200,000,000
  shares authorized+........................................                $  5,714,415
Paid-in capital in excess of par............................                 661,859,805
Undistributed investment income--net........................                   4,350,766
Undistributed realized capital gains on investments and
  foreign currency transactions--net........................                   3,533,136
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................                  90,567,690
                                                                            ------------
NET ASSETS..................................................                $766,025,812
                                                                            ============
-----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $766,025,812 and 57,144,148
  shares outstanding........................................                $      13.41
                                                                            ============
-----------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 200,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1d & 1e):
Interest and discount earned................................                  $15,624,038
Dividends (net of $842,508 foreign withholding tax).........                   10,078,670
Other income................................................                       36,439
                                                                              -----------
Total income................................................                   25,739,147
                                                                              -----------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $  5,364,685
Custodian fees..............................................       229,206
Accounting services (Note 2)................................       156,181
Printing and shareholder reports............................       106,320
Professional fees...........................................        60,015
Directors' fees and expenses................................        18,868
Pricing services............................................         7,721
Transfer agent fees (Note 2)................................         5,117
Other.......................................................        14,891
                                                              ------------
Total expenses..............................................                    5,963,004
                                                                              -----------
Investment income--net......................................                   19,776,143
                                                                              -----------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET (NOTES 1b, 1c, 1e & 3):
Realized gain (loss) from:
  Investments--net..........................................    13,876,342
  Foreign currency transactions--net........................   (12,748,846)     1,127,496
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................    46,741,091
  Foreign currency transactions--net........................       474,053     47,215,144
                                                              ------------    -----------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................                   48,342,640
                                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                  $68,118,783
                                                                              ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         FOR THE
                                                                       YEAR ENDED
                                                                      DECEMBER 31,
                                                              -----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                1998             1997
-------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  19,776,143    $ 20,985,143
Realized gain on investments and foreign currency
  transactions--net.........................................      1,127,496     106,726,204
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........     47,215,144     (27,730,460)
                                                              -------------    ------------
Net increase in net assets resulting from operations........     68,118,783      99,980,887
                                                              -------------    ------------
-------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1f):
Investment income--net:
  Class A...................................................    (32,818,349)    (18,926,819)
Realized gain on investments--net:
  Class A...................................................   (100,559,993)    (26,410,838)
In excess of realized gain on investments--net:
  Class A...................................................     (8,809,833)             --
                                                              -------------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................   (142,188,175)    (45,337,657)
                                                              -------------    ------------
-------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net decrease in net assets derived from capital share
  transactions..............................................    (29,551,610)    (55,199,234)
                                                              -------------    ------------
-------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................   (103,621,002)       (556,004)
Beginning of year...........................................    869,646,814     870,202,818
                                                              -------------    ------------
End of year*................................................  $ 766,025,812    $869,646,814
                                                              =============    ============
-------------------------------------------------------------------------------------------
* Undistributed investment income--net (Note 1g)............  $   4,350,766    $ 29,735,941
                                                              =============    ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                     CLASS A
                                                               ----------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED                FOR THE YEAR ENDED DECEMBER 31,
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.         ----------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                          1998       1997       1996       1995       1994
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................   $  14.71   $  13.87   $  12.55   $  11.73   $  12.17
                                                               --------   --------   --------   --------   --------
Investment income--net......................................        .34        .35        .28        .39        .30
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net........................        .76       1.21       1.33        .82       (.48)
                                                               --------   --------   --------   --------   --------
Total from investment operations............................       1.10       1.56       1.61       1.21       (.18)
                                                               --------   --------   --------   --------   --------
Less dividends and distributions:
  Investment income--net....................................       (.55)      (.30)      (.29)      (.39)      (.21)
  Realized gain on investments--net.........................      (1.70)      (.42)        --         --+      (.04)
  In excess of realized gain on investments--net............       (.15)        --         --         --       (.01)
                                                               --------   --------   --------   --------   --------
Total dividends and distributions...........................      (2.40)      (.72)      (.29)      (.39)      (.26)
                                                               --------   --------   --------   --------   --------
Net asset value, end of year................................   $  13.41   $  14.71   $  13.87   $  12.55   $  11.73
                                                               ========   ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share..........................      8.87%     11.94%     13.17%     10.60%     (1.46%)
                                                               ========   ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................       .72%       .73%       .71%       .72%       .77%
                                                               ========   ========   ========   ========   ========
Investment income--net......................................      2.40%      2.33%      2.68%      3.33%      2.85%
                                                               ========   ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)......................   $766,026   $869,647   $870,203   $540,242   $515,407
                                                               ========   ========   ========   ========   ========
Portfolio turnover..........................................    120.59%    108.66%    173.44%     27.23%     21.03%
                                                               ========   ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses.

+ Amount is less than $.01 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Global Strategy Focus Fund (the "Fund") is classified as "non-diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded

--------------------------------------------------------------------------------

by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Trans-actions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $12,342,969 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 0.65% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned $160,026 in commissions on the execution of portfolio security transactions

  For the year ended December 31, 1998, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, earned $155 for providing security price quotations to compute the Fund's net asset value.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

--------------------------------------------------------------------------------

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1998 were $945,959,372 and $1,015,220,647, respectively.

  Net realized gains (losses) for the year ended December 31, 1998 and net unrealized gains as of December 31, 1998 were as follows:
---------------------------------------------------------

                                                     Realized
                                                      Gains       Unrealized
                                                     (Losses)        Gains
-----------------------------------------------------------------------------
Long-term investments............................  $ 13,878,129   $90,337,788
Short-term investments...........................        (1,787)           --
Foreign currency transactions....................      (291,525)       62,036
Forward foreign exchange contracts...............   (12,457,321)      167,866
                                                   ------------   -----------
Total............................................  $  1,127,496   $90,567,690
                                                   ============   ===========
-----------------------------------------------------------------------------

  At December 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $90,093,980, of which $109,600,523 related to appreciated securities and $19,506,543 related to depreciated securities. At December 31, 1998, the aggregate cost of investments for Federal income tax purposes was $676,516,886.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions were $29,551,610 and $55,199,234 for the years ended December 31, 1998 and December 31, 1997, respectively.

  Transactions in capital shares were as follows:

----------------------------------------------------------------------------
          Class A for the Year Ended                              Dollar
              December 31, 1998                   Shares          Amount
----------------------------------------------------------------------------
Shares sold...................................      234,661    $   3,070,103
Shares issued to shareholders in reinvestment
 of dividends and distributions...............   11,480,542      142,188,175
                                                -----------    -------------
Total issued..................................   11,715,203      145,258,278
Shares redeemed...............................  (13,691,765)    (174,809,888)
                                                -----------    -------------
Net decrease..................................   (1,976,562)   $ (29,551,610)
                                                ===========    =============
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Class A for the Year Ended                                        Dollar
December 31, 1997                                 Shares          Amount
----------------------------------------------------------------------------
Shares sold...................................    1,193,286    $  17,737,325
Shares issued to shareholders in reinvestment
 of dividends and distributions...............    3,479,483       45,337,657
                                                -----------    -------------
Total issued..................................    4,672,769       63,074,982
Shares redeemed...............................   (8,275,362)    (118,274,216)
                                                -----------    -------------
Net decrease..................................   (3,602,593)   $ (55,199,234)
                                                ===========    =============
----------------------------------------------------------------------------

5. SUBSEQUENT EVENT:

On January 4, 1999, the Company's Board of Directors declared an ordinary income dividend in the amount of $.117408 per Class A Share payable on January 11, 1999 to shareholders of record as of December 31, 1998.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
GLOBAL STRATEGY FOCUS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Strategy Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Global Strategy Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 10, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
DECEMBER 31, 1998--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

THE ENVIRONMENT

  During 1998, stock and bond market volatility reflected shifting investor perceptions regarding global economic prospects. Investor optimism early in the year gave way to expectations of deteriorating corporate profits and signs of a weakening economy by late summer. Further concerns arose from the precarious state of the Russian and other emerging markets economies. As a result, world stock markets declined in the July--September period. At the same time, the uncertain economic picture and the resulting flight to quality by investors pushed the 30-year US Treasury bond to record low yields. Yields also declined in sovereign bond markets of other major industrialized countries. In contrast, corporate bonds, mortgage-backed securities and emerging markets debt underperformed US Treasury securities by a wide margin.

  The US Federal Reserve Board and other central banks responded to the uncertain economic outlook through a series of monetary policy easings that served to restore investor confidence as 1998 drew toward a close. Stock markets around the world rallied, with total returns for the unmanaged Standard & Poor's 500 Index rising 21.3% and the unmanaged Morgan Stanley Capital International World Index (Ex-US) increasing 20.5% during the fourth quarter of 1998. However, as 1999 began, uncertainty regarding global economic prospects again began to cloud the investment outlook. At the same time, with stronger-than-expected economic results, prospects dimmed for further Federal Reserve Board monetary policy easings in the near future. The notable exception to the more subdued investment outlook in the United States was the unprecedented popularity of Internet-related stocks.

  The weakening of the US dollar relative to the Japanese yen was one of the year's more surprising developments. Since a stronger yen would have a negative impact on the important export sector of Japan's fragile economy, the Japanese central bank intervened in the currency markets in January. For the overall global economy, the deepening recession in Japan is of great concern. At the same time, the difficulties in emerging economies such as Russia and Brazil remain. Further progress in easing strains within the global financial system would likely provide an important element of stability to the volatile investment environment.

FISCAL YEAR IN REVIEW

  As of December 31, 1998, Global Utility Focus Fund maintained 46% of net assets in telecommunications, 36% in electric utilities, 13% in natural gas and 4% in water utilities. Cash reserves ended the year at 2% of net assets. Throughout the 12-month period, the telecommunications sector dominated the Fund's foreign holdings, and in the Fund's domestic holdings, the electric utility sector was the largest. At December 31, 1998, the Fund had equity holdings in 17 countries outside of the United States.

  During the year ended December 31, 1998, we continued to move away from emerging markets and remained focused in the United States and Europe. According to the benchmark unmanaged Financial Times/Standard & Poor's--Actuaries World Utility Index, Europe and the United States were the two best-performing utility equity markets in 1998. The Asian financial crisis that started in the latter part of 1997 continued into the first half of 1998. This factor, coupled with concerns over the economic health of Brazil, resulted in extreme market volatility. Overall, company fundamentals and attractive valuation levels supported our investment strategy.

  Toward the end of 1998, we began to see a resurgence in equity offerings in the utility sector. Valuation levels of the offerings appeared to be attractive relative to company fundamentals and, as a result, the Fund participated in several of the offerings.

  During the 12 months ended December 31, 1998, we reduced our weighting in the natural gas sector in the US-based holdings, while maintaining holdings in both the telecommunications and electric sectors. The defensive characteristics of the domestic utility sector proved to be beneficial to the Fund's performance during the market volatility that occurred this summer. In the fall of 1998, when the broad market rebounded, investors moved away from the more defensive domestic electric holdings and into companies with faster earnings growth. However, the domestic telecommunications sector was a beneficiary of repositioning, and the group was the best-performing utility sector in the fourth quarter of 1998. The performance of the natural gas sector continued to be dominated by weather, and temperatures were above normal levels in several parts of the country during the critical time of storage replenishing. Consequently, this negatively affected the Fund's total return for the 12-month period ended December 31, 1998.

--------------------------------------------------------------------------------

IN CONCLUSION

  The investment outlook remains favorable for the utility sector. Domestically, we believe that earnings growth is propelling the telecommunications industry. It appears restructuring and potential merger and acquisition activity are driving the performance of the electric sector. Overseas, cost-cutting, increased use of technology and higher penetration for services are providing a generally positive outlook for the utility sector, in our view.

  We thank you for your interest in Global Utility Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to discussing our performance and investment strategy with you in our next report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Walter D. Rogers
Walter D. Rogers
Senior Vice President and Portfolio Manager

February 5, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                                                       FINANCIAL
                                                    FINANCIAL        TIMES/STANDARD
                               GLOBAL UTILITY     TIMES/STANDARD           &
                                    FOCUS               &           POOR'SACTUARIES
                                FUND'CLASS A     POOR'SACTUARIES     WORLD UTILITY
                                   SHARES*         WORLD INDEX"         INDEX"'
7/01/93**                           10000             10000              10000
DEC-93                              10685             10595              10450
DEC-94                               9776             11213               9758
DEC-95                              12154             13411              11912
DEC-96                              13729             15184              12913
DEC-97                              17285             17521              16275
DEC-98                              21444             21557              22243

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.

** Commencement of operations.

+ Global Utility Focus Fund invests at least 65% of total assets in equity and debt securities of domestic and foreign firms that, in the opinion of the Investment Adviser, are involved in electricity, telecommunications, gas or water.

++ This unmanaged market capitalization-weighted Index is comprised of nearly 2,200 equities from 24 countries in 12 regions, including the United States. The starting date is June 30, 1993.

+++ This unmanaged market capitalization-weighted Index is comprised of utility stocks from any of the 24 countries that make up the Financial Times/Standard & Poor's--Actuaries World Index.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 12/31/98                                                      +24.06%
--------------------------------------------------------------------------------
Five Years Ended 12/31/98                                                 +14.95
--------------------------------------------------------------------------------
Inception (7/01/93) through 12/31/98                                      +14.87
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                12 MONTH        6 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                   +24.06%         +13.09%

--------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998                  (IN US DOLLARS)
--------------------------------------------------------------------------------

                                     SHARES                                                        VALUE       PERCENT OF
    COUNTRY           INDUSTRY        HELD          COMMON STOCKS & WARRANTS         COST        (NOTE 1A)     NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
AUSTRALIA        TELECOMMUNICATIONS   257,600    +Cable & Wireless Optus
                                                 Limited........................  $   350,913   $    541,892       0.4%
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--GAS       434,496    Australian Gas Light Company
                                                 Limited........................    1,238,060      3,132,164       2.1
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN
                                                 AUSTRALIA                          1,588,973      3,674,056       2.5
-------------------------------------------------------------------------------------------------------------------------
AUSTRIA          UTILITIES--GAS         8,560    EVN AG.........................      944,383      1,211,390       0.8
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN AUSTRIA       944,383      1,211,390       0.8
-------------------------------------------------------------------------------------------------------------------------
BRAZIL           TELECOMMUNICATIONS    10,300    Embratel Participacoes S.A.
                                                 (ADR)*.........................      218,398        143,556       0.1
                                        1,030    Tele Celular Sul Participacoes
                                                   S.A. (ADR)*..................       16,579         17,961       0.0
                                        3,433    Tele Centro Oeste Celular
                                                   Participacoes S.A. (ADR)*....       10,362         10,084       0.0
                                        2,060    Tele Centro Sul Participacoes
                                                   S.A. (ADR)*..................      120,518         86,134       0.1
                                          206    Tele Leste Celular
                                                   Participacoes S.A. (ADR)*....        5,548          5,845       0.0
                                          515    Tele Nordeste Celular
                                                   Participacoes S.A. (ADR)*....        7,652          9,528       0.0
                                          206    Tele Norte Celular
                                                   Participacoes S.A. (ADR)*....        3,204          4,648       0.0
                                       10,300    Tele Norte Leste Participacoes
                                                   S.A. (ADR)*..................      158,618        128,106       0.1
                                        2,060    Tele Sudeste Celular
                                                   Participacoes S.A. (ADR)*....       65,679         42,616       0.0
                                       10,300    Telecomunicacoes Brasileiras
                                                   S.A.--Telebras (ADR)*........          797          1,127       0.0
                                          515    Telemig Celular Participacoes
                                                   S.A. (ADR)*..................       14,985         10,944       0.0
                                        4,120    Telesp Celular Participacoes
                                                   S.A. (ADR)*..................      132,633         72,100       0.0
                                       10,300    Telesp Participacoes S.A.
                                                 (ADR)* ........................      388,972        227,888       0.2
                                                                                  -----------   ------------     -----
                                                                                    1,143,945        760,537       0.5
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC   100,000   Companhia Paranaense de
                                                   Energia-Copel S.A. (ADR)*....    1,800,000        712,500       0.5
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN BRAZIL      2,943,945      1,473,037       1.0
-------------------------------------------------------------------------------------------------------------------------
CANADA           TELECOMMUNICATIONS    42,000    BC Telecom, Inc. ..............      789,852      1,143,490       0.8
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--GAS        70,100    TransCanada Pipelines Co.,
                                                 Limited........................    1,045,275      1,033,975       0.7
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN CANADA      1,835,127      2,177,465       1.5
-------------------------------------------------------------------------------------------------------------------------
CHILE            UTILITIES--ELECTRIC    33,300   Enersis S.A. (ADR)*............      717,575        859,556       0.6
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN CHILE         717,575        859,556       0.6
-------------------------------------------------------------------------------------------------------------------------
DENMARK          TELECOMMUNICATIONS    64,000    Tele Danmark A/S (ADR)*........    1,520,595      4,344,000       3.0
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN DENMARK     1,520,595      4,344,000       3.0
-------------------------------------------------------------------------------------------------------------------------
FINLAND          TELECOMMUNICATIONS     6,236    Sonera Group OYJ...............       54,835        110,123       0.1
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--OIL &      74,000    Fortum OYJ.....................      469,329        450,113       0.3
                 GAS
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN FINLAND       524,164        560,236       0.4
-------------------------------------------------------------------------------------------------------------------------
FRANCE           UTILITIES--WATER      16,984    Vivendi S.A.(a) ...............    1,939,819      4,406,535       3.0
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN FRANCE      1,939,819      4,406,535       3.0
-------------------------------------------------------------------------------------------------------------------------
GERMANY          TELECOMMUNICATIONS     8,100    Deutsche Telekom AG............      154,054        266,435       0.2
                                        2,010    Mannesmann AG..................      179,264        230,438       0.2
                                                                                  -----------   ------------     -----
                                                                                      333,318        496,873       0.4
                 ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                     SHARES                                                           VALUE       PERCENT OF
    COUNTRY           INDUSTRY        HELD            COMMON STOCKS & WARRANTS          COST        (NOTE 1A)     NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
GERMANY          UTILITIES--ELECTRIC    15,000   RWE AG............................  $   674,750   $    821,579       0.6%
(CONCLUDED)
                                        1,500    VIAG AG...........................      661,615        879,652       0.6
                                       20,000    Veba AG...........................      652,699      1,196,879       0.8
                                                                                     -----------   ------------     -----
                                                                                       1,989,064      2,898,110       2.0
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN GERMANY        2,322,382      3,394,983       2.4
----------------------------------------------------------------------------------------------------------------------------
ITALY            TELECOMMUNICATIONS   651,600    Telecom Italia Mobile S.p.A. .....      620,263      4,809,147       3.3
                                      405,333    Telecom Italia S.p.A. ............      950,865      3,457,468       2.4
                                      761,900    Telecom Italia S.p.A. (Registered
                                                 Non-Convertible)..................    1,629,934      4,793,563       3.3
                                                                                     -----------   ------------     -----
                                                                                       3,201,062     13,060,178       9.0
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC   138,000   AEM S.p.A.........................      130,809        331,016       0.2
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--GAS       513,400    Italgas Torino S.p.A. ............    1,581,576      2,778,199       1.9
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN ITALY          4,913,447     16,169,393      11.1
----------------------------------------------------------------------------------------------------------------------------
JAPAN            TELECOMMUNICATIONS       110    Nippon Telegraph & Telephone
                                                 Corporation.......................      938,962        850,732       0.6
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN JAPAN            938,962        850,732       0.6
----------------------------------------------------------------------------------------------------------------------------
MEXICO           TELECOMMUNICATIONS    14,500    Telefonos de Mexico, S.A. de C.V.
                                                   (Telemex) (ADR)*................      914,790        705,969       0.5
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN MEXICO           914,790        705,969       0.5
----------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND      TELECOMMUNICATIONS    20,100    Telecom Corporation of New Zealand
                                                   Limited (ADR)*..................      477,195        717,319       0.5
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN NEW ZEALAND      477,195        717,319       0.5
----------------------------------------------------------------------------------------------------------------------------
PHILIPPINES      TELECOMMUNICATIONS    43,600    Philippine Long Distance Telephone
                                                   Company (ADR)*..................    1,270,791      1,130,875       0.8
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN THE
                                                 PHILIPPINES                           1,270,791      1,130,875       0.8
----------------------------------------------------------------------------------------------------------------------------
PORTUGAL         TELECOMMUNICATIONS    65,720    Portugal Telecom S.A. (ADR)*......    1,417,539      2,932,755       2.0
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC    29,940   EDP-Electricidade de Portugal,
                                                   S.A. (ADR)* ....................    1,333,900      1,334,201       0.9
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN PORTUGAL       2,751,439      4,266,956       2.9
----------------------------------------------------------------------------------------------------------------------------
SPAIN            TELECOMMUNICATIONS    43,554    Telefonica S.A. (ADR)*(e).........    1,681,058      5,896,123       4.1
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC   145,600   Endesa S.A. (ADR)*................    1,634,684      3,931,200       2.7
                                        7,500    Hidroelectrica del Cantabrico,
                                                   S.A.............................      251,742        414,936       0.3
                                      131,000    Iberdrola I, S.A..................      879,896      2,448,124       1.7
                                                                                     -----------   ------------     -----
                                                                                       2,766,322      6,794,260       4.7
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN SPAIN          4,447,380     12,690,383       8.8
----------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM   TELECOMMUNICATIONS    57,000    British Telecommunications PLC....      406,712        858,384       0.6
                                       10,000    British Telecommunications PLC
                                                   (ADR)*..........................      741,450      1,516,875       1.0
                                       88,284    Cable & Wireless PLC..............    1,126,481      1,085,038       0.8
                                       30,000    Vodafone Group PLC (ADR)*.........      859,933      4,833,750       3.3
                                                                                     -----------   ------------     -----
                                                                                       3,134,576      8,294,047       5.7
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC   167,500   National Power PLC................    1,238,839      1,442,989       1.0
                                       95,139    Powergen..........................      705,721      1,249,983       0.9
                                                                                     -----------   ------------     -----
                                                                                       1,944,560      2,692,972       1.9
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN THE UNITED
                                                 KINGDOM                               5,079,136     10,987,019       7.6
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                     SHARES                                                        VALUE       PERCENT OF
    COUNTRY           INDUSTRY        HELD          COMMON STOCKS & WARRANTS         COST        (NOTE 1A)     NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
UNITED STATES    TELECOMMUNICATIONS    17,000    AT&T Corp. ....................  $   683,145   $  1,279,250       0.9%
                                       30,000    +Airtouch Communications,
                                                   Inc. ........................      738,952      2,163,750       1.5
                                       51,600    Ameritech Corporation..........    1,030,404      3,270,150       2.2
                                       47,616    Bell Atlantic Corporation......    1,184,107      2,705,184       1.9
                                       64,000    BellSouth Corporation..........      985,120      3,192,000       2.2
                                       42,000    Frontier Corporation...........      969,520      1,428,000       1.0
                                       33,500    GTE Corporation................    1,124,815      2,259,156       1.5
                                       40,000    +MCI WorldCom, Inc. ...........    1,323,316      2,870,000       2.0
                                       46,600    SBC Communications Inc. .......      982,372      2,498,925       1.7
                                       21,000    Sprint Corporation.............      531,544      1,766,625       1.2
                                       10,500    +Sprint Corporation (PCS
                                                   Group).......................       68,289        242,812       0.2
                                       24,900    U S West, Inc.(f)..............      606,619      1,609,163       1.1
                                                                                  -----------   ------------     -----
                                                                                   10,228,203     25,285,015      17.4
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC    65,600   Allegheny Energy, Inc. ........    1,689,846      2,263,200       1.6
                                       25,000    American Electric Power
                                                   Company, Inc. ...............    1,092,125      1,176,563       0.8
                                       55,500    BEC Energy(b)..................    1,472,300      2,285,906       1.6
                                       38,192    Cinergy Corp. .................      885,217      1,312,850       0.9
                                       49,300    Consolidated Edison, Inc. .....    1,597,050      2,606,737       1.8
                                       31,500    DTE Energy Company.............      989,953      1,350,562       0.9
                                       31,000    Duke Energy Corporation........    1,172,492      1,985,937       1.4
                                       31,000    Edison International...........      544,360        864,125       0.6
                                       33,800    Energy East Corporation(c).....      932,936      1,909,700       1.3
                                       54,300    Entergy Corporation............    1,905,240      1,690,087       1.2
                                       21,500    FPL Group, Inc. ...............      985,059      1,324,937       0.9
                                       47,200    GPU, Inc. .....................    1,343,992      2,085,650       1.4
                                       26,200    Houston Industries
                                                   Incorporated.................      450,312        841,675       0.6
                                       89,100    NIPSCO Industries, Inc. .......    1,405,792      2,711,981       1.9
                                       44,000    New Century Energies, Inc. ....    1,312,146      2,145,000       1.5
                                       73,800    PECO Energy Company............    2,081,262      3,071,925       2.1
                                       72,800    PacifiCorp. ...................    1,401,416      1,533,350       1.1
                                       50,200    The Southern Company...........    1,041,077      1,458,937       1.0
                                       23,000    TECO Energy, Inc. .............      605,130        648,313       0.4
                                       42,000    Texas Utilities Company........    1,438,834      1,960,875       1.3
                                                                                  -----------   ------------     -----
                                                                                   24,346,539     35,228,310      24.3
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--GAS        28,800    The Coastal Corporation........      449,913      1,006,200       0.7
                                       36,800    El Paso Energy Corporation.....      660,653      1,281,100       0.9
                                       15,000    Enron Corporation..............      690,791        855,937       0.6
                                       33,000    KeySpan Energy (Warrants)(g)...      855,855      1,023,000       0.7
                                       26,100    National Fuel Gas Company......      788,314      1,179,394       0.8
                                       25,000    New Jersey Resources
                                                   Corporation..................      656,623        987,500       0.7
                                       50,000    Sempra Energy(d)...............    1,184,750      1,268,750       0.9
                                       16,600    Sonat Inc. ....................      551,950        449,237       0.3
                                       42,000    Washington Gas Light Company...      871,676      1,139,250       0.8
                                       55,800    The Williams Companies,
                                                   Inc. ........................      606,825      1,740,263       1.2
                                                                                  -----------   ------------     -----
                                                                                    7,317,350     10,930,631       7.6
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--WATER      33,300    Philadelphia Suburban
                                                   Corporation..................      722,194        984,431       0.7
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS & WARRANTS
                                                 IN THE UNITED STATES              42,614,286     72,428,387      50.0
-------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS IN COMMON
                                                 STOCKS & WARRANTS                 77,744,389    142,048,291      98.0
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONCLUDED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                      FACE                                                         VALUE       PERCENT OF
                                     AMOUNT           SHORT-TERM SECURITIES          COST        (NOTE 1A)     NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**                  $1,431,000   General Motors Acceptance
                                                 Corp., 5.13% due 1/04/1999.....  $ 1,430,184   $  1,430,184       1.0%
-------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS IN SHORT-
                                                 TERM SECURITIES                    1,430,184      1,430,184       1.0
-------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS..............  $79,174,573    143,478,475      99.0
                                                                                  ===========
                                                 OTHER ASSETS LESS
                                                 LIABILITIES....................                   1,499,677       1.0
                                                                                                ------------     -----
                                                 NET ASSETS.....................                $144,978,152     100.0%
                                                                                                ============     =====
-------------------------------------------------------------------------------------------------------------------------

* American Depositary Receipts (ADR).

** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

(a) Formerly Generale des Eaux.

(b) Formerly Boston Edison Co.

(c) Formerly New York State Electric Gas Corp.

(d) Acquired through merger of Pacific Enterprises and Enova Corp.

(e) Formerly Telefonica de Espana, S.A. (ADR).

(f) Formerly US West Communications Group.

(g) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustments under certain conditions until the expiration date.

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$79,174,573) (Note
  1a).......................................................               $143,478,475
Cash........................................................                        636
Receivables:
  Securities sold...........................................  $1,289,374
  Dividends.................................................     317,125
  Capital shares sold.......................................       4,335      1,610,834
                                                              ----------
Deferred organization expenses (Note 1f)....................                        684
Prepaid expenses and other assets...........................                      9,344
                                                                           ------------
Total assets................................................                145,099,973
                                                                           ------------
---------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Investment adviser (Note 2)...............................      71,617
  Capital shares redeemed...................................      18,415         90,032
                                                              ----------
Accrued expenses............................................                     31,789
                                                                           ------------
Total liabilities...........................................                    121,821
                                                                           ------------
---------------------------------------------------------------------------------------
NET ASSETS..................................................               $144,978,152
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000
  shares authorized+........................................               $    848,803
Paid-in capital in excess of par............................                 74,519,126
Undistributed investment income--net........................                    544,558
Undistributed realized capital gains on investments and
  foreign currency transactions--net........................                  4,759,506
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................                 64,306,159
                                                                           ------------
NET ASSETS..................................................               $144,978,152
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $144,978,152 and 8,488,025
  shares outstanding........................................               $      17.08
                                                                           ============
---------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1d & 1e):
Dividends (net of $211,003 foreign withholding tax).........                $ 4,043,136
Interest and discount earned................................                    201,695
                                                                            -----------
Total income................................................                  4,244,831
                                                                            -----------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $   829,080
Custodian fees..............................................       35,944
Accounting services (Note 2)................................       29,213
Printing and shareholder reports............................       19,463
Professional fees...........................................       12,798
Transfer agent fees (Note 2)................................        5,119
Directors' fees and expenses................................        2,999
Pricing services............................................        2,922
Amortization of organization expenses (Note 1f).............          867
Other.......................................................        3,516
                                                              -----------
Total expenses..............................................                    941,921
                                                                            -----------
Investment income--net......................................                  3,302,910
                                                                            -----------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET (NOTES 1b, 1c, 1e & 3):
Realized gain (loss) from:
  Investments--net..........................................    4,759,506
  Foreign currency transactions--net........................      (20,739)    4,738,767
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   21,823,721
  Foreign currency transactions--net........................        4,107    21,827,828
                                                              -----------   -----------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................                 26,566,595
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $29,869,505
                                                                            ===========
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                1998            1997
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  3,302,910    $  4,352,605
Realized gain on investments and foreign currency
  transactions--net.........................................     4,738,767       9,206,804
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........    21,827,828      17,640,203
                                                              ------------    ------------
Net increase in net assets resulting from operations........    29,869,505      31,199,612
                                                              ------------    ------------
------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1g):
Investment income--net:
  Class A...................................................    (3,589,798)     (4,603,931)
Realized gain on investments--net:
  Class A...................................................    (6,606,938)             --
                                                              ------------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................   (10,196,736)     (4,603,931)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net decrease in net assets derived from capital shares
  transactions..............................................   (12,900,783)    (30,827,316)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................     6,771,986      (4,231,635)
Beginning of year...........................................   138,206,166     142,437,801
                                                              ------------    ------------
End of year*................................................  $144,978,152    $138,206,166
                                                              ============    ============
------------------------------------------------------------------------------------------
* Undistributed investment income--net (Note 1h)............  $    544,558    $    852,184
                                                              ============    ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                      CLASS A
FINANCIAL STATEMENTS.                                      --------------------------------------------------------
                                                                       FOR THE YEAR ENDED DECEMBER 31,
                                                           --------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                     1998+        1997        1996        1995        1994
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......................  $  14.84    $  12.19    $  11.30    $   9.45    $  10.66
                                                           --------    --------    --------    --------    --------
Investment income--net...................................       .36         .43         .46         .45         .35
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net.....................      2.99        2.66         .95        1.79       (1.25)
                                                           --------    --------    --------    --------    --------
Total from investment operations.........................      3.35        3.09        1.41        2.24        (.90)
                                                           --------    --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net.................................      (.40)       (.44)       (.52)       (.39)       (.29)
  Realized gain on investments--net......................      (.71)         --          --          --          --
  In excess of realized gain on investments--net.........        --          --          --          --        (.02)
                                                           --------    --------    --------    --------    --------
Total dividends and distributions........................     (1.11)       (.44)       (.52)       (.39)       (.31)
                                                           --------    --------    --------    --------    --------
Net asset value, end of year.............................  $  17.08    $  14.84    $  12.19    $  11.30    $   9.45
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.......................    24.06%      25.90%      12.96%      24.33%      (8.51%)
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................      .68%        .67%        .66%        .66%        .73%
                                                           ========    ========    ========    ========    ========
Investment income--net...................................     2.39%       3.21%       3.90%       4.44%       3.68%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...................  $144,978    $138,206    $142,438    $148,225    $126,243
                                                           ========    ========    ========    ========    ========
Portfolio turnover.......................................     5.20%       7.70%      11.39%      11.05%       9.52%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses.

+ Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Global Utility Focus Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write call and put options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it

--------------------------------------------------------------------------------

was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Trans-actions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Deferred organization expenses--Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years.

  (g) Dividends and distributions--Dividends from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date.

  (h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $20,738 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 0.60% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned $4,117 in commissions on the execution of portfolio security transactions for the Fund.

  For the year ended December 31, 1998, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, earned $29 for providing security price quotations to compute the Fund's net asset value.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

--------------------------------------------------------------------------------

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1998 were $6,980,476 and $25,977,923, respectively.

  Net realized gains (losses) for the year ended December 31, 1998 and net unrealized gains as of December 31, 1998 were as follows:

--------------------------------------------------------------------
                                           Realized      Unrealized
                                        Gains (Losses)      Gains
--------------------------------------------------------------------
Long-term investments.................    $4,759,506     $64,303,902
Foreign currency transactions.........       (20,739)          2,257
                                          ----------     -----------
Total.................................    $4,738,767     $64,306,159
                                          ==========     ===========
--------------------------------------------------------------------

  At December 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $64,303,902, of which $66,606,931 related to appreciated securities and $2,303,029 related to depreciated securities. At December 31, 1998, the aggregate cost of investments for Federal income tax purposes was $79,174,573.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions were $12,900,783 and $30,827,316 for the years ended December 31, 1998 and December 31, 1997, respectively.

  Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1998                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     539,702    $  8,222,908
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................     707,068      10,196,735
                                       ----------    ------------
Total issued.........................   1,246,770      18,419,643
Shares redeemed......................  (2,073,134)    (31,320,426)
                                       ----------    ------------
Net decrease.........................    (826,364)   $(12,900,783)
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1997                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     926,005    $ 12,113,010
Shares issued to shareholders in
 reinvestment of dividends...........     358,250       4,603,931
                                       ----------    ------------
Total issued.........................   1,284,255      16,716,941
Shares redeemed......................  (3,656,796)    (47,544,257)
                                       ----------    ------------
Net decrease.........................  (2,372,541)   $(30,827,316)
                                       ==========    ============


-----------------------------------------------------------------

5. SUBSEQUENT EVENT:

On January 4, 1999, the Company's Board of Directors declared an ordinary income dividend in the amount of $.082080 per Class A Share and a long-term capital gains distribution in the amount of $.543759 per Class A Share payable on January 11, 1999 to shareholders of record as of December 31, 1998.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
GLOBAL UTILITY FOCUS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Utility Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Global Utility Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 10, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
DECEMBER 31, 1998--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  Although the overall trend in US interest rates has been toward a downward shift in the entire Treasury yield curve for the year ended December 31, 1998, the long end of the curve underperformed the front end with the five-year sector recording the best overall performance. Specifically, the five-year sector fell 125 basis points (1.25%) during the year, compared to a 105 basis point and 80 basis point decline for the 10-year and 30-year sectors, respectively. Similarly, all fixed-income markets exhibited a significant degree of volatility, with yield spread relationships among the various types of bonds dramatically widening during the third quarter of 1998, only to recoup much of the widening during the final quarter. Federal agency securities likewise exhibited dramatic swings in spread relationships, and agency callable securities were among the most affected. Mortgage-backed securities (MBS) also experienced some volatility as the strong performance in the Treasury market accelerated prepayment speeds.

  For the 12-month period ended December 31, 1998, the Fund's total return was +8.76%, compared to a total return of +9.85% for the unmanaged Merrill Lynch US Treasury/Agency Master Index. With respect to the Fund's overall performance, the Fund fell modestly short of the Index, since its largest issuer weighting cannot exceed 55% of net assets. Specifically, pursuant to the US Treasury Department regulations, diversification standards must be met by investment company portfolios contained as an investment vehicle within a variable annuity policy. As a result, the Fund was limited to a 55% sector allocation in US Treasury securities, with the remaining assets invested in Federal agency securities. The Merrill Lynch US Treasury/ Agency Master Index had an 84% allocation to the Treasury market. Nevertheless, the Fund was able to recoup much of the gap via an overweighted position in Federal National Mortgage Association benchmark issues and Federal Home Loan Mortgage Corporation reference notes and an underweighted position in callable securities relative to the Index.

  Looking ahead, we expect the financial markets to remain extremely volatile with liquidity remaining at a premium. Although we do not expect the US economy to enter a deep recessionary environment, we do believe that the Federal Reserve Board may find it necessary to move back to a more accommodative posture as we head into the second quarter of 1999 and the domestic economy begins to slow. The Federal Reserve Board is clearly concerned about the global credit crunch that has developed as well as the negative implications that could arise as the global financial markets deleverage. Accordingly, we believe we may continue to emphasize liquidity and high-quality issues in the Fund's investment strategy process.

IN CONCLUSION

  We appreciate your investment in Government Bond Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategy with you in our next report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Christopher G. Ayoub
Christopher G. Ayoub
Senior Vice President and Portfolio Manager

/s/ Jay C. Harbeck
Jay C. Harbeck
Senior Vice President and Portfolio Manager

January 29, 1999
---------------------------------------------------------

  As of January 29, 1999, Jay C. Harbeck retired as Senior Vice President and Portfolio Manager of Government Bond Fund. His colleagues at Merrill Lynch Asset Management, L.P. join the Company's Board of Directors in wishing Mr. Harbeck well in his retirement.
---------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------
Government Bond Fund

Total Return Based on a $10,000 Investment-Class A Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Merrill Lynch US Treasury/Agency Master Index and the Merrill Lynch US Treasury 7-10 Years Index. Beginning and ending values are:

                                           5/02/94**          12/98
                                           ---------          -----
Government Bond
Fund+ -- Class A Shares*                    $10,000          $14,238

Merrill Lynch US Treasury/Agency
Master Index++                              $10,000          $14,728

Merrill Lynch US Treasury
7-10 Years Index+++                         $10,000          $15,493


  * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
 **  Commencement of operations.
  + Government Bond Fund invests in debt securities issued or guaranteed by the US Government, its agencies or instrumentalities.
 ++ This unmanaged Index is comprised of all US Government agency notes and bonds and US Treasury securities of more than one year.
+++  This unmanaged Index is comprised of intermediate-term US
     Government bonds and US Treasury securities maturing in 7-10 years.
        Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 12/31/98                                                       +8.76%
--------------------------------------------------------------------------------
Inception (5/02/94) through 12/31/98                                       +7.87
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                12 MONTH        6 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                    +8.76%         +4.77%

--------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns. Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                 FACE                                                                        VALUE
                                AMOUNT                         ISSUE                           COST        (NOTE 1A)
----------------------------------------------------------------------------------------------------------------------
                                            US GOVERNMENT & AGENCY OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------
FEDERAL FARM CREDIT                         Federal Farm Credit Bank:
BANK--2.7%                    $ 2,000,000     6.27% due 7/10/2002......................    $  2,013,620   $  2,071,560
                                7,000,000     6.40% due 10/09/2007.....................       7,075,390      7,481,250
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL FEDERAL FARM CREDIT BANK                    9,089,010      9,552,810
----------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN                           Federal Home Loan Bank:
BANK--9.9%                     13,575,000     6.055% due 7/28/2000.....................      13,634,730     13,791,386
                               11,000,000     5.125% due 9/15/2003.....................      11,105,050     10,996,590
                                4,635,000     6.175% due 4/17/2008.....................       4,606,031      4,717,549
                                5,000,000     5.80% due 9/02/2008......................       5,119,550      5,175,000
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL FEDERAL HOME LOAN BANK                     34,465,361     34,680,525
----------------------------------------------------------------------------------------------------------------------
FEDERAL HOME                                Federal Home Loan Mortgage Corporation:
LOAN MORTGAGE                  10,000,000     7.125% due 7/21/1999.....................      10,212,200     10,112,500
CORPORATION--12.7%              4,000,000     5.75% due 7/15/2003......................       4,099,160      4,103,120
                                5,000,000     8.065% due 1/27/2005.....................       5,540,700      5,714,050
                                3,000,000     7.14% due 9/13/2006......................       3,064,440      3,326,730
                                4,000,000     7.935% due 9/13/2006.....................       4,018,750      4,075,640
                               12,000,000     5.75% due 4/15/2008......................      12,425,415     12,406,920
                                5,000,000     5.50% due 2/15/2028+.....................       4,775,781      4,784,450
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL FEDERAL HOME LOAN MORTGAGE
                                            CORPORATION                                      44,136,446     44,523,410
----------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL                            Federal National Mortgage Association:
MORTGAGE                        2,000,000     8.90% due 6/12/2000......................       2,171,480      2,107,500
ASSOCIATION--11.4%              1,045,000     7.50% due 2/11/2002......................       1,088,232      1,117,983
                                5,000,000     6% due 11/04/2002........................       5,011,960      5,143,750
                                5,000,000     5.75% due 4/15/2003......................       5,185,300      5,132,800
                                4,000,000     7.40% due 7/01/2004......................       4,157,540      4,407,480
                                  500,000     7.85% due 9/10/2004......................         499,297        509,140
                                4,000,000     7.65% due 3/10/2005......................       4,498,040      4,494,360
                                5,500,000     6.417% due 3/25/2007+....................       5,555,000      5,605,325
                               10,960,857     6.175% due 8/01/2008+....................      11,002,389     11,324,734
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION      39,169,238     39,843,072
----------------------------------------------------------------------------------------------------------------------
GOVERNMENT                      3,500,000   Government National Mortgage
NATIONAL MORTGAGE                             Association, Series 1998-14,
ASSOCIATION--1.0%                             6.375% due 11/20/2026+...................       3,473,203      3,532,795
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL GOVERNMENT NATIONAL MORTGAGE
                                            ASSOCIATION                                       3,473,203      3,532,795
----------------------------------------------------------------------------------------------------------------------
PRIVATE EXPORT                              Private Export Funding Corporation:
FUNDING CORPORATION--6.1%       3,895,000     5.50% due 3/15/2001......................       3,847,286      3,928,341
                                3,335,000     7.01% due 4/30/2004......................       3,643,588      3,622,977
                               11,000,000     6.31% due 9/30/2004......................      11,108,350     11,607,530
                                2,000,000     7.11% due 4/15/2007......................       2,145,460      2,219,680
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL PRIVATE EXPORT FUNDING CORPORATION         20,744,684     21,378,528
----------------------------------------------------------------------------------------------------------------------
STUDENT LOAN                    8,000,000   Student Loan Marketing Association,
MARKETING ASSOCIATION--2.3%                   7.50% due 3/08/2000......................       8,266,160      8,227,520
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL STUDENT LOAN MARKETING ASSOCIATION          8,266,160      8,227,520
----------------------------------------------------------------------------------------------------------------------
TENNESSEE VALLEY                            Tennessee Valley Authority:
AUTHORITY--5.2%                 5,000,000     5.375% due 11/13/2008....................       5,005,200      5,013,300
                                5,000,000     6.25% due 12/15/2017.....................       5,270,200      5,185,950
                                7,000,000     6.75% due 11/01/2025.....................       7,966,770      7,906,570
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL TENNESSEE VALLEY AUTHORITY                 18,242,170     18,105,820
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONCLUDED)
--------------------------------------------------------------------------------

                                 FACE                                                                        VALUE
                                AMOUNT                         ISSUE                           COST        (NOTE 1A)
----------------------------------------------------------------------------------------------------------------------
                                            US GOVERNMENT & AGENCY OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------
US TREASURY BONDS &                         US Treasury Bonds:
NOTES--36.1%                  $ 2,000,000     10.625% due 8/15/2015....................    $  2,826,250   $  3,176,240
                                1,500,000     9.25% due 2/15/2016......................       1,862,344      2,152,035
                                2,500,000     7.50% due 11/15/2016.....................       2,999,609      3,105,475
                                7,500,000     8.875% due 8/15/2017.....................       9,044,297     10,564,425
                                1,000,000     8.75% due 5/15/2020......................       1,216,406      1,420,160
                                1,500,000     8.125% due 5/15/2021.....................       1,892,930      2,023,590
                                9,500,000     8.125% due 8/15/2021.....................      11,135,078     12,836,875
                                6,000,000     7.50% due 11/15/2024.....................       6,390,937      7,775,640
                                3,000,000     6.50% due 11/15/2026.....................       2,861,641      3,488,430
                                3,000,000     6.375% due 8/15/2027.....................       3,256,406      3,448,110
                                8,000,000     6.125% due 11/15/2027....................       8,684,062      8,954,960
                                3,000,000     5.50% due 8/15/2028......................       3,201,250      3,140,160
                                            US Treasury Notes:
                                1,000,000     5.875% due 8/31/1999.....................       1,000,937      1,007,810
                                4,000,000     7.75% due 12/31/1999.....................       4,181,562      4,119,360
                                5,000,000     8.50% due 11/15/2000.....................       5,409,766      5,340,600
                                3,000,000     5.625% due 2/28/2001.....................       3,022,266      3,060,000
                                4,500,000     6.375% due 3/31/2001.....................       4,604,766      4,664,520
                                3,000,000     7.875% due 8/15/2001.....................       3,195,937      3,234,360
                                3,000,000     6.25% due 10/31/2001.....................       3,044,062      3,125,610
                                5,000,000     7.50% due 11/15/2001.....................       5,140,469      5,376,550
                                7,000,000     6.625% due 4/30/2002.....................       7,445,703      7,407,960
                                3,000,000     7.50% due 5/15/2002......................       3,302,812      3,257,340
                                1,500,000     6.375% due 8/15/2002.....................       1,497,422      1,582,260
                                3,000,000     5.25% due 8/15/2003......................       2,988,516      3,076,410
                                7,500,000     5.75% due 8/15/2003......................       7,965,352      7,831,650
                                4,000,000     11.875% due 11/15/2003...................       5,235,469      5,220,640
                                1,500,000     5.50% due 2/15/2008......................       1,540,313      1,589,535
                                4,250,000     5.625% due 5/15/2008.....................       4,664,883      4,534,877
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL US TREASURY BONDS & NOTES                 119,611,445    126,515,582
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL US GOVERNMENT & AGENCY
                                            OBLIGATIONS--87.4%                              297,197,717    306,360,062
----------------------------------------------------------------------------------------------------------------------
                                                SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
REPURCHASE                     17,400,000   Warburg Dillon Read LLC, purchased on
AGREEMENTS**--5.0%                            12/31/1998 to yield 4.75% to 1/04/1999...      17,400,000     17,400,000
----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY           10,185,000   Federal Home Loan Mortgage Corporation,
OBLIGATIONS*--6.2%                            4.70% due 1/14/1999......................      10,166,384     10,166,384
                               11,663,000   Federal National Mortgage Association,
                                              4.50% due 1/05/1999......................      11,655,711     11,655,711
                                                                                           ------------   ------------
                                                                                             21,822,095     21,822,095
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL SHORT-TERM SECURITIES--11.2%               39,222,095     39,222,095
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENTS--98.6%...................    $336,419,812    345,582,157
                                                                                           ============
                                            OTHER ASSETS LESS LIABILITIES--1.4%........                      4,833,489
                                                                                                          ------------
                                            NET ASSETS--100.0%.........................                   $350,415,646
                                                                                                          ============

--------------------------------------------------------------------------------

* Certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
** Repurchase Agreements are fully collateralized by US Government Obligations. + Subject to principal paydowns.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$336,419,812) (Note
  1a).......................................................              $345,582,157
Cash........................................................                       127
Receivables:
  Interest..................................................  $4,745,459
  Capital shares sold.......................................     295,120     5,040,579
                                                              ----------
Prepaid expenses and other assets...........................                    25,452
                                                                          ------------
Total assets................................................               350,648,315
                                                                          ------------
--------------------------------------------------------------------------------------
LIABILITIES:
Investment adviser payable (Note 2).........................                   146,149
Accrued expenses and other liabilities......................                    86,520
                                                                          ------------
Total liabilities...........................................                   232,669
                                                                          ------------
--------------------------------------------------------------------------------------
NET ASSETS..................................................              $350,415,646
                                                                          ============
--------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000
  shares authorized+........................................              $  3,221,948
Paid-in capital in excess of par............................               336,111,076
Undistributed investment income--net........................                 1,579,841
Undistributed realized capital gains on investments--net....                   340,436
Unrealized appreciation on investments--net.................                 9,162,345
                                                                          ------------
NET ASSETS..................................................              $350,415,646
                                                                          ============
--------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $350,415,646 and 32,219,483
  shares outstanding........................................              $      10.88
                                                                          ============
--------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
STATEMENT OF OPERATIONS AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1D):
Interest and discount earned................................               $14,809,597
Other income................................................                    78,432
                                                                           -----------
Total income................................................                14,888,029
                                                                           -----------
--------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $1,195,999
Accounting services (Note 2)................................      50,411
Printing and shareholder reports............................      27,398
Custodian fees..............................................      22,571
Professional fees...........................................      16,623
Registration fees...........................................      13,855
Transfer agent fees (Note 2)................................       5,119
Directors' fees and expenses................................       4,190
Pricing services............................................       3,341
Other.......................................................       2,667
                                                              ----------
Total expenses..............................................                 1,342,174
                                                                           -----------
Investment income--net......................................                13,545,855
                                                                           -----------
--------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS--NET (NOTES 1D &
  3):
Realized gain on investments--net...........................                 1,052,590
Change in unrealized appreciation on investments--net.......                 4,754,422
                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $19,352,867
                                                                           ===========
--------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS:                                1998           1997
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $ 13,545,855   $  8,463,282
Realized gain on investments--net...........................     1,052,590        974,626
Change in unrealized appreciation on investments--net.......     4,754,422      3,456,357
                                                              ------------   ------------
Net increase in net assets resulting from operations........    19,352,867     12,894,265
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1e):
Investment income--net:
  Class A...................................................   (12,902,841)    (8,011,058)
Realized gain on investments--net:
  Class A...................................................      (687,846)      (820,212)
In excess of realized gain on investments--net:
  Class A...................................................            --        (24,308)
                                                              ------------   ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................   (13,590,687)    (8,855,578)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase in net assets derived from capital share
  transactions..............................................   164,833,095     86,200,892
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................   170,595,275     90,239,579
Beginning of year...........................................   179,820,371     89,580,792
                                                              ------------   ------------
End of year*................................................  $350,415,646   $179,820,371
                                                              ============   ============
-----------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $  1,579,841   $    936,827
                                                              ============   ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                 CLASS A
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE         ----------------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS.                                                                                 FOR THE PERIOD
                                                            FOR THE YEAR ENDED DECEMBER 31,          MAY 2, 1994+ TO
                                                     ---------------------------------------------     DECEMBER 31,
INCREASE (DECREASE) IN NET ASSET VALUE:                1998         1997        1996        1995           1994
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............  $  10.60     $  10.40     $ 10.79     $  9.97       $ 10.00
                                                     --------     --------     -------     -------       -------
Investment income--net.............................       .59          .63         .65         .62           .25
Realized and unrealized gain (loss) on
  investments--net.................................       .31          .25        (.36)        .81          (.07)
                                                     --------     --------     -------     -------       -------
Total from investment operations...................       .90          .88         .29        1.43           .18
                                                     --------     --------     -------     -------       -------
Less dividends and distributions:
  Investment income--net...........................      (.60)        (.63)       (.64)       (.61)         (.21)
  Realized gain on investments--net................      (.02)        (.05)       (.04)         --            --
  In excess of realized gain on investments--net...        --           --++        --          --            --
                                                     --------     --------     -------     -------       -------
Total dividends and distributions..................      (.62)        (.68)       (.68)       (.61)         (.21)
                                                     --------     --------     -------     -------       -------
Net asset value, end of period.....................  $  10.88     $  10.60     $ 10.40     $ 10.79       $  9.97
                                                     ========     ========     =======     =======       =======
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.................     8.76%        8.88%       2.86%      14.83%       1.79%++
                                                     ========     ========     =======     =======       =======
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement.....................      .56%         .51%        .15%        .00%         .00%*
                                                     ========     ========     =======     =======       =======
Expenses...........................................      .56%         .57%        .59%        .66%         .80%*
                                                     ========     ========     =======     =======       =======
Investment income--net.............................     5.66%        6.26%       6.39%       6.28%        4.66%*
                                                     ========     ========     =======     =======       =======
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...........  $350,416     $179,820     $89,581     $40,996       $17,811
                                                     ========     ========     =======     =======       =======
Portfolio turnover.................................    43.10%      117.65%      21.23%      45.39%       103.03%
                                                     ========     ========     =======     =======       =======
---------------------------------------------------------------------------------------------------------------------

* Annualized.
** Total investment returns exclude insurance-related fees and expenses. + Commencement of operations.
++ Amount is less than $.01 per share.
++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Government Bond Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.50% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 1998, Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, earned $2,880 for providing security

--------------------------------------------------------------------------------

price quotations to compute the Fund's net asset value.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.
  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. INVESTMENTS:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1998 were $229,204,935 and $96,088,242, respectively.

  Net realized gains (losses) for the year ended December 31, 1998 and net unrealized gains as of December 31, 1998 were as follows:

------------------------------------------------------------------
                                         Realized       Unrealized
                                      Gains (Losses)      Gains
------------------------------------------------------------------
Long-term investments...............    $1,052,733      $9,162,345
Short-term investments..............          (143)             --
                                        ----------      ----------
Total...............................    $1,052,590      $9,162,345
                                        ==========      ==========
------------------------------------------------------------------

  At December 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $9,159,845, of which $10,264,570 related to appreciated securities and $1,104,725 related to depreciated securities. At December 31, 1998, the aggregate cost of investments for Federal income tax purposes was $336,422,312.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions were $164,833,095 and $86,200,892 for the years ended December 31, 1998 and December 31, 1997, respectively.

  Transactions in capital shares were as follows:

-----------------------------------------------------------------
  Class A Shares for the Year Ended                     Dollar
          December 31, 1998              Shares         Amount
-----------------------------------------------------------------
Shares sold..........................  14,779,601    $159,800,815
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   1,267,563      13,590,688
                                       ----------    ------------
Total issued.........................  16,047,164     173,391,503
Shares redeemed......................    (799,020)     (8,558,408)
                                       ----------    ------------
Net increase.........................  15,248,144    $164,833,095
                                       ==========    ============
-----------------------------------------------------------------

--------------------------------------------------------------------
Class A Shares for the Year Ended December                 Dollar
                 31, 1997                    Shares        Amount
--------------------------------------------------------------------
Shares sold.............................    7,848,272    $80,971,426
Shares issued to shareholders in
 reinvestment of dividends and
 distributions..........................      854,723      8,855,578
                                            ---------    -----------
Total issued............................    8,702,995     89,827,004
Shares redeemed.........................     (348,658)    (3,626,112)
                                            ---------    -----------
Net increase............................    8,354,337    $86,200,892
                                            =========    ===========
--------------------------------------------------------------------

5. LOANED SECURITIES:

At December 31, 1998, the Fund held US Treasury Bonds having an aggregate value of approximately $4,691,000 as collateral for portfolio securities loaned having a market value of approximately $4,535,000.

6. SUBSEQUENT EVENT:

On January 4, 1999, the Company's Board of Directors declared an ordinary income dividend in the amount of $0.049038 per Class A Share payable on January 11, 1999 to shareholders of record as of December 31, 1998.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
GOVERNMENT BOND FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Government Bond Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period May 2, 1994 (commencement of operations) to December 31, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Government Bond Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 10, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
DECEMBER 31, 1998--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  During 1998, stock and bond market volatility reflected shifting investor perceptions regarding global economic prospects. Investor optimism early in the year gave way to expectations of deteriorating corporate profits and signs of a weakening economy by late summer. Further concerns arose from the precarious state of the Russian and other emerging market economies. As a result, world stock markets declined in the July--September period. At the same time, the uncertain economic picture and the resulting flight to quality by investors pushed the 30-year US Treasury bond to record low yields. Yields also declined in sovereign bond markets of other major industrialized countries. In contrast, corporate bonds, mortgage-backed securities and emerging markets debt underperformed Treasury securities by a wide margin.

FISCAL YEAR IN REVIEW

  During a year of exceptional gyrations in global financial markets, the high-yield market fared poorly. Events which contributed to 1998's volatility included Russia's default on its sovereign debt, the economic meltdown in many Pacific Rim nations, most notably Indonesia, and the collapse and bailout of a prominent US hedge fund. After a massive sell-off and flight to quality in the third quarter of 1998, three successive interest rate cuts by the Federal Reserve Board in the fall boosted investor confidence in both the equity and fixed-income markets. The high-yield markets rebounded in the fourth quarter, particularly in the month of November, but ended up lagging the strong returns posted by the US Treasury and equity markets. Specifically, the unmanaged Credit Suisse First Boston High Yield Index registered a total return of +0.58% for the year, compared to the US Treasury return of +12.25% and the total returns in the unmanaged Standard & Poor's 500 Index's remarkable advance of 28.58%.

  During the 12-month period ended December 31, 1998, a record volume of new issues came to the high-yield market despite a month-long hiatus in the third quarter caused by soaring spreads and cash outflows from mutual funds. New issues totaled $138.9 billion (691 issues) for the year, up moderately from 1997's total of $126.0 billion (706 issues). Credits in the media/telecommunications sector were the most active, accounting for close to 40% of new-issue volume. Many of the issuers in this capital-hungry sector are build-out stage enterprises with little or no cash flow.

  A recent study of corporate defaults by a major high-yield underwriter revealed that the rate rose to 1.16% in 1998, up from 0.99% in 1997, but still well below the 1977-1998 average of 2.30%. We would expect this upward trend to continue in the new year, as 1998 saw an increasing percentage of new issuance in the B- or lower category. Moreover, it marked the first year since 1995 that rating-agency downgrades outnumbered upgrades. Finally, our expectation of a softening economy in 1999 is also likely to contribute to the uptick in defaults.

  During the year ended December 31, 1998, the Fund's Class A Shares had a total return of -3.09%. The Fund underperformed the Credit Suisse First Boston High Yield Index, largely because of the Fund's heavier weightings in emerging markets, which were pummeled by political and economic turmoil in Russia, Asia and Latin America. Also, the Fund's performance was negatively affected by our overweighted position in the energy sector, the worst-performing sector in the Index. Deterioration in selected credits was also a factor.

  Our holdings in emerging markets are mostly strong corporate credits with significant positions in their home markets. Accordingly, we believe the default risk on these securities is low. Oil prices were at a 12-year low in 1998, and natural gas prices, day rates and rig utilization in the service sector have also been weak. As a result, several of our energy bonds traded at distressed levels. However, the number of private equity infusions and mergers that have been announced in recent months is a positive sign. In that regard, investment grade-rated Nabors Industries Inc., the largest US driller of land-based oil and natural gas wells, announced in mid-January 1999 that it would acquire Pool Energy Services Co., a Fund holding. Pool's bond shot up about ten points on the news.

  During the second half of 1998, we were cautious in our purchasing activity because of liquidity concerns, particularly in the third quarter. In the primary market, our major purchases included the bonds of Allied Waste North America, the third-largest solid waste management company in the United States; Ball Corp., the largest beverage can producer in North America; Chancellor Media Corp., a diversified media company that owns the nation's largest group of radio stations; Cogentrix Energy Inc., an independent power producer; and

--------------------------------------------------------------------------------

Metromedia Fiber Network, a builder of fiber optic infrastructure in the local loop. We sold our Metromedia Fiber Network bonds after they surged over four points in their first day of trading, since we believed they were fully valued. We view the other four credits, all of which have senior or implied senior ratings of at least Ba2/BB-, as core holdings. All have performed quite well in the aftermarket.

  In the secondary market, we added to some of our existing holdings, including Orange PLC, an operator of a digital wireless network in the United Kingdom, and Tekni-Plex, Inc., a vertically integrated manufacturer of plastic packaging. Tekni-Plex was a particularly timely transaction, since the bond climbed approximately nine points since our purchase. We took advantage of the November rally by trimming our steel holdings, and sold our WCI Steel Inc. position at an attractive price. Shortly thereafter, the company reported lower earnings for its fiscal fourth quarter. We also sold our position in AEP Industries, Inc., a somewhat cyclical packaging company that has reported results below the guidance provided by management on the roadshow.

  Looking ahead, we believe that the high-yield market in the first half of 1999 will continue to be volatile because of equity market fluctuations, political/economic news in emerging markets, concerns about corporate earnings in the face of a slowing US economy, and possible supply/demand imbalances. Nevertheless, we believe high-yield securities remain an attractive asset class. Moreover, investors appear to be discounting both a dramatic slowdown in the North American economy and a sharp increase in default statistics. In our view, neither of these is likely. Accordingly, we believe the high-yield market offers good value at current levels. With a heavy new-issue calendar looming, we intend to selectively add higher-quality, more recession-resistant credits to the Fund.

  At year-end, communications and media remained our largest broad industry category, totaling 29.3% of net assets. Of the more narrowly classified sectors, the largest industries were: energy, 7.6% of net assets; domestic cable, 6.1%; packaging, 4.4%; utilities, 4.1%; and broadcasting, 3.3%. Non-US bonds comprised 19.2% of the Fund, with emerging markets issues (primarily Latin American corporates) accounting for 10.0% of net assets. At December 31, 1998, the average portfolio maturity was seven years, one month, and cash and cash equivalents stood at 4.2% of net assets.

IN CONCLUSION

  We thank you for your continued interest in High Current Income Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategy with you in our next report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Robert F. Murrary
Robert F. Murray
Vice President and Portfolio Manager

February 5, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------
High Current Income Fund

Total Return Based on a $10,000 Investment-Class A Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Credit Suisse First Boston High Yield Index. Beginning and ending values are:

                                             12/98            12/98
                                             -----            -----
High Current Income Fund+
-- Class A Shares*                          $10,000          $26,826

Credit Suisse First Boston High
Yield Index++                               $10,000          $27,744


* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.

+ High Current Income Fund invests principally in fixed-income securities, which are rated in the lower rating categories of the established rating services or in unrated securities of comparable quality.

++ This unmanaged market-weighted Index of high-yield debt securities is comprised of 423 securities rated BBB or lower.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------

                       PERIOD COVERED                         % RETURN
----------------------------------------------------------------------
Year Ended 12/31/98                                            - 3.09%
----------------------------------------------------------------------
Five Years Ended 12/31/98                                      + 6.23
----------------------------------------------------------------------
Ten Years Ended 12/31/98                                       +10.37
----------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                12 MONTH        6 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                   -3.09%          -6.08%
------------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns. Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE                                                            VALUE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                    ISSUE                  COST          (NOTE 1A)
---------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.6%   B         B2       $ 3,000,000      L-3 Communications Corp.,
                                                                  Series B, 10.375% due
                                                                  5/01/2007.................  $   3,000,000   $   3,292,500
---------------------------------------------------------------------------------------------------------------------------
AIRLINES--0.9%              BB        Ba2        4,000,000      USAir Inc., 10.375% due
                                                                  3/01/2013.................      3,935,000       4,630,760
---------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--1.8%            B+        B3         5,000,000      Breed Technologies Inc.,
                                                                  9.25% due 4/15/2008(e)....      5,000,000       4,375,000
                            B         B2         2,000,000      Collins & Aikman Products,
                                                                  11.50% due 4/15/2006......      2,000,000       2,080,000
                            B+        B2         3,000,000      Venture Holdings Trust,
                                                                  9.50% due 7/01/2005.......      2,914,664       2,985,000
                                                                                              -------------   -------------
                                                                                                  9,914,664       9,440,000
---------------------------------------------------------------------------------------------------------------------------
BROADCASTING--              B         B1         3,000,000      Chancellor Media Corp.,
RADIO & TV--3.3%                                                  9% due 10/01/2008(e)......      3,000,000       3,165,000
                            CCC+      B3         2,000,000      Cumulus Media, Inc.,
                                                                  10.375% due 7/01/2008.....      2,000,000       2,120,000
                            CCC+      B3         3,000,000      Paxson Communications
                                                                  Corporation, 11.625% due
                                                                  10/01/2002................      3,223,750       3,045,000
                            B-        B3         1,278,000      SFX Broadcasting Inc.,
                                                                  Series B, 10.75% due
                                                                  5/15/2006.................      1,271,610       1,418,580
                            B-        B3         2,500,000      Salem Communications Corp.,
                                                                  9.50% due 10/01/2007......      2,551,250       2,575,000
                                                                Sinclair Broadcast Group
                                                                  Inc.:
                            B         B2         2,000,000      10% due 9/30/2005...........      1,993,750       2,120,000
                            B         B2         3,000,000      8.75% due 12/15/2007........      2,988,240       3,030,000
                                                                                              -------------   -------------
                                                                                                 17,028,600      17,473,580
---------------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS--0.6%    B+        B1         3,000,000      Nortek, Inc., 9.125% due
                                                                  9/01/2007.................      2,975,760       3,090,000
---------------------------------------------------------------------------------------------------------------------------
CABLE--4.8%                 CCC       Ca         2,838,901      American Telecasting, Inc.,
                                                                  13.646% due
                                                                  6/15/2004(d)..............      2,665,607         482,613
                            B-        B3         1,500,000      Avalon Cable of Michigan,
                                                                  9.375% due
                                                                  12/01/2008(e).............      1,500,000       1,533,750
                                                                Century Communications
                                                                  Corporation:
                            BB-       Ba3        3,000,000      9.50% due 3/01/2005.........      2,953,750       3,390,000
                            BB-       Ba3        2,500,000      8.375% due 12/15/2007.......      2,454,475       2,675,000
                            B         B2         4,000,000      Intermedia Capital Partners
                                                                  L.P., 11.25% due
                                                                  8/01/2006.................      3,997,500       4,500,000
                            BB+       Ba3        5,000,000      Lenfest Communications,
                                                                  Inc., 8.375% due
                                                                  11/01/2005................      4,627,500       5,400,000
                            B         B1         4,000,000      Olympus Communications
                                                                  L.P./Capital Corp.,
                                                                  Series B, 10.625%
                                                                  due 11/15/2006............      4,000,000       4,400,000
                            BB+       Ba2        2,000,000      TCI Communications Finance
                                                                  Inc., 9.65% due
                                                                  3/31/2027.................      2,052,500       2,469,680
                                                                                              -------------   -------------
                                                                                                 24,251,332      24,851,043
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE                                                            VALUE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                    ISSUE                  COST          (NOTE 1A)
---------------------------------------------------------------------------------------------------------------------------
CABLE--                                                         Australis Media Ltd.(c)(g):
INTERNATIONAL--2.9%         D         C        $   136,859      1.75%/15.75% due
                                                                  5/15/2003.................  $      75,292   $       1,369
                            NR*       NR*        8,000,000      1.75%/15.75% due
                                                                  5/15/2003(h)..............      5,575,080          80,000
                                                                NTL, Inc.:
                            B-        B3         2,000,000      10% due 2/15/2007...........      1,955,000       2,050,000
                            B-        B3         5,500,000      Series B, 10.98% due
                                                                  2/01/2006(d)..............      4,440,156       4,510,000
                            B+        B1         7,000,000      TeleWest Communications PLC,
                                                                  11.45% due
                                                                  10/01/2007(d).............      5,639,417       5,827,500
                            B         B3         5,000,000      United International
                                                                  Holdings, Series B, 10.75%
                                                                  due 2/15/2008(d)..........      3,259,208       2,700,000
                                                                                              -------------   -------------
                                                                                                 20,944,153      15,168,869
---------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--3.2%         B+        B1         4,000,000      Bucyrus International,
                                                                  9.75% due 9/15/2007.......      4,000,000       2,970,000
                            B         B2         4,000,000      Columbus McKinnon Corp.,
                                                                  8.50% due 4/01/2008.......      3,989,360       3,760,000
                            B-        B3         4,500,000      International Wire Group,
                                                                  Inc., 11.75% due
                                                                  6/01/2005.................      4,490,625       4,736,250
                            B         B3         4,750,000      Morris Materials Handling,
                                                                  9.50% due 4/01/2008.......      4,705,000       3,515,000
                            B-        B3         2,000,000      Terex Corp., 8.875% due
                                                                  4/01/2008.................      1,965,000       1,960,000
                                                                                              -------------   -------------
                                                                                                 19,149,985      16,941,250
---------------------------------------------------------------------------------------------------------------------------
CHEMICALS--2.3%             BB-       Ba3        3,100,000      Agricultural, Minerals and
                                                                  Chemicals Inc., 10.75%
                                                                  due 9/30/2003.............      3,119,125       3,162,000
                            B-        B3         5,000,000      Great Lakes Carbon Corp.,
                                                                  Series B, 11.75% due
                                                                  5/15/2008(a)..............      5,000,000       5,037,500
                            BB-       Ba3        3,500,000      ISP Holdings Inc., 9.75% due
                                                                  2/15/2002.................      3,500,000       3,718,750
                                                                                              -------------   -------------
                                                                                                 11,619,125      11,918,250
---------------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES--         CCC       Caa1       3,000,000      Dictaphone Corp., 11.75% due
ELECTRONICS--2.0%                                                 8/01/2005.................      2,943,750       2,250,000
                            B         B2         4,000,000      Hadco Corp., 9.50% due
                                                                  6/15/2008.................      3,986,400       3,960,000
                            B-        B3         4,000,000      PSINet, Inc., 10% due
                                                                  2/15/2005.................      4,000,000       3,960,000
                                                                                              -------------   -------------
                                                                                                 10,930,150      10,170,000
---------------------------------------------------------------------------------------------------------------------------
CONGLOMERATES--1.0%         B-        B3         2,000,000      Eagle-Picher Industries,
                                                                  9.375% due 3/01/2008......      1,996,720       1,880,000
                                                                Sequa Corp.:
                            BB        Ba2          750,000      9.625% due 10/15/1999.......        740,625         765,000
                            B+        B1         2,500,000      9.375% due 12/15/2003.......      2,512,813       2,543,750
                                                                                              -------------   -------------
                                                                                                  5,250,158       5,188,750
---------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS--0.7%     B+        B1         2,500,000      Playtex Products, Inc.,
                                                                  Series B, 8.875% due
                                                                  7/15/2004.................      2,520,625       2,618,750
                            B-        B3         1,500,000      Syratech Corp., 11% due
                                                                  4/15/2007.................      1,230,000       1,215,000
                                                                                              -------------   -------------
                                                                                                  3,750,625       3,833,750
---------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED--1.0%           B-        B2         2,000,000      Koppers Industries, Inc.,
                                                                  9.875% due 12/01/2007.....      2,000,000       1,960,000
                            B+        B3         4,000,000      RBX Corp, 12% due
                                                                  1/15/2003.................      4,022,500       3,240,000
                                                                                              -------------   -------------
                                                                                                  6,022,500       5,200,000
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE                                                            VALUE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                    ISSUE                  COST          (NOTE 1A)
---------------------------------------------------------------------------------------------------------------------------
ENERGY--7.6%                B-        B3       $ 2,000,000      Bellwether Exploration,
                                                                  10.875% due 4/01/2007.....  $   2,000,000   $   2,020,000
                            B         B2         4,500,000      Benton Oil and Gas Co.,
                                                                  11.625% due 5/01/2003.....      4,500,000       2,610,000
                                                                Chesapeake Energy Corp.:
                            B         B3         2,000,000      9.125% due 4/15/2006........      1,995,100       1,480,000
                            B         B3         1,500,000      Series B, 9.625% due
                                                                  5/01/2005.................      1,500,000       1,125,000
                            B+        B3         2,500,000      Clark USA Inc., Series B,
                                                                  10.875% due 12/01/2005....      2,738,125       2,325,000
                            B         B2         4,000,000      Energy Corp. of America,
                                                                  9.50% due 5/15/2007.......      4,000,000       3,700,000
                            B+        B1         2,000,000      Hvide Marine, Inc., 8.375%
                                                                  due 2/15/2008.............      2,000,000       1,600,000
                            B-        B3         2,200,000      KCS Energy Inc., 8.875% due
                                                                  1/15/2008.................      2,178,000       1,540,000
                            BB+       Ba3        2,000,000      Market Hub Partners,
                                                                  8.25% due 3/01/2008.......      2,030,000       2,030,000
                            B         B3         5,000,000      Northern Offshore ASA,
                                                                  10% due 5/15/2005(e)......      5,000,000       2,600,000
                                                                Parker Drilling Co.:
                            B+        B1         1,750,000      9.75% due 11/15/2006........      1,758,750       1,575,000
                            B+        B1         2,000,000      Series D, 9.75% due
                                                                  11/15/2006................      2,076,660       1,780,000
                            NR*       B2         3,000,000      Petroleo Brasileiro S.A.,
                                                                  10% due 10/17/2006(e).....      3,000,312       2,775,000
                            B+        B2         1,500,000      Pool Energy Services Co.,
                                                                  8.625% due 4/01/2008......      1,500,000       1,417,500
                            CCC       Caa2       3,500,000      Southwest Royalties Inc.,
                                                                  10.50% due 10/15/2004.....      3,368,730       1,400,000
                            BB-       B1         3,000,000      Tesoro Petroleum Corp.,
                                                                  Series B, 9% due
                                                                  7/01/2008.................      2,982,870       2,910,000
                            CCC       Caa2      14,365,000      TransAmerican Energy Corp.,
                                                                  Series B, 13.127% due
                                                                  6/15/2002(d)..............     13,494,190       4,022,200
                            B-        B2         1,500,000      United Refining Co.,
                                                                  Series B, 10.75% due
                                                                  6/15/2007.................      1,507,500       1,005,000
                            B         B2         2,500,000      Universal Compression Inc.,
                                                                  9.875% due
                                                                  2/15/2008(d)..............      1,679,811       1,500,000
                                                                                              -------------   -------------
                                                                                                 59,310,048      39,414,700
---------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--1.1%         B-        B3         5,000,000      Six Flags Theme Parks,
                                                                  Series A, 12.25% due
                                                                  6/15/2005.................      5,000,000       5,525,000
---------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--0.6%    CCC+      Caa3       2,000,000      Amresco Inc., Series 98-A,
                                                                  9.875% due 3/15/2005......      2,005,000       1,400,000
                            NR*       Baa2       2,000,000      IBJ Preferred Capital Co.
                                                                  LLC, 8.79% due
                                                                  12/29/2049(e).............      1,992,500       1,720,000
                                                                                              -------------   -------------
                                                                                                  3,997,500       3,120,000
---------------------------------------------------------------------------------------------------------------------------
FOOD & BEVERAGE--0.9%       B+        B1         4,500,000      Chiquita Brands
                                                                  International Inc., 9.125%
                                                                  due 3/01/2004.............      4,448,750       4,601,250
---------------------------------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE                                                            VALUE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                    ISSUE                  COST          (NOTE 1A)
---------------------------------------------------------------------------------------------------------------------------
GAMING--2.6%                BB-       B1       $ 2,000,000      Boyd Gaming Corporation,
                                                                  9.50% due 7/15/2007.......  $   1,978,000   $   1,980,000
                            D         Caa1       4,000,000      GB Property Funding Corp.,
                                                                  10.875% due
                                                                  1/15/2004(c)..............      3,590,000       2,480,000
                                                                Jazz Casino Co. LLC:
                            NR*       NR*        1,939,500      5.867% due 11/15/2009(a)....        927,223         901,867
                            NR*       NR*          189,000      New Contingent Notes due
                                                                  11/15/2009(i).............              0               0
                            B         B2         6,000,000      Trump Atlantic City
                                                                  Associates/Funding Inc.,
                                                                  11.25% due 5/01/2006......      5,935,000       5,280,000
                            B-        B3         3,000,000      Venetian Casino/LV Sands,
                                                                  12.25% due 11/15/2004.....      3,015,000       2,835,000
                                                                                              -------------   -------------
                                                                                                 15,445,223      13,476,867
---------------------------------------------------------------------------------------------------------------------------
HEALTH SERVICES--3.4%       B+        Ba3        4,000,000      Beverly Enterprises Inc., 9%
                                                                  due 2/15/2006.............      3,740,000       4,080,000
                            BBB       Ba2        2,000,000      Columbia HCA/Healthcare
                                                                  Corp., 7.15% due
                                                                  3/30/2004.................      1,920,000       1,950,240
                            B-        B2         2,000,000      Extendicare Health Services,
                                                                  9.35% due 12/15/2007......      2,000,000       1,900,000
                            B+        Ba3        3,000,000      Fresenius Medical Capital
                                                                  Trust II, 7.875% due
                                                                  2/01/2008.................      3,000,000       2,970,000
                            B-        B3         2,000,000      Magellan Health Services,
                                                                  9% due 2/15/2008..........      2,000,000       1,760,000
                            B-        B3         2,500,000      Mariner Post - Acute
                                                                  Network, 9.50% due
                                                                  11/01/2007................      2,488,850       1,925,000
                            B+        B2         3,000,000      Quest Diagnostic Inc.,
                                                                  10.75% due 12/15/2006.....      3,000,000       3,330,000
                                                                                              -------------   -------------
                                                                                                 18,148,850      17,915,240
---------------------------------------------------------------------------------------------------------------------------
HOTELS--0.4%                BB        Ba2        2,000,000      HMH Properties, Inc., Series
                                                                  C, 8.45% due 12/01/2008...      1,993,280       2,000,000
---------------------------------------------------------------------------------------------------------------------------
INDEPENDENT POWER           B+        Ba1        5,000,000      The AES Corporation, 10.25%
PRODUCERS--2.8%                                                   due 7/15/2006.............      5,400,000       5,400,000
                            BB-       Ba2        4,000,000      Calpine Corporation, 8.75%
                                                                  due 7/15/2007.............      4,005,882       4,040,000
                            BB+       Ba1        2,500,000      Cogentrix Energy Inc., 8.75%
                                                                  due 10/15/2008(e).........      2,487,950       2,675,000
                            B         B2           250,000      Midland Funding II, Series
                                                                  A, 11.75% due 7/23/2005...        250,000         289,975
                            BB        Ba2        3,000,000      Monterrey Power, S.A. de
                                                                  C.V., 9.625% due
                                                                  11/15/2009(e).............      2,994,480       2,340,000
                                                                                              -------------   -------------
                                                                                                 15,138,312      14,744,975
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                                                    Anthony Crane Rentals(e):
SERVICES--2.9%              B         B3         1,000,000      10.375% due 8/01/2008.......      1,000,000         960,000
                            B         NR*       10,000,000      13.375% due 8/01/2009(d)....      5,523,657       4,400,000
                                                                Neff Corp.:
                            B         B3         3,000,000      10.25% due 6/01/2008........      3,000,000       2,940,000
                            B         B3         1,000,000      10.25% due
                                                                  6/01/2008(e)..............        985,160         980,000
                            BB+       Ba3        2,000,000      Protection One Alarm, 8.125%
                                                                  due
                                                                  1/15/2009(e)..............      2,000,000       2,000,000
                            CCC+      Caa1       8,000,000      Thermadyne Holdings Corp.,
                                                                  12.50% due
                                                                  6/01/2008(d)..............      4,683,617       3,800,000
                                                                                              -------------   -------------
                                                                                                 17,192,434      15,080,000
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE                                                            VALUE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                    ISSUE                  COST          (NOTE 1A)
---------------------------------------------------------------------------------------------------------------------------
MACHINERY--0.7%             B-        B3       $ 4,000,000      Numatics Inc., 9.625% due
                                                                  4/01/2008.................  $   4,000,000   $   3,740,000
---------------------------------------------------------------------------------------------------------------------------
MEDIA & COMMUNICATIONS--    BB-       Ba3        3,000,000      Antenna TV S.A., 9% due
                                                                  8/01/2007.................      2,937,738       2,550,000
INTERNATIONAL--3.5%         BB-       B1         3,000,000      Comtel Brasileira Ltd.,
                                                                  10.75% due 9/26/2004(e)...      3,000,000       2,355,000
                            BB-       B2         5,000,000      Globo Communicacoes e
                                                                  Participacoes, Ltd.,
                                                                  10.50% due
                                                                  12/20/2006(e).............      5,101,250       3,212,500
                            BB        Ba2        4,000,000      Grupo Televisa, S.A. de
                                                                  C.V., Series A, 11.375%
                                                                  due 5/15/2003.............      4,025,000       3,950,000
                            B-        B3         2,500,000      Satelites Mexicanos S.A.,
                                                                  Series B, 10.125% due
                                                                  11/01/2004................      2,500,000       2,000,000
                            BBB-      Ba3        4,000,000      Telefonica de Argentina
                                                                  S.A., 11.875%
                                                                  due 11/01/2004............      3,917,780       4,200,000
                                                                                              -------------   -------------
                                                                                                 21,481,768      18,267,500
---------------------------------------------------------------------------------------------------------------------------
METALS & MINING--2.4%       B-        Caa1       3,000,000      AEI Resources Inc., 11.50%
                                                                  due 12/15/2006(e).........      3,000,000       2,962,500
                            CCC+      B2         4,500,000      Kaiser Aluminum & Chemical
                                                                  Corp., 12.75% due
                                                                  2/01/2003.................      4,770,000       4,410,000
                            B         B2         5,000,000      P & L Coal Holdings Corp.,
                                                                  9.625% due 5/15/2008......      4,985,700       5,050,000
                                                                                              -------------   -------------
                                                                                                 12,755,700      12,422,500
---------------------------------------------------------------------------------------------------------------------------
PACKAGING--4.4%             BB-       B1         4,500,000      Ball Corp, 8.25% due
                                                                  8/01/2008(e)..............      4,500,000       4,680,000
                            B-        B3         4,500,000      Indesco International, 9.75%
                                                                  due 4/15/2008.............      4,490,000       4,230,000
                            B         B2         4,000,000      Portola Packaging Inc.,
                                                                  10.75% due 10/01/2005.....      4,000,000       4,100,000
                            B         B1         1,000,000      Silgan Corp., 9% due
                                                                  6/01/2009.................      1,000,000       1,012,500
                            B         NR*        2,810,000      Silgan Holdings, Inc.,
                                                                  13.25% due 7/15/2006(a)...      3,142,137       3,147,200
                            B-        B3         5,500,000      Tekni-Plex, Inc., 9.25% due
                                                                  3/01/2008.................      5,476,250       5,747,500
                                                                                              -------------   -------------
                                                                                                 22,608,387      22,917,200
---------------------------------------------------------------------------------------------------------------------------
PAPER & FOREST              B         B3         4,000,000      Ainsworth Lumber Company,
PRODUCTS--3.3%                                                    12.50% due 7/15/2007(a)...      3,899,898       3,980,000
                            B         B2         3,000,000      Bear Island Paper LLC,
                                                                  Series B, 10% due
                                                                  12/01/2007................      3,000,000       3,000,000
                            B-        B2         2,000,000      Container Corp. of America,
                                                                  Series B, 10.75% due
                                                                  5/01/2002.................      2,190,000       2,080,000
                            B+        B1         5,000,000      Doman Industries Limited,
                                                                  Series B, 9.25% due
                                                                  11/15/2007................      5,000,000       3,700,000
                            CCC+      Caa1       4,000,000      Pindo Deli Financial
                                                                  Mauritius, 10.75% due
                                                                  10/01/2007................      3,987,920       2,175,000
                            B+        B1         2,000,000      S.D. Warren Co., Series B,
                                                                  12% due 12/15/2004........      2,000,000       2,170,000
                                                                                              -------------   -------------
                                                                                                 20,077,818      17,105,000
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE                                                            VALUE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                    ISSUE                  COST          (NOTE 1A)
---------------------------------------------------------------------------------------------------------------------------
PRINTING &                  B+        B1       $ 4,000,000      Garden State Newspapers,
PUBLISHING--2.3%                                                  Series B, 8.75% due
                                                                  10/01/2009................  $   3,976,600   $   4,000,000
                            BB-       B1         5,000,000      Hollinger International
                                                                  Publishing, 9.25% due
                                                                  2/01/2006.................      4,961,250       5,250,000
                            B         B3         1,000,000      Premier Graphics Inc.,
                                                                  11.50% due
                                                                  12/01/2005(e).............      1,000,000         995,000
                            BB-       Ba3        2,000,000      Primedia, Inc., 7.625% due
                                                                  4/01/2008.................      1,988,500       1,960,000
                                                                                              -------------   -------------
                                                                                                 11,926,350      12,205,000
---------------------------------------------------------------------------------------------------------------------------
PRODUCT                     B-        B3         4,000,000      AmeriServ Food Company,
DISTRIBUTION--0.7%                                                10.125% due 7/15/2007.....      4,000,000       3,460,000
---------------------------------------------------------------------------------------------------------------------------
RESTAURANTS--0.4%           BB-       NR*        2,000,000      FM 1993A Corp., Series B,
                                                                  9.75% due 11/01/2003......      1,972,075       2,060,000
---------------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY--0.3%      D         Caa        4,500,000      Bradlees, Inc., 11% due
                                                                  8/01/2002(c)..............      4,466,562          90,000
                            NR*       NR*        1,579,000      Cumberland Farms, Inc.,
                                                                  10.50% due 10/01/2003.....      1,545,446       1,563,210
                                                                                              -------------   -------------
                                                                                                  6,012,008       1,653,210
---------------------------------------------------------------------------------------------------------------------------
STEEL--2.0%                 NR*       B2         5,000,000      CSN Iron S.A., 9.125% due
                                                                  6/01/2007(e)..............      4,850,000       3,087,500
                            B         B2         3,500,000      Weirton Steel Corp., 10.75%
                                                                  due 6/01/2005.............      3,346,250       3,150,000
                            BB-       B2         4,500,000      Wheeling-Pittsburgh Corp.,
                                                                  9.25% due 11/15/2007......      4,469,255       4,207,500
                                                                                              -------------   -------------
                                                                                                 12,665,505      10,445,000
---------------------------------------------------------------------------------------------------------------------------
SUPERMARKETS--0.7%          BB        Ba3        2,000,000      Disco S.A., 9.875% due
                                                                  5/15/2008.................      1,986,840       1,705,000
                            B-        B3         2,000,000      Pueblo Xtra International
                                                                  Inc., 9.50% due
                                                                  8/01/2003.................      1,844,329       1,890,000
                                                                                              -------------   -------------
                                                                                                  3,831,169       3,595,000
---------------------------------------------------------------------------------------------------------------------------
TELEPHONY-- COMPETITIVE     B+        B2         3,000,000      GCI Inc., 9.75% due
LOCAL                                                             8/01/2007.................      3,000,000       2,970,000
EXCHANGE --2.7%             B         B2         3,000,000      Intermedia Communication
                                                                  Inc., 8.60% due
                                                                  6/01/2008.................      3,000,000       2,850,000
                            B         B3         4,000,000      Level 3 Communications,
                                                                  9.125% due 5/01/2008......      3,877,500       3,950,000
                            B         B3         3,500,000      Metronet Communications,
                                                                  9.95% due
                                                                  6/15/2008(d)..............      2,270,621       2,143,750
                            NR*       B3         3,000,000      Nextlink Communications,
                                                                  9.45% due
                                                                  4/15/2008(d)..............      2,019,008       1,710,000
                            B-        B2           500,000      Time Warner Telecom LLC,
                                                                  9.75% due 7/15/2008.......        500,000         525,000
                                                                                              -------------   -------------
                                                                                                 14,667,129      14,148,750
---------------------------------------------------------------------------------------------------------------------------
TEXTILES--0.9%              B+        B3         2,800,000      Anvil Knitwear Inc., Series
                                                                  B, 10.875% due
                                                                  3/15/2007.................      2,906,625       1,680,000
                            B         B3         2,000,000      Galey & Lord, Inc., 9.125%
                                                                  due 3/01/2008.............      2,002,500       1,740,000
                            D         Caa3       4,000,000      Polysindo International
                                                                  Finance Co., 9.375% due
                                                                  7/30/2007(c)..............      3,601,250       1,280,000
                                                                                              -------------   -------------
                                                                                                  8,510,375       4,700,000
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE                                                            VALUE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                    ISSUE                  COST          (NOTE 1A)
---------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--3.6%        BB-       NR*      $ 5,000,000      Autopistas del Sol S.A.,
                                                                  10.25% due 8/01/2009(e)...  $   4,971,250   $   3,787,500
                            BB        Ba3        6,000,000      GS Superhighway Holdings,
                                                                  10.25% due 8/15/2007......      5,956,875       2,820,000
                            B         NR*        4,500,000      MRS Logistica S.A., 10.625%
                                                                  due 8/15/2005(e)..........      4,449,375       2,283,750
                            BB-       B1         4,000,000      Sea Containers Ltd.,
                                                                  Series A, 12.50% due
                                                                  12/01/2004................      4,380,000       4,290,000
                            B-        B3         5,700,000      Transtar Holdings L.P.,
                                                                  Series B, 11.067% due
                                                                  12/15/2003(d).............      5,240,895       5,472,000
                                                                                              -------------   -------------
                                                                                                 24,998,395      18,653,250
---------------------------------------------------------------------------------------------------------------------------
UTILITIES--4.1%             NR*       NR*        2,500,000      CIA Saneamento Basico, 10%
                                                                  due 7/28/2005(e)..........      2,340,000       1,700,000
                            BB+       Baa3       1,000,000      Empresa Elec del Norte,
                                                                  10.50% due 6/15/2005(e)...      1,000,000         680,000
                            B+        B2         5,000,000      Espirito Santo--Escelsa, 10%
                                                                  due 7/15/2007.............      4,973,750       3,062,500
                            BB        NR*        3,000,000      Inversora de Electrica, 9%
                                                                  due 9/16/2004(e)..........      3,000,000       2,212,500
                            BBB-      Ba3        4,000,000      Metrogas S.A., 12% due
                                                                  8/15/2000.................      3,935,000       4,130,000
                            BBB-      Ba2        2,481,000      Niagara Mohawk Power Corp.,
                                                                  8.77% due 1/01/2018.......      2,631,110       2,821,964
                            BBB-      Baa3       2,943,600      TransGas de Occidente S.A.,
                                                                  9.79% due
                                                                  11/01/2010(e)(f)..........      2,943,600       2,422,383
                                                                +Tucson Electric & Power
                                                                  Co.(f):
                            NR*       NR*        3,400,687      10.21% due 1/01/2009........      3,287,974       3,967,105
                            NR*       NR*          500,000      10.732% due 1/01/2013.......        461,050         599,510
                                                                                              -------------   -------------
                                                                                                 24,572,484      21,595,962
---------------------------------------------------------------------------------------------------------------------------
WASTE MANAGEMENT--1.6%      BB        Ba2        4,000,000      Allied Waste North America,
                                                                  7.375% due 1/01/2004(e)...      3,994,120       4,040,000
                            D         Ca         3,500,000      Mid-American Waste Systems,
                                                                  Inc., 12.25% due
                                                                  2/15/2003(c)..............      1,313,074         105,000
                            B+        B2         4,000,000      Safety-Kleen Services, 9.25%
                                                                  due 6/01/2008.............      4,000,000       4,120,000
                                                                                              -------------   -------------
                                                                                                  9,307,194       8,265,000
---------------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--   CCC+      B2         2,000,000      Cencall Communications
DOMESTIC--3.2%                                                    Corporation, 8.803% due
                                                                  1/15/2004(d)..............      1,997,340       1,960,000
                            BB+       Ba3        3,000,000      Comcast Cellular Holdings,
                                                                  Series B, 9.50% due
                                                                  5/01/2007.................      2,995,110       3,180,000
                            CCC+      B2        10,000,000      Nextel Communications
                                                                  Inc., 13.128% due
                                                                  8/15/2004(d)..............      8,360,453       9,700,000
                            B         B2         2,000,000      Paging Network, Inc., 10%
                                                                  due 10/15/2008............      1,997,500       1,900,000
                                                                                              -------------   -------------
                                                                                                 15,350,403      16,740,000
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE                                                            VALUE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                    ISSUE                  COST          (NOTE 1A)
---------------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--   CCC+      Caa1     $ 7,505,000      McCaw International Ltd.,
INTERNATIONAL--2.5%                                               12.484% due
                                                                  4/15/2007(d)..............  $   5,078,478   $   4,071,462
                            B-        B3         8,000,000      Millicom International
                                                                  Cellular S.A., 13.31% due
                                                                  6/01/2006(d)..............      5,869,683       5,600,000
                            B+        Ba3        3,500,000      Orange PLC, 8% due
                                                                  8/01/2008.................      3,386,875       3,535,000
                                                                                              -------------   -------------
                                                                                                 14,335,036      13,206,462
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN
                                                                CORPORATE BONDS--86.7%          512,518,245     452,256,618
---------------------------------------------------------------------------------------------------------------------------
                                                 SHARES
                                                  HELD                PREFERRED STOCKS
---------------------------------------------------------------------------------------------------------------------------
BROADCASTING--              CCC+      Caa            2,139      Cumulus Media, Inc.
RADIO & TV--0.4%                                                  (Series A, 13.75%)(a)(c)..      2,142,995       2,278,035
---------------------------------------------------------------------------------------------------------------------------
CABLE--DOMESTIC--1.3%       BB-       B2            62,265      CSC Holdings Inc.
                                                                  (Series M)(a)(c)..........      4,427,500       6,942,547
---------------------------------------------------------------------------------------------------------------------------
CABLE--                     B-        NR*            3,753      NTL, Inc.
INTERNATIONAL--0.8%                                               (Series B)(a)(c)..........      3,803,925       3,978,180
---------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--0.3%         B-        B3             2,063      Clark Material
                                                                  Handling(a)(c)............      2,049,455       1,619,455
---------------------------------------------------------------------------------------------------------------------------
ENERGY--1.1%                B+        Caa            2,236      +Clark USA Inc.(a)(c).......      2,229,710       1,878,240
                            BB+       Ba1          160,000      Coastal Finance I...........      4,000,000       3,940,000
                                                                +TCR Holdings, Inc.:
                            NR*       NR*           23,076      (Class B)...................          1,385           1,385
                            NR*       NR*           12,692      (Class C)...................            711             711
                            NR*       NR*           33,460      (Class D)...................          1,773           1,773
                            NR*       NR*           69,227      (Class E)...................          4,361           4,361
                                                                                              -------------   -------------
                                                                                                  6,237,940       5,826,470
---------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--0.6%    BB+       Ba1          120,000      California Federal Bank
                                                                  (Series A)................      3,030,000       3,037,500
---------------------------------------------------------------------------------------------------------------------------
PRINTING &                  B         B2            20,000      Primedia, Inc.
PUBLISHING--0.4%                                                  (Series B)(c).............      1,988,000       1,925,000
---------------------------------------------------------------------------------------------------------------------------
STEEL--0.6%                 BB+       Baa3         120,000      USX Capital LLC (Series
                                                                  A)........................      3,000,000       3,000,000
---------------------------------------------------------------------------------------------------------------------------
TELEPHONY-COMPETITIVE       CCC+      Caa            3,815      +Intermedia Communications
LOCAL EXCHANGE--0.7%                                              Inc. (Series B)
                                                                  (Convertible)(a)(c).......      3,843,528       3,843,613
---------------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--   CCC+      Caa            2,339      Nextel Communications Inc.
DOMESTIC--0.5%                                                    (Series D)(a)(c)..........      2,369,870       2,385,780
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN
                                                                PREFERRED STOCKS--6.7%           32,893,213      34,836,580
---------------------------------------------------------------------------------------------------------------------------
                                                                       COMMON STOCKS
---------------------------------------------------------------------------------------------------------------------------
ENERGY--0.2%                                        86,526      CHI Energy, Inc.(c).........      1,257,994       1,124,838
---------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--0.2%                                 93,747      On Command Corporation(c)...      2,744,654         849,582
---------------------------------------------------------------------------------------------------------------------------
GAMING--0.0%                                        54,802      JCC Holding Company(c)......        219,208         184,957
---------------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--                            9,295      Nextel Communications,
DOMESTIC--0.0%                                                    Inc.(c)...................        149,988         219,594
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN
                                                                COMMON STOCKS--0.4%               4,371,844       2,378,971
---------------------------------------------------------------------------------------------------------------------------
                                                                     TRUSTS & WARRANTS
---------------------------------------------------------------------------------------------------------------------------
CABLE--DOMESTIC--0.0%                               23,350      American Telecasting, Inc.
                                                                  (Warrants)(b).............          4,776             234
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONCLUDED)
--------------------------------------------------------------------------------

                                                 SHARES                                                           VALUE
        INDUSTRY                                  HELD               TRUSTS & WARRANTS            COST          (NOTE 1A)
---------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--0.0%                                 29,830      On Command Corporation
                                                                  (Warrants)(b).............  $     238,640   $     104,405
---------------------------------------------------------------------------------------------------------------------------
GAMING--0.0%                                           250      +Goldriver Hotel & Casino
                                                                  Finance Corp. (Liquidating
                                                                  Trust)(c).................          6,000               0
---------------------------------------------------------------------------------------------------------------------------
SUPERMARKETS--0.0%                                   2,809      Grand Union Co.
                                                                  (Warrants)(b).............             28           6,847
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN TRUSTS
                                                                & WARRANTS--0.0%                    249,444         111,486
---------------------------------------------------------------------------------------------------------------------------
                                                  FACE
                                                 AMOUNT            SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**--2.3%                       $11,868,000      General Motors
                                                                  Acceptance Corp., 5.13%
                                                                  due 1/04/1999.............     11,861,235      11,861,235
---------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY                            10,000,000      Federal Home Loan Mortgage
OBLIGATIONS**--1.9%                                               Corporation, 5.08% due
                                                                  1/04/1999.................      9,994,356       9,994,356
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN SHORT-
                                                                TERM SECURITIES--4.2%            21,855,591      21,855,591
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS--98.0%....  $ 571,888,337     511,439,246
                                                                                              =============
                                                                OTHER ASSETS LESS
                                                                  LIABILITIES--2.0%.........                     10,460,375
                                                                                                              -------------
                                                                NET ASSETS--100.0%..........                  $ 521,899,621
                                                                                                              =============
---------------------------------------------------------------------------------------------------------------------------

*
Not Rated.
**
Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
(a)
Represents a pay-in-kind security which may pay interest/dividends in additional face amount/shares.
(b)
Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(c)
Non-income producing security.
(d)
Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
(e)
The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(f)
Subject to principal paydowns.
(g)
Represents a step bond. Coupon payments are paid-in-kind, in which the Fund receives additional face amount at an annual rate of 1.75% until May 15, 2000. Subsequently, the Fund will receive cash coupon payments at an annual rate of 15.75% until maturity.
(h)
Each $1,000 face amount contains one warrant of Australis Media Ltd.
(i)
Represents an obligation by Jazz Casino Co. LLC to pay a semi-annual amount to the Fund through 11/15/2009. The payments are based upon varying interest rates and the amounts, which may be paid-in-kind, are contingent upon the earnings before income taxes, depreciation and amortization of Jazz Casino LLC on a fiscal year basis.
+
Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $10,297,000, representing 1.97% of net assets.

--------------------------------------------------------------------------------

                                                                                                       VALUE
ISSUE                                                           ACQUISITION DATE         COST        (NOTE 1A)
---------------------------------------------------------------------------------------------------------------
Clark USA Inc...............................................   9/26/1997-9/14/1998    $2,229,710    $ 1,878,240
Goldriver Hotel & Casino Finance Corp. (Liquidating
Trust)......................................................             8/31/1992         6,000              0
Intermedia Communications Inc. (Series B) (Convertible).....  3/04/1997-12/11/1998     3,843,528      3,843,613
TCR Holdings, Inc. (Class B)................................            12/10/1998         1,385          1,385
TCR Holdings, Inc. (Class C)................................            12/10/1998           711            711
TCR Holdings, Inc. (Class D)................................            12/10/1998         1,773          1,773
TCR Holdings, Inc. (Class E)................................            12/10/1998         4,361          4,361
Tucson Electric & Power Co.:
  10.21% due 1/01/2009......................................   6/16/1993-6/01/1998     3,287,974      3,967,105
  10.732% due 1/01/2013.....................................             3/01/1993       461,050        599,510
---------------------------------------------------------------------------------------------------------------
TOTAL                                                                                 $9,836,492    $10,296,698
                                                                                      ==========    ===========
---------------------------------------------------------------------------------------------------------------

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$571,888,337) (Note
  1a).......................................................                $511,439,246
Cash........................................................                         896
Receivables:
  Interest..................................................  $10,561,902
  Capital shares sold.......................................      170,967
  Dividends.................................................       43,126     10,775,995
                                                              -----------
Prepaid expenses and other assets...........................                      40,463
                                                                            ------------
Total assets................................................                 522,256,600
                                                                            ------------
----------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Investment adviser (Note 2)...............................      207,392
  Capital shares redeemed...................................          906        208,298
                                                              -----------
Accrued expenses and other liabilities......................                     148,681
                                                                            ------------
Total liabilities...........................................                     356,979
                                                                            ------------
----------------------------------------------------------------------------------------
NET ASSETS..................................................                $521,899,621
                                                                            ============
----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000
  shares authorized+........................................                $  5,162,376
Paid-in capital in excess of par............................                 587,486,183
Undistributed investment income--net........................                   4,498,544
Accumulated realized capital losses on investments--net
  (Note 6)..................................................                 (12,844,071)
Accumulated distributions in excess of realized capital
  gains on investments--net (Note 1d).......................                  (1,954,320)
Unrealized depreciation on investments--net.................                 (60,449,091)
                                                                            ------------
NET ASSETS..................................................                $521,899,621
                                                                            ============
----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $521,899,621 and 51,623,761
  shares outstanding........................................                $      10.11
                                                                            ============
----------------------------------------------------------------------------------------

+The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1c):
Interest and discount earned................................               $ 53,083,737
Dividends...................................................                  3,004,953
Other income................................................                    512,677
                                                                           ------------
Total income................................................                 56,601,367
                                                                           ------------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $2,630,447
Accounting services (Note 2)................................     117,064
Printing and shareholder reports............................      76,416
Custodian fees..............................................      55,229
Professional fees...........................................      32,870
Registration fees...........................................      19,198
Pricing services............................................      13,120
Directors' fees and expenses................................      12,392
Transfer agent fees (Note 2)................................       5,119
Other.......................................................       6,341
                                                              ----------
Total expenses..............................................                  2,968,196
                                                                           ------------
Investment income--net......................................                 53,633,171
                                                                           ------------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED LOSS ON INVESTMENTS--NET (NOTES 1c &
  3):
Realized loss on investments--net...........................                (14,546,617)
Change in unrealized depreciation on investments--net.......                (58,641,664)
                                                                           ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $(19,555,110)
                                                                           ============
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
             INCREASE (DECREASE) IN NET ASSETS:                   1998            1997
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $ 53,633,171    $ 43,711,637
Realized gain (loss) on investments--net....................   (14,546,617)      8,171,656
Change in unrealized appreciation/depreciation on
  investments--net..........................................   (58,641,664)     (2,363,743)
                                                              ------------    ------------
Net increase (decrease) in net assets resulting from
  operations................................................   (19,555,110)     49,519,550
                                                              ------------    ------------
------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1d):
Investment income--net:
  Class A...................................................   (53,722,935)    (42,928,118)
Realized gain on investments--net:
  Class A...................................................            --        (972,470)
In excess of realized gain on investments--net:
  Class A...................................................    (1,954,320)             --
                                                              ------------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................   (55,677,255)    (43,900,588)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase in net assets derived from capital share
  transactions..............................................    43,185,871     133,712,235
                                                              ------------    ------------
------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................   (32,046,494)    139,331,197
Beginning of year...........................................   553,946,115     414,614,918
                                                              ------------    ------------
End of year*................................................  $521,899,621    $553,946,115
                                                              ============    ============
------------------------------------------------------------------------------------------
* Undistributed investment income--net (Note 1e)............  $  4,498,544    $  4,466,281
                                                              ============    ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL                                   CLASS A
STATEMENTS.                                              ----------------------------------------------------------------
                                                                         FOR THE YEAR ENDED DECEMBER 31,
                                                         ----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                   1998+         1997+         1996+          1995          1994
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.....................  $  11.52      $  11.39      $  11.25      $  10.61      $  12.06
                                                         --------      --------      --------      --------      --------
Investment income--net.................................      1.05          1.05          1.08          1.09          1.05
Realized and unrealized gain (loss) on
  investments--net.....................................     (1.40)          .14           .12           .65         (1.47)
                                                         --------      --------      --------      --------      --------
Total from investment operations.......................      (.35)         1.19          1.20          1.74          (.42)
                                                         --------      --------      --------      --------      --------
Less dividends and distributions:
  Investment income--net...............................     (1.02)        (1.04)        (1.06)        (1.10)        (1.03)
  Realized gain on investments--net....................        --          (.02)           --            --            --
  In excess of realized gain on investments--net.......      (.04)           --            --            --            --
                                                         --------      --------      --------      --------      --------
Total dividends and distributions......................     (1.06)        (1.06)        (1.06)        (1.10)        (1.03)
                                                         --------      --------      --------      --------      --------
Net asset value, end of year...........................  $  10.11      $  11.52      $  11.39      $  11.25      $  10.61
                                                         ========      ========      ========      ========      ========
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.....................    (3.09%)       11.00%        11.27%        17.21%        (3.59%)
                                                         ========      ========      ========      ========      ========
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...............................................      .53%          .54%          .54%          .55%          .61%
                                                         ========      ========      ========      ========      ========
Investment income--net.................................     9.52%         9.11%         9.50%         9.92%         9.73%
                                                         ========      ========      ========      ========      ========
-------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).................  $521,900      $553,946      $414,615      $356,352      $255,719
                                                         ========      ========      ========      ========      ========
Portfolio turnover.....................................    33.63%        53.63%        48.92%        41.60%        51.88%
                                                         ========      ========      ========      ========      ========
-------------------------------------------------------------------------------------------------------------------------

   * Total investment returns exclude insurance-related fees and expenses.

   + Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, which are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. High Current Income Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (d) Dividends and distributions to shareholders--Dividends from net investment income are declared and paid monthly. Distributions from capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

  (e) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $122,027 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee based upon the aggregate daily value of net assets of the Fund and the Company's Prime Bond Fund at the following annual rates: 0.55% of such average daily net assets not exceeding $250 million; 0.50% of such average daily net assets in excess of $250 million but not more than $500 million; 0.45% of such average daily net assets in excess of $500 million but not more than $750 million; and 0.40% of such average daily net assets in excess of $750 million. For the year ended December 31, 1998, the aggregate average daily net assets of the Fund and Prime Bond Fund was approximately $1,121,651,000.

--------------------------------------------------------------------------------

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned $2,500 in commissions on the execution of portfolio security transactions

  For the year ended December 31, 1998, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, earned $5,613 for providing security price quotations to compute the Fund's net asset value.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.
  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1998 were $241,032,460 and $173,825,395, respectively.

  Net realized losses for the year ended December 31, 1998 and net unrealized losses as of December 31, 1998 were as follows:

------------------------------------------------------------------
                                         Realized      Unrealized
                                          Losses         Losses
------------------------------------------------------------------
Long-term investments................  $(14,546,241)  $(60,449,091)
Short-term investments...............          (376)            --
                                       ------------   ------------
Total................................  $(14,546,617)  $(60,449,091)
                                       ============   ============
------------------------------------------------------------------

  At December 31, 1998, net unrealized depreciation for Federal income tax purposes aggregated $61,216,971, of which $14,970,919 related to appreciated securities and $76,187,890 related to depreciated securities. At December 31, 1998, the aggregate cost of investments for Federal income tax purposes was $572,656,217.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions were $43,185,871 and $133,712,235 for the years ended December 31, 1998 and December 31, 1997, respectively.

  Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A for the Year Ended                              Dollar
December 31, 1998                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   6,122,173    $ 67,979,206
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   4,927,513      53,722,935
                                       ----------    ------------
Total issued.........................  11,049,686     121,702,141
Shares redeemed......................  (7,492,123)    (78,516,270)
                                       ----------    ------------
Net increase.........................   3,557,563    $ 43,185,871
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A for the Year Ended                              Dollar
December 31, 1997                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   9,559,388    $109,578,509
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   3,761,677      42,928,115
                                       ----------    ------------
Total issued.........................  13,321,065     152,506,624
Shares redeemed......................  (1,644,648)    (18,794,389)
                                       ----------    ------------
Net increase.........................  11,676,417    $133,712,235
                                       ==========    ============
-----------------------------------------------------------------

5. CAPITAL LOSS CARRYFORWARD:

At December 31, 1998, the Fund had a net capital loss carryforward of approximately $3,029,000, all of which expires in 2006. This amount will be available to offset like amounts of any future taxable gains.

6. SUBSEQUENT EVENT:

On January 4, 1999, the Company's Board of Directors declared an ordinary income dividend in the amount of $.088651 per Class A Share, payable on January 11, 1999 to shareholders of record as of December 31, 1998.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
HIGH CURRENT INCOME FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of High Current Income Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of High Current Income Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 10, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
DECEMBER 31, 1998--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  The Standard & Poor's 500 Composite (S&P 500) Index exceeded all expectations and had another extraordinary year in 1998. The S&P 500 Index registered a total return of +28.58% for the year ended December 31, 1998. This strong performance occurred in spite of heightened levels of market volatility stemming from concerns over the impact of global financial and currency crises. Such concerns resulted in a substantial market sell-off in the summer of 1998. However, three interest rate cuts by the US Federal Reserve Board in late September, mid-October, and mid-November prompted an explosive fourth-quarter rally, resulting in an unprecedented fourth consecutive year with an annual return in excess of 20%. Despite the narrowness of the gains within the Index's universe of component stocks, which were centered around its largest capitalization growth stocks, the total return for the year created the Index's best five years in its recorded history from 1926, and its best ten-year period since 1959. In addition, 1998 became the eighth straight year in which the Index had a positive total return. For the three-year and five-year periods ended December 31, 1998, the S&P 500 had compound annual returns of +28.23% and +24.05%, respectively.

  The third quarter of 1998 followed a strong first half, where May was the only negative return month. However, after reaching another all-time high of 1,186.75 on July 17, 1998, renewed concerns regarding Asia combined with weakening earnings prospects for domestic companies and sent the S&P 500 on a rapid descent through the end of the month. By July 31, 1998, the Index had dropped more than 66 points, finishing July at a level of 1,120.67. Fear of the spreading economic crisis in many emerging markets of the world gripped financial markets in the United States, as extreme levels of volatility continued throughout August. During that month, the S&P 500 Index suffered its worst one-month decline since October 1987, and its ninth-largest one-month decline since 1929. The S&P 500 Index declined by 14.58% in August, culminated by a 70-point drop on August 31, 1998. This brought the Index back to 957.28, nearly 230 points off its peak of July 17, marking its first close below 1,000 since January 30, 1998. The month of September began with a strong rally as the Index gained nearly 37 points on the first day of the month, retracing a good part of its losses on the prior day. Extreme levels of volatility continued throughout the month, with gains or losses of 20 to 30 points becoming commonplace. Overall, the Index produced a strong gain of 6.24% during September, but the month was capped-off by a 32-point drop on the last day of trading. This was investors' response to the Federal Reserve Board's 25 basis point reduction (0.25%) in the Federal Funds rate on the prior day, which was viewed at that time as inadequate. The Index finished the third quarter at 1,017.01, with a total return for the three-month period ended September 30, 1998 of -9.95%.

  Despite the increasing turmoil of financial markets throughout the world, it was once again the largest-capitalization multinational stocks in the United States that fared better than other capitalization groups throughout the summer decline. One more round of selling hit the equity market during early October as the S&P 500 Index lost nearly 100 points in the first two weeks of the month, reflecting continued investor uncertainty. By October 8, 1998, the S&P 500 Index had declined to 959.44, just two points above the low of August 31. This formed the base of a powerful rally as the Federal Reserve Board surprised investors with an additional interest rate cut on October 15, which catapulted the S&P 500 Index to a 42-point rise that day. Coordinated interest rate cuts by central banks around the world boosted equity markets globally, and created the backdrop for an extended seven-week advance off the October lows. Investors displayed renewed confidence in the Federal Reserve Board's ability to manage the global economic crisis after it reduced interest rates for a third time on November 17, 1998. This momentum carried the S&P 500 Index back to record-breaking territory by the end of November. Following a brief pause in the market's advance during the first two weeks of December, the Index gained an additional 90 points to reach a new all-time high of 1,231.93 by December 30, 1998. Overall, the tumultuous summer decline was more than entirely reversed during the fourth quarter of 1998, as the S&P 500 Index posted a 270-point advance between early October and the end of the year.

  For the year ended December 31, 1998, the Fund's Class A Shares had a total return of +28.28%, compared to the unmanaged S&P 500 Index's total return of +28.58% for the same 12-month period. The Fund's objective is to provide investment results that correspond to the aggregate price and yield performance (before expenses) of the S&P 500 Index. The cumulative tracking deviation of the Fund's

--------------------------------------------------------------------------------

Class A Shares for the year relative to the total return of the S&P 500 was -0.30%.

  Net assets of the Fund grew from $215.23 million on December 31, 1997 to $403.22 million by December 31, 1998, as the Fund continued to experience consistently positive daily net cash inflows during the second half of the year. Nearly all of the Fund's assets are held in the form of a fully replicating portfolio of all 500 stocks in the Index. Incremental cash inflows are typically invested through the use of S&P 500 futures contracts. As the inventory of futures contracts increases, the Fund looks for opportune times to swap out of its holdings of futures contracts and replace them with incremental positions of all 500 stocks in the Index. At December 31, 1998, the Fund's equity portfolio was valued at $396.47 million, and the Fund held a long position of 21 S&P 500 March 1999 futures contracts. Through its holdings of equities and futures contracts, it is the Fund's goal to be 100% invested in the S&P 500 Index at all times.

  A number of new equity positions were added to the Fund during the second half of 1998, as Standard & Poor's revised the constituents of the Index. Such activity typically results from mergers and acquisitions involving constituents of the Index, which continued at a rapid pace throughout the second half of 1998. In this period, the Fund added the following equities to the portfolio:
Fred Meyer, Inc., Dollar General Corporation, Electronic Data Systems Corporation, Kohl's Corporation, Regions Financial Corporation, Provident Companies, Inc., RJR Nabisco Holdings Corp., HCR Manor Care, Inc., BMC Software, Inc., Union Planters Corporation, AES Corporation, PeopleSoft, Inc., Paychex, Inc., Coca-Cola Enterprises Inc., Staples, Inc., Danaher Corporation, New Century Energies, Inc., Safeway Inc., Sprint Corporation (PCS Group), Carnival Corporation, Solectron Corporation, Compuware Corporation, Firstar Corporation and America Online, Inc.

IN CONCLUSION

  We appreciate your investment in Index 500 Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to assisting you with your investment needs in the months and years ahead.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Eric S. Mitofsky
Eric S. Mitofsky
Senior Vice President and Portfolio Manager

February 5, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

Index 500 Fund

Total Return Based on a $10,000 Investment-Class A Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the S&P 500 Index.
Beginning and ending values are:


                                           12/13/96**             12/98
                                           ----------             -----
Index 500 Fund+--
 Class A Shares*                           $10,000               $17,324

S&P 500 Index++                            $10,000               $17,446

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.

** Commencement of operations.

+ The Fund may invest in all 500 stocks in the S&P 500 Index in approximately the same proportions as in the S&P 500 Index, in a statistically selected sample of the 500 stocks in the S&P 500 Index, or in related options and futures contracts.

++ This unmanaged market-weighted Index is comprised of 500 common stocks issued by companies in a wide range of businesses and which collectively represent a substantial portion of all common stocks publicly traded in the United States.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 12/31/98                                                      +28.28%
--------------------------------------------------------------------------------
Inception (12/13/96) to 12/31/98                                          +30.76
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                      12 MONTH       6 MONTH
                                                    TOTAL RETURN   TOTAL RETURN
--------------------------------------------------------------------------------
Class A Shares                                       +28.28%         +9.16%
--------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                 SHARES      VALUE
         COMMON STOCKS            HELD     (Note 1a)
------------------------------------------------------
+3Com Corporation..............   14,221  $    637,279
+The AES Corporation...........    7,148       338,637
ALLTEL Corporation.............   10,839       648,308
+ALZA Corporation..............    3,422       178,799
AMP Incorporated...............    8,673       451,538
+AMR Corporation...............    7,203       427,678
ASARCO Incorporated............    1,572        23,678
+AT&T Corp. ...................   71,581     5,386,470
Abbott Laboratories............   60,162     2,947,938
Adobe Systems Incorporated.....    2,637       123,280
Adolph Coors Company...........    1,438        81,157
+Advanced Micro Devices,
  Inc. ........................    5,739       166,072
Aeroquip-Vickers, Inc. ........    1,108        33,171
Aetna Inc. ....................    5,667       445,568
Air Products and Chemicals,
  Inc. ........................    9,171       366,840
+Airtouch Communications,
  Inc. ........................   22,678     1,635,651
Alberto-Culver Company (Class
  B)...........................    2,184        58,285
Albertson's, Inc. .............    9,726       619,425
Alcan Aluminium Ltd............    9,008       243,779
Allegheny Teledyne
  Incorporated.................    7,762       158,636
Allergan Inc. .................    2,584       167,314
AlliedSignal Inc. .............   22,242       985,599
The Allstate Corporation.......   32,526     1,256,317
Aluminum Co. of America........    7,277       542,591
Amerada Hess Corporation.......    3,605       179,349
Ameren Corporation.............    5,425       231,580
+America Online, Inc. .........   16,985     2,713,233
American Electric Power
  Company, Inc. ...............    7,541       354,898
American Express Company.......   17,922     1,832,524
American General Corporation...   10,030       782,340
American Greetings Corporation
  (Class A)....................    2,799       114,934
American Home Products
  Corporation..................   52,249     2,942,272
American International Group,
  Inc. ........................   41,623     4,021,822
American Stores Company........   10,878       401,806
Ameritech Corporation..........   43,735     2,771,706
+Amgen Inc. ...................   10,063     1,052,212
Anadarko Petroleum
  Corporation..................    4,736       146,224
+Andrew Corporation............    3,412        56,298
Anheuser-Busch Companies,
  Inc. ........................   18,946     1,243,331
Aon Corporation................    6,742       373,338
Apache Corporation.............    3,904        98,820
+Apple Computer, Inc. .........    5,336       218,442
+Applied Materials, Inc. ......   14,650       625,372
Archer-Daniels-Midland
  Company......................   23,518       404,216
Armstrong World Industries,
  Inc. ........................    1,586        95,656
+Ascend Communications,
  Inc. ........................    8,552       562,294
Ashland Inc. ..................    3,008       145,512
Associates First Capital
  Corporation (Class A)........   28,648     1,213,959
Atlantic Richfield Company.....   12,709       829,262
Autodesk, Inc. ................    1,863        79,527
Automatic Data Processing,
  Inc. ........................   11,976       960,325
+AutoZone, Inc. ...............    6,027       198,514

                                 SHARES      VALUE
         COMMON STOCKS            HELD     (Note 1a)
------------------------------------------------------
Avery Dennison Corporation.....    4,638  $    209,000
Avon Products, Inc. ...........   10,437       461,837
BB&T Corporation...............   11,661       470,084
The B.F. Goodrich Company......    2,947       105,724
+BMC Software, Inc. ...........    8,544       380,742
Baker Hughes Incorporated......   12,960       229,230
Ball Corporation...............    1,200        54,900
Baltimore Gas and Electric
  Company......................    5,892       181,915
The Bank of New York Company,
  Inc. ........................   30,154     1,213,699
Bank One Corporation...........   46,421     2,370,372
BankAmerica Corporation........   68,607     4,124,996
BankBoston Corporation.........   11,631       452,882
Bankers Trust Corporation......    3,811       325,602
Barrick Gold Corporation.......   14,765       287,917
Battle Mountain Gold Company...    9,106        37,562
Bausch & Lomb Incorporated.....    2,189       131,340
Baxter International Inc. .....   11,310       727,374
The Bear Stearns Companies
  Inc. ........................    4,505       168,374
Becton, Dickinson and Company..    9,797       418,209
Bell Atlantic Corporation......   61,541     3,496,298
BellSouth Corporation..........   77,524     3,866,509
Bemis Company, Inc. ...........    2,083        79,024
+Berkshire Hathaway Inc. (Class
  B)...........................        1         1,856
Bestfoods......................   11,328       603,216
+Bethlehem Steel Corporation...    5,136        43,014
Biomet, Inc. ..................    4,411       177,543
The Black & Decker
  Corporation..................    3,482       195,210
The Boeing Co..................   39,608     1,292,211
Boise Cascade Corporation......    2,205        68,355
+Boston Scientific
  Corporation..................   15,576       417,631
Briggs & Stratton
  Corporation..................      956        47,680
Bristol-Myers Squibb Company...   39,418     5,274,621
Brown-Forman Corporation.......    2,722       206,021
Browning Ferris................    6,886       195,821
Brunswick Corporation..........    3,808        94,248
Burlington Northern Santa Fe
  Corp. .......................   18,596       627,615
Burlington Resources Inc. .....    6,988       250,258
CBS Corporation................   27,992       916,738
CIGNA Corporation..............    8,185       632,803
COMPAQ Computer
  Corporation..................   67,391     2,826,210
C.R. Bard, Inc. ...............    2,125       105,188
CSX Corporation................    8,644       358,726
CVS Corporation................   15,429       848,595
+Cabletron Systems, Inc. ......    6,515        54,563
Campbell Soup Company..........   17,795       978,725
Capital One Financial
  Corporation..................    2,606       299,690
Cardinal Health, Inc. .........    7,957       603,737
Carnival Corporation (Class
  A)...........................   23,670     1,136,160
Carolina Power & Light
  Company......................    5,971       281,010
Case Corporation...............    2,888        62,994
Caterpillar Inc. ..............   14,219       654,074
+Cendant Corporation...........   33,818       644,656
Centex Corporation.............    2,350       105,897

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                                 SHARES      VALUE
         COMMON STOCKS            HELD     (Note 1a)
------------------------------------------------------
Central and South West
  Corporation..................    8,407  $    230,667
+Ceridian Corporation..........    2,868       200,222
Champion International
  Corporation..................    3,786       153,333
The Charles Schwab
  Corporation..................   15,857       890,965
The Chase Manhattan
  Corporation..................   33,529     2,282,068
Chevron Corporation............   25,904     2,148,413
The Chubb Corporation..........    6,459       419,028
Cincinnati Financial
  Corporation..................    6,604       241,871
Cinergy Corp. .................    6,283       215,978
Circuit City Stores--Circuit
  City Group...................    3,963       197,902
+Cisco Systems, Inc. ..........   62,597     5,809,784
Citigroup Inc. ................   90,065     4,458,217
+Clear Channel Communications,
  Inc. ........................   10,441       569,034
Clorox Company.................    4,087       477,413
The Coastal Corporation........    8,425       294,348
The Coca-Cola Company..........   97,702     6,533,821
Coca-Cola Enterprises Inc. ....   15,537       555,448
Colgate-Palmolive Company......   11,608     1,078,093
Columbia Energy Group..........    3,277       189,247
Columbia/HCA Healthcare
  Corporation..................   25,573       632,932
Comcast Corporation (Class A)..   14,604       857,072
Comerica Incorporated..........    6,160       420,035
Computer Associates
  International, Inc. .........   21,338       909,532
+Computer Sciences
  Corporation..................    6,258       403,250
+Compuware Corporation.........    6,470       505,469
ConAgra, Inc. .................   19,398       611,037
Conseco, Inc. .................   12,465       380,962
Consolidated Edison, Inc. .....    9,266       489,940
Consolidated Natural Gas
  Company......................    3,758       202,932
+Consolidated Stores
  Corporation..................    4,333        87,472
Cooper Industries, Inc. .......    4,101       195,566
Cooper Tire & Rubber Company...    3,005        61,415
Corning Incorporated...........    9,155       411,975
+Costco Companies, Inc. .......    8,540       616,481
Countrywide Credit Industries,
  Inc. ........................    4,400       220,825
Crane Co. .....................    2,718        82,050
Crestar Financial
  Corporation..................    4,452       320,544
Crown Cork & Seal Company,
  Inc. ........................    4,850       149,441
Cummins Engine Company, Inc. ..    1,661        58,965
Cyprus Amax Minerals Company...    3,605        36,050
DTE Energy Company.............    5,738       246,017
Dana Corporation...............    6,530       266,914
Danaher Corporation............    5,302       287,965
Darden Restaurants, Inc. ......    5,516        99,288
+Data General Corporation......    1,944        31,954
Dayton Hudson Corporation......   17,399       943,896
Deere & Company................    9,455       313,197
+Dell Computer Corporation.....   50,485     3,694,871
Delta Air Lines, Inc. .........    5,655       294,060
Deluxe Corporation.............    3,201       117,037

                                 SHARES      VALUE
         COMMON STOCKS            HELD     (Note 1a)
------------------------------------------------------
Dillard's, Inc. ...............    4,234  $    120,140
Dollar General Corporation.....    7,322       172,982
Dominion Resources, Inc. ......    7,746       362,125
Dover Corporation..............    8,809       322,630
The Dow Chemical Company.......    8,774       797,886
Dow Jones & Company, Inc. .....    3,688       177,485
du Pont (E.I.) de Nemours and
  Company......................   44,631     2,368,232
Duke Energy Corporation........   14,309       916,670
Dun & Bradstreet Corporation...    6,624       209,070
EG & G, Inc. ..................    1,821        50,647
+EMC Corporation...............   19,894     1,690,990
Eastern Enterprises............      887        38,806
Eastman Chemical Company.......    3,133       140,202
Eastman Kodak Company..........   12,842       924,624
Eaton Corporation..............    2,829       199,975
Ecolab Inc. ...................    5,107       184,810
Edison International...........   14,014       390,640
Electronic Data Systems
  Corporation..................   19,534       981,583
Eli Lilly and Company..........   43,643     3,878,772
Emerson Electric Co. ..........   17,454     1,091,966
Engelhard Corporation..........    5,697       111,091
Enron Corporation..............   13,111       748,146
Entergy Corporation............    9,759       303,749
Equifax Inc. ..................    5,856       200,202
Exxon Corporation++............   96,379     7,047,714
+FDX Corporation...............    5,813       517,357
+FMC Corporation...............    1,311        73,416
FPL Group, Inc. ...............    7,181       442,529
Federal Home Loan Mortgage
  Corp.........................   26,876     1,731,822
Federal National Mortgage
  Association..................   41,068     3,039,032
+Federated Department Stores,
  Inc. ........................    8,123       353,858
Fifth Third Bancorp............   10,616       757,053
First Data Corporation.........   17,547       556,021
First Union Corporation........   39,276     2,388,472
Firstar Corporation............    8,090       754,392
FirstEnergy Corp. .............    9,395       305,925
Fleet Financial Group, Inc. ...   22,501     1,005,513
Fleetwood Enterprises, Inc. ...    1,364        47,399
Fluor Corporation..............    3,004       127,858
Ford Motor Company.............   48,015     2,817,880
Fort James Corporation.........    8,730       349,200
Fortune Brands, Inc. ..........    6,779       214,386
Foster Wheeler Corporation.....    1,605        21,166
Franklin Resources, Inc. ......   10,009       320,288
+Fred Meyer, Inc. .............    6,124       368,971
Freeport-McMoRan Copper & Gold,
  Inc. (Class B)...............    6,562        68,491
Frontier Corporation...........    6,780       230,520
+Fruit of the Loom, Inc. (Class
  A)...........................    2,848        39,338
GPU, Inc. .....................    5,065       223,810
GTE Corporation................   38,259     2,580,091
Gannett Co., Inc. .............   11,163       738,851
The Gap, Inc. .................   22,972     1,292,175
+Gateway 2000, Inc. ...........    6,196       317,158

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                                 SHARES      VALUE
         COMMON STOCKS            HELD     (Note 1a)
------------------------------------------------------
General Dynamics Corporation...    5,023  $    294,473
General Electric Company++.....  129,901    13,258,021
+General Instrument
  Corporation..................    6,595       223,818
General Mills, Inc. ...........    6,063       471,398
General Motors Corporation.....   25,924     1,855,186
Genuine Parts Company..........    7,131       238,443
Georgia-Pacific Group..........    3,488       204,266
Gillette Company...............   43,975     2,124,542
Golden West Financial
  Corporation..................    2,260       207,214
The Goodyear Tire & Rubber
  Company......................    6,221       313,772
The Great Atlantic & Pacific
  Tea Company, Inc. ...........    1,510        44,734
Great Lakes Chemical
  Corporation..................    2,341        93,640
Guidant Corporation............    5,976       658,854
H & R Block, Inc. .............    3,986       179,370
HBO & Company..................   18,433       528,797
+HCR Manor Care, Inc. .........    4,394       129,074
+HEALTHSOUTH Corporation.......   16,747       258,532
H.J. Heinz Company.............   14,348       812,456
Halliburton Company............   17,429       516,334
Harcourt General, Inc. ........    2,802       149,031
Harnischfeger Industries,
  Inc. ........................    1,893        19,285
+Harrah's Entertainment,
  Inc. ........................    3,996        62,687
Harris Corporation.............    3,161       115,772
The Hartford Financial Services
  Group, Inc. .................    9,250       507,594
Hasbro, Inc. ..................    5,212       188,283
Helmerich & Payne, Inc. .......    1,975        38,266
Hercules Incorporated..........    3,987       109,144
Hershey Foods Corporation......    5,664       352,230
Hewlett-Packard Company........   41,113     2,808,532
Hilton Hotels Corporation......   10,314       197,255
The Home Depot, Inc. ..........   61,965     3,791,483
Homestake Mining Company.......    9,443        86,758
Honeywell Inc. ................    4,999       376,487
Household International,
  Inc. ........................   19,139       758,383
Houston Industries
  Incorporated.................   11,277       362,274
+Humana Inc. ..................    6,592       117,420
Huntington Bancshares
  Incorporated.................    8,379       251,894
IKON Office Solutions, Inc. ...    5,361        45,903
IMS Health Incorporated........    6,349       478,953
ITT Industries, Inc. ..........    4,114       163,531
Illinois Tool Works Inc. ......    9,875       572,750
Inco Limited...................    6,574        69,438
Ingersoll-Rand Company.........    6,549       307,394
Intel Corporation..............   66,083     7,834,966
International Business Machines
  Corporation..................   36,975     6,831,131
International Flavors &
  Fragrances Inc. .............    4,248       187,708
International Paper Company....   12,176       545,637
The Interpublic Group of
  Companies, Inc. .............    5,510       439,423
J.P. Morgan & Co.,
  Incorporated.................    6,930       728,083
Jefferson - Pilot
  Corporation..................    4,204       315,300
Johnson & Johnson..............   53,267     4,467,770
Johnson Controls, Inc. ........    3,350       197,650
Jostens, Inc. .................    1,401        36,689

                                 SHARES      VALUE
         COMMON STOCKS            HELD     (Note 1a)
------------------------------------------------------
+KLA-Tencor Corporation........    3,440  $    149,210
Kaufman and Broad Home
  Corporation..................    1,536        44,160
Kellogg Company................   16,067       548,286
Kerr-McGee Corporation.........    1,892        72,369
KeyCorp........................   18,045       577,440
Kimberly-Clark Corporation.....   21,481     1,170,715
+King World Productions,
  Inc. ........................    2,900        85,369
+Kmart Corporation.............   19,511       298,762
Knight-Ridder, Inc. ...........    3,123       159,663
+Kohl's Corporation............    6,260       384,599
+The Kroger Co. ...............   10,140       613,470
+LSI Logic Corporation.........    5,576        89,913
Laidlaw Inc. ..................   13,069       131,507
Lehman Brothers Holdings,
  Inc. ........................    4,598       202,599
The Limited, Inc...............    8,989       261,805
Lincoln National Corporation...    3,979       325,532
Liz Claiborne, Inc. ...........    2,560        80,800
Lockheed Martin Corporation....    7,744       656,304
Loews Corporation..............    4,546       446,644
Longs Drug Stores
  Corporation..................    1,538        57,675
Louisiana-Pacific
  Corporation..................    4,315        79,018
Lowe's Companies, Inc. ........   13,940       713,554
Lucent Technologies Inc. ......   52,110     5,732,100
MBIA, Inc. ....................    3,933       257,857
MBNA Corporation...............   29,802       743,187
+MCI WorldCom, Inc. ...........   72,681     5,214,862
MGIC Investment Corporation....    4,341       172,826
Mallinckrodt Inc. .............    2,828        87,138
Marriott International, Inc.
  (Class A)....................    9,912       287,448
Marsh & McLennan Companies,
  Inc. ........................   10,200       596,062
Masco Corporation..............   13,465       387,119
Mattel, Inc. ..................   11,402       260,108
The May Department Stores
  Company......................    9,261       559,133
Maytag Corporation.............    3,567       222,046
McDermott International,
  Inc. ........................    2,346        57,917
McDonald's Corporation.........   26,820     2,055,082
The McGraw-Hill Companies,
  Inc. ........................    3,930       400,369
The Mead Corporation...........    4,114       120,592
+MediaOne Group, Inc. .........   24,059     1,130,773
Medtronic, Inc. ...............   19,439     1,443,346
Mellon Bank Corporation........   10,305       708,469
Mercantile Bancorporation
  Inc. ........................    6,238       287,728
Merck & Co., Inc. .............   47,193     6,969,816
Meredith Corporation...........    2,092        79,234
Merrill Lynch & Co., Inc.++ ...   14,062       938,638
+Micron Technology, Inc. ......    8,425       425,989
+Microsoft Corporation++.......   98,850    13,709,259
Milacron Inc. .................    1,554        29,914
Millipore Corporation..........    1,717        48,827
Minnesota Mining and
  Manufacturing Company........   15,910     1,131,599
+Mirage Resorts,
  Incorporated.................    7,106       106,146
Mobil Corporation..............   30,947     2,696,257
Monsanto Company...............   24,836     1,179,710
Moore Corporation Ltd. ........    3,488        38,368

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                                 SHARES      VALUE
         COMMON STOCKS            HELD     (Note 1a)
------------------------------------------------------
Morgan Stanley Dean Witter &
  Co. .........................   22,900  $  1,625,900
Morton International, Inc. ....    4,810       117,845
Motorola, Inc. ................   23,792     1,452,799
NACCO Industries, Inc. (Class
  A)...........................      322        29,624
NICOR, Inc. ...................    1,892        79,937
Nalco Chemical Company.........    2,611        80,941
National City Corporation......   13,112       950,620
+National Semiconductor
  Corporation..................    6,587        88,925
National Service Industries,
  Inc. ........................    1,642        62,396
+Navistar International
  Corporation..................    2,658        75,753
New Century Energies, Inc. ....    4,531       220,886
+The New York Times Company
  (Class A)....................    7,229       250,756
Newell Co. ....................    6,444       265,815
Newmont Mining Corporation.....    6,601       119,231
+Nextel Communications,
  Inc. ........................   11,396       269,230
Niagara Mohawk Power
  Corporation..................    7,402       119,357
Nike, Inc. (Class B)...........   11,394       462,169
Nordstrom, Inc. ...............    5,896       204,517
Norfolk Southern Corporation...   14,999       475,281
Northern States Power Company..    6,049       167,860
Northern Telecom Limited.......   25,843     1,295,380
Northern Trust Corporation.....    4,411       385,135
Northrop Grumman Corporation...    2,728       199,485
+Novell, Inc. .................   14,005       253,841
Nucor Corporation..............    3,473       150,207
ONEOK, Inc. ...................    1,216        43,928
Occidental Petroleum
  Corporation..................   13,713       231,407
Omnicom Group Inc. ............    6,726       390,108
+Oracle Corporation............   38,556     1,662,727
+Oryx Energy Company...........    4,204        56,491
Owens Corning..................    2,137        75,730
+Owens-Illinois, Inc. .........    6,156       188,527
PACCAR Inc. ...................    3,095       127,282
PECO Energy Company............    8,882       369,713
PG&E Corporation...............   15,138       476,847
PNC Bank Corp. ................   11,913       644,791
PP&L Resources, Inc. ..........    5,962       166,191
PPG Industries, Inc. ..........    7,014       408,565
PacifiCorp. ...................   11,773       247,969
Pall Corporation...............    4,914       124,386
+Parametric Technology
  Corporation..................   10,788       176,654
Parker-Hannifin Corporation....    4,318       141,415
Paychex, Inc. .................    6,481       333,366
Penney (J.C.) Company, Inc. ...   10,029       470,109
Peoples Energy Corporation.....    1,384        55,187
+ PeopleSoft, Inc. ............    9,237       174,926
The Pep Boys--Manny, Moe &
  Jack.........................    2,505        39,297
PepsiCo, Inc. .................   58,164     2,381,089
The Perkin-Elmer Corporation...    1,944       189,662
Pfizer Inc. ...................   51,447     6,453,383
Pharmacia & Upjohn, Inc. ......   20,120     1,139,295
Phelps Dodge Corporation.......    2,326       118,335

                                 SHARES      VALUE
         COMMON STOCKS            HELD     (Note 1a)
------------------------------------------------------
Philip Morris Companies
  Inc.++.......................   96,515  $  5,163,553
Phillips Petroleum Company.....   10,094       430,257
Pioneer Hi-Bred International,
  Inc. ........................    9,574       258,498
Pitney Bowes, Inc. ............   10,840       716,118
Placer Dome Inc. ..............    9,902       113,873
Polaroid Corporation...........    1,748        32,666
Potlatch Corporation...........    1,140        42,038
Praxair, Inc. .................    6,268       220,947
The Procter & Gamble Company...   52,598     4,802,855
The Progressive Corporation....    2,838       480,686
Provident Companies, Inc. .....    5,356       222,274
Providian Financial
  Corporation..................    5,649       423,675
Public Service Enterprise Group
  Incorporated.................    9,047       361,880
Pulte Corporation..............    1,708        47,504
Quaker Oats Company............    5,402       321,419
RJR Nabisco Holdings Corp. ....   12,865       381,930
R.R. Donnelley & Sons Company..    5,384       235,887
Ralston-Ralston Purina Group...   12,373       400,576
Raychem Corporation............    3,135       101,300
Raytheon Company (Class B).....   13,358       711,314
+Reebok International Ltd......    2,209        32,859
Regions Financial
  Corporation..................    8,767       353,420
Republic New York Corporation..    4,276       194,825
Reynolds Metals Company........    2,555       134,617
+Rio Hotel & Casino, Inc. .....      976        15,494
Rite Aid Corporation...........   10,214       506,231
Rockwell International
  Corporation..................    7,577       367,958
Rohm and Haas Company..........    6,600       198,825
+Rowan Companies, Inc. ........    3,323        33,230
Royal Dutch Petroleum Company
  (NY Registered Shares).......   84,961     4,067,508
Rubbermaid Incorporated........    5,924       186,236
Russell Corporation............    1,436        29,169
Ryder Systems, Inc. ...........    2,841        73,866
SAFECO Corporation.............    5,401       231,905
SBC Communications Inc. .......   77,564     4,159,370
SLM Holding Corporation........    6,569       315,312
SUPERVALU INC..................    4,756       133,168
SYSCO Corporation..............   13,244       363,382
+Safeway Inc. .................   19,274     1,174,509
Sara Lee Corporation...........   36,210     1,020,669
Schering-Plough Corporation....   58,258     3,218,755
Schlumberger Limited...........   21,641       998,191
Scientific-Atlanta, Inc. ......    2,970        67,753
+Seagate Technology, Inc. .....    9,722       294,091
The Seagram Company Ltd........   15,611       593,218
+Sealed Air Corporation........    3,292       168,098
Sears, Roebuck and Co. ........   15,187       645,448
Sempra Energy..................    9,542       242,128
Service Corporation
  International................   10,194       388,009
Shared Medical Systems
  Corporation..................    1,011        50,424
The Sherwin-Williams
  Company......................    6,851       201,248
Sigma-Aldrich Corporation......    3,983       117,001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                                 SHARES      VALUE
         COMMON STOCKS            HELD     (Note 1a)
------------------------------------------------------
+Silicon Graphics, Inc. .......    7,478  $     96,279
Snap-On Incorporated...........    2,342        81,531
+Solectron Corporation.........    4,660       433,089
Sonat Inc. ....................    4,360       117,993
The Southern Company...........   27,620       802,706
Southwest Airlines Co. ........   13,306       298,553
Spring Industries, Inc. (Class
  A)...........................      732        30,332
Sprint Corporation (Fon
  Group).......................   17,075     1,436,434
Sprint Corporation (PCS
  Group).......................   16,467       380,799
+St. Jude Medical, Inc. .......    3,326        92,089
The St. Paul Companies, Inc....    9,356       325,121
The Stanley Works..............    3,518        97,625
+Staples, Inc. ................   12,349       539,497
State Street Corporation.......    6,357       442,209
Summit Bancorp.................    6,887       300,876
+Sun Microsystems, Inc. .......   15,087     1,291,824
SunAmerica, Inc. ..............    8,606       698,162
Sunoco, Inc. ..................    3,705       133,612
SunTrust Banks, Inc. ..........    8,277       633,191
Synovus Financial Corp. .......   10,596       258,278
The TJX Companies, Inc. .......   12,772       370,388
TRW Inc. ......................    4,747       266,722
Tandy Corporation..............    3,924       161,620
Tektronix, Inc. ...............    1,850        55,616
+Tele-Communications, Inc.
  (Class A)....................   21,326     1,179,594
+Tellabs, Inc. ................    7,661       525,257
Temple-Inland, Inc. ...........    2,203       130,665
+Tenet Healthcare
  Corporation..................   12,274       322,193
Tenneco Inc. ..................    6,723       229,002
Texaco Inc. ...................   21,235     1,122,801
Texas Instruments
  Incorporated.................   15,454     1,322,283
Texas Utilities Company........   11,192       522,527
Textron, Inc. .................    6,281       476,963
+Thermo Electron Corp. ........    6,297       106,655
Thomas & Betts Corporation.....    2,248        97,367
Time Warner, Inc. .............   48,640     3,018,720
The Times Mirror Company (Class
  A)...........................    3,155       176,680
The Timken Company.............    2,470        46,621
Torchmark Corporation..........    5,544       195,773
+Toys "R" Us, Inc. ............   10,353       174,707
Transamerica Corporation.......    2,480       286,440
Tribune Company................    4,708       310,728
+Tricon Global Restaurants,
  Inc. ........................    6,043       302,905
Tupperware Corporation.........    2,288        37,609
Tyco International Ltd. .......   25,532     1,926,070
U S West, Inc. ................   19,921     1,287,395
UNUM Corporation...............    5,475       319,603
+US Airways Group, Inc. .......    3,464       180,128
U.S. Bancorp...................   28,769     1,021,300
UST Inc. ......................    7,372       257,099
USX-Marathon Group.............   12,185       367,073
USX-U.S. Steel Group...........    3,491        80,293

                                 SHARES      VALUE
         COMMON STOCKS            HELD     (Note 1a)
------------------------------------------------------
Unicom Corporation.............    8,590  $    331,252
Unilever N.V. (NY Registered
  Shares)......................   25,353     2,102,714
Union Camp Corporation.........    2,747       185,423
Union Carbide Corporation......    5,268       223,890
Union Pacific Corporation......    9,781       440,756
Union Pacific Resources Group
  Inc. ........................    9,944        90,118
Union Planters Corporation.....    5,394       244,416
+Unisys Corporation............   10,078       347,061
United HealthCare
  Corporation..................    7,383       317,930
United Technologies
  Corporation..................    8,952       973,530
Unocal Corporation.............    9,558       278,974
V. F. Corporation..............    4,754       222,844
+Viacom, Inc. (Class B)........   13,789     1,020,386
+W.R. Grace & Co. .............    2,914        45,713
W. W. Grainger, Inc. ..........    3,764       156,676
Wachovia Corporation...........    8,037       702,735
Wal-Mart Stores, Inc. .........   89,308     7,273,020
Walgreen Co. ..................   19,770     1,157,781
The Walt Disney Company........   81,184     2,435,520
Warner-Lambert Company.........   32,531     2,445,925
Washington Mutual, Inc. .......   23,479       896,604
Waste Management, Inc. ........   22,769     1,061,605
Wells Fargo Company............   64,091     2,559,634
Wendy's International, Inc. ...    4,933       107,601
Westvaco Corporation...........    4,014       107,625
Weyerhaeuser Company...........    7,886       400,707
Whirlpool Corporation..........    2,991       165,627
Willamette Industries, Inc. ...    4,395       147,233
The Williams Companies, Inc....   16,958       528,878
Winn-Dixie Stores, Inc. .......    5,886       264,134
Worthington Industries,
  Inc. ........................    3,666        45,825
Wrigley (Wm.) Jr. Company......    4,591       411,181
Xerox Corporation..............   12,999     1,533,882
------------------------------------------------------
TOTAL COMMON STOCKS
(COST--$311,095,993)--98.3%                396,470,512
------------------------------------------------------

SHORT-TERM OBLIGATIONS--            FACE
COMMERCIAL PAPER*                 AMOUNT
------------------------------------------------------
General Motors Acceptance
  Corp., 5.13% due
  1/04/1999................  $ 8,438,000     8,434,393
------------------------------------------------------
TOTAL SHORT-TERM
OBLIGATIONS
(COST--$8,434,393)--2.1%                     8,434,393
------------------------------------------------------
TOTAL INVESTMENTS (COST--
$319,530,386)--100.4%......                404,904,905
VARIATION MARGIN ON
  FINANCIAL FUTURES
  CONTRACTS**--0.0%........                     12,414
LIABILITIES IN EXCESS OF
  OTHER ASSETS--(0.4%).....                 (1,699,906)
                                          ------------
NET ASSETS--100.0%.........               $403,217,413
                                          ============

--------------------------------------------------------------------------------

* Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONCLUDED)
--------------------------------------------------------------------------------

** Financial futures contracts purchased as of December 31, 1998 were as follows:

------------------------------------------------------------
NUMBER OF                        EXPIRATION       VALUE
CONTRACTS          ISSUE            DATE     (NOTES 1A & 1B)
------------------------------------------------------------
   21       S&P 500 Stock Index  March 1999    $6,538,875
------------------------------------------------------------
TOTAL FINANCIAL FUTURES CONTRACTS PURCHASED
(CONTRACT PRICE--$6,433,566)                   $6,538,875
                                               ==========
------------------------------------------------------------

+ Non-income producing security.

++ Portion of holdings pledged as collateral for financial futures contracts.

++ An affiliate of the Fund.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$319,530,386) (Note
  1a).......................................................              $404,904,905
Cash........................................................                        56
Receivables:
  Securities sold...........................................  $2,361,047
  Capital shares sold.......................................     515,183
  Dividends.................................................     409,962
  Variation margin (Note 1b)................................      12,414     3,298,606
                                                              ----------
Deferred organization expenses (Note 1f)....................                     6,083
Prepaid expenses and other assets...........................                    24,270
                                                                          ------------
Total assets................................................               408,233,920
                                                                          ------------
--------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   4,743,479
  Investment adviser (Note 2)...............................      97,219
  Capital shares redeemed...................................      21,155     4,861,853
                                                              ----------
Accrued expenses and other liabilities......................                   154,654
                                                                          ------------
Total liabilities...........................................                 5,016,507
                                                                          ------------
--------------------------------------------------------------------------------------
NET ASSETS..................................................              $403,217,413
                                                                          ============
--------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000
  shares authorized+........................................              $  2,484,540
Paid-in capital in excess of par............................               306,089,930
Undistributed investment income--net........................                 4,385,855
Undistributed realized capital gains on investments--net....                 4,777,260
Unrealized appreciation on investments--net.................                85,479,828
                                                                          ------------
NET ASSETS..................................................              $403,217,413
                                                                          ============
--------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $403,217,413 and 24,845,404
  shares outstanding........................................              $      16.23
                                                                          ============
--------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1d & 1e):
Dividends (net of $25,743 foreign withholding tax)..........                $ 4,511,335
Interest and discount earned................................                  1,039,852
                                                                            -----------
Total income................................................                  5,551,187
                                                                            -----------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $  965,368
Accounting services (Note 2)................................      73,293
Registration fees...........................................      34,467
Printing and shareholder reports............................      31,503
Custodian fees..............................................      28,723
Professional fees...........................................      16,531
Directors' fees and expenses................................       5,177
Transfer agent fees (Note 2)................................       5,121
Amortization of organization expenses (Note 1f).............       2,086
Pricing services............................................         135
Other.......................................................       2,921
                                                              ----------
Total expenses..............................................                  1,165,325
                                                                            -----------
Investment income--net......................................                  4,385,862
                                                                            -----------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET (NOTES
  1b, 1c, 1E & 3):
Realized gain (loss) from:
  Investments--net..........................................   5,356,612
  Foreign currency transactions--net........................          (6)     5,356,606
                                                              ----------
Change in unrealized appreciation on investments--net.......                 65,816,752
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $75,559,220
                                                                            ===========
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                                ----------------------------
             INCREASE (DECREASE) IN NET ASSETS:                     1998            1997
--------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $  4,385,862    $  2,775,837
Realized gain on investments and foreign currency
  transactions--net.........................................       5,356,606       9,912,879
Change in unrealized appreciation on investments--net.......      65,816,752      19,509,942
                                                                ------------    ------------
Net increase in net assets resulting from operations........      75,559,220      32,198,658
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1g):
Investment income--net:
  Class A...................................................      (2,775,835)        (16,872)
Realized gain on investments--net:
  Class A...................................................     (10,487,182)         (4,850)
                                                                ------------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................     (13,263,017)        (21,722)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase in net assets derived from capital share
  transactions..............................................     125,686,790     172,305,644
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................     187,982,993     204,482,580
Beginning of year...........................................     215,234,420      10,751,840
                                                                ------------    ------------
End of year*................................................    $403,217,413    $215,234,420
                                                                ============    ============
--------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $  4,385,855    $  2,775,828
                                                                ============    ============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                    CLASS A
                                                                 ---------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM         FOR THE YEAR
       INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.                  ENDED               FOR THE PERIOD
                                                                       DECEMBER 31,           DEC. 13, 1996+
                                                                 ------------------------           TO
            INCREASE (DECREASE) IN NET ASSET VALUE:                1998            1997        DEC. 31, 1996
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................    $  13.48        $  10.17         $ 10.00
                                                                 --------        --------         -------
Investment income--net.......................................         .18             .17             .02
Realized and unrealized gain on investments--net.............        3.40            3.16             .15
                                                                 --------        --------         -------
Total from investment operations.............................        3.58            3.33             .17
                                                                 --------        --------         -------
Less dividends and distributions:
  Investment income--net.....................................        (.17)           (.02)             --
  Realized gain on investments--net..........................        (.66)             --++            --
                                                                 --------        --------         -------
Total dividends and distributions............................        (.83)           (.02)             --
                                                                 --------        --------         -------
Net asset value, end of period...............................    $  16.23        $  13.48         $ 10.17
                                                                 ========        ========         =======
--------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...........................      28.28%          32.81%           1.68%++++
                                                                 ========        ========         =======
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement...............................        .36%            .34%            .00%*
                                                                 ========        ========         =======
Expenses.....................................................        .36%            .40%            .60%*
                                                                 ========        ========         =======
Investment income--net.......................................       1.36%           2.01%           3.08%*
                                                                 ========        ========         =======
--------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).....................    $403,217        $215,234         $10,752
                                                                 ========        ========         =======
Portfolio turnover...........................................      11.92%          36.85%            .04%
                                                                 ========        ========         =======
--------------------------------------------------------------------------------------------------------------

+ Commencement of operations.

++ Amount is less than $.01 per share.

++++ Aggregate total investment return.

* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc.("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Index 500 Fund (the "Fund") is classified as "non-diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last sale price prior to the time of valuation. Securities traded in the NASDAQ National Market System are valued at the last sale price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund is authorized to purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized)

--------------------------------------------------------------------------------

or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Deferred organization expenses--Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years.

  (g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:
The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 0.30% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1998 were $150,547,878 and $35,960,010, respectively.

  Net realized gains (losses) for the year ended December 31, 1998 and net unrealized gains as of December 31, 1998 were as follows:

------------------------------------------------------------------
                                         Realized
                                           Gains       Unrealized
                                         (Losses)        Gains
------------------------------------------------------------------
Long-term investments.................  $ 6,526,860   $ 85,374,519
Financial futures contracts...........   (1,170,248)       105,309
Foreign currency transactions.........           (6)            --
                                        -----------   ------------
Total.................................  $ 5,356,606   $ 85,479,828
                                        ===========   ============
------------------------------------------------------------------

  At December 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $84,660,214, of which $95,962,681 related to appreciated securities and $11,302,467 related to depreciated securities. At December 31, 1998, the aggregate cost of investments for Federal income tax purposes was $320,244,691.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions was $125,686,790 and $172,305,644 for the years ended December 31, 1998 and December 31, 1997, respectively.

--------------------------------------------------------------------------------

  Transactions in capital shares were as follows:

-----------------------------------------------------------------
  Class A Shares for the Year Ended                     Dollar
          December 31, 1998              Shares         Amount
-----------------------------------------------------------------
Shares sold..........................  13,011,352    $183,963,924
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   1,043,297      13,263,016
                                       ----------    ------------
Total issued.........................  14,054,649     197,226,940
Shares redeemed......................  (5,178,470)    (71,540,150)
                                       ----------    ------------
Net increase.........................   8,876,179    $125,686,790
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
  Class A Shares for the Year Ended                     Dollar
          December 31, 1997              Shares         Amount
-----------------------------------------------------------------
Shares sold..........................  19,361,582    $225,105,550
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................       2,149          21,722
                                       ----------    ------------
Total issued.........................  19,363,731     225,127,272
Shares redeemed......................  (4,451,853)    (52,821,628)
                                       ----------    ------------
Net increase.........................  14,911,878    $172,305,644
                                       ==========    ============
-----------------------------------------------------------------

5. SUBSEQUENT EVENT:

On January 4, 1999, the Company's Board of Directors declared an ordinary income dividend in the amount of $.176526 per Class A Share and a long-term capital gains distribution in the amount of $.225168 per Class A Share payable on January 11, 1999 to shareholders of record as of December 31, 1998.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
INDEX 500 FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Index 500 Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and the period December 13, 1996 (commencement of operations) to December 31, 1996. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Index 500 Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 10, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND DECEMBER 31, 1998--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  During the 12-month period ended December 31, 1998, nearly all developed equity markets rose, while the majority of emerging markets declined. For the 12 months ended December 31, 1998, the total return for the Fund's new benchmark, the unmanaged Morgan Stanley Capital International (MSCI) World Index (Ex-US), rose by 18.76%, while International Equity Focus Fund's Class A Shares had a total return of +7.80%. During the year, the Fund's benchmark was changed from the Financial Times/Standard & Poor's--Actuaries World (Ex-US) Index to the Morgan Stanley Capital International World Index (Ex-US). We believe that the new Index provides a better comparison for the Fund's relative performance.

  The Fund's underperformance relative to the Index was largely caused by our exposure to emerging markets in the early part of the year and, to a lesser extent, by our underweighted position in European currencies during the second half of 1998. During the 12-month period ended December 31, 1998, the Fund underwent significant restructuring. In particular, we substantially reduced our exposure to emerging markets and Asian developed markets. As these asset classes were relative underperformers for most of 1998, the reduction in exposure proved to be positive for the Fund's returns. Nevertheless, our overweighted position in emerging markets during the early part of the year was detrimental to Fund performance relative to the new benchmark index. In the first half of the year, the Fund's cash reserves accounted for approximately 12% of net assets. During the second half, the Fund became more fully invested, with cash reserves declining to approximately 3% by fiscal year-end. Again, this was a beneficial change as developed equity markets outperformed cash over the year.

ECONOMIC AND INVESTMENT ENVIRONMENT

  High volatility in equity markets and exchange rates characterized the 12-month period ended December 31, 1998. Most developed markets outside of Asia were strong in the early months of 1998, as investors focused on the positive impacts on growth (via lower inflation and bond yields) of the deflationary forces coming from Asia. By July, Federal Reserve Board Chairman Alan Greenspan was sufficiently concerned by the continuing above-trend growth of the US economy to warn that the next move in US interest rates was likely to be upward. This marked the peak for the year in the MSCI World Index (Ex-US).

  The months of August and September saw dramatic declines in global markets, triggered by Russia's moratorium on debt repayments and the devaluation of the Russian ruble. This initiated an extremely sharp widening in credit spreads across a wide range of markets, and raised concerns about the health of the global financial system in light of the near collapse of a major hedge fund. With sentiment in equity markets damaged, investor attention in North America and Europe focused on the negative impact that the deflationary forces coming from Asia would have on corporate profit margins.

  The latter part of the year was marked by a series of interest rate cuts in virtually all of the world's economies, led by the US Federal Reserve Board. Equity markets rallied strongly in the final quarter of the year as liquidity conditions improved. Within Continental Europe, some of the interest rate cuts were also part of the process of economic "convergence" required by the introduction of the single European currency, the euro, which took place on January 1, 1999. The preparations for the launch of the euro created favorable market conditions in a number of the peripheral economies of Europe, notably Italy and Spain, where previously high interest rates were reduced to come into line with the lower rates in the core markets, such as Germany and France. As a result of this move and a perceived greater insulation from the effects of the emerging markets crisis, European markets posted exceptionally strong results for the 12 months ended December 31, 1998. The Continental European component of the MSCI World Index (Ex-US) returned +33.9% over the period. Within this region, the best-performing markets were Finland (+122%), Belgium (+68%), Italy (+53%) and Spain (+50%). (References to securities markets of all countries in this letter to shareholders correspond to those countries' market weightings in the MSCI World (Ex-US) Index (unless otherwise noted) and are measured in US dollars.

  Among emerging markets, Russian equities declined by 83% for the year ended December 31, 1998. The inability of the Russian government to honor its debts brought into focus other debt-laden countries whose economies were also heavily dependent on oil or other commodities. Latin American equity markets fell by 35.1% as measured by the MSCI Emerging Markets Index. At the end of 1998, some Asian emerging markets showed real signs of recovery

--------------------------------------------------------------------------------

as interest rates fell, governments started to restructure their financial sectors, and currencies stabilized or appreciated. The most significant of these was South Korea, which produced a return of +141% over the 12 months ended December 31, 1998.

  The declining trend in global industrial output growth, underway since mid-1997, paused during the fourth quarter of 1998, with improvement in some Asian economies offsetting deterioration elsewhere. Although policy makers have eased monetary conditions since September, there is a strong risk of renewed pressure on industrial companies' profit margins in the early months of 1999. Latin America remains a particular concern in light of a sharp tightening of fiscal policy in Brazil being implemented at a time when the economy is already beginning to contract.

  Even if the outlook for 1999 global economic growth were to improve, a significant degree of spare capacity in many key industries will be maintained for some time. Therefore, secular trends toward lower inflation rates and bond yields will likely remain in place unless there is a massive change in emphasis in fiscal policy in the major economies. Against the backdrop of weak commodity prices, consumer spending is holding up considerably better than corporate spending across the developed world. We believe that this trend is likely to be accentuated before it reverses, which continues to argue against large holdings in markets with a concentration of cyclical industries, such as Germany. For Europe as a whole, but Germany in particular, the fortunes of the dollar will remain key, with more downside than upside risk in 1999, in our view.

  The Japanese equity market had a roller-coaster ride during the year, finishing the period with a total return of +5.2%, well below the average for developed markets. Despite the announcement of numerous economic stimulus packages by the government, the Japanese economy continued to languish. The yen was extremely volatile, ranging from 147.7 against the US dollar in August to
111.5 in October. A key factor in the yen's appreciation was the unwinding of short-yen positions by leveraged funds.

  During the three months ended December 31, 1998, we reduced our Japanese equity exposure. The United Kingdom became the single largest country exposure in the Fund, rising to about 21% of net assets for most of the final quarter of the year. Over the December quarter, we also reversed our overweighted positions in Continental European basic materials and other heavy cyclical sectors that had been held for much of the year. New positions were taken in sectors with more predictable growth patterns, such as telecommunications and software services. We expect these sectors to perform better in an environment of low nominal economic growth. We also increased exposure to the European defense sector in anticipation of a series of major consolidations, mirroring the trend in the US market. In Japan, we maintained overweighted positions in export technology sectors, and increased our already overweighted position in pharmaceuticals at the expense of financial sector stocks.

  Outside of Japan, we remain very selective in the Asian markets in which we invest. For example, we strongly prefer Singapore to Hong Kong since real interest rates are now much lower in Singapore (we believe this is unlikely to change while the Hong Kong/US dollar peg still exists). Moreover, Singapore stands to benefit more from signs of cyclical improvement in the semiconductor industry, an industry where capacity has been taken out in recent months.

IN CONCLUSION

  Volatility in global equity markets remains high, even as many markets have rebounded following the corrections of recent months. It is still too early to expect a significant moderation in the current levels of volatility while much of the world stands poised on the brink of falling price levels at a time when many economies and sectors are struggling with large debts and/or overcapacity. However, there are some grounds for optimism in the coordinated support that the developed countries have provided to the troubled emerging economies, and in the efforts that some of these emerging countries have made to stabilize their own economic and financial systems. Looking ahead, our strategy is to remain very selective, taking opportunities to reinvest in those markets that demonstrate the ability to balance productive efficiency and pricing power which, in turn, we anticipate should result in corporate earnings growth.

--------------------------------------------------------------------------------

  We thank you for your continued interest in International Equity Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to reviewing our strategy and performance with you in our next report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Clive D. Lang
Clive Lang
Portfolio Manager

February 5, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

International Equity Focus Fund

Total Return Based on a $10,000 Investment-Class A Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Financial Times-Standard & Poor's-Actuaries World (Ex-US) Index and the Morgan Stanley Capital International World (Ex-Us) Index. Beginning and ending values are:

                                        7/01/93**                      12/98
                                        ---------                      -----
International Equity
Focus Fund+--Class A Shares*             $10,000                       $12,833

Financial Times/Standard & Poor's--
Actuaries World (Ex-US) Index++          $10,000                       $15,915

Morgan Stanley Capital International
World (Ex-US) Index+++                   $10,000                       $16,697

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.

** Commencement of operations.

+ International Equity Focus Fund invests in a portfolio of securities from foreign countries, both developed and developing, throughout the world.

++ This unmanaged capitalization-weighted Index is comprised of over 1,800 companies in 24 countries, excluding the United States.

+++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of stocks of 1,178 companies in 22 countries, excluding the United States. The starting date for the Index is from 6/30/93.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 12/31/98                                                       +7.80%
--------------------------------------------------------------------------------
Five Years Ended 12/31/98                                                  +3.07
--------------------------------------------------------------------------------
Inception (7/01/93) through 12/31/98                                       +4.64
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                      12 MONTH        6 MONTH
                                                    TOTAL RETURN    TOTAL RETURN
--------------------------------------------------------------------------------
Class A Shares                                      +7.80%            -2.55%

--------------------------------------------------------------------------------
* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998                  (IN US DOLLARS)
--------------------------------------------------------------------------------

                                     SHARES HELD/                                                    VALUE       PERCENT OF
AFRICA            INDUSTRY            FACE AMOUNT            INVESTMENTS               COST        (NOTE 1A)     NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA      FOREIGN      ZAL      12,000,000   Republic of South Africa,
                  GOVERNMENT BONDS                   13% due 8/31/2010...........  $  1,773,138   $  1,730,140        0.9%
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE                 15,000   Liberty Life Association of
                                                       Africa Limited............       407,119        206,703        0.1
                  -----------------------------------------------------------------------------------------------------
                  METALS--                  23,500   Minorco S.A. (Minerals &
                  NONFERROUS                           Resources Corporation
                                                       Limited)..................       388,858        367,013        0.2
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN AFRICA      2,569,115      2,303,856        1.2
----------------------------------------------------------------------------------------------------------------------------
MIDDLE EAST
----------------------------------------------------------------------------------------------------------------------------
ISRAEL            MULTI-INDUSTRY            26,667   Koor Industries Limited.....       623,421        465,006        0.3
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN THE
                                                     MIDDLE EAST                        623,421        465,006        0.3
----------------------------------------------------------------------------------------------------------------------------
NORTH AMERICA
----------------------------------------------------------------------------------------------------------------------------
CANADA            AEROSPACE &               19,020   Bombardier Inc. (Class B)...       276,207        272,546        0.1
                  MILITARY
                  TECHNOLOGY
                  -----------------------------------------------------------------------------------------------------
                  BANKING                    6,370   Bank of Montreal............       305,116        255,995        0.1
                                            15,990   National Bank of Canada.....       234,809        258,290        0.1
                                                                                   ------------   ------------      -----
                                                                                        539,925        514,285        0.2
                  -----------------------------------------------------------------------------------------------------
                  BEVERAGES &                6,820   The Seagram Company
                  TOBACCO                              Ltd. .....................       259,522        258,754        0.1
                  -----------------------------------------------------------------------------------------------------
                  BROADCASTING &             2,590   The Thomson Corporation.....        60,901         60,562        0.0
                  PUBLISHING
                  -----------------------------------------------------------------------------------------------------
                  ELECTRICAL &               9,600   Northern Telecom Ltd. ......       532,275        478,968        0.3
                  ELECTRONICS
                  -----------------------------------------------------------------------------------------------------
                  ENERGY SOURCES             4,060   Enbridge Inc. ..............       175,941        186,433        0.1
                                             8,950   Poco Petroleums
                                                       Limited(d)................        92,103         74,617        0.0
                                             4,870   Suncor Energy, Inc. ........       157,102        145,913        0.1
                                                                                   ------------   ------------      -----
                                                                                        425,146        406,963        0.2
                  -----------------------------------------------------------------------------------------------------
                  FINANCIAL                 11,480   Power Corporation of
                  SERVICES                             Canada....................       233,674        248,249        0.1
                  -----------------------------------------------------------------------------------------------------
                  FOREST PRODUCTS &         13,070   Abitibi-Consolidated Inc....       122,969        120,885        0.1
                  PAPER
                  -----------------------------------------------------------------------------------------------------
                  GOLD MINES                13,020   Placer Dome Inc.............       184,480        148,831        0.1
                  -----------------------------------------------------------------------------------------------------
                  MACHINERY &                6,530   United Dominion Industries
                  ENGINEERING                          Limited...................       202,792        134,402        0.1
                  -----------------------------------------------------------------------------------------------------
                  MERCHANDISING              6,880   Canadian Tire Corp. ........       194,362        180,369        0.1
                  -----------------------------------------------------------------------------------------------------
                  METALS--NONFERROUS        13,120   Inco Limited................       139,804        138,438        0.1
                                            10,310   Rio Algom Limited...........       138,889        110,131        0.0
                                                                                   ------------   ------------      -----
                                                                                        278,693        248,569        0.1
                  -----------------------------------------------------------------------------------------------------
                  MULTI-INDUSTRY             6,310   Imasco Limited..............       120,905        134,395        0.1
                  -----------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS         8,140   BCE Inc.....................       323,920        306,715        0.2
                                             5,700   Teleglobe Inc. .............       171,545        204,195        0.1
                                                                                   ------------   ------------      -----
                                                                                        495,465        510,910        0.3
                  -----------------------------------------------------------------------------------------------------
                  UTILITIES--               10,780   TransCanada PipeLines
                  ELECTRICAL & GAS                     Limited...................       159,688        157,631        0.1
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN CANADA      4,087,004      3,876,319        2.0
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

NORTH
AMERICA                              SHARES HELD/                                                    VALUE       PERCENT OF
(CONCLUDED)       INDUSTRY            FACE AMOUNT            INVESTMENTS               COST        (NOTE 1A)     NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
UNITED STATES     US GOVERNMENT      US$ 3,000,000   United States Treasury
                  OBLIGATIONS                        Bond, 5.25% due
                                                       11/15/2028................  $  3,005,625   $  3,071,250        1.6%
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN THE
                                                     UNITED STATES                    3,005,625      3,071,250        1.6
----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN NORTH
                                                     AMERICA                          7,092,629      6,947,569        3.6
----------------------------------------------------------------------------------------------------------------------------
PACIFIC BASIN
----------------------------------------------------------------------------------------------------------------------------
AUSTRALIA         BANKING                   47,600   Australia and New Zealand
                                                       Banking Group Ltd. .......       269,864        311,782        0.2
                                            17,400   Commonwealth Bank of
                                                       Australia.................       209,126        247,182        0.1
                                            55,000   National Australia Bank.....       794,671        829,795        0.4
                                            70,500   Westpac Banking Corp.
                                                       Ltd. .....................       441,973        472,155        0.2
                                                                                   ------------   ------------      -----
                                                                                      1,715,634      1,860,914        0.9
                  -----------------------------------------------------------------------------------------------------
                  BEVERAGES &              100,000   Foster's Brewing Group
                  TOBACCO                              Limited...................       239,091        271,079        0.1
                                            18,400   Rothmans Holdings, Ltd. ....       128,917        132,031        0.1
                                                                                   ------------   ------------      -----
                                                                                        368,008        403,110        0.2
                  -----------------------------------------------------------------------------------------------------
                  BROADCASTING &           120,000   Cable & Wireless Optus
                  PUBLISHING                           Limited(d)................       163,469        252,434        0.1
                                            44,000   The News Corporation
                                                       Limited...................       280,659        290,900        0.2
                                            95,200   The News Corporation Limited
                                                       (Preferred)...............       520,515        579,775        0.3
                                                                                   ------------   ------------      -----
                                                                                        964,643      1,123,109        0.6
                  -----------------------------------------------------------------------------------------------------
                  BUSINESS & PUBLIC          8,700   Brambles Industries
                  SERVICES                             Limited...................       183,238        212,094        0.1
                  -----------------------------------------------------------------------------------------------------
                  CHEMICALS                 24,000   Orica Ltd. .................       141,119        124,966        0.1
                  -----------------------------------------------------------------------------------------------------
                  CONSTRUCTION &            19,300   Leighton Holdings Ltd. .....        75,245         82,857        0.0
                  HOUSING
                  -----------------------------------------------------------------------------------------------------
                  ENERGY SOURCES            50,000   Broken Hill Proprietary Co.,
                                                       Ltd. .....................       401,418        368,563        0.2
                                            35,000   Woodside Petroleum Limited..       196,909        156,698        0.1
                                                                                   ------------   ------------      -----
                                                                                        598,327        525,261        0.3
                  -----------------------------------------------------------------------------------------------------
                  GOLD MINES               144,000   Newcrest Mining(d)..........       214,489        199,769        0.1
                                           146,000   Normandy Mining Limited.....       133,329        135,208        0.1
                                                                                   ------------   ------------      -----
                                                                                        347,818        334,977        0.2
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE                 33,800   AMP Limited(d)..............       418,090        428,583        0.2
                                            45,700   GIO Australia Holdings,
                                                       Ltd. .....................       110,686        150,229        0.1
                                            59,700   QBE Insurance Group Ltd. ...       234,943        247,144        0.1
                                                                                   ------------   ------------      -----
                                                                                        763,719        825,956        0.4
                  -----------------------------------------------------------------------------------------------------
                  LEISURE & TOURISM         16,000   Tabcorp Holdings............        99,021         98,128        0.1
                  -----------------------------------------------------------------------------------------------------
                  MERCHANDISING             30,000   Coles Myers Limited.........       130,608        157,311        0.1
                  -----------------------------------------------------------------------------------------------------
                  METALS--NONFERROUS       270,000   M.I.M. Holdings Limited.....       129,896        119,225        0.1
                                            40,000   WMC Limited.................       128,276        120,697        0.1
                                                                                   ------------   ------------      -----
                                                                                        258,172        239,922        0.2
                  -----------------------------------------------------------------------------------------------------
                  REAL ESTATE               18,000   Lend Lease Corp. ...........       195,971        242,867        0.1
                                            40,000   Westfield Holdings
                                                       Limited...................       189,875        203,370        0.1
                                                                                   ------------   ------------      -----
                                                                                        385,846        446,237        0.2
                  -----------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS       180,400   Telstra Corporation
                                                       Limited(d)................       643,974        844,178        0.4
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

PACIFIC BASIN                                                                                        VALUE       PERCENT OF
(CONTINUED)       INDUSTRY            SHARES HELD            INVESTMENTS               COST        (NOTE 1A)     NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
AUSTRALIA         UTILITIES--               35,800   Australian Gas Light Company
(CONCLUDED)       ELECTRICAL & GAS                     Limited...................  $    210,912   $    258,072        0.1%
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN
                                                     AUSTRALIA                        6,886,284      7,537,092        3.9
----------------------------------------------------------------------------------------------------------------------------
CHINA             TELECOMMUNICATIONS        40,900   China Telecom (Hong Kong)
                                                       Limited (ADR)(a)(d).......     1,387,942      1,421,275        0.7
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN CHINA       1,387,942      1,421,275        0.7
----------------------------------------------------------------------------------------------------------------------------
HONG KONG         LEISURE & TOURISM        110,000   Shanghai Industrial Holdings
                                                       Limited...................       275,890        222,218        0.1
                  -----------------------------------------------------------------------------------------------------
                  MULTI-INDUSTRY               140   Hutchison Whampoa Limited...           892            989        0.0
                  -----------------------------------------------------------------------------------------------------
                  UTILITIES--               70,900   Hong Kong and China Gas
                  ELECTRICAL & GAS                     Company Ltd...............       109,755         90,148        0.0
                                            35,450   Hong Kong and China Gas
                                                       Company Ltd.
                                                       (Warrants)(c).............             0          2,334        0.0
                                                                                   ------------   ------------      -----
                                                                                        109,755         92,482        0.0
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN HONG
                                                     KONG                               386,537        315,689        0.1
----------------------------------------------------------------------------------------------------------------------------
JAPAN             APPLIANCES &              46,000   Pioneer Electronic
                  HOUSEHOLD                            Corporation...............     1,028,858        773,126        0.4
                  DURABLES                  13,400   Sony Corporation............     1,195,627        978,111        0.5
                                                                                   ------------   ------------      -----
                                                                                      2,224,485      1,751,237        0.9
                  -----------------------------------------------------------------------------------------------------
                  AUTOMOBILES               41,000   Toyota Motor Corporation....     1,102,054      1,116,364        0.6
                  -----------------------------------------------------------------------------------------------------
                  BANKING                   86,000   Mitsubishi Trust & Banking
                                                       Corp. ....................     1,029,147        554,519        0.3
                  -----------------------------------------------------------------------------------------------------
                  BEVERAGES &                  145   Japan Tobacco, Inc. ........     1,051,616      1,453,216        0.8
                  TOBACCO
                  -----------------------------------------------------------------------------------------------------
                  BROADCASTING &            16,000   Nippon Broadcasting System,
                  PUBLISHING                           Incorporated..............       896,875        641,419        0.3
                                             2,400   Nippon Television Network
                                                       Corp. ....................       723,841        708,825        0.4
                                                                                   ------------   ------------      -----
                                                                                      1,620,716      1,350,244        0.7
                  -----------------------------------------------------------------------------------------------------
                  BUILDING MATERIALS &      64,000   Sekisui Chemical Co.,
                                                       Ltd. .....................       336,861        431,397        0.2
                  COMPONENTS
                  -----------------------------------------------------------------------------------------------------
                  BUSINESS &                   327   NTT Data Corporation........     1,508,455      1,627,024        0.8
                  PUBLIC SERVICES           94,000   Ricoh Co., Ltd. ............     1,016,548        868,718        0.5
                                                                                   ------------   ------------      -----
                                                                                      2,525,003      2,495,742        1.3
                  -----------------------------------------------------------------------------------------------------
                  CHEMICALS                118,000   Kaneka Corp. ...............       661,677        886,439        0.5
                                            36,000   Shin-Etsu Chemical Co.,
                                                       Ltd. .....................       805,545        868,470        0.5
                                                                                   ------------   ------------      -----
                                                                                      1,467,222      1,754,909        1.0
                  -----------------------------------------------------------------------------------------------------
                  CONSTRUCTION &           120,000   Nishimatsu Construction Co.
                  HOUSING                              Ltd. .....................       605,194        702,439        0.4
                  -----------------------------------------------------------------------------------------------------
                  DATA PROCESSING &         96,000   Fujitsu Limited.............     1,037,908      1,281,419        0.7
                  REPRODUCTION
                  -----------------------------------------------------------------------------------------------------
                  ELECTRICAL &              89,000   Hitachi Ltd. ...............       729,522        552,550        0.3
                  ELECTRONICS               70,000   Uniden Corp. ...............       734,493        589,180        0.3
                                                                                   ------------   ------------      -----
                                                                                      1,464,015      1,141,730        0.6
                  -----------------------------------------------------------------------------------------------------
                  ELECTRONIC                66,000   Anritsu Corp. ..............       943,123        535,610        0.3
                  COMPONENTS &               4,800   Keyence Corporation.........       543,832        591,752        0.3
                  INSTRUMENTATION           20,000   Murata Manufacturing Co.,
                                                       Ltd. .....................       612,824        831,929        0.4
                                                45   NTT Mobile Communication
                                                       Network, Inc.(e)..........     1,484,897      1,855,876        1.0
                                            11,000   Rohm Company Ltd. ..........     1,095,147      1,003,902        0.5
                                            14,000   TDK Corporation.............     1,003,914      1,282,661        0.7
                                                                                   ------------   ------------      -----
                                                                                      5,683,737      6,101,730        3.2
                  -----------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

PACIFIC BASIN                                                                                        VALUE       PERCENT OF
(CONTINUED)       INDUSTRY            SHARES HELD            INVESTMENTS               COST        (NOTE 1A)     NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
JAPAN             FINANCIAL                 20,000   Jafco Co., Ltd. ............  $  1,232,991   $    539,246        0.3%
(CONCLUDED)       INVESTMENT
                  COMPANY
                  -----------------------------------------------------------------------------------------------------
                  FINANCIAL                190,000   Daiwa Securities Co.,
                                                       Ltd. .....................       887,061        650,466        0.3
                  SERVICES              96,000,000   Sanwa Finance
                                                       (Preferred)(d)............       765,025        672,639        0.3
                                                                                   ------------   ------------      -----
                                                                                      1,652,086      1,323,105        0.6
                  -----------------------------------------------------------------------------------------------------
                  HEALTH & PERSONAL         94,000   Fujisawa Pharmaceutical Co.,
                  CARE                                 Ltd. .....................       982,679      1,333,925        0.7
                                            38,000   Sankyo Co., Ltd. ...........       966,524        832,461        0.4
                                            40,000   Taisho Pharmaceuticals
                                                       Co. ......................       994,590      1,103,326        0.6
                                                                                   ------------   ------------      -----
                                                                                      2,943,793      3,269,712        1.7
                  -----------------------------------------------------------------------------------------------------
                  INDUSTRIAL                38,000   Bridgestone Corporation.....       906,920        864,479        0.4
                  COMPONENTS               171,000   Fujikura Ltd. ..............     1,238,936        919,078        0.5
                                           156,000   NSK Ltd. ...................       790,351        583,876        0.3
                                                                                   ------------   ------------      -----
                                                                                      2,936,207      2,367,433        1.2
                  -----------------------------------------------------------------------------------------------------
                  MERCHANDISING             20,000   Ito-Yokado Co., Ltd. .......       943,914      1,401,330        0.7
                                            51,000   Uny Co., Ltd. ..............       794,557        934,058        0.5
                                                                                   ------------   ------------      -----
                                                                                      1,738,471      2,335,388        1.2
                  -----------------------------------------------------------------------------------------------------
                  METALS--STEEL            354,000   Nippon Steel Corporation....       892,676        643,636        0.3
                  -----------------------------------------------------------------------------------------------------
                  MISCELLANEOUS              1,000   Toyo Seikan Kaisha, Ltd. ...        30,312         17,011        0.0
                  MATERIALS &
                  COMMODITIES
                  -----------------------------------------------------------------------------------------------------
                  MULTI-INDUSTRY            51,000   Ibiden Co., Ltd. ...........       708,371        814,191        0.4
                  -----------------------------------------------------------------------------------------------------
                  NON INDEX                463,474   Nikkei (Warrants)(c)........       604,238        368,313        0.2
                  -----------------------------------------------------------------------------------------------------
                  REAL ESTATE               98,000   Mitsui Fudosan Co., Ltd. ...     1,067,090        743,148        0.4
                  -----------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS           126   Nippon Telegraph & Telephone
                                                       Corporation (NTT).........     1,192,086        974,474        0.5
                  -----------------------------------------------------------------------------------------------------
                  TRANSPORTATION--             185   East Japan Railway Co.......       866,471      1,035,344        0.5
                  ROAD & RAIL              130,000   Nippon Express Co., Ltd. ...       886,503        733,304        0.4
                                            30,000   Tobu Railway Co., Ltd. .....       108,407         87,805        0.0
                                           241,000   Tokyu Corp. ................     1,490,742        634,829        0.3
                                                                                   ------------   ------------      -----
                                                                                      3,352,123      2,491,282        1.2
                  -----------------------------------------------------------------------------------------------------
                  WHOLESALE &              155,000   Mitsui & Co. ...............       986,872        867,450        0.4
                  INTERNATIONAL
                  TRADE
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN JAPAN      39,485,274     36,889,335       19.1
----------------------------------------------------------------------------------------------------------------------------
MALAYSIA++        FINANCIAL                    285   Rashid Hussain BHD
                  SERVICES                             (Warrants)(c).............           376             67        0.0
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN
                                                     MALAYSIA                               376             67        0.0
----------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND       ELECTRICAL &              25,150   PDL Holdings Limited........        95,983         70,353        0.0
                  ELECTRONICS
                  -----------------------------------------------------------------------------------------------------
                  MERCHANDISING            137,700   Lane Walker Rudkin
                                                       Industries, Ltd...........       130,524         93,028        0.1
                  -----------------------------------------------------------------------------------------------------
                  REAL ESTATE              260,350   Wrightson Ltd...............       156,965         57,713        0.0
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN NEW
                                                     ZEALAND                            383,472        221,094        0.1
----------------------------------------------------------------------------------------------------------------------------
SINGAPORE         EQUITY BASKET             75,000   MSCI Singapore OPALS (Class
                                                       B)(f).....................     2,414,900      2,893,500        1.5
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN
                                                     SINGAPORE                        2,414,900      2,893,500        1.5
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

PACIFIC BASIN                                                                                        VALUE       PERCENT OF
(CONCLUDED)       INDUSTRY            SHARES HELD            INVESTMENTS               COST        (NOTE 1A)     NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA       APPLIANCES &               7,400   Samsung Electronics
                  HOUSEHOLD                            (GDR)(b)(d)(e)............  $    331,250   $    286,750        0.2%
                  DURABLES
                  -----------------------------------------------------------------------------------------------------
                  EQUITY BASKET              4,500   MSCI South Korea OPALS
                                                       (Class B)(f)..............       173,880        343,305        0.2
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE                    274   Samsung Fire & Marine
                                                       Insurance (Rights)(g).....             0         52,791        0.0
                                               900   Samsung Fire & Marine
                                                       Insurance.................       240,522        337,500        0.2
                                                                                   ------------   ------------      -----
                                                                                        240,522        390,291        0.2
                  -----------------------------------------------------------------------------------------------------
                  METALS--STEEL             21,000   Pohang Iron & Steel Company,
                                                       Ltd. (ADR)(a).............       320,250        354,375        0.2
                  -----------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS        22,949   SK Telecommunications Co.,
                                                       Ltd. (ADR)(a)(e)..........       331,774        233,797        0.1
                  -----------------------------------------------------------------------------------------------------
                  UTILITIES--                6,100   Korea Electric Power
                  ELECTRICAL & GAS                     Corporation...............       260,588        151,483        0.1
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN SOUTH
                                                     KOREA                            1,658,264      1,760,001        1.0
----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN THE
                                                     PACIFIC BASIN                   52,603,049     51,038,053       26.4
----------------------------------------------------------------------------------------------------------------------------
WESTERN EUROPE
----------------------------------------------------------------------------------------------------------------------------
DENMARK           EQUITY BASKET             14,800   MSCI Denmark OPALS (Class
                                                       B)(e)(f)..................     2,098,887      2,261,736        1.2
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN DENMARK     2,098,887      2,261,736        1.2
----------------------------------------------------------------------------------------------------------------------------
FINLAND           EQUITY BASKET             10,700   MSCI Finland OPALS (Class
                                                       B)(f).....................     2,104,287      2,623,961        1.4
                  -----------------------------------------------------------------------------------------------------
                  FOREST PRODUCTS           23,584   Enso OY (Class A)...........       202,347        211,013        0.1
                  & PAPER                   12,710   Stora Enso Oyj..............       110,201        112,227        0.1
                                                                                   ------------   ------------      -----
                                                                                        312,548        323,240        0.2
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN FINLAND     2,416,835      2,947,201        1.6
----------------------------------------------------------------------------------------------------------------------------
FRANCE            AEROSPACE & MILITARY       8,000   Thomson-CSF S.A.............       256,207        343,550        0.2
                  TECHNOLOGY
                  -----------------------------------------------------------------------------------------------------
                  AUTOMOBILES                2,017   Peugeot S.A.................       380,380        312,184        0.2
                  -----------------------------------------------------------------------------------------------------
                  BANKING                    5,600   Compagnie Financiere de
                                                       Paribas...................       455,983        486,682        0.3
                                             3,000   Societe Generale (Class A)..       383,144        485,802        0.3
                                                                                   ------------   ------------      -----
                                                                                        839,127        972,484        0.6
                  -----------------------------------------------------------------------------------------------------
                  BEVERAGES &                3,200   Pernod Ricard...............       205,699        207,848        0.1
                  TOBACCO
                  -----------------------------------------------------------------------------------------------------
                  BROADCASTING &             1,200   Canal Plus..................       218,774        327,446        0.2
                  PUBLISHING
                  -----------------------------------------------------------------------------------------------------
                  BUILDING MATERIALS &       3,900   Compagnie de St. Gobain.....       614,733        550,593        0.3
                  COMPONENTS                 4,500   Lafarge Cooper (Ordinary)...       436,776        427,559        0.2
                                                                                   ------------   ------------      -----
                                                                                      1,051,509        978,152        0.5
                  -----------------------------------------------------------------------------------------------------
                  BUSINESS &                 5,500   Suez Lyonnaise des Eaux.....     1,044,854      1,129,780        0.6
                  PUBLIC SERVICES            5,800   Vivendi.....................     1,326,198      1,504,822        0.8
                                                                                   ------------   ------------      -----
                                                                                      2,371,052      2,634,602        1.4
                  -----------------------------------------------------------------------------------------------------
                  ELECTRICAL &               4,247   Alcatel Alsthom Cie Generale
                  ELECTRONICS                          d'Electricite S.A.........       708,941        519,790        0.3
                                             7,000   Schneider S.A...............       406,146        424,607        0.2
                                                                                   ------------   ------------      -----
                                                                                      1,115,087        944,397        0.5
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

WESTERN
EUROPE                                                                                               VALUE       PERCENT OF
(CONTINUED)       INDUSTRY            SHARES HELD            INVESTMENTS               COST        (NOTE 1A)     NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
FRANCE            ENERGY SOURCES             8,730   Elf Aquitaine S.A. .........  $  1,168,155   $  1,009,104        0.5%
(CONCLUDED)                                 10,200
                                                     Total S.A. (Class B)........     1,122,142      1,033,013        0.5
                                                                                   ------------   ------------      -----
                                                                                      2,290,297      2,042,117        1.0
                  -----------------------------------------------------------------------------------------------------
                  EQUITY BASKET             22,400   MSCI France OPALS (Class
                                                       B)(f).....................     3,720,483      4,403,392        2.3
                  -----------------------------------------------------------------------------------------------------
                  FINANCIAL                    700   Financiere et Industrielle
                  SERVICES                             Gaz et Eaux...............        40,245         37,200        0.0
                  -----------------------------------------------------------------------------------------------------
                  FOOD & HOUSEHOLD           1,600   Groupe Danone...............       379,887        458,067        0.2
                  PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                  HEALTH & PERSONAL            880   L'Oreal S.A.................       436,976        636,141        0.3
                  CARE                      12,500   Rhone-Poulenc S.A. .........       600,650        643,262        0.3
                                                                                   ------------   ------------      -----
                                                                                      1,037,626      1,279,403        0.6
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE                 12,250   AXA.........................     1,460,097      1,775,458        0.9
                  -----------------------------------------------------------------------------------------------------
                  MERCHANDISING                400   Carrefour S.A. .............       278,510        301,966        0.2
                                             4,300   Pinault-Printemps-Redoute
                                                       S.A. .....................       674,097        821,729        0.4
                                               680   Promodes S.A................       409,394        494,484        0.3
                                                                                   ------------   ------------      -----
                                                                                      1,362,001      1,618,179        0.9
                  -----------------------------------------------------------------------------------------------------
                  MULTI-INDUSTRY             5,000   Lagardere S.C.A. ...........       213,955        212,482        0.1
                  -----------------------------------------------------------------------------------------------------
                  RECREATION/OTHER           2,900   LVMH (Louis Vuitton Moet
                  CONSUMER GOODS                       Hennessy).................       607,269        573,908        0.3
                  -----------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS        10,382   France Telecom S.A. ........       647,635        824,809        0.4
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN FRANCE     18,197,330     19,945,678       10.4
----------------------------------------------------------------------------------------------------------------------------
GERMANY           AUTOMOBILES               16,739   DaimlerChrysler AG(d).......     1,276,979      1,652,800        0.9
                                             4,350   Volkswagen AG...............       237,872        347,269        0.2
                                                                                   ------------   ------------      -----
                                                                                      1,514,851      2,000,069        1.1
                  -----------------------------------------------------------------------------------------------------
                  BANKING                   14,050   Deutsche Bank AG............     1,058,254        826,892        0.4
                                            10,100   HypoVereinsbank.............       759,362        791,146        0.4
                                                                                   ------------   ------------      -----
                                                                                      1,817,616      1,618,038        0.8
                  -----------------------------------------------------------------------------------------------------
                  BUSINESS & PUBLIC            375   SAP AG (Systeme,
                  SERVICES                             Anwendungen, Produkte in
                                                       der Datenverarbeitung)....       170,502        162,065        0.1
                  -----------------------------------------------------------------------------------------------------
                  CHEMICALS                 15,500   BASF AG.....................       718,985        591,717        0.3
                                            17,350   Bayer AG....................       701,738        724,305        0.4
                                                                                   ------------   ------------      -----
                                                                                      1,420,723      1,316,022        0.7
                  -----------------------------------------------------------------------------------------------------
                  ELECTRICAL &              11,100   Siemens AG..................       741,136        716,236        0.4
                  ELECTRONICS
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE                  3,000   Axa Colonia Konzern AG......       341,151        340,336        0.2
                                             3,325   Allianz AG..................       885,247      1,219,433        0.6
                                                                                   ------------   ------------      -----
                                                                                      1,226,398      1,559,769        0.8
                  -----------------------------------------------------------------------------------------------------
                  MERCHANDISING                550   Karstadt AG.................       262,810        287,215        0.2
                                             2,300   Metro AG (VORZ).............        87,622        110,858        0.1
                                             3,400   Metro AG....................       206,118        271,429        0.1
                                                                                   ------------   ------------      -----
                                                                                        556,550        669,502        0.4
                  -----------------------------------------------------------------------------------------------------
                  METALS--STEEL              1,250   Thyssen AG..................       304,048        231,918        0.1
                  -----------------------------------------------------------------------------------------------------
                  MULTI-INDUSTRY               750   Preussag....................       260,322        338,986        0.2
                  -----------------------------------------------------------------------------------------------------
                  RECREATION/OTHER           2,175   Adidas-Salomon AG...........       244,376        236,300        0.1
                  CONSUMER GOODS
                  -----------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS        19,300   Deutsche Telekom AG.........       548,888        634,838        0.3
                                             5,700   Mannesmann AG...............       609,364        653,481        0.3
                                                                                   ------------   ------------      -----
                                                                                      1,158,252      1,288,319        0.6
                  -----------------------------------------------------------------------------------------------------
                  TRANSPORTATION--AIRLINES        12,800 Deutsche Lufthansa AG.......      319,620      282,737       0.1
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

WESTERN
EUROPE                                                                                               VALUE       PERCENT OF
(CONTINUED)       INDUSTRY            SHARES HELD            INVESTMENTS               COST        (NOTE 1A)     NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
GERMANY           UTILITIES--               14,500   RWE AG......................  $    740,310   $    794,193        0.4%
(CONCLUDED)       ELECTRICAL & GAS          13,500   VEBA AG.....................       847,820        807,893        0.4
                                                                                   ------------   ------------      -----
                                                                                      1,588,130      1,602,086        0.8
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN GERMANY    11,322,524     12,022,047        6.2
----------------------------------------------------------------------------------------------------------------------------
GREECE            BEVERAGES &                1,500   Hellenic Bottling Co........        49,732         46,329        0.0
                  TOBACCO
                  -----------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS         6,500   Hellenic Telecommunication
                                                       Organization S.A. (OTE)...       185,771        173,008        0.1
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN GREECE        235,503        219,337        0.1
----------------------------------------------------------------------------------------------------------------------------
HUNGARY           BANKING                    5,000   OTP Bank Reszvenytarsasag
                                                       (GDR)(b)..................       241,200        246,500        0.1
                  -----------------------------------------------------------------------------------------------------
                  ENERGY SOURCES             9,500   MOL Magyar Olaj-es Gazipari
                                                       Reszvenytarsasag
                                                       (GDR)(b)..................       254,918        262,200        0.1
                  -----------------------------------------------------------------------------------------------------
                  HEALTH & PERSONAL          2,690   EGIS Reszvenytarsasag(d)....        95,700         61,236        0.0
                  CARE
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN HUNGARY       591,818        569,936        0.2
----------------------------------------------------------------------------------------------------------------------------
IRELAND           BANKING                   39,127   Bank of Ireland.............       853,459        857,000        0.4
                  -----------------------------------------------------------------------------------------------------
                  BUILDING MATERIALS &      15,603   CRH PLC.....................       170,576        264,683        0.1
                  COMPONENTS
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE                 30,240   Irish Life PLC..............       299,943        285,659        0.2
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN IRELAND     1,323,978      1,407,342        0.7
----------------------------------------------------------------------------------------------------------------------------
ITALY             EQUITY BASKET             53,300   MSCI Italy OPALS (Class
                                                       B)(e)(f)..................     5,775,514      6,798,415        3.5
                  -----------------------------------------------------------------------------------------------------
                  MULTI-INDUSTRY           537,587   MontEdison S.p.A.(d)........       400,883        713,856        0.4
                  -----------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS       369,718   Telecom Italia S.p.A. ......     1,763,571      2,326,114        1.2
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN ITALY       7,939,968      9,838,385        5.1
----------------------------------------------------------------------------------------------------------------------------
NETHERLANDS       APPLIANCES &              20,227   Koninklijke (Royal) Philips
                  HOUSEHOLD                            Electronics N.V. .........     1,317,790      1,356,722        0.7
                  DURABLES
                  -----------------------------------------------------------------------------------------------------
                  BANKING                   65,000   ABN AMRO Holding N.V. ......     1,373,278      1,366,782        0.7
                  -----------------------------------------------------------------------------------------------------
                  BEVERAGES &               16,000   Heineken N.V. ..............       869,552        962,470        0.5
                  TOBACCO
                  -----------------------------------------------------------------------------------------------------
                  BROADCASTING &             4,600   Wolters Kluwer N.V. ........       895,164        983,913        0.5
                  PUBLISHING
                  -----------------------------------------------------------------------------------------------------
                  ENERGY SOURCES            18,500   Royal Dutch Petroleum
                                                       Company...................       888,770        920,814        0.5
                  -----------------------------------------------------------------------------------------------------
                  FINANCIAL SERVICES        38,000   ING Groep N.V. .............     2,073,581      2,316,210        1.2
                  -----------------------------------------------------------------------------------------------------
                  FOOD & HOUSEHOLD          16,500   Unilever N.V. ..............     1,325,884      1,409,768        0.7
                  PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN THE
                                                     NETHERLANDS                      8,744,019      9,316,679        4.8
----------------------------------------------------------------------------------------------------------------------------
NORWAY            BUSINESS & PUBLIC         14,721   Merkantildata ASA...........       176,253        144,958        0.1
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  ENERGY SOURCES            18,192   Saga Petroleum ASA..........       268,656        166,001        0.1
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN NORWAY        444,909        310,959        0.2
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

WESTERN
EUROPE                                                                                               VALUE       PERCENT OF
(CONTINUED)       INDUSTRY            SHARES HELD            INVESTMENTS               COST        (NOTE 1A)     NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
POLAND            BANKING                    9,000   BIG Bank Gdanski S.A.
                                                       (GDR)(b)..................  $    201,336   $    122,850        0.1%
                                             8,500   Bank Rozwoju Eksportu
                                                       S.A. .....................       281,710        196,434        0.1
                                                                                   ------------   ------------      -----
                                                                                        483,046        319,284        0.2
                  -----------------------------------------------------------------------------------------------------
                  MULTI-INDUSTRY            12,000   Elektrim Spolka Akcyjna
                                                       S.A. .....................       166,037        130,100        0.1
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN POLAND        649,083        449,384        0.3
----------------------------------------------------------------------------------------------------------------------------
PORTUGAL          EQUITY BASKET             17,500   MSCI Portugal OPALS (Class
                                                       B)(e)(f)..................     1,083,416      1,364,475        0.7
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN
                                                     PORTUGAL                         1,083,416      1,364,475        0.7
----------------------------------------------------------------------------------------------------------------------------
SPAIN             BANKING                   35,000   Banco Central
                                                       Hispanoamerico............       382,224        415,112        0.2
                                            29,500   Banco Santander, S.A. ......       564,018        585,556        0.3
                                                                                   ------------   ------------      -----
                                                                                        946,242      1,000,668        0.5
                  -----------------------------------------------------------------------------------------------------
                  CONSTRUCTION &             5,900   Dragados & Construcciones,
                  HOUSING                              S.A. .....................       191,884        217,196        0.1
                                             3,250   Fomento de Construcciones y
                                                       Contratas, S.A. ..........       199,206        241,342        0.1
                                                                                   ------------   ------------      -----
                                                                                        391,090        458,538        0.2
                  -----------------------------------------------------------------------------------------------------
                  ENERGY SOURCES             6,900   Repsol, S.A.(d).............       381,357        367,657        0.2
                  -----------------------------------------------------------------------------------------------------
                  EQUITY BASKET             10,700   MSCI Spain OPALS (Class
                                                       B)(e)(f)..................     1,039,398      1,367,567        0.7
                  -----------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS        21,000   Telefonica S.A. ............       960,556        932,709        0.5
                                            21,000   Telefonica, S.A.
                                                       (Rights)(g)...............             0         18,625        0.0
                                                                                   ------------   ------------      -----
                                                                                        960,556        951,334        0.5
                  -----------------------------------------------------------------------------------------------------
                  UTILITIES--               45,000   Endesa, S.A. ...............     1,105,502      1,190,962        0.6
                  ELECTRICAL & GAS
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN SPAIN       4,824,145      5,336,726        2.7
----------------------------------------------------------------------------------------------------------------------------
SWEDEN            APPLIANCES &              27,298   Electrolux AB...............       313,524        471,074        0.2
                  HOUSEHOLD
                  DURABLES
                  -----------------------------------------------------------------------------------------------------
                  AUTOMOBILES                6,349   Volvo AB (B Shares).........       205,791        146,084        0.1
                  -----------------------------------------------------------------------------------------------------
                  EQUITY BASKET             14,300   MSCI Sweden OPALS (Class
                                                       B)(f).....................     2,988,699      2,819,817        1.5
                  -----------------------------------------------------------------------------------------------------
                  FOREST PRODUCTS &          9,471   Mo och Domsjo AB (Class B)
                  PAPER                                Free......................       302,406        206,788        0.1
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE                 24,704   Skandia Forsakrings AB......       170,012        378,943        0.2
                  -----------------------------------------------------------------------------------------------------
                  METALS--NONFERROUS        29,721   Avesta-Sheffield AB.........       326,708         83,827        0.0
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN SWEDEN      4,307,140      4,106,533        2.1
----------------------------------------------------------------------------------------------------------------------------
SWITZERLAND       BANKING                    4,700   Credit Suisse Group
                                                       (Registered)..............       738,149        736,248        0.4
                                             3,900   UBS AG......................     1,098,768      1,199,126        0.6
                                                                                   ------------   ------------      -----
                                                                                      1,836,917      1,935,374        1.0
                  -----------------------------------------------------------------------------------------------------
                  EQUITY BASKET              2,000   MSCI Switzerland OPALS
                                                       (Class B)(f)..............       656,663        743,560        0.4
                  -----------------------------------------------------------------------------------------------------
                  FOOD & HOUSEHOLD             700   Nestle S.A. (Registered
                  PRODUCTS                             Shares)...................     1,464,922      1,524,954        0.8
                  -----------------------------------------------------------------------------------------------------
                  HEALTH & PERSONAL          1,200   Novartis AG (Registered
                  CARE                                 Shares)...................     2,246,181      2,360,656        1.2
                                               175   Roche Holding AG............     2,061,986      2,136,976        1.1
                                                                                   ------------   ------------      -----
                                                                                      4,308,167      4,497,632        2.3
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

WESTERN
EUROPE                                                                                               VALUE       PERCENT OF
(CONTINUED)       INDUSTRY            SHARES HELD            INVESTMENTS               COST        (NOTE 1A)     NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
SWITZERLAND       INSURANCE                    250   Schweiz Ruckverschere.......  $    626,104   $    652,277        0.3%
(CONCLUDED)                                    800
                                                     Zurich Allied AG............       518,481        592,787        0.3
                                                                                   ------------   ------------      -----
                                                                                      1,144,585      1,245,064        0.6
                  -----------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS         4,000   Swisscom AG
                                                       (Registered)(d)...........     1,362,380      1,675,774        0.9
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN
                                                     SWITZERLAND                     10,773,634     11,622,358        6.0
----------------------------------------------------------------------------------------------------------------------------
UNITED            AEROSPACE &              188,200   British Aerospace PLC.......     1,397,022      1,594,712        0.8
KINGDOM           MILITARY                 170,000   Rolls-Royce PLC.............       704,443        703,990        0.4
                                                                                   ------------   ------------      -----
                                                                                      2,101,465      2,298,702        1.2
                  TECHNOLOGY
                  -----------------------------------------------------------------------------------------------------
                  BANKING                   36,600   Abbey National..............       684,076        783,390        0.4
                                           102,000   Bank of Scotland............     1,144,968      1,216,292        0.6
                                            65,761   HSBC Holdings PLC...........     1,664,576      1,782,684        0.9
                                            97,500   Lloyds TSB Group PLC........     1,220,658      1,386,402        0.7
                                            61,759   National Westminster Bank
                                                       PLC (Ordinary)............     1,149,997      1,190,425        0.6
                                                                                   ------------   ------------      -----
                                                                                      5,864,275      6,359,193        3.2
                  -----------------------------------------------------------------------------------------------------
                  BEVERAGES &              105,000   British American Tobacco
                  TOBACCO                              PLC(d)....................       915,315        922,896        0.5
                                            22,500   Cadbury Schweppes PLC.......       342,010        383,552        0.2
                                            65,000   Diageo PLC..................       667,134        739,414        0.4
                                                                                   ------------   ------------      -----
                                                                                      1,924,459      2,045,862        1.1
                  -----------------------------------------------------------------------------------------------------
                  BUILDING                 101,500   Hanson PLC..................       545,296        805,620        0.4
                  MATERIALS &
                  COMPONENTS
                  -----------------------------------------------------------------------------------------------------
                  BUSINESS &                25,000   Reuters Group PLC...........       253,522        262,354        0.1
                  PUBLIC SERVICES          112,500   Shanks & McEwan Group PLC...       359,618        395,714        0.2
                                            82,800   United Utilities PLC........     1,110,150      1,147,080        0.6
                                                                                   ------------   ------------      -----
                                                                                      1,723,290      1,805,148        0.9
                  -----------------------------------------------------------------------------------------------------
                  CHEMICALS                 35,000   Imperial Chemical Industries
                                                       PLC.......................       346,496        303,266        0.2
                  -----------------------------------------------------------------------------------------------------
                  CONSTRUCTION &            32,500   Jarvis PLC..................       381,981        361,059        0.2
                  HOUSING
                  -----------------------------------------------------------------------------------------------------
                  ELECTRONIC                53,000   Williams PLC................       337,683        300,792        0.2
                  COMPONENTS &
                  INSTRUMENTATION
                  -----------------------------------------------------------------------------------------------------
                  ENERGY SOURCES           156,500   British Petroleum Company
                                                       PLC.......................     2,248,471      2,335,969        1.2
                                             4,337   British Petroleum Company
                                                       PLC (ADR)(a)(d)...........       339,051        388,704        0.2
                                            50,714   Shell Transport & Trading
                                                       Co., PLC..................       310,229        311,435        0.2
                                                                                   ------------   ------------      -----
                                                                                      2,897,751      3,036,108        1.6
                  -----------------------------------------------------------------------------------------------------
                  EQUITY BASKET             25,700   MSCI United Kingdom OPALS
                                                       (Class B)(f)..............     5,131,490      5,621,104        2.9
                  -----------------------------------------------------------------------------------------------------
                  FINANCIAL SERVICES        45,000   Provident Financial PLC.....       712,264        662,330        0.3
                  -----------------------------------------------------------------------------------------------------
                  FOOD & HOUSEHOLD         157,200   Unilever PLC................     1,422,159      1,762,101        0.9
                  PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                  HEALTH & PERSONAL         39,800   Glaxo Wellcome PLC..........     1,089,111      1,368,838        0.7
                  CARE                     101,000   Nycomed Amersham PLC........       690,029        695,409        0.4
                                           168,000   SmithKline Beecham PLC......     1,940,609      2,346,967        1.2
                                             9,000   Zeneca Group PLC............       338,711        391,710        0.2
                                                                                   ------------   ------------      -----
                                                                                      4,058,460      4,802,924        2.5
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

WESTERN
EUROPE                                                                                               VALUE       PERCENT OF
(CONCLUDED)       INDUSTRY            SHARES HELD            INVESTMENTS               COST        (NOTE 1A)     NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
UNITED            INSURANCE                152,000   Guardian Royal Exchange
KINGDOM                                                PLC.......................  $    787,281   $    850,642        0.4%
(CONCLUDED)                                 49,000
                                                     Prudential Corporation
                                                       PLC.......................       727,759        739,539        0.4
                                            43,000   Royal & Sun Alliance
                                                       Insurance Group PLC.......       455,666        350,952        0.2
                                                                                   ------------   ------------      -----
                                                                                      1,970,706      1,941,133        1.0
                  -----------------------------------------------------------------------------------------------------
                  INVESTMENT TRUST         424,000   Fleming Japanese Investment
                                                       Trust PLC(d)..............     1,038,318        948,433        0.5
                  -----------------------------------------------------------------------------------------------------
                  LEISURE & TOURISM       112,500    J.D. Wetherspoon PLC........       390,309        334,907        0.2
                  -----------------------------------------------------------------------------------------------------
                  MERCHANDISING             31,500   Dixons Group PLC............       391,602        442,938        0.2
                                           115,000   J Sainsbury PLC.............       968,750        921,378        0.5
                                            75,500   Kingfisher PLC..............       603,309        816,794        0.4
                                           150,000   Marks & Spencer PLC.........     1,103,075      1,028,419        0.5
                                           125,000   Next PLC....................     1,042,454      1,026,964        0.5
                                           245,000   Tesco PLC...................       730,816        697,774        0.4
                                                                                   ------------   ------------      -----
                                                                                      4,840,006      4,934,267        2.5
                  -----------------------------------------------------------------------------------------------------
                  MULTI-INDUSTRY           190,000   BTR PLC.....................       743,135        391,826        0.2
                  -----------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS       128,000   Cable & Wireless
                                                       Communications PLC........     1,561,312      1,573,160        0.8
                                            45,000   Cable & Wireless PLC(d).....       379,516        410,869        0.2
                                            26,000   Vodafone Group PLC..........       364,030        422,028        0.2
                                                                                   ------------   ------------      -----
                                                                                      2,304,858      2,406,057        1.2
                  -----------------------------------------------------------------------------------------------------
                  TRANSPORTATION--AIRLINES        55,100 British Airways PLC.........      611,560      371,358       0.2
                  -----------------------------------------------------------------------------------------------------
                  TRANSPORTATION--SHIPPING        67,500 The Peninsular and Oriental
                                                       Steam Navigation Company
                                                       (Deferred Stock)..........       691,946        797,602        0.4
                  -----------------------------------------------------------------------------------------------------
                  UTILITIES--              103,000   Scottish Power PLC..........       894,100      1,057,773        0.5
                  ELECTRICAL & GAS
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN THE
                                                     UNITED KINGDOM                  40,932,007     43,347,565       22.3
----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN WESTERN
                                                     EUROPE                         115,885,196    125,066,341       64.6
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

   SHORT-TERM                            FACE                                                        VALUE       PERCENT OF
   SECURITIES                           AMOUNT               INVESTMENTS               COST        (NOTE 1a)     NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL                           US$ 3,251,000   General Motors Acceptance
PAPER*                                                 Corp., 5.13% due
                                                       1/04/1999.................  $  3,249,147   $  3,249,147        1.7%
                  -----------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN
                                                     COMMERCIAL PAPER                 3,249,147      3,249,147        1.7
----------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT                        US$ 2,000,000   United States Treasury Bill,
OBLIGATIONS*                                           4.28% due 3/04/1999(h)....     1,985,020      1,984,600        1.0
                  ----------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN US
                                                     GOVERNMENT OBLIGATIONS           1,985,020      1,984,600        1.0
----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN SHORT-
                                                     TERM SECURITIES                  5,234,167      5,233,747        2.7
----------------------------------------------------------------------------------------------------------------------------
    OPTIONS       NOMINAL VALUE COVERED BY OPTIONS                                   PREMIUMS
   PURCHASED                 PURCHASED                          ISSUE                  PAID
----------------------------------------------------------------------------------------------------------------------------
CURRENCY PUT OPTIONS                     8,000,000   Japanese Yen, expiring
PURCHASED                                              October 1999 at Y150......        71,600         34,400        0.0
                  ----------------------------------------------------------------------------------------------------------
                                                     TOTAL OPTIONS PURCHASED             71,600         34,400        0.0
----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS              184,079,177    191,088,972       98.8
----------------------------------------------------------------------------------------------------------------------------
    OPTIONS       NOMINAL VALUE COVERED BY OPTIONS                                   PREMIUMS
    WRITTEN                   WRITTEN                                                RECEIVED
----------------------------------------------------------------------------------------------------------------------------
CURRENCY CALL                            8,000,000   Japanese Yen, expiring
OPTIONS WRITTEN                                        October 1999 at Y96.45....       (71,600)      (168,000)      (0.1)
                  ----------------------------------------------------------------------------------------------------------
                                                     TOTAL OPTIONS WRITTEN              (71,600)      (168,000)      (0.1)
----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS, NET OF
                                                       OPTIONS WRITTEN...........  $184,007,577    190,920,972       98.7
                                                                                   ============
                                                     TIME DEPOSIT+...............                    2,471,564        1.3
                                                     VARIATION MARGIN ON
                                                       FINANCIAL FUTURES
                                                       CONTRACTS**...............                      (18,942)       0.0
                                                     UNREALIZED APPRECIATION ON
                                                       FORWARD FOREIGN EXCHANGE
                                                       CONTRACTS***..............                        7,166        0.0
                                                     OTHER ASSETS LESS
                                                       LIABILITIES...............                       76,043        0.0
                                                                                                  ------------      -----
                                                     NET ASSETS..................                 $193,456,803      100.0%
                                                                                                  ============      =====
----------------------------------------------------------------------------------------------------------------------------

(a) American Depositary Receipts (ADR).

(b) Global Depositary Receipts (GDR).

(c) Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(d) Non-income producing security.

(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(f) Optimized Portfolio As Listed Securities (OPALS) are investments that are exchange quoted and provide an equivalent investment exposure to that of the specific Morgan Stanley Capital International (MSCI) country index.

(g) The rights may be exercised until 1/29/1999.

(h) Security held as collateral in connection with open financial futures contracts.

+ Time Deposit bears interest at 7.687% and matures on 2/01/1999.

++ On October 21, 1998, the Company's Board of Directors decided to discount the current Malaysian exchange rate of 3.80 by 12%. This is due to the capital controls implemented by the Malaysian government, which froze the Malaysian ringgit at 3.80 until September 1, 1999. The discount will be amortized on a daily basis from 12% to zero through September 1, 1999.

* Commercial Paper and certain US Government Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONCLUDED) (IN US DOLLARS)
--------------------------------------------------------------------------------

** Financial futures contracts purchased as of December 31, 1998 were as follows:

-----------------------------------------------------------------------
NUMBER OF                                  EXPIRATION        VALUE
CONTRACTS        ISSUE        EXCHANGE        DATE      (NOTES 1A & 1B)
-----------------------------------------------------------------------
   34         Taiwan MSCI       SIMEX     January 1999    $  883,320
   45             OMX            OMX      January 1999       392,730
    4            MIB 30          FIB       March 1999        856,842
   14          Hang Seng      Hang Seng   January 1999       914,430
-----------------------------------------------------------------------
TOTAL FINANCIAL FUTURES CONTRACTS PURCHASED (TOTAL
CONTRACT PRICE--$3,032,852)                               $3,047,322
                                                          ==========
-----------------------------------------------------------------------
Financial futures contracts sold as of December 31, 1998 were as follows:
-----------------------------------------------------------------------
NUMBER OF                                  EXPIRATION        VALUE
CONTRACTS        ISSUE        EXCHANGE        DATE      (NOTES 1A & 1B)
-----------------------------------------------------------------------
   19         Nikkei Index       CME       March 1999     $1,301,500
   22        SFE--Ordinary    SFE--Ordinary  March 1999      965,395
-----------------------------------------------------------------------
TOTAL FINANCIAL FUTURES CONTRACTS SOLD (TOTAL CONTRACT
PRICE--$2,356,806)                                        $2,266,895
                                                          ==========
-----------------------------------------------------------------------

*** Forward foreign exchange contracts as of December 31, 1998 were as follows:

-------------------------------------------------------------------
                                                       UNREALIZED
                                                      APPRECIATION
FOREIGN CURRENCY            EXPIRATION               (DEPRECIATION)
PURCHASED                      DATE                    (NOTE 1B)
-------------------------------------------------------------------
DM        3,370,470        January 1999                 $ 23,942
-------------------------------------------------------------------
(US$ COMMITMENT - $2,000,000)                             23,942
                                                        --------
-------------------------------------------------------------------
FOREIGN CURRENCY SOLD
-------------------------------------------------------------------
A$        4,384,003        January 1999                  110,774
L          838,590         January 1999                   (7,262)
Y        230,770,000        March 1999                   (93,303)
KRW     1,595,000,000       March 1999                   (27,783)
SGD        651,800        February 1999                      798
-------------------------------------------------------------------
(US$ COMMITMENT--$7,856,147)                             (16,776)
                                                        --------
-------------------------------------------------------------------
UNREALIZED APPRECIATION ON FORWARD
FOREIGN EXCHANGE CONTRACTS--NET                         $  7,166
                                                        ========
-------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$184,007,577) (Note
  1a).......................................................             $191,054,572
Options purchased, at value (cost--$71,600) (Notes 1a &
  1b).......................................................                   34,400
Unrealized appreciation on forward foreign exchange
  contracts (Note 1b).......................................                    7,166
Foreign cash (Note 1c)......................................                   98,217
Foreign time deposits (Note 1c).............................                2,471,564
Receivables:
  Dividends.................................................  $624,053
  Capital shares sold.......................................   126,649
  Interest..................................................   125,810
  Forward foreign exchange contracts (Note 1b)..............    10,273        886,785
                                                              --------
  Prepaid expenses and other assets.........................                   27,361
                                                                         ------------
Total assets................................................              194,580,065
                                                                         ------------
-------------------------------------------------------------------------------------
LIABILITIES:
Options written, at value (premiums received--$71,600)
  (Notes 1a & 1b)...........................................                  168,000
Payables:
  Forward foreign exchange contracts (Note 1b)..............   500,243
  Investment adviser (Note 2)...............................   120,989
  Capital shares redeemed...................................    79,927
  Variation margin (Note 1b)................................    18,942        720,101
                                                              --------
Accrued expenses and other liabilities......................                  235,161
                                                                         ------------
Total liabilities...........................................                1,123,262
                                                                         ------------
-------------------------------------------------------------------------------------
NET ASSETS..................................................             $193,456,803
                                                                         ============
-------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000
  shares authorized+........................................             $  1,811,142
Paid-in capital in excess of par............................              209,376,682
Undistributed investment income--net........................                6,882,157
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................               (1,260,558)
Accumulated distributions in excess of realized capital
  gains on investments and foreign currency
  transactions--net (Note 1g)...............................              (30,361,238)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................                7,008,618
                                                                         ------------
NET ASSETS..................................................             $193,456,803
                                                                         ============
-------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $193,456,803 and 18,111,424
  shares outstanding........................................             $      10.68
                                                                         ============
-------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1d & 1e):
Dividends (net of $606,125 foreign withholding tax).........                 $  6,459,657
Interest and discount earned................................                    2,788,053
                                                                             ------------
Total income................................................                    9,247,710
                                                                             ------------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $  2,370,652
Custodian fees..............................................       253,936
Printing and shareholder reports............................        51,609
Pricing services............................................        48,835
Accounting services (Note 2)................................        40,977
Professional fees...........................................        35,383
Directors' fees and expenses................................         9,215
Transfer agent fees (Note 2)................................         5,120
Amortization of organization expenses (Note 1f).............           688
                                                              ------------
Total expenses..............................................                    2,816,415
                                                                             ------------
Investment income--net......................................                    6,431,295
                                                                             ------------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET (NOTES 1b, 1c, 1e & 3):
Realized loss from:
  Investments--net..........................................   (24,976,674)
  Foreign currency transactions--net........................      (307,138)   (25,283,812)
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................    54,420,874
  Foreign currency transactions--net........................      (426,059)    53,994,815
                                                              ------------   ------------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................                   28,711,003
                                                                             ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $ 35,142,298
                                                                             ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         FOR THE
                                                                       YEAR ENDED
                                                                      DECEMBER 31,
                                                              -----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                1998             1997
-------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $   6,431,295    $  6,934,157
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................    (25,283,812)     27,216,905
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........     53,994,815     (58,787,070)
                                                              -------------    ------------
Net increase (decrease) in net assets resulting from
  operations................................................     35,142,298     (24,636,008)
                                                              -------------    ------------
-------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):
Investment income--net:
  Class A...................................................     (3,758,390)     (6,787,677)
Realized gain on investments--net:
  Class A...................................................     (1,207,095)     (2,626,115)
In excess of realized gain on investments--net:
  Class A...................................................    (30,361,238)             --
                                                              -------------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................    (35,326,723)     (9,413,792)
                                                              -------------    ------------
-------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase (decrease) in net assets derived from capital
  share transactions........................................   (231,581,631)    110,192,830
                                                              -------------    ------------
-------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................   (231,766,056)     76,143,030
Beginning of year...........................................    425,222,859     349,079,829
                                                              -------------    ------------
End of year*................................................  $ 193,456,803    $425,222,859
                                                              =============    ============
-------------------------------------------------------------------------------------------
* Undistributed investment income--net (Note 1h)............  $   6,882,157    $  2,948,694
                                                              =============    ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                      CLASS A
FINANCIAL STATEMENTS.                                 -----------------------------------------------------------------
                                                                       FOR THE YEAR ENDED DECEMBER 31,
                                                      -----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                  1998+        1997+       1996+        1995          1994
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..............        $  10.80     $  11.63    $  11.06    $  10.90      $  11.03
                                                        --------     --------    --------    --------      --------
Investment income--net..........................             .21          .20         .23         .20           .19
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions--net.............................             .56         (.71)        .49         .37          (.13)
                                                        --------     --------    --------    --------      --------
Total from investment operations................             .77         (.51)        .72         .57           .06
                                                        --------     --------    --------    --------      --------
Less dividends and distributions:
  Investment income--net........................            (.09)        (.23)       (.15)       (.01)         (.18)
  Realized gain on investments--net.............            (.03)        (.09)         --        (.17)         (.01)
  In excess of realized gain on
    investments--net............................            (.77)          --          --        (.23)           --
                                                        --------     --------    --------    --------      --------
Total dividends and distributions...............            (.89)        (.32)       (.15)       (.41)         (.19)
                                                        --------     --------    --------    --------      --------
Net asset value, end of year....................        $  10.68     $  10.80    $  11.63    $  11.06      $  10.90
                                                        ========     ========    ========    ========      ========
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share..............           7.80%       (4.55%)      6.62%       5.48%          .55%
                                                        ========     ========    ========    ========      ========
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses........................................            .89%         .90%        .89%        .89%          .97%
                                                        ========     ========    ========    ========      ========
Investment income--net..........................           2.03%        1.69%       1.96%       1.95%         1.09%
                                                        ========     ========    ========    ========      ========
-----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)..........        $193,457     $425,223    $349,080    $265,602      $247,884
                                                        ========     ========    ========    ========      ========
Portfolio turnover..............................         126.23%      127.96%      49.87%     100.02%        58.84%
                                                        ========     ========    ========    ========      ========
-----------------------------------------------------------------------------------------------------------------------

   * Total investment returns exclude insurance-related fees and expenses.

   + Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. International Equity Focus Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it

--------------------------------------------------------------------------------

was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Trans-actions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Deferred organization expenses--Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years.

  (g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

  (h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $1,260,558 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2.  INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 0.75% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $38,410 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

--------------------------------------------------------------------------------

3.  INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1998 were $331,484,048 and $523,343,536, respectively.

  Net realized gains (losses) for the year ended December 31, 1998 and net unrealized gains (losses) as of December 31, 1998 were as follows:

---------------------------------------------------------------------
                                         Realized        Unrealized
                                      Gains (Losses)   Gains (Losses)
---------------------------------------------------------------------
Investments:
 Long-term..........................   $(22,267,576)    $  7,047,415
 Short-term.........................         13,091             (420)
 Financial futures contracts........       (212,684)         104,381
 Options written....................     (1,772,879)              --
 Options purchased..................       (736,626)              --
                                       ------------     ------------
Total investments...................    (24,976,674)       7,151,376
                                       ------------     ------------
Currency transactions:
 Options written....................         46,135          (96,400)
 Options purchased..................        880,975          (37,200)
 Foreign currency transactions......     (1,277,240)         (16,324)
 Forward foreign exchange
   contracts........................         42,992            7,166
                                       ------------     ------------
Total currency transactions.........       (307,138)        (142,758)
                                       ------------     ------------
Total...............................   $(25,283,812)    $  7,008,618
                                       ============     ============
---------------------------------------------------------------------

   Transactions in options written for the year ended December 31, 1998, were as follows:

---------------------------------------------------------------
                                 Nominal Value
                                  Covered by         Premiums
Call Options Written            Written Options      Received
---------------------------------------------------------------
Outstanding call options
 written, beginning of
 year.........................            --                 --
Options written...............     8,665,080       $    148,529
Options expired...............      (665,080)           (76,929)
                                  ----------       ------------
Outstanding call options
 written, end of year.........     8,000,000       $     71,600
                                  ==========       ============
---------------------------------------------------------------

---------------------------------------------------------------
                                 Nominal Value
                                  Covered by         Premiums
Put Options Written             Written Options      Received
---------------------------------------------------------------
Outstanding put options
 written, beginning of year...     1,868,261       $    280,239
Options closed................    (1,868,261)          (280,239)
                                  ----------       ------------
Outstanding put options
 written, end of year.........            --       $         --
                                  ==========       ============
---------------------------------------------------------------

  At December 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $6,077,154, of which $17,627,340 related to appreciated securities and $11,550,186 related to depreciated securities. At December 31, 1998, the aggregate cost of investments, net of options written for Federal income tax purposes was $184,977,418.

4.  CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets derived from capital share transactions were $(231,581,631) and $110,192,830 for the years ended December 31, 1998 and December 31, 1997, respectively.

  Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Year Ended                      Dollar
December 31, 1998                      Shares          Amount
-----------------------------------------------------------------
Shares sold........................    3,679,012    $  38,581,146
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.....................    3,547,854       35,326,722
                                     -----------    -------------
Total issued.......................    7,226,866       73,907,868
Shares redeemed....................  (28,489,652)    (305,489,499)
                                     -----------    -------------
Net decrease.......................  (21,262,786)   $(231,581,631)
                                     ===========    =============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                      Dollar
December 31, 1997                      Shares          Amount
-----------------------------------------------------------------
Shares sold........................   11,676,001    $ 137,644,281
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.....................      835,399        9,413,792
                                     -----------    -------------
Total issued.......................   12,511,400      147,058,073
Shares redeemed....................   (3,164,784)     (36,865,243)
                                     -----------    -------------
Net increase.......................    9,346,616    $ 110,192,830
                                     ===========    =============
-----------------------------------------------------------------

5.  CAPITAL LOSS CARRYFORWARD:

At December 31, 1998, the Fund had a net capital loss carryforward of approximately $28,034,000, all of which expires in 2006. This amount will be available to offset like amounts of any future taxable gains.

6.  SUBSEQUENT EVENT:

On January 4, 1999, the Company's Board of Directors declared an ordinary income dividend in the amount of $.405816 per Class A Share payable on January 11, 1999 to shareholders of record as of December 31, 1998.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
INTERNATIONAL EQUITY FOCUS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Equity Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of International Equity Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 10, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
DECEMBER 31, 1998--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  Throughout the six months ended December 31, 1998, the share prices of natural resource companies continued to be pressured by eroding commodity prices. In early December, the CRB Index of 17 commodities reached a 21-year low. This deflationary environment, now in its seventeenth month, posed continued challenges for Natural Resources Focus Fund. However, the total return generated by the Fund continued to exceed that of the Lipper Natural Resource Fund's average on a quarter and year-to-date basis. The primary factors driving the improved relative performance were holdings benefiting from consolidation in the metals and oil industries, as well as what we believe were higher relative cash positions in our portfolio compared to other resource funds. The extremely mild fall resulted in record natural gas storage levels that impacted gas-oriented exploration and production stocks. In addition, while Asian stock markets have recovered, we have not seen definitive signs of a rebound in Asian economies.

  During the six months ended December 31, 1998, we continued to focus our efforts on seeking companies with attractive valuations and strong financial positions, since we believed that this was the best strategy to follow. At the same time, we hoped that these same companies will prove to be attractive consolidation candidates.

  Throughout the six-month period ended December 31, 1998, the energy sector provided mixed results. Oil prices slumped at the end of November, as Organization of Petroleum Exporting Countries (OPEC) members failed to make additional production cuts at their November meeting. In addition, Venezuela appears to have significantly exceeded its oil production quota prior to its recent national elections. Industry analysts appeared to have missed this excess production as it was shipped in smaller tankers, and not the VLCC (Very Large Crude Carriers) that are typically monitored. This resulted in crude prices returning to the lows last seen in 1986. We were able to mitigate some of the negative oil pricing effects by our partial sales of positions in British Petroleum Company PLC and Amoco Corporation. Index-related buying in Europe, which provided an opportunity for the Fund to reduce these positions, had buoyed the shares of both companies.

  The Fund also benefited from the announcement that Exxon Corporation would seek to merge with portfolio holding Mobil Corporation. We believe that upon regulatory approval, such a combination will provide substantial cost savings and consolidation efficiencies. Given these factors and a significant arbitrage discount, we maintained our entire Mobil Corp. position. In fact, the initial decline in Exxon Corp. shares brought the stock to a point where it traded in-line with other major integrated oils in terms of its price/earnings multiple. Given Exxon's record for capital discipline, we initiated a position in the company, as we believed that there was limited downside risk in the shares. However, the consolidation trend has not been universally favorable for the Fund. Our holding in Total S.A. suffered a 20% decline after it announced its intention to acquire Petrofina. While we were disappointed with management's explanation for the acquisition, the share price decline would seem to discount any dilution from the transaction. Fortunately, we were able to reduce our holding immediately after the acquisition was announced. The Fund also reduced its position in Petro-Canada, and made a profitable trade in the shares of Valero Energy Corp.

  The unseasonably warm weather this fall worked against our positions in natural gas-leveraged stocks. The industry injected additional gas into storage throughout the month of November, which is typically the start of the storage withdrawal season. Natural gas in storage reached levels 600 billion cubic feet above those of 1997, and peaked at a record level exceeding 3 trillion cubic feet. This surplus, combined with the delayed onset of the heating season, makes it highly unlikely that storage will be drawn down to normal levels, or that gas prices will compare favorably with year-ago levels. The shares of our gas-leveraged oil and gas production stocks have declined in sympathy and trade at levels that we believe discount the current environment. We remain committed to our thesis that the natural gas industry will face increasingly tight capacity utilization. The dramatically reduced exploration and development activity expected next year should reinforce this trend, as budgets now being announced by both major and independent energy concerns are down significantly from 1998 levels. Given the short life of North American reserves, we believe there is a high probability that significantly higher gas prices will result by the heating season of 1999-2000. We have concentrated our holdings in financially strong companies, with reserve lives that are generally above the average of their peers.

--------------------------------------------------------------------------------

Therefore, we believe that we are well-positioned for an improved natural gas environment. We reduced positions in our oil service holdings. While we had hoped that stocks oriented to deep-water drilling and construction would be better positioned to weather expectations for low oil prices, the extent of reduced drilling budgets clearly overwhelmed any positive fundamentals in the group. They ultimately proved to be detrimental to the Fund's total return.

  Throughout the period, the Fund continued to reduce its exposure to the metals and mining sector. We reduced our holdings in Savage Resources Ltd. after Savage received a takeover bid from Pasminco Ltd. The shares immediately rose to a substantial premium to the offer price in anticipation of a potential higher bidder, so we chose to sell the majority of our position at this premium price. We also sold holdings in British Steel PLC and Sumitomo Metal Industries, Ltd. in the steel sector. Steel order patterns and prices continued to erode with excess global industry capacity. In addition, we were not optimistic that recently announced trade sanctions will have a lasting positive impact for steel companies, given the fungible nature of the commodity. We also sold the remainder of our Rio Tinto PLC holding as we expected that negative commodity pricing will ultimately affect the valuation of this bellwether stock in the mining industry. We did increase our holding in Smurfit-Stone Container Corporation in the paper and forest product area, since we expect the company to be a prime beneficiary of reduced containerboard capacity.

  The Fund continued to carry a high relative weighting in gold stocks, despite ongoing sales of many of the smaller exploration-oriented holdings. The September run in gold stocks on a modest rebound in the price of gold was sufficient to make gold one of the best-performing sectors in our resource universe. During the period of appreciation in the group, we sold three-quarters of our position in Newmont Mining Corp. Newmont's financial leverage has been increasing, and some of its mines are nearing the end of their economic lives. Gold has again failed to act as a safe haven during the recent Brazilian turmoil. Despite the falling gold price, new supply continues to be developed.

  Our investment in gold-mining stocks is the one exception to our investment emphasis on industries subject to improving capacity utilization trends. In 1998, we remained invested in these stocks on the basis that fiscal stimulus might be necessary to jump start world economies, and that depreciation of world currencies might result in the reemergence of inflation. Our position in gold-mining stocks did not materially hurt performance in 1998, since several of our holdings rebounded from their late-1997 lows. However, our lackluster enthusiasm for gold continues to wane. As we find other natural resource stocks that we believe offer more visible appreciation potential and concrete valuation support, we may pare our gold holdings.

  The inability to generate a positive total return for the Fund during the fiscal year was frustrating, but nearly unavoidable in the current environment. The average total return for all resource funds in the Lipper Natural Resource Universe was a -23.9%. Natural Resources Focus Fund was able to exceed the average, with a total return for the Fund's Class A Shares of -15.3%. After the dismal environment of 1998, we are optimistic that natural resource stocks may generate positive returns in 1999. We believe that our focus on seeking financially strong, attractively valued stocks in industries that we believe are subject to improving capacity utilization trends will enable our investors to participate should these gains materialize.

--------------------------------------------------------------------------------

IN CONCLUSION

  We appreciate your investment in Natural Resources Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Robert M. Shearer
Robert M. Shearer
Senior Vice President and Portfolio Manager

February 5, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------
[NATURAL RESOURCES FOCUS FUND GRAPH]

Natural Resources Focus Fund

Total Return Based on a $10,000 Investment-Class A Shares.

A line graph depicting the gowth of an investment in the Fund's Class A Shares compared to growth of an ivestment in the Standard & Poor's industrials Index, the Lipper Natural Resources Average and the Consumer Price Index. Beginning and ending values are:

                                       12/88                   12/98
                                       -----                   ------
Natural Resources Focus Fund+--
Class A Shares*                       $10,000                  $12,097
Standard & Poor's Industrials
Index++                               $10,000                  $58,368
Lipper Natural Resources
Average+++                            $10,000                  $18,464
Consumer Price Index++++              $10,000                  $13,618

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.

+ Natural Resources Focus Fund invests primarily in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets.

++ This unmanaged Index measures the pattern of movements of the common stocks of 400 large industrial companies and their weighting by capitalization.

+++ This unmanaged Index is comprised of all US mutual funds classified by Lipper Analytical Services as natural resource-related funds.

++++ This unmanaged Index is the most widely used Index of price changes over time and is designed to measure changes in the typical market basket of purchases by urban consumers.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------

PERIOD COVERED                                                % RETURN
----------------------------------------------------------------------
Year Ended 12/31/98                                           -15.30%
----------------------------------------------------------------------
Five Years Ended 12/31/98                                     - 0.79
----------------------------------------------------------------------
Ten Years Ended 12/31/98                                      + 1.92
----------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                      12 MONTH        6 MONTH
                                                    TOTAL RETURN    TOTAL RETURN
--------------------------------------------------------------------------------
Class A Shares                                         -15.30%         -12.87%
--------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------

                               SHARES                                                              VALUE      PERCENT OF
          INDUSTRY              HELD                   COMMON STOCKS                 COST        (NOTE 1A)    NET ASSETS
------------------------------------------------------------------------------------------------------------------------
ALUMINUM                          2,689      Aluminum Co. of America..........    $   144,983   $   200,499       1.3%
                                  3,600      Pechiney, S.A. (A Shares)........        145,041       117,559       0.7
                                                                                  -----------   -----------     -----
                                                                                      290,024       318,058       2.0
------------------------------------------------------------------------------------------------------------------------
CHEMICALS                         5,400      Air Products and Chemicals,
                                               Inc. ..........................        154,427       216,000       1.4
                                  3,100      du Pont (E.I.) de Nemours and
                                               Company........................         72,002       164,494       1.0
                                  5,300      Imperial Chemical Industries PLC
                                               (ADR)*.........................        259,138       185,169       1.2
                                                                                  -----------   -----------     -----
                                                                                      485,567       565,663       3.6
------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED RESOURCES            20,000      Asahi Glass Company, Limited.....        240,000       124,346       0.8
COMPANIES                         4,800      Ashland Inc. ....................        203,468       232,200       1.5
                                                                                  -----------   -----------     -----
                                                                                      443,468       356,546       2.3
------------------------------------------------------------------------------------------------------------------------
GOLD                            145,337      Acacia Resources Limited.........        239,893       215,261       1.4
                                 17,500      Ashanti Goldfields Company Ltd.
                                               (GDR)**........................        434,367       154,438       1.0
                                 23,500      Cambior Inc. ....................        315,479       114,798       0.7
                                131,500      Delta Gold NL....................        237,845       200,009       1.3
                                  4,100      +Getchell Gold Corporation.......        144,731       111,725       0.7
                                 64,995      Great Central Mines Limited......        164,202        46,638       0.3
                                 67,600      +Miramar Mining Corporation......        345,062        57,240       0.4
                                  3,464      Newmont Mining Corporation.......        127,510        62,568       0.4
                                169,000      Normandy Mining Limited..........        190,999       156,508       1.0
                                 39,000      Placer Dome Inc..................        819,544       448,500       2.9
                                199,000      Resolute Limited.................        412,978       140,354       0.9
                                                                                  -----------   -----------     -----
                                                                                    3,432,610     1,708,039      11.0
------------------------------------------------------------------------------------------------------------------------
INTEGRATED OIL COMPANIES          3,000      Amerada Hess Corporation.........        166,956       149,250       0.9
                                  4,700      Amoco Corporation................        126,690       283,762       1.8
                                  2,800      +British Petroleum Company PLC
                                               (ADR)*.........................        106,834       250,950       1.6
                                  3,600      Chevron Corporation..............        299,201       298,575       1.9
                                  7,900      ENI (ADR)*.......................        369,325       535,225       3.4
                                  8,200      Elf Aquitaine S.A. (ADR)*........        302,991       464,325       3.0
                                  2,200      Exxon Corporation................        156,990       160,875       1.0
                                  3,900      Mobil Corporation................        307,434       339,787       2.2
                                 17,100      Petro-Canada.....................        187,922       181,687       1.2
                                  3,500      Phillips Petroleum Company.......        160,852       149,187       1.0
                                  3,800      Texaco Inc.......................        223,709       200,925       1.3
                                  4,600      Total S.A. (Class B).............        281,092       465,869       3.0
                                  7,200      USX-Marathon Group...............        226,800       216,900       1.4
                                  6,600      YPF Sociedad Anonima (ADR)*......        113,421       184,387       1.2
                                                                                  -----------   -----------     -----
                                                                                    3,030,217     3,881,704      24.9
------------------------------------------------------------------------------------------------------------------------
METALS & MINING                 323,741      +Centaur Mining and Exploration
                                               Limited........................        445,290        73,464       0.5
                                 31,700      Industrias Penoles, S.A. ........        139,878        94,924       0.6
                                177,200      M.I.M. Holdings Limited..........        242,497        78,247       0.5
                                 44,325      Minsur S.A. .....................        111,555        69,122       0.4
                                 35,000      Mitsubishi Materials
                                               Corporation....................        173,212        58,980       0.4
                                 14,000      Noranda, Inc. ...................        187,697       139,061       0.9
                                 14,800      Outokumpu OYJ....................        263,036       135,905       0.9
                                  1,500      Phelps Dodge Corporation.........         87,489        76,312       0.5
                                    100      Stillwater Mining Company........          3,369         4,100       0.0
                                 23,000      Sumitomo Metal Mining Co. .......        191,265        74,865       0.5
                                 11,500      Trelleborg AB (Class B)..........        148,886        93,891       0.6
                                126,900      WMC Limited......................        734,286       382,913       2.5
                                 26,300      +Zimbabwe Platinum Mines
                                               Limited........................         14,555         5,162       0.0
                                                                                  -----------   -----------     -----
                                                                                    2,743,015     1,286,946       8.3
------------------------------------------------------------------------------------------------------------------------
OIL & GAS PRODUCERS              10,800      Alberta Energy Company Ltd. .....        234,892       232,137       1.5
                                  5,700      Anadarko Petroleum Corporation...        152,633       175,988       1.1
                                  7,600      Apache Corporation...............        202,753       192,375       1.2
                                  4,612      Burlington Resources Inc. .......        118,201       165,167       1.1
                                 13,800      Cabot Oil & Gas Corporation......        214,554       207,000       1.3

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                               SHARES                                                              VALUE      PERCENT OF
          INDUSTRY              HELD                   COMMON STOCKS                 COST        (NOTE 1A)    NET ASSETS
------------------------------------------------------------------------------------------------------------------------
OIL & GAS PRODUCERS              12,900      +Canadian Hunter Exploration
                                               Ltd. ..........................    $    88,509   $    84,023       0.6%
(CONCLUDED)                      10,400      +Chieftan International, Inc. ...        233,254       149,500       1.0
                                  5,625      Devon Energy Corporation.........        187,521       172,617       1.1
                                 15,300      Enron Oil & Gas Company..........        314,632       263,925       1.7
                                 33,800      +Gulf Canada Resources Limited
                                               (Ordinary).....................        266,175        99,287       0.6
                                 14,400      +Northrock Resources Ltd. .......        118,257       110,206       0.7
                                 14,000      +Oryx Energy Company.............        248,986       188,125       1.2
                                 13,000      Synder Oil Corporation...........        259,742       173,062       1.1
                                  8,900      Unocal Corporation...............        322,227       259,769       1.7
                                  7,500      Vastar Resources, Inc. ..........        316,450       323,906       2.1
                                                                                  -----------   -----------     -----
                                                                                    3,278,786     2,797,087      18.0
------------------------------------------------------------------------------------------------------------------------
OIL SERVICES                      4,700      Coflexip S.A. (ADR)*.............         91,760       151,575       1.0
                                  4,900      McDermott International, Inc. ...        171,287       120,969       0.8
                                  5,900      +Noble Drilling Corporation......        185,985        76,331       0.5
                                  8,200      +Stolt Comex Seaway, S.A. .......        203,059        54,325       0.3
                                  4,100      +Stolt Comex Seaway, S.A.
                                               (ADR)*.........................         50,429        22,550       0.2
                                 12,900      +TransCoastal Marine Services,
                                               Inc. ..........................        236,000        38,297       0.3
                                  4,200      Transocean Offshore Inc. ........        134,218       112,613       0.7
                                  6,400      +Weatherford International,
                                               Inc. ..........................        273,186       124,000       0.8
                                                                                  -----------   -----------     -----
                                                                                    1,345,924       700,660       4.6
------------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS           8,466      Aracruz Celulose S.A. (ADR)*.....        135,818        67,728       0.4
                                  4,400      Bowater Incorporated.............        201,531       182,325       1.2
                                  4,000      Champion International
                                               Corporation....................        208,741       162,000       1.0
                                  6,104      Nexfor Inc. .....................         32,189        24,053       0.2
                                 39,600      +Slocan Forest Products Ltd. ....        401,080        98,013       0.6
                                 17,480      +Smurfit-Stone Container
                                               Corporation....................        219,080       275,310       1.8
                                                                                  -----------   -----------     -----
                                                                                    1,198,439       809,429       5.2
------------------------------------------------------------------------------------------------------------------------
PLANTATIONS                     136,000      Golden Hope Plantations BHD......        240,608       134,257       0.9
                                 90,000      Kuala Lumpur Kepong BHD..........        120,553       140,855       0.9
                                                                                  -----------   -----------     -----
                                                                                      361,161       275,112       1.8
------------------------------------------------------------------------------------------------------------------------
REFINING                          7,100      Sunoco, Inc. ....................        196,376       256,044       1.7
                                  5,976      Ultramar Diamond Shamrock
                                               Corporation....................        202,960       144,918       0.9
                                                                                  -----------   -----------     -----
                                                                                      399,336       400,962       2.6
------------------------------------------------------------------------------------------------------------------------
STEEL                             2,300      Koninklijke Nederlandsche
                                               Hoogovens en Staalfabrieken
                                               N.V. ..........................         80,353        63,668       0.4
                                 64,000      Nippon Steel Corporation.........        214,851       116,364       0.8
                                                                                  -----------   -----------     -----
                                                                                      295,204       180,032       1.2
------------------------------------------------------------------------------------------------------------------------
WOOD PRODUCTS                    26,800      +Riverside Forest Products
                                               Limited........................        352,710       139,647       0.9
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS                   17,656,461    13,419,885      86.4
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONCLUDED)
--------------------------------------------------------------------------------

                                FACE                                                               VALUE      PERCENT OF
                               AMOUNT             SHORT-TERM INVESTMENTS             COST        (NOTE 1A)    NET ASSETS
------------------------------------------------------------------------------------------------------------------------

US GOVERNMENT AGENCY
OBLIGATIONS***                $2,149,000     Federal Home Loan Mortgage
                                               Corporation, 4.70% due
                                               1/04/1999......................    $ 2,147,878   $ 2,147,878      13.8%
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL SHORT-TERM INVESTMENTS           2,147,878     2,147,878      13.8
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL INVESTMENTS................    $19,804,339    15,567,763     100.2
                                                                                  ===========
                                             LIABILITIES IN EXCESS OF OTHER
                                               ASSETS.........................                      (27,685)     (0.2)
                                                                                                -----------     -----
                                             NET ASSETS.......................                  $15,540,078     100.0%
                                                                                                ===========     =====
------------------------------------------------------------------------------------------------------------------------

* American Depositary Receipts (ADR).

** Global Depositary Receipts (GDR).

*** US Government Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$19,804,339) (Note
  1a).......................................................              $15,567,763
Cash........................................................                      395
Receivables:
  Dividends.................................................  $ 28,123
  Securities sold...........................................    27,302         55,425
                                                              --------
Prepaid expenses and other assets...........................                    1,393
                                                                          -----------
Total assets................................................               15,624,976
                                                                          -----------
--------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................    58,708
  Investment adviser (Note 2)...............................     8,480
  Capital shares redeemed...................................     5,109         72,297
                                                              --------
Accrued expenses and other liabilities......................                   12,601
                                                                          -----------
Total liabilities...........................................                   84,898
                                                                          -----------
--------------------------------------------------------------------------------------
NET ASSETS..................................................              $15,540,078
                                                                          ===========
--------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000
  shares authorized+........................................              $   203,094
Paid-in capital in excess of par............................               21,650,088
Undistributed investment income--net........................                  231,997
Accumulated distributions in excess of realized gains on
  investments and foreign currency transactions--net (Note
  1f).......................................................               (2,308,824)
Unrealized depreciation on investments and foreign currency
  transactions--net.........................................               (4,236,277)
                                                                          -----------
NET ASSETS..................................................              $15,540,078
                                                                          ===========
--------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $15,540,078 and 2,030,937
  shares outstanding........................................              $      7.65
                                                                          ===========
--------------------------------------------------------------------------------------

   + The Fund is also authorized to issue 100,000,000 Class B Shares.

     See Notes to Financial Statements.

     ---------------------------------------------------------------------------
     MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1998
 -------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1d & 1e):
Dividends (net of $30,801 foreign withholding tax)..........                $   395,746
Interest and discount earned................................                     69,720
                                                                            -----------
Total income................................................                    465,466
                                                                            -----------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $   135,222
Custodian fees..............................................       16,885
Professional fees...........................................        6,956
Pricing services............................................        6,504
Transfer agent fees (Note 2)................................        5,117
Printing and shareholder reports............................        5,081
Accounting services (Note 2)................................        4,585
Directors' fees and expenses................................          562
Other.......................................................        1,853
                                                              -----------
Total expenses..............................................                    182,765
                                                                            -----------
Investment income--net......................................                    282,701
                                                                            -----------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET (NOTES 1b, 1c, 1e & 3):
Realized loss from:
  Investments--net..........................................   (2,055,332)
  Foreign currency transactions--net........................       (5,914)   (2,061,246)
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (1,339,625)
  Foreign currency transactions--net........................          684    (1,338,941)
                                                              -----------   -----------
Net realized and unrealized loss on investments and foreign
  currency transactions.....................................                 (3,400,187)
                                                                            -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $(3,117,486)
                                                                            ===========
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
             INCREASE (DECREASE) IN NET ASSETS:                  1998            1997
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $   282,701    $    366,478
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................   (2,061,246)      3,472,408
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........   (1,338,941)     (7,588,129)
                                                              -----------    ------------
Net decrease in net assets resulting from operations........   (3,117,486)     (3,749,243)
                                                              -----------    ------------
-----------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1f):
Investment income--net:
  Class A...................................................     (450,433)       (223,099)
Realized gain on investments--net:
  Class A...................................................   (1,396,020)     (2,977,040)
In excess of realized gain on investments--net:
  Class A...................................................   (2,282,798)             --
                                                              -----------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................   (4,129,251)     (3,200,139)
                                                              -----------    ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net decrease in net assets derived from capital share
  transactions..............................................   (4,192,551)    (11,268,247)
                                                              -----------    ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................  (11,439,288)    (18,217,629)
Beginning of year...........................................   26,979,366      45,196,995
                                                              -----------    ------------
End of year*................................................  $15,540,078    $ 26,979,366
                                                              ===========    ============
-----------------------------------------------------------------------------------------
* Undistributed investment income--net (Note 1g)............  $   231,997    $    373,737
                                                              ===========    ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                          CLASS A
FINANCIAL STATEMENTS.                                            ---------------------------------------------------
                                                                           FOR THE YEAR ENDED DECEMBER 31,
                                                                 ---------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                           1998+      1997       1996       1995       1994
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.........................      $ 10.66    $ 13.12    $ 11.95    $ 10.82    $ 10.82
                                                                 -------    -------    -------    -------    -------
Investment income--net.....................................          .12        .14        .18        .20        .17
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net.......................        (1.50)     (1.68)      1.40       1.15       (.02)
                                                                 -------    -------    -------    -------    -------
Total from investment operations...........................        (1.38)     (1.54)      1.58       1.35        .15
                                                                 -------    -------    -------    -------    -------
Less dividends and distributions:
  Investment income--net...................................         (.18)      (.06)      (.20)      (.19)      (.15)
  Realized gain on investments--net........................         (.55)      (.86)      (.21)      (.03)        --
  In excess of realized gain on investments--net...........         (.90)        --         --         --         --
                                                                 -------    -------    -------    -------    -------
Total dividends and distributions..........................        (1.63)      (.92)      (.41)      (.22)      (.15)
                                                                 -------    -------    -------    -------    -------
Net asset value, end of year...............................      $  7.65    $ 10.66    $ 13.12    $ 11.95    $ 10.82
                                                                 =======    =======    =======    =======    =======
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.........................      (15.30%)   (12.52%)    13.52%     12.65%      1.44%
                                                                 =======    =======    =======    =======    =======
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...................................................         .88%       .81%       .78%       .78%       .87%
                                                                 =======    =======    =======    =======    =======
Investment income--net.....................................        1.36%       .99%      1.43%      1.75%      1.91%
                                                                 =======    =======    =======    =======    =======
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).....................      $15,540    $26,979    $45,197    $43,102    $39,715
                                                                 =======    =======    =======    =======    =======
Portfolio turnover.........................................       29.65%     20.93%     31.11%     30.15%     10.94%
                                                                 =======    =======    =======    =======    =======
--------------------------------------------------------------------------------------------------------------------

   * Total investment returns exclude insurance-related fees and expenses.

   + Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Natural Resources Focus Fund (the "Fund") is classified as "non-diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term investments are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it

--------------------------------------------------------------------------------

was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Trans-actions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

  (g) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $26,026 have been reclassified between accumulated distributions in excess of net realized capital gains and undistributed net investment income and $34 has been adjusted between undistributed net investment income and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 0.65% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $2,546 in commissions on the execution of portfolio security transactions

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended

--------------------------------------------------------------------------------

December 31, 1998 were $5,758,242 and $14,960,966, respectively.

  Net realized losses for the year ended December 31, 1998 and net unrealized gains (losses) as of December 31, 1998 were as follows:

--------------------------------------------------------------------
                                         Realized       Unrealized
                                          Losses      Gains (Losses)
--------------------------------------------------------------------
Long-term Investments.................  $(2,055,332)   $(4,236,576)
Foreign currency transactions.........       (5,914)           299
                                        -----------    -----------
Total.................................  $(2,061,246)   $(4,236,277)
                                        ===========    ===========
--------------------------------------------------------------------

  At December 31, 1998, net unrealized depreciation for Federal income tax purposes aggregated $4,236,576, of which $1,433,240 related to appreciated securities and $5,669,816 related to depreciated securities. At December 31, 1998, the aggregate cost of investments for Federal income tax purposes was $19,804,339.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions were $4,192,551 and $11,268,247 for the years ended December 31, 1998 and December 31, 1997, respectively.

  Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1998                          Shares       Amount
-----------------------------------------------------------------
Shares sold.............................    15,178    $   129,809
Shares issued to shareholders in
 reinvestment of dividends and
 distributions..........................   456,271      4,129,251
                                          --------    -----------
Total issued............................   471,449      4,259,060
Shares redeemed.........................  (971,059)    (8,451,611)
                                          --------    -----------
Net decrease............................  (499,610)   $(4,192,551)
                                          ========    ===========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1997                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................      25,316    $    321,714
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................     264,256       3,200,139
                                       ----------    ------------
Total issued.........................     289,572       3,521,853
Shares redeemed......................  (1,202,808)    (14,790,100)
                                       ----------    ------------
Net decrease.........................    (913,236)   $(11,268,247)
                                       ==========    ============
-----------------------------------------------------------------

5. COMMITMENTS:

At December 31, 1998, the Fund had entered into foreign exchange contracts under which it agreed to purchase and sell various foreign currencies with values of approximately $59,000 and $27,000, respectively.

6. CAPITAL LOSS CARRYFORWARD:

At December 31, 1998, the Fund had a net capital loss carryforward of approximately $1,939,000, all of which expires in 2006. This amount will be available to offset like amounts of any future taxable gains.

7. SUBSEQUENT EVENT:

On January 4, 1999, the Company's Board of Directors declared an ordinary income dividend in the amount of $.114568 per Class A Share payable on January 11, 1999 to shareholders of record as of December 31, 1998.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
NATURAL RESOURCES FOCUS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Natural Resources Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Natural Resources Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 10, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
DECEMBER 31, 1998--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

THE ENVIRONMENT

  During 1998, stock and bond market volatility reflected shifting investor perceptions regarding global economic prospects. Investor optimism early in the year gave way to expectations of deteriorating corporate profits and signs of a weakening economy by late summer. Further concerns arose from the precarious state of the Russian and other emerging market economies. As a result, world stock markets declined in the July--September period. At the same time, the uncertain economic picture and the resulting flight to quality by investors pushed the 30-year US Treasury bond to record low yields. Yields also declined in sovereign bond markets of other major industrialized countries. In contrast, corporate bonds, mortgage-backed securities and emerging markets debt underperformed US Treasury securities by a wide margin.

  The US Federal Reserve Board and other central banks responded to the uncertain economic outlook through a series of monetary policy easings that served to restore investor confidence as 1998 drew toward a close. Stock markets around the world rallied, with total returns for the unmanaged Standard & Poor's 500 Index rising 21.3% and the unmanaged Morgan Stanley Capital International World Index (Ex-US) increasing 20.5% during the fourth quarter of 1998. However, as 1999 began, uncertainty regarding global economic prospects again began to cloud the investment outlook. At the same time, with stronger-than-expected economic results, prospects dimmed for further Federal Reserve Board monetary policy easings in the near future. The notable exception to the more subdued investment outlook in the United States was the unprecedented popularity of Internet-related stocks.

  The weakening of the US dollar relative to the Japanese yen was one of the year's more surprising developments. Since a stronger yen would have a negative impact on the important export sector of Japan's fragile economy, the Japanese central bank intervened in the currency markets in January. For the overall global economy, the deepening recession in Japan is of great concern. At the same time, the difficulties in emerging economies such as Russia and Brazil remain. Further progress in easing strains within the global financial system would likely provide an important element of stability to the volatile investment environment.

FISCAL YEAR IN REVIEW

  Although the overall trend in US interest rates has been toward a downward shift in the entire US Treasury yield curve for the year ended December 31, 1998, the long end of the curve underperformed the front end with the five-year sector recording the best overall performance. Similarly, all fixed-income markets exhibited a significant degree of volatility, with yield spread relationships among the various types of bonds dramatically widening during the third quarter of 1998 only to recoup much of the widening during the fourth quarter. With respect to the investment-grade corporate bond market, yield spreads relative to US Treasury securities were initially impacted by the significant increase in new corporate issuance, followed by the overwhelming pressure that arose from the global liquidity crisis and the deleveraging of financial markets. By year-end, yield spread relationships had retraced approximately 50%-75% from the widest levels reached in 1998.

  For the 12-month period ended December 31, 1998, the Fund's Class A Shares had a total return of +7.85%, compared to a total return of +8.72% for the unmanaged Merrill Lynch Corporate Master Index. Industry selection within the corporate bond market benefited the Fund as we underweighted those groups that experienced the greatest amount of spread widening, including brokerage firms, Yankee issues, money center banks, cyclicals and companies with significant exposure to the Pacific Basin. Furthermore, the Fund maintained a 3%-5% position in US Treasury securities, a sector that outperformed corporate bonds during the year. During the year, the Fund's overall performance was helped by its limited position (15% underweighted relative to the Index) in BBB- rated corporate securities, a sector that produced the lowest returns in the investment-grade universe. However, by the end of the third quarter of 1998, we increased the Fund's allocation to the BBB sector, given its attractive relative value.

  Conversely, overall performance was somewhat negatively impacted by the underperformance of the Fund's holdings of commercial mortgage-backed securities, home equity loans and other asset-backed securities relative to corporate debt, although these securities have recently performed better. The Fund's nearly 7% position in floating rate securities also negatively affected performance as price appreciation fell short of expectations.

--------------------------------------------------------------------------------

  Going forward, we expect the financial markets to remain extremely volatile with liquidity remaining at a premium. We believe that the Federal Reserve Board will not seek to alter monetary policy in the near term despite an economy that remains extremely strong. Foremost, the Federal Reserve Board remains clearly concerned about the overall state of the global economy as highlighted by the difficult situation that Brazil is currently facing and the effect that higher US interest rates would have on these economies. Furthermore, the inflation horizon remains very clear, and should remain under control given the extent to which the economy has evolved into a very efficient, technologically driven system. We expect corporate yield spreads to exhibit modest improvement into the second quarter of 1999. However, we will hedge our investment outlook by continuing to emphasize liquidity and high-quality issues in the investment strategy process.

IN CONCLUSION

  We appreciate your investment in Prime Bond Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Christopher G. Ayoub
Christopher G. Ayoub
Senior Vice President and Portfolio Manager

/s/ Jay C. Harbeck
Jay C. Harbeck
Senior Vice President and Portfolio Manager

January 29, 1999

---------------------------------------------------------

  On January 29, 1999, Jay C. Harbeck retired as Senior Vice President and Portfolio Manager of Prime Bond Fund. His colleagues at Merrill Lynch Asset Management, L.P. join the Company's Board of Directors in wishing Mr. Harbeck well in his retirement.
---------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

Prime Bond Fund

Total Return Based on a $10,000 Investment-Class A Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Merrill Lynch Corporate Master Index. Beginning and ending values are:

                                       12/88               12/98
                                       -----               -----
Prime Bond Fund+--
Class A Shares*                        $10,000             $23,254
Merrill Lynch Corporate
Master Index++                         $10,000             $25,910

*Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.

+Prime Bond Fund invests primarily in long-term corporate bonds rated A or better by either Standard & Poor's Corp. or Moody's Investors Service, Inc.

++This unmanaged broad-based Index is comprised of all industrialized bonds rated BBB3 or higher, of all maturities.
Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 12/31/98                                                       +7.85%
--------------------------------------------------------------------------------
Five Years Ended 12/31/98                                                  +6.50
--------------------------------------------------------------------------------
Ten Years Ended 12/31/98                                                   +8.81
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                12 MONTH        6 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                   +7.85%          +3.52%

--------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns. Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE                                                            VALUE
        INDUSTRY           RATINGS   RATINGS     AMOUNT            CORPORATE BONDS & NOTES          COST        (NOTE 1A)
---------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED                AAA       Aaa      $ 3,000,000      Aames Mortgage Trust, Series
SECURITIES+--9.5%                                                 1998-C, Class A2A, 5.912%
                                                                  due 9/15/2028...............  $  3,000,000   $  3,001,530
                            NR*       Baa2       6,000,000      Bistro Trust 1998-1000, 6.58%
                                                                  due 3/26/2001++.............     5,999,760      6,088,080
                            AA        Aa2        3,200,000      CIT Group Home Equity Loan
                                                                  Trust, 6.44% due
                                                                  11/15/2027..................     3,198,785      3,215,104
                            AAA       Aaa        4,000,000      Citibank Credit Card Master
                                                                  Trust I, Class A, 5.363% due
                                                                  12/10/2008..................     3,998,440      3,892,080
                            AAA       Aaa        8,000,000      Federal Home Loan Mortgage
                                                                  Corporation, Series 2063,
                                                                  Class PN, 6% due
                                                                  10/15/2018..................     8,126,875      8,044,960
                            AAA       Aaa        4,486,525      Federal National Mortgage
                                                                  Association, 6.448% due
                                                                  12/25/2012..................     4,497,742      4,444,464
                            A         A2         6,000,000      First Dominion Funding I,
                                                                  Series 1A, Class B, 6.431%
                                                                  due 7/10/2013++.............     5,977,422      5,640,000
                            AAA       Aaa        1,315,241      General Motors Acceptance
                                                                  Corp. Grantor Trust, Series
                                                                  1997-A, Class A, 6.50% due
                                                                  4/15/2002...................     1,314,874      1,326,644
                            AAA       Aaa        6,000,000      Government National Mortgage
                                                                  Association, Series 1998-14,
                                                                  6.375% due 11/20/2026.......     5,954,062      6,056,220
                            AAA       Aaa        5,500,000      IMC Home Equity Loan Trust,
                                                                  Series 1998-3, Class A5,
                                                                  6.36% due 8/20/2022.........     5,498,934      5,551,810
                            NR*       A2         4,500,000      Mortgage Capital Funding,
                                                                  Inc., Series 1998-MC2, Class
                                                                  C, 6.726% due 6/18/2008.....     4,545,000      4,598,086
                            BBB-      Baa1       6,000,000      York Funding Ltd., Series
                                                                  1998-1A, Class III, 6.50%
                                                                  due 6/15/2005++.............     5,996,250      4,860,000
                                                                                                ------------   ------------
                                                                                                  58,108,144     56,718,978
---------------------------------------------------------------------------------------------------------------------------
BANKS & THRIFTS--8.9%       BBB+      A3         2,500,000      BB&T Corporation, 7.25% due
                                                                  6/15/2007...................     2,488,325      2,727,025
                                                                Bank of New York Company,
                                                                  Inc.:
                            A         A2         4,000,000      7.625% due 7/15/2002..........     4,306,000      4,276,680
                            A         A2         2,000,000      7.875% due 11/15/2002.........     2,213,400      2,165,840
                            A         Aa3          500,000      Boatman's Bancshares, 9.25%
                                                                  due 11/01/2001..............       547,990        548,470
                            A         A2         2,000,000      First Interstate, Series C,
                                                                  11.25% due 3/27/2001........     2,354,060      2,247,200
                            BBB+      A1         1,000,000      First Union Institution, 8.04%
                                                                  due 12/01/2026..............     1,060,960      1,101,370
                            BBB+      a2         8,000,000      Fleet Capital Trust II, 7.92%
                                                                  due 12/11/2026..............     7,922,070      8,884,000
                            BBB+      A3         3,000,000      Great Western Bank, 9.875% due
                                                                  6/15/2001...................     3,325,350      3,279,450
                            BBB+      a2         1,000,000      HSBC Americas Capital Trust,
                                                                  7.808% due 12/15/2026++.....       988,460        954,029
                            A-        A3         3,000,000      HSBC Americas Inc., 7% due
                                                                  11/01/2006..................     2,974,800      3,141,540
                            A-        A2         1,750,000      Key Bank USA N.A., 7.55% due
                                                                  9/15/2006...................     1,899,572      1,934,607
                            BBB       A1         4,000,000      KeyCorp Capital I, 6.427% due
                                                                  7/01/2028++.................     3,959,760      3,856,800
                            BBB+      Baa1       5,000,000      MBNA America Bank N.A., 5.543%
                                                                  due 6/10/2004++.............     4,922,850      4,756,750

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE                                                            VALUE
        INDUSTRY           RATINGS   RATINGS     AMOUNT            CORPORATE BONDS & NOTES          COST        (NOTE 1A)
---------------------------------------------------------------------------------------------------------------------------
BANKS & THRIFTS             A-        a2       $ 3,000,000      Mellon Capital II, 7.995% due
(CONCLUDED)                                                       1/15/2027...................  $  2,860,410   $  3,335,580
                            A         A3         4,500,000      Mellon Financial Co., 6.375%
                                                                  due 2/15/2010...............     4,518,180      4,728,330
                            A         Aa3        5,000,000      NationsBank Corp., 6.50% due
                                                                  8/15/2003...................     4,755,150      5,173,400
                                                                                                ------------   ------------
                                                                                                  51,097,337     53,111,071
---------------------------------------------------------------------------------------------------------------------------
FINANCE--7.0%               AA-       Aa3       10,000,000      Associates Corp. of North
                                                                  America, 6.45% due
                                                                  10/15/2001..................    10,269,000     10,254,300
                            A         A2         1,500,000      Beneficial Corporation, Series
                                                                  I, 6.80% due 9/16/2003......     1,500,000      1,555,332
                            A         aa3        6,100,000      CIT Capital Trust I, 7.70% due
                                                                  2/15/2027...................     6,072,184      6,373,969
                            A+        Aa3        4,490,000      CIT Group Holdings, Inc.,
                                                                  7.125% due 6/17/2002........     4,704,083      4,717,733
                                                                Commercial Credit Co.:
                            A+        Aa3        3,250,000      10% due 5/01/1999.............     3,626,350      3,292,542
                            A+        Aa3        1,500,000      6.75% due 7/01/2007...........     1,534,980      1,600,335
                            BBB       Baa2       5,000,000      Erac USA Finance Company,
                                                                  6.375% due 5/15/2003++......     4,996,550      4,964,535
                            A-        Baa1       2,500,000      Finova Capital Corp., 6.25%
                                                                  due 11/01/2002..............     2,490,425      2,522,200
                            A+        Aa3        6,000,000      Norwest Financial, Inc.,
                                                                  6.625% due 7/15/2004........     5,973,540      6,293,580
                                                                                                ------------   ------------
                                                                                                  41,167,112     41,574,526
---------------------------------------------------------------------------------------------------------------------------
FINANCE--OTHER--10.0%       A+        aa3        2,000,000      Citigroup Capital II, 7.75%
                                                                  due 12/01/2036..............     2,003,400      2,147,606
                            AA-       Aa2        1,000,000      Citigroup Inc., 9.50% due
                                                                  3/01/2002...................     1,084,200      1,114,530
                            BBB-      Baa2       3,000,000      Commercial Net Lease Realty,
                                                                  7.125% due 3/15/2008........     2,991,870      2,775,960
                            A+        A1         3,500,000      Dean Witter, Discover & Co.,
                                                                  6.75% due 8/15/2000.........     3,486,805      3,559,220
                                                                Donaldson, Lufkin & Jenrette
                                                                  Inc.:
                            A-        A3         5,500,000      6.875% due 11/01/2005.........     5,477,000      5,741,505
                            A-        A3         1,500,000      6.50% due 6/01/2008...........     1,493,775      1,542,375
                            A         A2         1,500,000      Equitable Life Assurance
                                                                  Society of the US, 7.70% due
                                                                  12/01/2015++................     1,489,740      1,645,425
                            BBB-      Baa3       2,000,000      Hospitality Properties Trust,
                                                                  7% due 3/01/2008............     1,996,400      1,847,320
                            A         Baa1       4,000,000      Lehman Brothers Holdings,
                                                                  Inc., 6.50% due
                                                                  10/01/2002..................     3,996,200      4,000,452
                            A         Baa1       1,000,000      Lehman Brothers Inc., 7.36%
                                                                  due 12/15/2003..............     1,020,170      1,034,630
                            AA        Aa2        6,500,000      MBIA, Inc., 7.15% due
                                                                  7/15/2027...................     6,484,075      6,963,450
                            A+        Aa3          500,000      Morgan Stanley, Dean Witter,
                                                                  Discover & Co., 6.125% due
                                                                  10/01/2003..................       503,710        506,195
                                                                Paine Webber Group Inc.:
                            BBB+      Baa1       3,000,000      9.25% due 12/15/2001..........     3,501,570      3,242,610
                            BBB+      Baa1       2,000,000      8.875% due 3/15/2005..........     2,012,540      2,246,200
                            A+        A2         4,500,000      Prudential Insurance Co.,
                                                                  6.375% due 7/23/2006++......     4,480,110      4,633,763
                                                                Salomon Smith Barney Holdings:
                            A         Aa3        2,000,000      5.875% due 2/01/2001..........     1,993,680      2,008,708
                            A         Aa3        2,000,000      6.625% due 11/15/2003.........     1,988,320      2,051,782
                            BBB+      Baa1       4,250,000      Simon Debartolo Group LP,
                                                                  7.375% due 6/15/2018........     4,233,735      3,959,725

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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE                                                            VALUE
        INDUSTRY           RATINGS   RATINGS     AMOUNT            CORPORATE BONDS & NOTES          COST        (NOTE 1A)
---------------------------------------------------------------------------------------------------------------------------
FINANCE--OTHER              BBB       Baa2     $ 6,200,000      Spieker Properties LP, 7.35%
(CONCLUDED)                                                       due 12/01/2017..............  $  6,255,658   $  5,862,385
                            BBB       Baa3       3,000,000      Storage USA, 7.45% due
                                                                  7/01/2018...................     2,996,460      2,734,206
                                                                                                ------------   ------------
                                                                                                  59,489,418     59,618,047
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--CONSUMER                                            Anheuser-Busch Companies:
GOODS--5.7%                 A+        A1         2,500,000      8.75% due 12/01/1999..........     2,839,090      2,581,050
                            A+        A1         5,000,000      7.375% due 7/01/2023..........     5,127,300      5,416,800
                            A         A3         5,500,000      Avon Products Inc., 6.25% due
                                                                  5/01/2018++.................     5,493,180      5,637,065
                            A+        A3         1,000,000      Coca-Cola Enterprises, 5.75%
                                                                  due 11/01/2008..............       993,330      1,007,400
                            BBB-      Baa3       4,000,000      Flowers Industries Inc., 7.15%
                                                                  due 4/15/2028...............     3,978,800      3,837,920
                            A+        A1         3,500,000      Hershey Foods Co., 8.80% due
                                                                  2/15/2021...................     4,690,735      4,616,605
                            AA        Aa2        3,310,000      Kimberly-Clark Corp., 6.375%
                                                                  due 1/01/2028...............     3,282,726      3,445,942
                            A         A1         3,000,000      Pepsico, Inc., 5.75% due
                                                                  1/02/2003...................     2,984,820      3,029,799
                            A         A2         4,000,000      Phillip Morris Companies,
                                                                  Inc., 9% due 1/01/2001......     4,071,540      4,270,560
                                                                                                ------------   ------------
                                                                                                  33,461,521     33,843,141
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                AA        Aa2        2,000,000      BP America Inc., 9.375% due
ENERGY--2.3%                                                      11/01/2000..................     2,204,960      2,147,260
                            AA-       Aa3        3,000,000      Dresser Industries, Inc.,
                                                                  7.60% due 8/15/2096.........     2,991,270      3,537,840
                                                                Occidental Petroleum Corp.:
                            BBB       Baa2       4,500,000      6.50% due 4/01/2005...........     4,474,350      4,405,995
                            BBB       Baa2       2,000,000      (MOPPRS), 6.40% due
                                                                  4/01/2013...................     1,997,860      2,001,214
                            A+        A1         1,500,000      Texaco Capital Inc., 9% due
                                                                  12/15/1999..................     1,731,670      1,553,475
                                                                                                ------------   ------------
                                                                                                  13,400,110     13,645,784
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                A         A2         3,500,000      AlliedSignal Inc., 6.20% due
MANUFACTURING--10.8%                                              2/01/2008...................     3,495,310      3,560,550
                            BBB+      A3         5,500,000      Applied Materials, Inc.,
                                                                  7.125% due 10/15/2017.......     5,462,380      5,324,220
                            A+        A2         2,000,000      Danaher Corp., 6% due
                                                                  10/15/2008..................     1,989,260      1,992,600
                            AA+       Aa1        3,000,000      Emerson Electric Co., 5% due
                                                                  10/15/2008..................     2,990,820      2,909,550
                                                                Ford Motor Credit Company:
                            A         A1         3,000,000      8.20% due 2/15/2002...........     3,197,310      3,235,680
                            A         A1         2,500,000      7.75% due 3/15/2005...........     2,497,725      2,771,825
                            A         A1         3,000,000      5.35% due 8/27/2006++.........     2,997,920      2,992,500
                            A         A1         2,000,000      8.90% due 1/15/2032...........     2,471,480      2,665,620
                            AAA       Aaa        3,245,000      General Electric Capital
                                                                  Corp., 8.125% due
                                                                  5/15/2012...................     3,449,052      4,008,256
                                                                General Motors Acceptance
                                                                  Corp.:
                            A         A2         5,000,000      7.70% due 4/15/2016...........     5,455,750      5,711,450
                            A         A2         4,000,000      8.80% due 3/01/2021...........     4,689,040      5,154,720
                            BBB-      Baa2       1,500,000      Georgia-Pacific Group, 7.25%
                                                                  due 6/01/2028...............     1,492,545      1,511,130
                            A-        Baa1       2,000,000      Goodrich (B.F.) Co., 7% due
                                                                  4/15/2038...................     1,988,220      2,001,820
                            A+        A1         4,000,000      International Business
                                                                  Machines Corp., 6.50% due
                                                                  1/15/2028...................     4,125,360      4,198,360
                            A         A2         2,000,000      Lucent Technologies Inc.,
                                                                  6.50% due 1/15/2028.........     2,072,360      2,124,340
                            BBB+      A3         2,500,000      Martin Marietta Corp., 6.50%
                                                                  due 4/15/2003...............     2,515,325      2,566,750

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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE                                                            VALUE
        INDUSTRY           RATINGS   RATINGS     AMOUNT            CORPORATE BONDS & NOTES          COST        (NOTE 1A)
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--
MANUFACTURING (CONCLUDED)

                            A         A1       $ 6,910,000      PPG Industries Inc., 6.50% due
                                                                  11/01/2007..................  $  6,888,855   $  7,215,491
                            BBB       Baa1       3,500,000      Raytheon Company, 6.50% due
                                                                  7/15/2005...................     3,536,820      3,680,044
                            A         A2           500,000      Xerox Corporation, 5.50% due
                                                                  11/15/2003..................       501,145        503,320
                                                                                                ------------   ------------
                                                                                                  61,816,677     64,128,226
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                A         A2         2,500,000      Bass America, Inc., 8.125% due
SERVICES--12.2%                                                   3/31/2002...................     2,668,930      2,664,525
                            A         A2         4,000,000      Carnival Corp., 7.70% due
                                                                  7/15/2004...................     4,208,480      4,333,200
                            BBB-      Baa3       3,000,000      Comcast Cable Communications,
                                                                  6.20% due 11/15/2008........     2,992,050      3,055,140
                            A-        Baa1       8,000,000      Computer Associates
                                                                  International, Series B,
                                                                  6.25% due 4/15/2003.........     7,984,960      7,969,664
                                                                Dillard Department Stores,
                                                                  Inc.:
                            BBB       Baa1       3,000,000      9.125% due 8/01/2011..........     3,240,150      3,582,960
                            BBB       Baa1       1,500,000      7.85% due 10/01/2012..........     1,677,420      1,624,980
                            A         A2         1,782,349      +Disney-Custom Repackaged
                                                                  Asset Vehicle-403, 6.85% due
                                                                  1/10/2007++.................     1,781,155      1,849,187
                            A+        A1         7,000,000      Electronic Data Systems Corp.,
                                                                  6.85% due 5/15/2000++.......     6,994,470      7,143,675
                            AAA       Aaa        3,000,000      Johnson & Johnson, 8.72% due
                                                                  11/01/2024..................     3,000,000      3,582,810
                            A         A2           615,000      May Department Stores Co.,
                                                                  8.30% due 7/15/2026.........       702,742        713,960
                            AAA       Aaa        1,500,000      Merck & Co. Inc., 5.95% due
                                                                  12/01/2028..................     1,487,550      1,497,375
                            A         A2         4,000,000      Nordstrom, Inc., 6.95% due
                                                                  3/15/2028...................     4,051,840      4,210,800
                            A-        A2         7,000,000      Sears Roebuck Acceptance
                                                                  Corp., Series III, 6.82% due
                                                                  10/17/2002..................     7,014,280      7,290,430
                            BBB-      Baa3       2,500,000      TCI Communications Inc., 8.75%
                                                                  due 8/01/2015...............     2,932,650      3,105,725
                            BBB       Baa2       4,000,000      Time Warner Entertainment Co.,
                                                                  8.375% due 3/15/2023........     4,618,120      4,855,920
                            BBB       Baa3       5,500,000      Time Warner Inc., 6.625% due
                                                                  5/15/2029...................     5,448,245      5,596,030
                            BBB+      Baa3       1,000,000      USA Waste Services, 7% due
                                                                  7/15/2028...................       988,870      1,032,830
                            AA        Aa2        7,000,000      Wal-Mart Stores, Inc., 8.50%
                                                                  due 9/15/2024...............     7,036,810      8,082,480
                                                                                                ------------   ------------
                                                                                                  68,828,722     72,191,691
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                                                    Southwest Airlines Co.:
TRANSPORTATION--1.5%        A-        A3         3,000,000      9.40% due 7/01/2001...........     3,420,210      3,249,810
                            A-        A3         4,000,000      8% due 3/01/2005..............     3,980,450      4,389,560
                            A-        A3         1,000,000      7.875% due 9/01/2007..........       992,600      1,117,880
                                                                                                ------------   ------------
                                                                                                   8,393,260      8,757,250
---------------------------------------------------------------------------------------------------------------------------
UTILITIES--                 BBB       Baa3       3,500,000      AT&T Capital Corp., Series F,
COMMUNICATIONS--7.4%                                              7.50% due 11/15/2000........     3,496,745      3,542,840
                            A         A3         7,725,000      Frontier Corp., 6% due
                                                                  10/15/2013++................     7,873,444      7,808,816
                            AA-       A2         6,000,000      GTE California, Inc., Series
                                                                  C, 8.07% due 4/15/2024......     6,412,380      6,660,720

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE                                                            VALUE
        INDUSTRY           RATINGS   RATINGS     AMOUNT            CORPORATE BONDS & NOTES          COST        (NOTE 1A)
---------------------------------------------------------------------------------------------------------------------------
UTILITIES--
COMMUNICATIONS
(CONCLUDED)

                                                                GTE Corp.:
                            A         Baa1     $ 1,500,000      9.375% due 12/01/2000.........  $  1,647,090   $  1,608,855
                            A         Baa1       1,500,000      6.84% due 4/15/2018...........     1,541,970      1,599,555
                            AAA       Aa1        3,000,000      Indiana Bell Telephone Co.,
                                                                  Inc., 7.30% due 8/15/2026...     3,030,280      3,481,110
                                                                MCI WorldCom Inc.:
                            BBB+      Baa2       2,500,000      7.75% due 4/01/2007...........     2,722,350      2,824,125
                            BBB+      Baa2       5,300,000      6.125% due 4/15/2012..........     5,285,849      5,380,666
                                                                Southwestern Bell
                                                                  Telecommunications Corp.:
                            AA        Aa3        1,000,000      6.125% due 3/01/2000..........     1,005,000      1,009,960
                            AA        Aa3        1,000,000      6.625% due 4/01/2005..........       958,450      1,063,400
                            AA        Aa3        2,000,000      6.375% due 11/15/2007.........     2,009,520      2,129,460
                                                                Sprint Capital Corp.:
                            A-        Baa1       1,500,000      5.70% due 11/15/2003..........     1,499,745      1,505,355
                            A-        Baa1       3,000,000      6.125% due 11/15/2008.........     2,997,780      3,065,490
                            A-        A3         2,400,000      US West Capital Funding Inc.,
                                                                  6.50% due 11/15/2018........     2,386,224      2,455,920
                                                                                                ------------   ------------
                                                                                                  42,866,827     44,136,272
---------------------------------------------------------------------------------------------------------------------------
UTILITIES--                 AAA       Aaa        8,000,000      Cleveland Electric/Toledo
ELECTRIC--7.5%                                                    Edison, Series B, 7.13% due
                                                                  7/01/2007...................     8,392,720      8,677,440
                            AA-       Aa3        5,950,000      Florida Power Corp., 6.875%
                                                                  due 2/01/2008...............     6,504,480      6,461,581
                            A         A1         3,000,000      Mississippi Power Co., Series
                                                                  B,
                                                                  6.05% due 5/01/2003.........     3,067,440      3,081,720
                            AA-       A1         3,500,000      Pacific Gas and Electric
                                                                  Company, Series 93C, 6.25%
                                                                  due 8/01/2003...............     3,565,275      3,621,485
                            A-        A3         2,000,000      Pennsylvania Power & Light
                                                                  Co.,
                                                                  6.125% due 5/01/2006........     1,998,800      2,029,740
                            A-        A3         4,000,000      Public Service Electric & Gas
                                                                  Co., 6.50% due 6/01/2000....     3,998,315      4,049,760
                            A-        A3         6,000,000      Rochester Gas & Electric,
                                                                  Series B, 5.84% due
                                                                  12/22/2008..................     6,000,000      5,960,628
                            BBB       Baa3       2,000,000      Texaco Utilities, 5.94% due
                                                                  10/15/2011..................     2,000,000      2,011,660
                            A         A2         7,500,000      Virginia Electric & Power Co.,
                                                                  Series B, 8.625% due
                                                                  10/01/2024..................     7,416,540      8,629,875
                                                                                                ------------   ------------
                                                                                                  42,943,570     44,523,889
---------------------------------------------------------------------------------------------------------------------------
YANKEE CORPORATES**--8.2%   AA-       Aa2        1,500,000      ABN AMRO Bank N.V., 7.125% due
                                                                  6/18/2007(1)................     1,499,265      1,616,475
                            BBB-      Baa3       5,000,000      Abitibi-Consolidated Inc.,
                                                                  6.95% due 4/01/2008(3)......     4,990,300      4,834,500
                            BBB       A3         1,500,000      AmVescap PLC, 6.375% due
                                                                  5/15/2003(1)................     1,497,285      1,499,455
                            A+        A1         6,000,000      Australia & New Zealand
                                                                  Banking Group Ltd., 7.55%
                                                                  due 9/15/2006(1)............     5,990,880      6,478,680
                            A-        Baa1       3,000,000      Enersis S.A., 6.90% due
                                                                  12/01/2006(3)...............     2,992,260      2,727,510
                            BBB+      Baa3       8,000,000      Fairfax Financial Holdings
                                                                  Ltd., 7.375% due
                                                                  4/15/2018(1)................     7,982,560      7,745,840
                            A         A1         2,000,000      Ford Capital B.V., 9.50% due
                                                                  6/01/2010(1)................     2,217,880      2,614,900
                            A+        A1         5,500,000      Grand Metropolitan Investment
                                                                  PLC, 6.50% due
                                                                  9/15/1999(1)................     5,615,810      5,550,765
                            AAA       Aaa        1,500,000      International Bank for
                                                                  Reconstruction &
                                                                  Development, 5.625% due
                                                                  3/17/2003(1)................     1,494,975      1,517,445
                            A         A2         5,000,000      Norsk Hydro A/S, 6.70% due
                                                                  1/15/2018(3)................     4,974,400      4,994,540

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONCLUDED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE                                                            VALUE
        INDUSTRY           RATINGS   RATINGS     AMOUNT            CORPORATE BONDS & NOTES          COST        (NOTE 1A)
---------------------------------------------------------------------------------------------------------------------------
YANKEE
CORPORATES
(CONCLUDED)

                            A+        Aa3      $ 2,000,000      Sony Corporation, 6.125% due
                                                                  3/04/2003(3)................  $  1,995,760   $  2,043,080
                                                                Tyco International Group
                                                                  S.A.(3):
                            A-        Baa1       2,500,000      5.875% due 11/01/2004++.......     2,498,975      2,484,588
                            A-        Baa1       3,500,000      7% due 6/15/2028..............     3,474,765      3,570,875
                            BBB+      Baa2       1,000,000      WPP Finance (USA) Corp.,
                                                                  6.625% due 7/15/2005(1).....       993,090      1,014,486
                                                                                                ------------   ------------
                                                                                                  48,218,205     48,693,139
---------------------------------------------------------------------------------------------------------------------------
YANKEE SOVEREIGN**--2.1%    AA+       Aa2        3,000,000      Canada Government Bond, 5.25%
                                                                  due 11/05/2008(2)...........     2,999,310      3,003,750
                            AA-       A1         1,000,000      Province of Manitoba, 5.50%
                                                                  due 10/01/2008(2)...........       993,620      1,009,210
                            AA-       Aa3        1,000,000      Province of Ontario, 5.50% due
                                                                  10/01/2008(2)...............       994,080      1,003,850
                                                                Province of Quebec(2):
                            A+        A2         3,500,000      8.80% due 4/15/2003...........     3,944,780      3,927,455
                            A+        A2         3,500,000      Series NN, 7.125% due
                                                                  2/09/2024...................     3,645,635      3,821,720
                                                                                                ------------   ------------
                                                                                                  12,577,425     12,765,985
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL CORPORATE
                                                                BONDS & NOTES--93.1%             542,368,328    553,707,999
---------------------------------------------------------------------------------------------------------------------------
                                                                  US GOVERNMENT OBLIGATIONS
---------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT                                                   US Treasury Bonds & Notes:
OBLIGATIONS--4.0%           AAA       Aaa        1,900,000      7.25% due 5/15/2004...........     2,103,656      2,129,482
                            AAA       Aaa        2,000,000      7% due 7/15/2006..............     2,301,563      2,277,180
                            AAA       Aaa       10,580,000      6.125% due 11/15/2027.........    11,822,631     11,842,935
                            AAA       Aaa        7,000,000      5.50% due 8/15/2028...........     7,412,188      7,327,040
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL US GOVERNMENT
                                                                OBLIGATIONS--4.0%                 23,640,038     23,576,637
---------------------------------------------------------------------------------------------------------------------------

                                                                    SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------------
REPURCHASE                                       7,743,000      Warburg Dillon Read LLC,
AGREEMENTS***--1.3%                                               purchased on 12/31/1998 to
                                                                  yield 4.75% to 1/04/1999....     7,743,000      7,743,000
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL SHORT-TERM
                                                                SECURITIES--1.3%                   7,743,000      7,743,000
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS--98.4%......  $573,751,366    585,027,636
                                                                                                ============
                                                                OTHER ASSETS LESS
                                                                  LIABILITIES--1.6%...........                    9,272,922
                                                                                                               ------------
                                                                NET ASSETS--100.0%............                 $594,300,558
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------

* Not Rated.

** Corresponding industry groups for foreign securities, which are denominated in US dollars:
 (1) Financial Institution
 (2) Government Entity
 (3) Industrial

*** Repurchase Agreements are fully collateralized by US Government & Agency
    Obligations.

+ Subject to principal paydowns.

++ The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

++ Floating rate note.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$573,751,366) (Note
  1a).......................................................               $585,027,636
Cash........................................................                        706
Receivables:
  Interest..................................................  $9,331,718
  Capital shares sold.......................................     231,427
  Loaned securities (Note 6)................................       2,329      9,565,474
                                                              ----------
Prepaid expenses and other assets...........................                     45,578
                                                                           ------------
Total assets................................................                594,639,394
                                                                           ------------
---------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Investment adviser (Note 2)...............................     209,726
  Capital shares redeemed...................................       8,216        217,942
                                                              ----------
Accrued expenses and other liabilities......................                    120,894
                                                                           ------------
Total liabilities...........................................                    338,836
                                                                           ------------
---------------------------------------------------------------------------------------
NET ASSETS..................................................               $594,300,558
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000
  shares authorized+........................................               $  4,853,155
Paid-in capital in excess of par............................                583,921,667
Undistributed investment income--net........................                  3,079,720
Accumulated realized capital losses on investments--net
  (Note 5)..................................................                 (8,830,254)
Unrealized appreciation on investments--net.................                 11,276,270
                                                                           ------------
NET ASSETS..................................................               $594,300,558
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $594,300,558 and 48,531,554
  shares outstanding........................................               $      12.25
                                                                           ============
---------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1d):
Interest and discount earned................................               $38,008,236
Other income................................................                    75,612
                                                                           -----------
Total income................................................                38,083,848
                                                                           -----------
--------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $2,330,935
Accounting services (Note 2)................................     107,616
Printing and shareholder reports............................      80,457
Custodian fees..............................................      50,907
Professional fees...........................................      40,799
Directors' fees and expenses................................      11,867
Pricing services............................................       9,396
Registration fees...........................................       8,859
Transfer agent fees (Note 2)................................       5,119
Other.......................................................       6,870
                                                              ----------
Total expenses..............................................                 2,652,825
                                                                           -----------
Investment income--net......................................                35,431,023
                                                                           -----------
--------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET (NOTES
  1d & 3):
Realized gain on investments--net...........................                 7,560,501
Change in unrealized appreciation on investments--net.......                (1,000,179)
                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $41,991,345
                                                                           ===========
--------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                                ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                  1998            1997
--------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $ 35,431,023    $ 34,680,688
Realized gain (loss) on investments--net....................       7,560,501        (659,507)
Change in unrealized appreciation/depreciation on
  investments--net..........................................      (1,000,179)      8,588,890
                                                                ------------    ------------
Net increase in net assets resulting from operations........      41,991,345      42,610,071
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS (NOTE 1E):
Investment income--net:
  Class A...................................................     (35,531,406)    (34,630,429)
                                                                ------------    ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................     (35,531,406)    (34,630,429)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase (decrease) in net assets derived from capital
  share transactions........................................      60,070,576     (18,603,327)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................      66,530,515     (10,623,685)
Beginning of year...........................................     527,770,043     538,393,728
                                                                ------------    ------------
End of year*................................................    $594,300,558    $527,770,043
                                                                ============    ============
--------------------------------------------------------------------------------------------
*Undistributed investment income--net.......................    $  3,079,720    $  3,180,103
                                                                ============    ============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                     CLASS A
FINANCIAL STATEMENTS.                                   -----------------------------------------------------------
                                                                      FOR THE YEAR ENDED DECEMBER 31,
                                                        -----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                   1998        1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year....................  $  12.11    $  11.91     $  12.45     $  11.12     $  12.64
                                                        --------    --------     --------     --------     --------
Investment income--net................................       .77         .78          .80          .82          .77
Realized and unrealized gain (loss) on investments--
  net.................................................       .15         .20         (.55)        1.34        (1.36)
                                                        --------    --------     --------     --------     --------
Total from investment operations......................       .92         .98          .25         2.16         (.59)
                                                        --------    --------     --------     --------     --------
Less dividends and distributions:
  Investment income--net..............................      (.78)       (.78)        (.79)        (.83)        (.76)
  In excess of realized gain on investments--net......        --          --           --           --         (.17)
                                                        --------    --------     --------     --------     --------
Total dividends and distributions.....................      (.78)       (.78)        (.79)        (.83)        (.93)
                                                        --------    --------     --------     --------     --------
Net asset value, end of year..........................  $  12.25    $  12.11     $  11.91     $  12.45     $  11.12
                                                        ========    ========     ========     ========     ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share....................     7.85%       8.64%        2.21%       20.14%       (4.80%)
                                                        ========    ========     ========     ========     ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................      .48%        .47%         .49%         .50%         .54%
                                                        ========    ========     ========     ========     ========
Investment income--net................................     6.35%       6.62%        6.67%        7.00%        6.74%
                                                        ========    ========     ========     ========     ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)................  $594,301    $527,770     $538,394     $489,838     $391,234
                                                        ========    ========     ========     ========     ========
Portfolio turnover....................................   103.24%      89.22%       91.88%       90.12%      139.89%
                                                        ========    ========     ========     ========     ========
-------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A Shares and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Prime Bond Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee based upon the aggregate daily value of net assets of the Fund and the Company's High Current Income Fund at the following annual rates:
0.50% of such average daily net assets not exceeding $250 million; 0.45% of such average daily net assets in excess of $250 million but not more than $500 million; 0.40% of such average daily net assets in excess of $500 million but not more than $750 million; and 0.35% of such average daily net assets in excess of $750 million. For the year ended December 31, 1998, the aggregate average daily net assets of the Fund and the Company's High Current Income Fund was approximately $1,121,651,000.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed

--------------------------------------------------------------------------------

on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 1998, the Fund paid Merrill Lynch Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith, Incorporated, $8,190 for providing security price quotations to compute the net asset value of the Fund.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.
  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.
  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1998 were $616,144,800 and $556,855,502, respectively.

  Net realized gains for the year ended December 31, 1998 and net unrealized gains as of December 31, 1998 were as follows:

------------------------------------------------------------------
                                           Realized    Unrealized
                                            Gains         Gains
------------------------------------------------------------------
Long-term investments...................  $7,560,501   $11,276,270
                                          ----------   -----------
Total...................................  $7,560,501   $11,276,270
                                          ==========   ===========
------------------------------------------------------------------

  At December 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $11,221,870, of which $17,731,715 related to appreciated securities and $6,509,845 related to depreciated securities. At December 31, 1998, the aggregate cost of investments for Federal income tax purposes was $573,805,766.

4. CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets derived from capital share transactions were $60,070,576 and $(18,603,327) for the years ended December 31, 1998 and December 31, 1997, respectively.

  Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1998                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   5,551,338    $ 67,504,987
Shares issued to shareholders in
 reinvestment of dividends...........   2,934,639      35,531,406
                                       ----------    ------------
Total issued.........................   8,485,977     103,036,393
Shares redeemed......................  (3,540,230)    (42,965,817)
                                       ----------    ------------
Net increase.........................   4,945,747    $ 60,070,576
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1997                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   3,589,337    $ 42,528,752
Shares issued to shareholders in
 reinvestment of dividends...........   2,931,101      34,630,429
                                       ----------    ------------
Total issued.........................   6,520,438      77,159,181
Shares redeemed......................  (8,146,214)    (95,762,508)
                                       ----------    ------------
Net decrease.........................  (1,625,776)   $(18,603,327)
                                       ==========    ============
-----------------------------------------------------------------

5. CAPITAL LOSS CARRYFORWARD:

At December 31, 1998, the Fund had a net capital loss carryforward of approximately $8,649,000, of which $7,112,000 expires in 2002, $856,000 expires in 2003 and $681,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.

6. LOANED SECURITIES:

At December 31, 1998, the Fund held US Treasury bonds having an aggregate value of approximately $3,256,000 as collateral for portfolio securities loaned having a market value of approximately $3,140,000.

7. SUBSEQUENT EVENT:

On January 4, 1999, the Company's Board of Directors declared an ordinary income dividend in the amount of $.063458 per Class A Share payable on January 11, 1999 to shareholders of record as of December 31, 1998.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
PRIME BOND FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Prime Bond Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prime Bond Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 10, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
DECEMBER 31, 1998--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

THE ENVIRONMENT

  During 1998, stock and bond market volatility reflected shifting investor perceptions regarding global economic prospects. Investor optimism early in the year gave way to expectations of deteriorating corporate profits and signs of a weakening economy by late summer. Further concerns arose from the precarious state of the Russian and other emerging markets economies. As a result, world stock markets declined in the July--September period. At the same time, the uncertain economic picture and the resulting flight to quality by investors pushed the 30-year US Treasury bond to record low yields. Yields also declined in sovereign bond markets of other major industrialized countries. In contrast, corporate bonds, mortgage-backed securities and emerging markets debt underperformed US Treasury securities by a wide margin.

  The US Federal Reserve Board and other central banks responded to the uncertain economic outlook through a series of monetary policy easings that served to restore investor confidence as 1998 drew toward a close. Stock markets around the world rallied, with total returns for the unmanaged Standard & Poor's 500 Index rising 21.3% and the unmanaged Morgan Stanley Capital International World Index (Ex-US) increasing 20.5% during the fourth quarter of 1998. However, as 1999 began, uncertainty regarding global economic prospects again began to cloud the investment outlook. At the same time, with stronger-than-expected economic results, prospects dimmed for further Federal Reserve Board monetary policy easings in the near future. The notable exception to the more subdued investment outlook in the United States was the unprecedented popularity of Internet-related stocks.

  The weakening of the US dollar relative to the Japanese yen was one of the year's more surprising developments. Since a stronger yen would have a negative impact on the important export sector of Japan's fragile economy, the Japanese central bank intervened in the currency markets in January. For the overall global economy, the deepening recession in Japan is of great concern. At the same time, the difficulties in emerging economies such as Russia and Brazil remain. Further progress in easing strains within the global financial system would likely provide an important element of stability to the volatile investment environment.

FISCAL YEAR IN REVIEW

  As of December 31, 1998, the Fund's asset allocation was: US stocks, 89% of net assets; foreign stocks, 10%; and cash reserves, 1%.

  The maintenance of a relatively low cash position throughout much of 1998 proved to be beneficial to the Fund's overall performance. Despite a significant correction in the US stock market during the third quarter of 1998, a strong rebound during the remainder of the year resulted in the fourth consecutive year of exceptional returns for US equities. However, the US stock market was characterized by a significant outperformance for a narrow group of large-capitalization equities. During the fourth quarter, we increased our representation in equities of this type, although the Fund was underweighted for much of 1998 in this narrow group of common stocks that dominated the performance of the benchmark Standard & Poor's 500 Index. In the foreign equity sector, the overweighting of European equities had a positive impact on performance, since European equity markets outperformed Japan and the majority of equity markets during 1998. However, as was the case in the United States, a narrow group of larger-capitalization equities significantly outperformed the European markets as a whole, and the Fund was underweighted in these equities during much of 1998.

PORTFOLIO MATTERS

  With a US equity allocation of 85% of net assets at June 30, 1998, the Fund's weighting in US common stocks was expanded to 90% of net assets by December 31, 1998. Beginning in September 1998, a shift toward an increasingly accommodative monetary policy by the Federal Reserve Board led us to become more positive toward US equities. In increasing our US equity exposure, we emphasized the shares of companies that we believed offered a high degree of earnings visibility through 1999 despite an expected slowdown in economic activity. New positions in the Fund included commitments in the technology sector, such as Intel Corporation, Microsoft Corporation, and Motorola, Inc., and in healthcare, through Johnson & Johnson. As of December 31, 1998, consumer staples, technology and financial services represented the largest sector weightings among our US equity commitments.

  Over the six-month period ended December 31, 1998, we reduced the Fund's commitment to foreign equities from 14% of net assets to 10%. We continued to limit representation to

--------------------------------------------------------------------------------

companies that we believe offer potential for above-average appreciation relative to US and foreign markets. The majority of our foreign equity commitments are in European companies, with a position in Canada through Teleglobe Inc. and in Singapore through Flextronics International Ltd.

IN CONCLUSION

  We appreciate your investment in Quality Equity Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Thomas R. Robinson
Thomas R. Robinson
Senior Vice President and Portfolio Manager

February 5, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

Quality Equity Fund

Total Return Based on a $10,000 Investment-Class A Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Standard & Poor's 500 Index. Beginning and ending values are:

                                             12/98            12/98
                                             -----            -----
Quality Equity Fund+ --
Class A Shares*                             $10,000          $41,168

Standard & Poor's 500 Index++               $10,000          $57,962


* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.

+ Quality Equity Fund, which uses a fully managed investment policy, invests primarily in common stocks of large-capitalization companies, as well as investment-grade debt and convertible securities.

++ This unmanaged broad-based Index is comprised of common stocks.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 12/31/98                                                      +15.58%
--------------------------------------------------------------------------------
Five Years Ended 12/31/98                                                 +15.35
--------------------------------------------------------------------------------
Ten Years Ended 12/31/98                                                  +15.20
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                12 MONTH        6 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                   +15.58%          +0.63%
------------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                  SHARES                                                         VALUE       PERCENT OF
INDUSTRY                            HELD                 STOCKS                    COST        (NOTE 1A)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE              260,000      GenCorp Inc. ................    $  7,589,255   $  6,483,750       0.7%
                                  38,800      United Technologies
                                                Corporation................       3,069,068      4,219,500       0.5
                                                                               ------------   ------------     -----
                                                                                 10,658,323     10,703,250       1.2
-----------------------------------------------------------------------------------------------------------------------
AUTOMOBILE PARTS                 221,400      Federal-Mogul Corporation....       9,509,262     13,173,300       1.5
-----------------------------------------------------------------------------------------------------------------------
AUTOMOBILE RENTAL & LEASING      289,300      +Avis Rent-A-Car, Inc........       6,617,064      6,997,444       0.8
                                 129,850      The Hertz Corporation (Class
                                                A).........................       5,189,321      5,924,406       0.7
                                                                               ------------   ------------     -----
                                                                                 11,806,385     12,921,850       1.5
-----------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE                       121,400      General Motors Corporation...       8,579,751      8,687,688       1.0
-----------------------------------------------------------------------------------------------------------------------
BANKING                          327,100      The Bank of New York Company,
                                                Inc. ......................       2,943,074     13,165,775       1.5
                                 131,336      BankAmerica Corporation......       6,236,159      7,896,577       0.9
                                                                               ------------   ------------     -----
                                                                                  9,179,233     21,062,352       2.4
-----------------------------------------------------------------------------------------------------------------------
BANKING & FINANCIAL              225,900      First Union Corporation......      11,179,673     13,737,544       1.6
                                 139,400      Mellon Bank Corporation......       8,690,283      9,583,750       1.1
                                                                               ------------   ------------     -----
                                                                                 19,869,956     23,321,294       2.7
-----------------------------------------------------------------------------------------------------------------------
BEVERAGES                        235,300      PepsiCo, Inc. ...............       9,142,854      9,632,594       1.1
-----------------------------------------------------------------------------------------------------------------------
BROADCASTING--MEDIA               90,900      +Fox Entertainment Group,
                                                Inc. (Class A).............       2,045,250      2,289,544       0.3
-----------------------------------------------------------------------------------------------------------------------
CHEMICALS                         78,150      du Pont (E.I.) de Nemours and
                                                Company....................       4,870,271      4,146,834       0.5
                                 232,200      Morton International,
                                                Inc. ......................       6,695,970      5,688,900       0.6
                                                                               ------------   ------------     -----
                                                                                 11,566,241      9,835,734       1.1
-----------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES                186,900      Cisco Systems, Inc. .........       7,483,900     17,346,656       2.0
-----------------------------------------------------------------------------------------------------------------------
COMPUTERS                        433,000      COMPAQ Computer
                                                Corporation................      14,209,496     18,158,937       2.1
                                 113,100      Dell Computer Corporation....       7,124,397      8,277,506       1.0
                                  52,150      +EMC Corporation.............       3,726,320      4,432,750       0.5
                                  71,600      International Business
                                                Machines Corporation.......       7,457,161     13,228,100       1.5
                                                                               ------------   ------------     -----
                                                                                 32,517,374     44,097,293       5.1
-----------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS                533,200      The Dial Corporation.........      10,888,428     15,396,150       1.8
-----------------------------------------------------------------------------------------------------------------------
DATA PROCESSING                   55,000      +Keane, Inc. ................       1,932,662      2,196,563       0.3
-----------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT              70,700      General Electric Company.....       5,349,161      7,215,819       0.8
                                 182,800      PECO Energy Company..........       6,244,759      7,609,050       0.9
                                                                               ------------   ------------     -----
                                                                                 11,593,920     14,824,869       1.7
-----------------------------------------------------------------------------------------------------------------------
ELECTRONICS                      109,050      Intel Corporation............      12,067,525     12,922,425       1.5
                                 114,700      +Micron Technology, Inc. ....       4,353,276      5,799,519       0.7
                                                                               ------------   ------------     -----
                                                                                 16,420,801     18,721,944       2.2
-----------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT                    598,800      Premier Parks Inc. ..........      16,915,316     18,113,700       2.1
                                 183,800      Royal Caribbean Cruises
                                                Ltd. ......................       4,252,936      6,800,600       0.8
                                                                               ------------   ------------     -----
                                                                                 21,168,252     24,914,300       2.9
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES               191,800      Associates First Capital
                                                Corporation (Class A)......       6,934,942      8,127,525       0.9
                                 384,500      Heller Financial, Inc. ......      10,810,290     11,294,687       1.3
                                 248,700      Providian Financial
                                                Corporation................      11,440,945     18,652,500       2.2
                                                                               ------------   ------------     -----
                                                                                 29,186,177     38,074,712       4.4
-----------------------------------------------------------------------------------------------------------------------
FOOD DISTRIBUTION                145,700      Nabisco Holdings Corp. (Class
                                                A).........................       5,277,734      6,046,550       0.7
-----------------------------------------------------------------------------------------------------------------------
FOODS                            284,000      +Keebler Foods Company.......       8,069,510     10,685,500       1.2
-----------------------------------------------------------------------------------------------------------------------
FOREIGN--CANADA*                 329,000      Teleglobe Inc.(12) ..........       8,899,447     11,844,000       1.4
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                                  SHARES                                                         VALUE       PERCENT OF
INDUSTRY                            HELD                 STOCKS                    COST        (NOTE 1A)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
FOREIGN--FINLAND*                 44,300      Nokia Oyj (Class A)(3).......    $  4,067,131   $  5,389,189       0.6%
                                  68,900      UPM-Kymmene Oyj(9)...........       1,792,427      1,919,710       0.2
                                                                               ------------   ------------     -----
                                                                                  5,859,558      7,308,899       0.8
-----------------------------------------------------------------------------------------------------------------------
FOREIGN--FRANCE*                  13,600      Cap Gemini S.A.(6)...........       2,074,497      2,182,833       0.2
                                  85,800      +STMicroelectronics N.V. (NY
                                                Registered Shares)(11).....       7,353,767      6,697,763       0.8
                                                                               ------------   ------------     -----
                                                                                  9,428,264      8,880,596       1.0
-----------------------------------------------------------------------------------------------------------------------
FOREIGN--IRELAND*                107,000      Bank of Ireland(1)...........       1,958,889      2,343,624       0.3
-----------------------------------------------------------------------------------------------------------------------
FOREIGN--SINGAPORE*               65,200      +Flextronics International
                                                Ltd.(5) ...................       4,559,214      5,574,600       0.6
-----------------------------------------------------------------------------------------------------------------------
FOREIGN--SWEDEN*                 410,200      Telefonaktiebolaget LM
                                                Ericsson(ADR)**(12)........      10,417,546      9,793,525       1.1
-----------------------------------------------------------------------------------------------------------------------
FOREIGN--SWITZERLAND*              4,196      Novartis AG (Registered
                                                Shares)(4).................       7,827,654      8,254,426       1.0
-----------------------------------------------------------------------------------------------------------------------
FOREIGN--UNITED KINGDOM*         219,052      Diageo PLC (ADR)**(2)........      10,470,181     10,131,155       1.2
                                 197,500      Bank of Scotland(1)..........       1,921,536      2,355,074       0.3
                                 471,400      British Petroleum Company
                                                PLC(8).....................       6,720,536      7,036,268       0.8
                                 125,200      Glaxo Wellcome PLC(10).......       3,960,692      4,305,992       0.5
                                 171,600      Shell Transport & Trading
                                                Company (ADR)**(7).........       6,304,196      6,381,375       0.7
                                 102,400      Zeneca Group PLC(4)..........       4,050,536      4,456,789       0.5
                                                                               ------------   ------------     -----
                                                                                 33,427,677     34,666,653       4.0
-----------------------------------------------------------------------------------------------------------------------
HARDWARE & TOOLS                 204,900      The Black & Decker
                                                Corporation................       8,137,206     11,487,206       1.3
-----------------------------------------------------------------------------------------------------------------------
INSTRUMENTS--SCIENTIFIC          135,600      Millipore Corporation........       2,888,571      3,856,125       0.5
-----------------------------------------------------------------------------------------------------------------------
INSURANCE                        150,100      Allmerica Financial
                                                Corporation................       9,440,302      8,687,037       1.0
                                 237,600      The Equitable Companies
                                                Incorporated...............      12,625,833     13,751,100       1.6
                                 187,000      UNUM Corporation.............       6,725,726     10,916,125       1.3
                                                                               ------------   ------------     -----
                                                                                 28,791,861     33,354,262       3.9
-----------------------------------------------------------------------------------------------------------------------
MACHINERY                         62,400      Case Corporation.............       1,669,248      1,361,100       0.2
                                 274,700      Ingersoll-Rand Company.......       8,261,132     12,893,731       1.5
                                                                               ------------   ------------     -----
                                                                                  9,930,380     14,254,831       1.7
-----------------------------------------------------------------------------------------------------------------------
MANUFACTURING                    215,600      Tyco International Ltd. .....      11,149,255     16,264,325       1.9
-----------------------------------------------------------------------------------------------------------------------
MEDICAL                          187,000      Beckman Coulter Inc. ........      11,178,860     10,144,750       1.2
-----------------------------------------------------------------------------------------------------------------------
MEDICAL SERVICES                 292,068      +HEALTHSOUTH Corporation.....       6,259,368      4,508,800       0.5
-----------------------------------------------------------------------------------------------------------------------
MEDICAL TECHNOLOGY               117,850      Johnson & Johnson............       9,521,595      9,884,669       1.1
-----------------------------------------------------------------------------------------------------------------------
METALS                            40,450      Aluminum Co. of America......       3,137,409      3,016,053       0.4
-----------------------------------------------------------------------------------------------------------------------
NATURAL GAS                      410,400      El Paso Energy Corporation...      10,461,716     14,287,050       1.7
-----------------------------------------------------------------------------------------------------------------------
NETWORKING                       177,200      +3Com Corporation............       7,225,923      7,940,775       0.9
-----------------------------------------------------------------------------------------------------------------------
OIL & GAS PRODUCERS              252,500      Enron Corporation............      11,205,557     14,408,281       1.7
-----------------------------------------------------------------------------------------------------------------------
OIL--INTEGRATED                   79,500      Mobil Corporation............       6,226,352      6,926,438       0.8
-----------------------------------------------------------------------------------------------------------------------
OIL SERVICES                     118,800      Schlumberger Limited.........       6,860,138      5,479,650       0.6
-----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS          140,600      Kimberly-Clark Corporation...       6,682,782      7,662,700       0.9
-----------------------------------------------------------------------------------------------------------------------
PETROLEUM                        271,000      Unocal Corporation...........      10,503,446      7,909,813       0.9
-----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                  142,000      Bristol-Myers Squibb
                                                Company....................      13,499,186     19,001,375       2.2
                                 202,300      Warner-Lambert Company.......       9,647,013     15,210,431       1.8
                                                                               ------------   ------------     -----
                                                                                 23,146,199     34,211,806       4.0
-----------------------------------------------------------------------------------------------------------------------
PRINTING/PUBLISHING              373,000      +World Color Press, Inc. ....      11,602,841     11,353,188       1.3
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                                  SHARES                                                         VALUE       PERCENT OF
INDUSTRY                            HELD                 STOCKS                    COST        (NOTE 1A)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
RADIO & TELEVISION               570,300      +Capstar Broadcasting
                                                Corporation (Class A)......    $ 10,835,700   $ 13,045,612       1.5%
-----------------------------------------------------------------------------------------------------------------------
RAILROADS                        344,400      Burlington Northern Santa Fe
                                                Corp. .....................      10,692,933     11,623,500       1.4
-----------------------------------------------------------------------------------------------------------------------
RETAIL                           197,500      Safeway Inc. ................       6,156,977     12,035,156       1.4
                                 164,100      Wal-Mart Stores, Inc. .......       6,785,630     13,363,894       1.5
                                                                               ------------   ------------     -----
                                                                                 12,942,607     25,399,050       2.9
-----------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY                 300,000      Lowe's Companies, Inc. ......      10,809,478     15,356,250       1.8
                                 361,800      Rite Aid Corporation.........       6,427,100     17,931,713       2.1
                                                                               ------------   ------------     -----
                                                                                 17,236,578     33,287,963       3.9
-----------------------------------------------------------------------------------------------------------------------
SAVINGS & LOAN ASSOCIATIONS      397,000      GreenPoint Financial
                                                Corp. .....................      15,934,733     13,944,625       1.6
-----------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS                   249,900      Motorola, Inc. ..............      13,397,192     15,259,519       1.8
-----------------------------------------------------------------------------------------------------------------------
SERVICES                         162,400      +Quintiles Transnational
                                                Corp. .....................       7,568,840      8,657,950       1.0
-----------------------------------------------------------------------------------------------------------------------
SOFTWARE                         178,100      BMC Software, Inc. ..........       3,346,585      7,936,581       0.9
                                  48,650      +Microsoft Corporation.......       5,689,562      6,741,066       0.8
                                                                               ------------   ------------     -----
                                                                                  9,036,147     14,677,647       1.7
-----------------------------------------------------------------------------------------------------------------------
STEEL                            159,200      +Bethlehem Steel
                                                Corporation................       1,684,909      1,333,300       0.1
                                  59,000      USX-U.S. Steel Group.........       1,613,497      1,357,000       0.2
                                                                               ------------   ------------     -----
                                                                                  3,298,406      2,690,300       0.3
-----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS               223,000      GTE Corporation..............      11,366,502     15,038,562       1.7
                                 300,300      +MCI WorldCom, Inc. .........       9,271,601     21,546,525       2.5
                                 322,569      Tele-Communications, Inc.
                                                (Class A)..................       7,253,992     17,842,098       2.1
                                 767,462      +Tele-Communications TCI
                                                Ventures Group (Class A)...       7,094,315     18,083,323       2.1
                                                                               ------------   ------------     -----
                                                                                 34,986,410     72,510,508       8.4
-----------------------------------------------------------------------------------------------------------------------
TOYS                              79,600      Mattel, Inc. ................       1,843,210      1,815,875       0.2
-----------------------------------------------------------------------------------------------------------------------
UTILITIES--COMMUNICATION         256,100      Ameritech Corporation........      12,345,296     16,230,337       1.9
-----------------------------------------------------------------------------------------------------------------------
UTILITIES--ELECTRIC              176,400      Public Service Enterprise
                                                Group Incorporated.........       6,853,768      7,056,000       0.8
                                 138,500      Texas Utilities Company......       6,198,373      6,466,219       0.8
                                                                               ------------   ------------     -----
                                                                                 13,052,141     13,522,219       1.6
-----------------------------------------------------------------------------------------------------------------------
WASTE MANAGEMENT                 193,000      Waste Management, Inc. ......       8,189,493      8,998,625       1.0
-----------------------------------------------------------------------------------------------------------------------
                                              TOTAL STOCKS                      675,543,407    861,212,918      99.8
-----------------------------------------------------------------------------------------------------------------------
                                 FACE
                                AMOUNT            SHORT-TERM SECURITIES
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER***           $2,261,000      General Motors Acceptance
                                                Corp., 5.13% due
                                                1/04/1999..................       2,259,711      2,259,711       0.3
-----------------------------------------------------------------------------------------------------------------------
                                              TOTAL SHORT-TERM SECURITIES         2,259,711      2,259,711       0.3
-----------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS............    $677,803,118    863,472,629     100.1
                                                                               ============
                                              UNREALIZED DEPRECIATION ON
                                                FORWARD FOREIGN EXCHANGE
                                                CONTRACTS****..............                        (95,244)      0.0
                                              LIABILITIES IN EXCESS OF
                                                OTHER ASSETS...............                       (480,308)     (0.1)
                                                                                              ------------     -----
                                              NET ASSETS...................                   $862,897,077     100.0%
                                                                                              ============     =====
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONCLUDED)
--------------------------------------------------------------------------------

* Corresponding industry groups for foreign securities:

  (1) Banking

  (2) Beverages

  (3) Communications Equipment

  (4) Drugs

  (5) Electronics Components

  (6) Information Processing

  (7) Oil--Integrated

  (8) Oil--Related

  (9) Paper & Forest Products

 (10) Pharmaceuticals

 (11) Semiconductors

 (12) Telecommunications

** American Depositary Receipts (ADR).

*** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

**** Forward foreign exchange contracts as of December 31, 1998 were as follows:

-------------------------------------------------
                                     UNREALIZED
                                    APPRECIATION
    FOREIGN                        (DEPRECIATION)
 CURRENCY SOLD   EXPIRATION DATE     (NOTE 1B)
-------------------------------------------------
C$   16,300,000  February 1999        $(88,009)
L    13,500,000   January 1999         (62,708)
L     3,300,000  February 1999          55,473
-------------------------------------------------
TOTAL UNREALIZED DEPRECIATION ON FORWARD FOREIGN
EXCHANGE CONTRACTS--NET (US$
COMMITMENT--$38,455,045)
                                      $(95,244)
                                      ========
-------------------------------------------------

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$677,803,118) (Note
  1a).......................................................             $863,472,629
Cash........................................................                      826
Receivables:
  Dividends.................................................  $722,439
  Capital shares sold.......................................    13,752        736,191
                                                              --------
Prepaid expenses and other assets...........................                   57,492
                                                                         ------------
Total assets................................................              864,267,138
                                                                         ------------
-------------------------------------------------------------------------------------
LIABILITIES:
Unrealized depreciation on forward foreign exchange
  contracts (Note 1b).......................................                   95,244
Payables:
  Capital shares redeemed...................................   835,276
  Investment adviser (Note 2)...............................   305,142      1,140,418
                                                              --------
Accrued expenses and other liabilities......................                  134,399
                                                                         ------------
Total liabilities...........................................                1,370,061
                                                                         ------------
-------------------------------------------------------------------------------------
NET ASSETS..................................................             $862,897,077
                                                                         ============
-------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000
  shares authorized+........................................             $  2,263,398
Paid-in capital in excess of par............................              587,325,449
Undistributed investment income--net........................                7,715,643
Undistributed realized capital gains on investments and
  foreign currency transactions--net........................               80,017,868
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................              185,574,719
                                                                         ------------
NET ASSETS..................................................             $862,897,077
                                                                         ============
-------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $862,897,077 and 22,633,976
  shares outstanding........................................             $      38.12
                                                                         ============
-------------------------------------------------------------------------------------

   + The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1D & 1E):
Dividends (net of $232,247 foreign withholding tax).........                $ 10,360,399
Interest and discount earned................................                   1,902,504
Other income................................................                     184,756
                                                                            ------------
Total income................................................                  12,447,659
                                                                            ------------
----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $ 3,758,987
Accounting services (Note 2)................................      170,271
Printing and shareholder reports............................      104,394
Custodian fees..............................................       87,606
Professional fees...........................................       58,183
Directors' fees and expenses................................       19,230
Transfer agent fees (Note 2)................................        5,127
Pricing services............................................        2,559
Other.......................................................        9,933
                                                              -----------
Total expenses..............................................                   4,216,290
                                                                            ------------
Investment income--net......................................                   8,231,369
                                                                            ------------
----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET (NOTES 1b, 1c, 1e & 3):
Realized gain (loss) from:
  Investments--net..........................................   81,220,643
  Foreign currency transactions--net........................     (508,259)    80,712,384
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   36,328,354
  Foreign currency transactions--net........................     (102,254)    36,226,100
                                                              -----------   ------------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................                 116,938,484
                                                                            ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $125,169,853
                                                                            ============
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                              -----------------------------
             INCREASE (DECREASE) IN NET ASSETS:                   1998             1997
-------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $   8,231,369    $  9,621,453
Realized gain on investments and foreign currency
  transactions--net.........................................     80,712,384     113,655,662
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........     36,226,100      50,541,550
                                                              -------------    ------------
Net increase in net assets resulting from operations........    125,169,853     173,818,665
                                                              -------------    ------------
-------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1F):
Investment income--net:
  Class A...................................................     (8,061,972)     (5,217,029)
Realized gain on investments--net:
  Class A...................................................   (115,958,721)    (37,207,312)
                                                              -------------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................   (124,020,693)    (42,424,341)
                                                              -------------    ------------
-------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net decrease in net assets derived from capital share
  transactions..............................................    (13,316,065)    (50,605,570)
                                                              -------------    ------------
-------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................    (12,166,905)     80,788,754
Beginning of year...........................................    875,063,982     794,275,228
                                                              -------------    ------------
End of year*................................................  $ 862,897,077    $875,063,982
                                                              =============    ============
-------------------------------------------------------------------------------------------
* Undistributed investment income--net (Note 1g)............  $   7,715,643    $  8,054,505
                                                              =============    ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                      CLASS A+
FINANCIAL STATEMENTS.                                     -----------------------------------------------------------
                                                                        FOR THE YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                       1998         1997        1996        1995        1994
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................        $  38.42     $  32.83    $  32.76    $  27.74    $  29.02
                                                            --------     --------    --------    --------    --------
Investment income--net..............................             .34          .41         .58         .58         .38
Realized and unrealized gain (loss) on investments
  and foreign currency transactions--net............            4.80         6.94        4.44        5.48        (.74)
                                                            --------     --------    --------    --------    --------
Total from investment operations....................            5.14         7.35        5.02        6.06        (.36)
                                                            --------     --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net............................            (.35)        (.22)       (.66)       (.45)       (.25)
  Realized gain on investments--net.................           (5.09)       (1.54)      (4.29)       (.59)       (.67)
                                                            --------     --------    --------    --------    --------
Total dividends and distributions...................           (5.44)       (1.76)      (4.95)      (1.04)       (.92)
                                                            --------     --------    --------    --------    --------
Net asset value, end of year........................        $  38.12     $  38.42    $  32.83    $  32.76    $  27.74
                                                            ========     ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share..................          15.58%       23.70%      17.90%      22.61%      (1.20%)
                                                            ========     ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses............................................            .49%         .48%        .49%        .51%        .54%
                                                            ========     ========    ========    ========    ========
Investment income--net..............................            .95%        1.16%       1.89%       1.94%       1.39%
                                                            ========     ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)..............        $862,897     $875,064    $794,275    $644,551    $464,360
                                                            ========     ========    ========    ========    ========
Portfolio turnover..................................         100.29%      100.08%      88.30%     140.32%      60.57%
                                                            ========     ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------

   * Total investment returns exclude insurance-related fees and expenses.

   + Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Quality Equity Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

  Written options are non-income producing investments.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

--------------------------------------------------------------------------------

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $508,259 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds.

  For such services, the Fund pays a monthly fee at the following annual rates:
0.500% of the Fund's average daily net assets not exceeding $250 million; 0.450% of average daily net assets in excess of $250 million but not exceeding $300 million; 0.425% of average daily net assets in excess of $300 million but not exceeding $400 million; and 0.400% of average daily net assets in excess of $400 million.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $196,521 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1998 were $832,942,405 and $945,144,595, respectively.

  Net realized gains (losses) for the year ended December 31, 1998 and net unrealized gains (losses) as of December 31, 1998 were as follows:

----------------------------------------------------------------------
                                          Realized        Unrealized
                                       Gains (Losses)   Gains (Losses)
----------------------------------------------------------------------
Long-term investments................   $81,221,108      $185,669,511
Short-term investments...............          (465)               --
Forward foreign exchange contracts...      (425,514)          (95,244)
Foreign currency transactions........       (82,745)              452
                                        -----------      ------------
Total................................   $80,712,384      $185,574,719
                                        ===========      ============
----------------------------------------------------------------------

  At December 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $185,669,511, of which $200,941,344 related to appreciated securities and $15,271,833 related to depreciated securities. At December 31, 1998, the aggregate cost of investments for Federal income tax purposes was $677,803,118.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions were $13,316,065 and $50,605,570 for the years ended December 31, 1998 and December 31, 1997, respectively.

--------------------------------------------------------------------------------

  Transactions in capital shares were as follows:
---------------------------------------------------------

Class A Shares for the Year Ended                      Dollar
December 31, 1998                        Shares        Amount
-----------------------------------------------------------------
Shares sold..........................     384,573   $  13,339,188
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   3,754,789     124,020,693
                                       ----------   -------------
Total issued.........................   4,139,362     137,359,881
Shares redeemed......................  (4,278,868)   (150,675,946)
                                       ----------   -------------
Net decrease.........................    (139,506)  $ (13,316,065)
                                       ==========   =============
-----------------------------------------------------------------

---------------------------------------------------------

Class A Shares for the Year Ended                      Dollar
December 31, 1997                        Shares        Amount
-----------------------------------------------------------------
Shares sold..........................     762,740   $  26,562,888
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   1,378,757      42,424,341
                                       ----------   -------------
Total issued.........................   2,141,497      68,987,229
Shares redeemed......................  (3,562,259)   (119,592,799)
                                       ----------   -------------
Net decrease.........................  (1,420,762)  $ (50,605,570)
                                       ==========   =============
-----------------------------------------------------------------

5. SUBSEQUENT EVENT:

On January 4, 1999, the Company's Board of Directors declared an ordinary income dividend in the amount of $.341407 per Class A Share and a long-term capital gains distribution in the amount of $3.535300 per Class A Share payable on January 11, 1999 to shareholders of record as of December 31, 1998.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
QUALITY EQUITY FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Quality Equity Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Quality Equity Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 10, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
DECEMBER 31, 1998--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the year ended December 31, 1998, the Reserve Assets Fund's Class A Shares had a net annualized yield of 4.96%.* For the six-month period ended December 31, 1998, the Reserve Assets Fund's Class A Shares had a net annualized yield of 4.89%.* The Fund's Class A Shares' 7-day yield as of December 31, 1998 was 4.95%. The average portfolio maturity was 69 days at December 31, 1998, compared to 76 days at June 30, 1998.

THE ENVIRONMENT

  During 1998, stock and bond market volatility reflected shifting investor perceptions regarding global economic prospects. Investor optimism early in the year gave way to expectations of deteriorating corporate profits and signs of a weakening economy by late summer. Further concerns arose from the precarious state of the Russian and other emerging market economies. As a result, world stock markets declined in the July-September period. At the same time, the uncertain economic picture and the resulting flight to quality by investors pushed the 30-year US Treasury bond to record low yields. Yields also declined in sovereign bond markets of other major industrialized countries. In contrast, corporate bonds, mortgage-backed securities and emerging markets debt underperformed US Treasury securities by a wide margin.

  The US Federal Reserve Board and other central banks responded to the uncertain economic outlook through a series of monetary policy easings that served to restore investor confidence as 1998 drew toward a close. Stock markets around the world rallied, with total returns for the unmanaged Standard & Poor's 500 Index rising 21.3% and the unmanaged Morgan Stanley Capital International World Index (Ex-US) increasing 20.5% during the fourth quarter of 1998. However, as 1999 began, uncertainty regarding global economic prospects again began to cloud the investment outlook. At the same time, with stronger-than-expected economic results, prospects dimmed for further Federal Reserve Board monetary policy easings in the near future. The notable exception to the more subdued investment outlook in the United States was the unprecedented popularity of Internet-related stocks.

  The weakening of the US dollar relative to the Japanese yen was one of the year's more surprising developments. Since a stronger yen would have a negative impact on the important export sector of Japan's fragile economy, the Japanese central bank intervened in the currency markets in January. For the overall global economy, the deepening recession in Japan is of great concern. At the same time, the difficulties in emerging economies such as Russia and Brazil remain. Further progress in easing strains within the global financial system would likely provide an important element of stability to the volatile investment environment.

PORTFOLIO MATTERS

  For the year ended December 31, 1998, the Fund maintained an average life ranging from a low of 65 days to a high of 88 days. Throughout most of the year, the Fund maintained an average life toward the higher end of the allowed band. During the 12-month period, short-term interest rates rallied over 100 basis points (1.00%).

  Our constructive investment strategy that we implemented in early 1998 was based primarily on the growing crisis in the overseas markets. Despite a relatively strong domestic economy, we firmly believed that the Federal Reserve Board would give precedence to the economic turmoil that occurred in Asia and eventually spread to Russia. We took advantage of this situation by maintaining the Fund's average life toward the higher end of our investment horizon. This strategy proved to be effective as the Federal Reserve Board cut interest rates in September, in mid-October, and again in mid-November for a total of 75 basis points.

  Looking ahead, we believe that monetary policy will be driven more by economic data than by global market considerations. While the economic picture is not completely clear at present, we believe the economy is more likely to weaken rather than strengthen in 1999.

---------------

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

--------------------------------------------------------------------------------

  The Fund's composition at the end of December and as of our last report to shareholders is detailed below.

-------------------------------------------------------
              Issue                12/31/98    6/30/98
-------------------------------------------------------
Bank Notes.......................    13.1%       15.0%
Certificates of Deposit..........      --         1.1
Certificates of
  Deposit--Yankee................      --         2.0
Commercial Paper.................    34.5        45.0
Corporate Notes..................    24.7        15.2
Funding Agreements...............     4.7         4.5
Repurchase Agreements............     3.0          --
US Government, Agency &
  Instrumentality
  Obligations--Discount..........     6.6         0.5
US Government, Agency &
  Instrumentality
  Obligations--Non-Discount......    12.9        16.8
Other Assets Less Liabilities....     0.5          --
Liabilities in Excess of Other
  Assets.........................      --        (0.1)
                                    -----       -----
Total............................   100.0%      100.0%
                                    =====       =====
-------------------------------------------------------

IN CONCLUSION

  We appreciate your investment in Reserve Assets Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook with you in our next report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Jacqueline Rogers
Jacqueline Rogers
Vice President and Portfolio Manager

February 5, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                 FACE                                                   INTEREST   MATURITY     VALUE
                                AMOUNT                         ISSUE                     RATE*       DATE     (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------
BANK NOTES--13.1%             $  200,000      American Express Centurion Bank+........   5.511%     3/19/99  $   200,000
                                 100,000      Comerica Bank+..........................   5.531      2/02/99       99,997
                                 100,000      Comerica Bank+..........................   5.457      2/09/99       99,995
                                 100,000      FCC National Bank.......................   5.65       3/03/99       99,908
                                 200,000      First National Bank of Chicago..........   5.52...    2/16/99      199,742
                                 200,000      First Tennessee Bank N.A. ..............   5.82       4/30/99      200,392
                                 100,000      First USA Bank, N.A. ...................   6.50      12/23/99      101,277
                                 100,000      First Union National Bank+..............   4.91       8/30/99      100,000
                                 200,000      First Union National Bank+..............   4.71       9/01/99      200,000
                                 100,000      Huntington National Bank+...............   5.451      1/20/99       99,998
                                 100,000      LaSalle National Bank...................   5.55       2/05/99       99,943
                                 400,000      LaSalle National Bank...................   5.55       2/08/99      400,153
                                 100,000      LaSalle National Bank...................   5.55       2/22/99       99,932
                                 500,000      PNC Bank N.A.+..........................   4.82       1/29/99      499,976
                                 300,000      PNC Bank N.A.+..........................   5.235     11/03/99      299,805
------------------------------------------------------------------------------------------------------------------------
                                              TOTAL BANK NOTES (COST--$2,801,104)                              2,801,118
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--34.5%          378,000      Apreco, Inc. ...........................   5.13       3/15/99      374,369
                                 250,000      Asset Securitization Cooperative
                                                Corp. ................................   5.20       3/01/99      247,970
                                 250,000      Asset Securitization Cooperative
                                                Corp. ................................   5.15       3/05/99      247,942
                                 289,000      Atlantis One Funding Corp. .............   5.45       2/11/99      287,368
                                 250,000      Atlantis One Funding Corp. .............   5.35       3/15/99      247,599
                                 500,000      Atlantis One Funding Corp. .............   5.30       4/30/99      491,993
                                 250,000      Bankers Trust New York Corporation......   5.50       1/15/99      249,545
                                 250,000      CS First Boston Inc. ...................   5.50       2/16/99      248,402
                                 250,000      Countrywide Home Loans, Inc. ...........   5.30       2/11/99      248,601
                                 250,000      Edison Asset Securitization, LLC........   5.40       3/19/99      247,461
                                 275,000      Eureka Securitization Inc. .............   5.40       2/12/99      273,406
                                 500,000      Finova Capital Corp. ...................   5.53       2/04/99      497,696
                                 150,000      General Electric Capital Corp. .........   5.47       2/18/99      148,997
                                  91,000      General Motors Acceptance Corp. ........   5.49       1/26/99       90,691
                                 400,000      Greyhawk Capital Corp. .................   5.12       2/12/99      397,682
                                 292,000      Greyhawk Capital Corp. .................   5.41       2/12/99      290,308
                                 250,000      Greyhawk Capital Corp. .................   5.32       2/18/99      248,328
                                 564,000      International Securitization Corp. .....   5.30       2/22/99      559,893
                                 250,000      Knight-Ridder, Inc. ....................   5.15       4/20/99      246,342
                                 573,000      Lehman Brothers Holdings Inc. ..........   5.50       2/25/99      567,943
                                 250,000      Mont Blanc Capital Corp. ...............   5.35       1/26/99      249,152
                                 100,000      Mont Blanc Capital Corp. ...............   5.28       2/03/99       99,560
                                 100,000      Morgan Stanley, Dean Witter & Co. ......   5.52       2/08/99      100,000
                                 100,000      Westdeutsche Landesbank Girozentrale....   5.20       2/25/99       99,227
                                 300,000      Windmill Funding Corp. .................   5.18       3/24/99      296,748
                                 300,000      Windmill Funding Corp. .................   5.19       3/24/99      296,748
------------------------------------------------------------------------------------------------------------------------
                                              TOTAL COMMERCIAL PAPER (COST--$7,352,844)                        7,353,971
------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES--24.7%         1,000,000      Abbey National Treasury Services Plc+...   4.83       8/17/99      999,513
                                 100,000      Associates Corp. of North America+......   6.75       6/28/99      100,647
                                 100,000      Associates Corp. of North America.......   6.625      7/15/99      100,756
                                 100,000      Associates Corp. of North America+......   6.75      10/15/99      101,192
                                 100,000      Beneficial Corp.+.......................   8.375     12/29/99      102,950
                                 100,000      The CIT Group Holdings, Inc.+...........   4.89       1/12/99       99,999
                                 100,000      The CIT Group Holdings, Inc.+...........   6.25       3/22/99      100,235
                                 250,000      The CIT Group Holdings, Inc.+...........   4.79       6/28/99      249,905
                                 100,000      Chase Manhattan Corp.+..................   5.16       3/25/99       99,998
                                 200,000      General Electric Capital Corp.+.........   4.82       6/03/99      199,960
                                 200,000      General Motors Acceptance Corp.+........   7.375      5/26/99      201,660
                                 100,000      General Motors Acceptance Corp.+........   5.315      6/04/99       99,999
                                 100,000      General Motors Acceptance Corp.+........   6.55       6/04/99      100,535
                                 100,000      General Motors Acceptance Corp.+........   7.375      6/09/99      100,896
                                 200,000      General Motors Acceptance Corp.+........   8.625      6/15/99      202,932

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONCLUDED)
--------------------------------------------------------------------------------

                                 FACE                                                   INTEREST   MATURITY     VALUE
                                AMOUNT                         ISSUE                     RATE*       DATE     (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES               $  100,000      General Motors Acceptance Corp.+........   5.411%    12/01/00  $   100,000
(CONCLUDED)                      100,000      General Motors Acceptance Corp.+........   5.28       2/27/01       99,970
                                 100,000      Goldman Sachs Group, L.P.+..............   5.348      1/12/00       99,900
                                 250,000      IBM Credit Corp.+.......................   6.625      4/19/99      251,035
                                 250,000      Liberty Lighthouse US Capital Co.
                                                LLC+..................................   5.30      10/08/99      249,945
                                 100,000      Morgan Stanley, Dean Witter & Co.+......   5.298      1/15/99      100,000
                                   3,513      Premier Auto Trust 1998-3++.............   5.62       2/08/99        3,513
                               1,000,000      Restructured Asset Securities with
                                                Enhanced Returns, Series
                                                1998-MM-7-1+..........................   5.534      8/13/99    1,000,000
                                 500,000      Toyota Motor Credit Corp.+..............   5.545      9/23/99      499,544
------------------------------------------------------------------------------------------------------------------------
                                              TOTAL CORPORATE NOTES (COST--$5,263,153)                         5,265,084
------------------------------------------------------------------------------------------------------------------------
FUNDING AGREEMENTS--4.7%....   1,000,000      Jackson National Life Insurance Co.+....   5.567      5/03/99    1,000,000
------------------------------------------------------------------------------------------------------------------------
                                              TOTAL FUNDING AGREEMENTS (COST--$1,000,000)                      1,000,000
------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT, AGENCY &           81,000      Federal National Mortgage Association...   4.92       3/26/99       80,122
INSTRUMENTALITY                  200,000      Federal National Mortgage Association...   4.68       6/09/99      195,901
  OBLIGATIONS--
DISCOUNT--6.6%                   200,000      Federal National Mortgage Association...   4.59       7/08/99      195,139
                                 100,000      Federal National Mortgage Association...   4.54       9/09/99       96,755
                                 100,000      Student Loan Marketing Association......   4.62       6/30/99       97,674
                                 300,000      US Treasury Bills.......................   3.69       4/22/99      296,049
                                 400,000      US Treasury Bills.......................   3.80      10/14/99      386,290
                                  50,000      US Treasury Bills.......................   3.81      10/14/99       48,286
------------------------------------------------------------------------------------------------------------------------
                                              TOTAL US GOVERNMENT, AGENCY & INSTRUMENTALITY
                                              OBLIGATIONS--DISCOUNT (COST--$1,399,204)                         1,396,216
------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT, AGENCY &          100,000      Federal Home Loan Bank+.................   5.168      9/02/99       99,967
INSTRUMENTALITY                  100,000      Federal Home Loan Bank..................   5.705      3/23/00      100,080
  OBLIGATIONS--
NON-DISCOUNT--12.9%              700,000      Federal National Mortgage
                                                Association+..........................   5.028      3/03/99      699,953
                                 250,000      Federal National Mortgage
                                                Association+..........................   5.108      4/09/99      249,967
                                 560,000      Federal National Mortgage
                                                Association+..........................   4.818      5/25/99      558,804
                                 200,000      Federal National Mortgage
                                                Association+..........................   5.043      7/30/99      199,906
                                 100,000      Federal National Mortgage Association...   5.08       9/24/99      100,040
                                 200,000      Federal National Mortgage Association...   5.07      12/14/00      199,140
                                 100,000      Student Loan Marketing Association+.....   4.50       8/02/99       99,850
                                 250,000      Student Loan Marketing Association+.....   5.083      2/04/00      249,935
                                 100,000      US Treasury Notes.......................   7.125      9/30/99      101,766
                                 100,000      US Treasury Notes.......................   4.625     11/30/00      100,094
------------------------------------------------------------------------------------------------------------------------
                                              TOTAL US GOVERNMENT, AGENCY & INSTRUMENTALITY
                                              OBLIGATIONS--NON-DISCOUNT (COST--$2,759,551)                     2,759,502
------------------------------------------------------------------------------------------------------------------------
REPURCHASE                       648,000      Nomura Securities International, Inc.,
AGREEMENTS**--3.0%                            purchased on 12/31/1998 to yield 5.10%
                                                to 1/04/1999..........................                           648,000
------------------------------------------------------------------------------------------------------------------------
                                              TOTAL REPURCHASE AGREEMENTS (COST--$648,000)                       648,000
------------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS
                                              (COST--$21,223,856)--99.5%..............                        21,223,891
                                              OTHER ASSETS LESS LIABILITIES--0.5%.....                           114,235
                                                                                                             -----------
                                              NET ASSETS--100.0%......................                       $21,338,126
                                                                                                             ===========
------------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain US Government, Agency & Instrumentality Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. The interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are the rates in effect at December 31, 1998.

** Repurchase Agreements are fully collateralized by US Government Obligations.

+ Variable Rate Notes.

++ Subject to principal paydowns.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$21,223,856*) (Note
  1a).......................................................              $21,223,891
Cash........................................................                    2,037
Receivables:
  Interest..................................................  $134,784
  Capital shares sold.......................................    11,043
  Principal paydowns........................................       265        146,092
                                                              --------
Prepaid expenses and other assets...........................                    1,758
                                                                          -----------
Total assets................................................               21,373,778
                                                                          -----------
-------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Capital shares redeemed...................................    10,678
  Investment adviser (Note 2)...............................     9,793         20,471
                                                              --------
Accrued expenses and other liabilities......................                   15,181
                                                                          -----------
Total liabilities...........................................                   35,652
                                                                          -----------
-------------------------------------------------------------------------------------
NET ASSETS..................................................              $21,338,126
                                                                          ===========
-------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 500,000,000
  shares authorized+........................................              $ 2,133,809
Paid-in capital in excess of par............................               19,204,282
Unrealized appreciation on investments--net.................                       35
                                                                          -----------
NET ASSETS..................................................              $21,338,126
                                                                          ===========
-------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $21,338,126 and 21,338,090
  shares outstanding........................................              $      1.00
                                                                          ===========
-------------------------------------------------------------------------------------

* Cost for Federal income tax purposes. As of December 31, 1998, net unrealized appreciation for Federal income tax purposes amounted to $35, of which $5,523 related to appreciated securities and $5,488 related to depreciated securities.

+ The Fund is also authorized to issue 500,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1D):
Interest and discount earned................................              $1,232,951
------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $109,945
Custodian fees..............................................    13,956
Accounting services (Note 2)................................     6,448
Professional fees...........................................     5,876
Printing and shareholder reports............................     5,752
Transfer agent fees (Note 2)................................     5,116
Directors' fees and expenses................................       502
Other.......................................................     1,604
                                                              --------
Total expenses..............................................                 149,199
                                                                          ----------
Investment income--net......................................               1,083,752
                                                                          ----------
------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET (NOTE
  1D):
Realized gain on investments--net...........................                   6,717
Change in unrealized appreciation on investments--net.......                    (453)
                                                                          ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........              $1,090,016
                                                                          ==========
------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        FOR THE YEAR
                                                                     ENDED DECEMBER 31,
                                                                ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                  1998            1997
--------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $  1,083,752    $  1,081,759
Realized gain on investments--net...........................           6,717           1,873
Change in unrealized appreciation/depreciation on
  investments--net..........................................            (453)            740
                                                                ------------    ------------
Net increase in net assets resulting from operations........       1,090,016       1,084,372
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1e):
Investment income--net:
  Class A...................................................      (1,083,752)     (1,081,759)
Realized capital gain on investments--net:
  Class A...................................................          (6,717)         (1,873)
                                                                ------------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................      (1,090,469)     (1,083,632)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
CLASS A CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from sale of shares............................       9,448,388       8,423,689
Net asset value of shares issued to shareholders in
  reinvestment of dividends and distributions (Note 1e).....       1,090,589       1,083,837
                                                                ------------    ------------
                                                                  10,538,977       9,507,526
Cost of shares redeemed.....................................     (10,302,620)    (11,291,415)
                                                                ------------    ------------
Net increase (decrease) in net assets derived from capital
  share transactions........................................         236,357      (1,783,889)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................         235,904      (1,783,149)
Beginning of year...........................................      21,102,222      22,885,371
                                                                ------------    ------------
End of year.................................................    $ 21,338,126    $ 21,102,222
                                                                ============    ============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM                        CLASS A
INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.               ---------------------------------------------------
                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                                ---------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                          1998       1997       1996       1995       1994
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................   $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                                                -------    -------    -------    -------    -------
Investment income--net.......................................     .0496      .0506      .0501      .0543      .0371
Realized and unrealized gain (loss) on investments--net......     .0003      .0001     (.0005)     .0018     (.0009)
                                                                -------    -------    -------    -------    -------
Total from investment operations.............................     .0499      .0507      .0496      .0561      .0362
                                                                -------    -------    -------    -------    -------
Less dividends and distributions:
  Investment income--net.....................................    (.0496)    (.0506)    (.0501)    (.0543)    (.0362)
  Realized gain on investments--net..........................    (.0003)    (.0001)    (.0001)    (.0004)        --+
                                                                -------    -------    -------    -------    -------
Total dividends and distributions............................    (.0499)    (.0507)    (.0502)    (.0547)    (.0362)
                                                                -------    -------    -------    -------    -------
Net asset value, end of year.................................   $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                                                =======    =======    =======    =======    =======
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share...........................     5.10%      5.19%      5.13%      5.61%      3.79%
                                                                =======    =======    =======    =======    =======
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.....................................................      .68%       .62%       .61%       .61%       .65%
                                                                =======    =======    =======    =======    =======
Investment income and realized gain on investments--net......     4.96%      5.06%      4.96%      5.47%      3.75%
                                                                =======    =======    =======    =======    =======
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).......................   $21,338    $21,102    $22,885    $25,550    $32,196
                                                                =======    =======    =======    =======    =======
-------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses.

+ Amount is less than $.0001 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Reserve Assets Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Company's Board of Directors.

  (b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Dividends and distributions--The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and back-up withholding tax) in additional shares of beneficial interest at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the following annual rates: 0.500% of the Fund's average daily net assets not exceeding $500 million; 0.425% of average daily net assets in excess of $500 million but not exceeding $750 million; 0.375% of average daily net assets in excess of $750 million but not exceeding $1 billion; 0.350% of average daily net assets in excess of $1 billion but not exceeding $1.5 billion; 0.325% of average daily net assets in excess of $1.5 billion but not exceeding $2 billion; 0.300% of average daily net assets in excess of $2 billion but not exceeding $2.5 billion and 0.275% of average daily net assets in excess of $2.5 billion.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the

--------------------------------------------------------------------------------

Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. CAPITAL SHARE TRANSACTIONS:

The number of shares sold and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets with respect to net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

--------------------------------------------------------------------------------

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
RESERVE ASSETS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Reserve Assets Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Reserve Assets Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 10, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
DECEMBER 31, 1998--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

THE ENVIRONMENT

  During 1998, stock and bond market volatility reflected shifting investor perceptions regarding global economic prospects. Investor optimism early in the year gave way to expectations of deteriorating corporate profits and signs of a weakening economy by late summer. Further concerns arose from the precarious state of the Russian and other emerging market economies. As a result, world stock markets declined in the July--September period. At the same time, the uncertain economic picture and the resulting flight to quality by investors pushed the 30-year US Treasury bond to record low yields. Yields also declined in sovereign bond markets of other major industrialized countries. In contrast, corporate bonds, mortgage-backed securities and emerging markets debt underperformed US Treasury securities by a wide margin.

  The US Federal Reserve Board and other central banks responded to the uncertain economic outlook through a series of monetary policy easings that served to restore investor confidence as 1998 drew toward a close. Stock markets around the world rallied, with total returns for the unmanaged Standard & Poor's 500 Index (S&P 500) rising 21.3% and the unmanaged Morgan Stanley Capital International World Index (Ex-US) increasing 20.5% during the fourth quarter of 1998. However, as 1999 began, uncertainty regarding global economic prospects again began to cloud the investment outlook. At the same time, with stronger-than-expected economic results, prospects dimmed for further Federal Reserve Board monetary policy easings in the near future. The notable exception to the more subdued investment outlook in the United States was the unprecedented popularity of Internet-related stocks.

  The weakening of the US dollar relative to the Japanese yen was one of the year's more surprising developments. Since a stronger yen would have a negative impact on the important export sector of Japan's fragile economy, the Japanese central bank intervened in the currency markets in January. For the overall global economy, the deepening recession in Japan is of great concern. At the same time, the difficulties in emerging economies such as Russia and Brazil remain. Further progress in easing strains within the global financial system would likely provide an important element of stability to the volatile investment environment.

FISCAL YEAR IN REVIEW

  For the 12 months ended December 31, 1998, Special Value Focus Fund underperformed the unmanaged Russell 2000 Index. Total returns for the Fund's Class A and Class B Shares were -6.50% and -6.52%, respectively, compared to a total return of -2.55% for the unmanaged Russell 2000 Index over the same period. Sector positioning contributed positively to the Fund's full year investment results, but the weak performance of certain investments outweighed favorable positions.

  The Russell 2000 Index of small-capitalization stocks exhibited extreme volatility during the 12 months ended December 31, 1998. The Index attained an all-time high in April, then declined sharply through early October. By comparison, the decline in large-capitalization stocks was more restrained, as investors abandoned small-capitalization stocks for the perceived safety of more liquid issues. The S&P 500 Composite Index posted a total return of +28.58% for the year, surpassing the unmanaged Russell 2000 Index by more than 31 percentage points.

  The Fund's annual performance was hindered by holdings in Danka Business Systems PLC and Midway Games, Inc. Shares of Danka Business Systems PLC, a distributor of office equipment including copiers and fax machines, declined after the company experienced a slowdown in equipment sales. We added to the Fund's investment in Danka on stock price weakness, and expect financial results to improve based on cost-cutting efforts and a sales force restructuring. Shares of Midway Games, Inc., a designer and manufacturer of video games, were also weak as the company's results fell short of analysts' consensus earnings expectations for the year. We continue to hold the stock based on our expectation for improved results from upcoming product releases.

  Within the Russell 2000 Index, the energy, transportation and producer durables sectors posted declines for the year, while the technology and utilities sectors advanced. The Fund's sector positioning had a positive effect on full-year investment results. The portfolio was overweighted in the technology sector, which outperformed the benchmark index. However, the benefit was offset by investments in the economically sensitive energy and materials processing sectors. Relative to the Russell 2000 Index, the Fund's underweighting in financial services stocks benefited overall investment results.

--------------------------------------------------------------------------------

  Despite general weakness in small-capitalization issues, shares of VISX, Incorporated, the Fund's largest position, appreciated sharply during the year. The company develops and markets proprietary technologies and systems for laser vision correction. Shares of VISX appreciated nearly 300% during the year based on strong growth in laser procedures and the settlement of a long-standing legal dispute. We significantly reduced the Fund's holdings in VISX, as the shares surpassed our valuation target. Shares of Micro Warehouse, Inc., a catalog retailer of personal computers and software, also made a positive contribution to Fund performance. The stock appreciated sharply as earnings benefited from a corporate restructuring, and Internet-based sales accelerated.

  As small-capitalization stocks faltered during the year, we actively accumulated investments where we believed the long-term earnings growth prospects were favorable. Severe price declines in our universe of small-capitalization stocks provided ample opportunities to increase existing positions and acquire new investments at attractive absolute valuation levels. At the same time, we reduced the Fund's exposure to cyclical stocks and increased exposure to interest rate-sensitive industries, including housing, insurance and real estate investment trusts.

PORTFOLIO MATTERS

  After declining sharply through the end of September, the Russell 2000 Index of small-capitalization stocks recovered sharply in the final weeks of 1998. The Index bottomed on October 8, then rose 36% off its low. Special Value Focus Fund's performance paralleled the benchmark index for the final three months of the year. However, the small-cap rally late in the fourth quarter did not fully erase the year's decline.

  Individual stocks that contributed most to the Fund's results in the December quarter included some of the same issues that most hindered performance in the previous quarter. The shares of Structural Dynamics Research Corporation, a provider of design automation tools to the auto and aerospace industries, declined sharply in the September quarter following the launch of a new product by the company's primary competitor. We increased the Fund's position based on the stock price weakness and our belief that the shares provided a compelling risk/reward profile. The share price then recovered sharply in the December quarter, rising 76% as investors assessed the competition and regained confidence in the earnings outlook.

  CHS Electronics, Inc., an international distributor of microcomputers and related products, also exhibited stock price weakness in the third quarter on investors' fears about slowing demand for personal computers and softer sales to Latin American markets. The pullback provided an opportunity to increase the Fund's position at attractive prices, and the shares more than doubled off their October lows. The sharp recovery, combined with the large size of the position, made CHS Electronics, Inc. a primary contributor to Fund performance in the period.

  Significant changes to the Fund's portfolio included increases to positions in real estate investment trusts, healthcare and insurance stocks, and reductions in software, contract manufacturing and computer storage stocks. The Fund's technology holdings appreciated 40% in the quarter but, through sales of selected stocks, the Fund's overall technology exposure held at the previous quarter-end level of approximately 26% of net assets. One notable deletion was the sale of Storage Technology Corp., a provider of computer tape and disc storage devices. Shares of Storage Technology Corp. reached our price target following news of an agreement to manufacture storage products for Dell Computer Corp.

IN CONCLUSION

  The performance gap between small- and large-cap stocks has rarely been wider than in 1998, when the total return provided by the Russell 2000 Index trailed that of the S&P 500 by more than 31 percentage points. Despite the underperformance of small-capitalization stocks, we believe that investors should have representation in this asset class. In the past, periods of prolonged small-capitalization underperformance have preceded some of the most powerful rallies. We believe that the disparity between small-capitalization and large-capitalization stock valuations is unsustainable, particularly given the favorable earnings growth prospects for smaller companies. Over the long term, share prices tend to follow earnings, and price-to-earnings multiples relative to large-capitalization stocks currently favor small-capitalization stocks by a wide margin compared to historical averages.

--------------------------------------------------------------------------------

  We thank you for your continued investment in Special Value Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Daniel V. Szemis
Daniel V. Szemis
Senior Vice President and Co-Portfolio Manager

/s/ R. Elise Baum
R. Elise Baum
Vice President and Co-Portfolio Manager

February 5, 1999

 .......................................................................
MERRILL LYNCH VARIABLE SERIRS FUNDS, INC.-- SPECIAL VALUE FOCUS FUND TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A AND CLASS B SHARES
 .......................................................................

Special Value Focus Fund


Total Return Based on a $10, 000 Investment-Class A and Class B  Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Russell 2000 Small Stock Index. Beginning and ending values are:

                                     12/88                12/98
                                     -----                -----
Special Value Focus Fund+--
Class A Shares*                    $10,000               $27,393
Russell 2000 Small Stock Index++   $10,000               $33,716


A line graph depicting the growth of an investment in the Fund's
Class B Shares compared to growth of an investment in the Russell
2000 Small Stock Index. Beg inning and ending values are:

                                    10/23/97++            12/98
                                    ----------            -----
Special Value Focus Fund+--

Class B Shares+                     $10,000              $8,304
Russell 2000 Small Stock Index++    $10,000              $9,504


*Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. ** Comencement of operations.

*Special Value Focus Fund invests primarily in common stocks of small companies and emerging growth companies regardless of size.
**This unmanaged Index is comprised of approximately 2, 000 smaller-capitalization common stocks from various industrial sectors. Past performance is not predictive of future performance.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND AVERAGE ANNUAL TOTAL RETURN-- CLASS A SHARES

-------------------------------------------------------------------------------
SPECIAL VALUE FOCUS FUND GRAPH


** Commencement of operations.

+ Special Value Focus Fund invests primarily in common stocks of small companies and emerging growth companies regardless of size.

++ This unmanaged index is comprised of approximately 2,000 smaller-capitalization common stocks from various industrial sectors.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 12/31/98                                                      - 6.50%
--------------------------------------------------------------------------------
Five Years Ended 12/31/98                                                 + 8.85
--------------------------------------------------------------------------------
Ten Years Ended 12/31/98                                                  +10.60
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS B SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 12/31/98                                                      - 6.52%
--------------------------------------------------------------------------------
Inception (10/23/97) through 12/31/98                                     -14.47
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                12 MONTH        6 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                   -6.50%          -14.82%
------------------------------------------------------------------------------------------
Class B Shares                                                   -6.52           -14.90
------------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                SHARES                                                           VALUE       PERCENT OF
SECTOR*                          HELD                COMMON STOCKS                 COST        (NOTE 1A)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
AUTO & TRANSPORTATION
-----------------------------------------------------------------------------------------------------------------------
                                  126,900    Air Express International
                                               Corporation.................    $  3,014,500   $  2,760,075       0.6%
                                  250,000    Circle International Group,
                                               Inc. .......................       6,453,195      5,062,500       1.1
                                  208,300    +Forward Air Corporation......       3,052,147      3,827,513       0.9
                                   36,000    +Gentex Corporation...........         450,857        720,000       0.2
                                  208,300    +Landair Corporation..........       1,315,580      1,536,212       0.3
                                  115,700    Meritor Automotive, Inc. .....       2,502,653      2,451,394       0.5
                                  880,300    +Miller Industries, Inc. .....       6,701,316      3,961,350       0.9
                                  217,500    Walbro Corporation............       4,191,063      1,359,375       0.3
                                                                               ------------   ------------     -----
                                                                                 27,681,311     21,678,419       4.8
-----------------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY
-----------------------------------------------------------------------------------------------------------------------
                                  950,700    +APAC TeleServices, Inc.......       7,745,793      3,594,834       0.8
                                  446,900    +Boise Cascade Office Products
                                               Corp. ......................       6,425,989      6,033,150       1.3
                                  600,300    +Caribiner International,
                                               Inc. .......................       9,911,977      5,477,738       1.2
                                  568,400    Danka Business Systems PLC
                                               (ADR)**.....................       5,237,786      2,380,175       0.5
                                  230,200    Dover Downs Entertainment,
                                               Inc. .......................       2,868,975      2,776,788       0.6
                                  161,000    +HA-LO Industries, Inc. ......       3,433,385      6,057,625       1.4
                                  715,700    Heilig-Meyers Company.........       9,893,330      4,786,244       1.1
                                  183,200    +ITI Technologies, Inc. ......       4,425,974      5,679,200       1.3
                                  167,300    +Micro Warehouse, Inc. .......       1,990,690      5,646,375       1.3
                                  742,767    +Midway Games, Inc. ..........      11,641,415      8,170,437       1.8
                                  768,900    +Paxson Communications
                                               Corporation.................       8,302,931      7,064,269       1.6
                                  256,000    +SITEL Corporation............       2,288,618        624,000       0.1
                                  218,500    +Sodak Gaming, Inc. ..........       2,634,082      1,802,625       0.4
                                  109,000    Unitog Company................       2,449,350      3,133,750       0.7
                                  289,200    +WMS Industries, Inc. ........       1,216,329      2,132,850       0.5
                                                                               ------------   ------------     -----
                                                                                 80,466,624     65,360,060      14.6
-----------------------------------------------------------------------------------------------------------------------
ENERGY
-----------------------------------------------------------------------------------------------------------------------
                                  142,400    +Barrett Resources
                                               Corporation.................       4,129,091      3,417,600       0.8
                                  312,100    +Benton Oil and Gas Company...       4,636,227        936,300       0.2
                                  176,100    +Forcenergy Inc. .............       3,946,536        462,263       0.1
                                  167,200    +Key Energy Services, Inc. ...       2,607,891        783,750       0.2
                                  198,900    +Louis Dreyfus Natural Gas
                                               Corp. ......................       3,755,967      2,834,325       0.6
                                  781,800    +Newpark Resources, Inc. .....       8,001,531      5,326,012       1.2
                                   50,000    +Plains Resources, Inc. ......         748,212        718,750       0.2
                                  112,700    Santa Fe International
                                               Corporation.................       1,413,424      1,648,238       0.4
                                  114,100    +Stone Energy Corporation.....       3,769,773      3,280,375       0.7
                                  243,000    Tom Brown, Inc. ..............       4,341,362      2,430,000       0.5
                                                                               ------------   ------------     -----
                                                                                 37,350,014     21,837,613       4.9
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES                                                           VALUE       PERCENT OF
SECTOR*                          HELD                COMMON STOCKS                 COST        (NOTE 1A)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES
-----------------------------------------------------------------------------------------------------------------------
                                   47,350    American National Insurance
                                               Company.....................    $  4,420,316   $  3,906,375       0.9%
                                  109,000    Brandywine Realty Trust.......       1,939,138      1,948,375       0.4
                                   74,800    Camden Property Trust.........       1,925,656      1,944,800       0.4
                                  220,178    Charter One Financial,
                                               Inc. .......................       5,400,050      6,096,178       1.4
                                   67,800    FelCor Lodging Trust Inc. ....       1,485,943      1,563,638       0.4
                                  136,000    HCC Insurance Holdings,
                                               Inc. .......................       2,370,980      2,397,000       0.5
                                   40,500    Kimco Realty Corporation......       1,491,148      1,607,344       0.4
                                   62,400    Meditrust Corporation.........         939,358        943,800       0.2
                                   52,600    National Data Corporation.....       1,889,524      2,560,963       0.6
                                  187,100    PXRE Corporation..............       4,954,722      4,689,194       1.0
                                  109,000    Peoples Heritage Financial
                                               Group, Inc. ................       2,221,083      2,180,000       0.5
                                  147,800    +Primark Corporation..........       3,736,326      4,009,075       0.9
                                  247,400    +Scottish Annuity & Life
                                               Holdings, Ltd. .............       3,665,093      3,401,750       0.8
                                                                               ------------   ------------     -----
                                                                                 36,439,337     37,248,492       8.4
-----------------------------------------------------------------------------------------------------------------------
HEALTHCARE
-----------------------------------------------------------------------------------------------------------------------
                                  137,300    +COR Therapeutics, Inc. ......       1,501,776      1,827,806       0.4
                                  115,000    +DVI, Inc. ...................       2,419,522      2,084,375       0.5
                                  260,700    EndoSonics Corporation........       1,813,268      2,590,706       0.6
                                  217,000    +Genome Therapeutics Corp.....       1,852,452        576,406       0.1
                                   24,000    +Gilead Sciences, Inc. .......         552,523        984,000       0.2
                                  445,600    +HCIA, Inc. ..................       5,471,158      1,893,800       0.4
                                  242,850    +Magainin Pharmaceuticals,
                                               Inc. .......................       2,567,638        758,906       0.2
                                  196,600    +Magellan Health Services,
                                               Inc. .......................       5,058,630      1,646,525       0.4
                                  980,700    +MedPartners, Inc. ...........       7,773,054      5,148,675       1.1
                                  291,000    +NABI, Inc. ..................       2,103,909        782,062       0.2
                                  160,000    +NeoRx Corporation............       1,034,843        215,000       0.0
                                   76,000    +Neurogen Corporation.........       1,014,405      1,301,500       0.3
                                   77,200    +Pharmacopeia, Inc. ..........       1,391,292        704,450       0.1
                                  175,000    +Scios, Inc. .................       1,232,798      1,815,625       0.4
                                   85,500    +Sierra Health Services,
                                               Inc. .......................       1,774,125      1,800,844       0.4
                                  172,600    +VISX, Incorporated...........       3,693,348     15,091,712       3.4
                                                                               ------------   ------------     -----
                                                                                 41,254,741     39,222,392       8.7
-----------------------------------------------------------------------------------------------------------------------
INTEGRATED OILS
-----------------------------------------------------------------------------------------------------------------------
                                  182,400    +Basin Exploration, Inc. .....       2,978,856      2,291,400       0.5
-----------------------------------------------------------------------------------------------------------------------
MATERIALS & PROCESSING
-----------------------------------------------------------------------------------------------------------------------
                                  279,100    +ACX Technologies, Inc. ......       6,446,134      3,698,075       0.8
                                  158,600    A.M. Castle & Company.........       3,483,722      2,379,000       0.5
                                  300,000    Apogee Enterprises, Inc. .....       3,514,041      3,337,500       0.7
                                  243,900    +Citation Corporation.........       3,594,622      3,048,750       0.7
                                  411,400    Commonwealth Industries,
                                               Inc. .......................       7,950,098      3,805,450       0.8
                                  103,100    +Dan River, Inc. (Class A)....       1,556,497      1,211,425       0.3
                                    8,300    Foamex International, Inc. ...         109,575         99,600       0.0
                                   74,000    +Giant Cement Holding,
                                               Inc. .......................       1,556,300      1,831,500       0.4
                                   43,283    Inland Steel Industries,
                                               Inc. .......................       1,257,902        730,401       0.2
                                  233,800    +Insituform Technologies, Inc.
                                               (Class A)...................       1,967,006      3,375,487       0.8
                                  177,600    Intermet Corporation..........       3,003,154      2,286,600       0.5
                                  124,800    +Novamerican Steel, Inc. .....       1,448,747      1,045,200       0.2
                                  246,000    +Paxar Corporation............       3,532,266      2,198,625       0.5
                                  131,600    Quanex Corporation............       3,255,864      2,969,225       0.7
                                  101,300    +Ryerson Tull, Inc. (Class
                                               A)..........................       1,562,721        987,675       0.2

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES                                                           VALUE       PERCENT OF
SECTOR*                          HELD                COMMON STOCKS                 COST        (NOTE 1A)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
MATERIALS & PROCESSING
(CONCLUDED)
-----------------------------------------------------------------------------------------------------------------------
                                  334,400    +Shiloh Industries, Inc. .....    $  6,537,952   $  4,305,400       1.0%
                                   22,500    +Steel Dynamics, Inc. ........         260,221        264,375       0.1
                                  143,400    +Wolverine Tube, Inc. ........       4,161,308      3,011,400       0.7
                                                                               ------------   ------------     -----
                                                                                 55,198,130     40,585,688       9.1
-----------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS
-----------------------------------------------------------------------------------------------------------------------
                                  674,800    +Metromedia International
                                               Group, Inc. ................       7,777,566      3,669,225       0.8
-----------------------------------------------------------------------------------------------------------------------
PRODUCER DURABLES
-----------------------------------------------------------------------------------------------------------------------
                                  101,000    AGCO Corporation..............       3,164,545        795,375       0.2
                                  125,700    +Allen Telecom, Inc. .........       2,050,370        840,619       0.2
                                  196,450    Applied Industrial
                                               Technologies, Inc. .........       4,768,850      2,725,744       0.6
                                  373,200    +Brown & Sharpe Manufacturing
                                               Company (Class A)...........       4,914,080      2,985,600       0.7
                                   90,000    +DONCASTERS PLC (ADR)**.......       2,167,473      1,456,875       0.3
                                  249,300    +ESCO Electronics
                                               Corporation.................       4,362,030      2,259,281       0.5
                                   64,000    Kennametal, Inc. .............       2,875,932      1,360,000       0.3
                                  208,700    Oakwood Homes Corporation.....       4,288,226      3,169,631       0.7
                                   81,600    Ryland Group, Inc. ...........       1,329,716      2,356,200       0.5
                                  202,000    Stewart & Stevenson Services,
                                               Inc. .......................       5,046,027      1,906,375       0.4
                                   67,300    +Toll Brothers, Inc. .........       1,625,992      1,518,456       0.4
                                   57,000    +Triumph Group, Inc. .........       1,627,920      1,824,000       0.4
                                                                               ------------   ------------     -----
                                                                                 38,221,161     23,198,156       5.2
-----------------------------------------------------------------------------------------------------------------------
TECHNOLOGY
-----------------------------------------------------------------------------------------------------------------------
                                  122,600    +Alpha Industries, Inc. ......       1,811,716      4,428,925       1.0
                                  307,000    +Anixter International,
                                               Inc. .......................       5,262,575      6,235,937       1.4
                                  264,900    +Bell Industries, Inc. .......       3,891,980      3,013,238       0.7
                                  113,500    +Black Box Corporation........       3,410,193      4,249,156       0.9
                                  113,500    +Boole & Babbage, Inc. .......       1,951,551      3,319,875       0.7
                                   89,100    +Brite Voice Systems, Inc. ...         736,788        712,800       0.2
                                  742,200    +CHS Electronics, Inc. .......      12,548,124     12,571,013       2.8
                                  100,000    +CP Clare Corporation.........       1,272,312        506,250       0.1
                                   78,900    +Cylink Corporation...........       1,137,344        283,547       0.1
                                  323,200    +DII Group, Inc. .............       7,794,400      7,393,200       1.7
                                  526,600    +DSP Communications, Inc. ....       7,984,083      8,063,563       1.8
                                  507,902    +Harbinger Corporation........       4,506,377      4,063,216       0.9
                                  227,600    +Harmonic Lightwaves, Inc. ...       3,077,972      4,281,725       1.0
                                   90,000    +Information Resources,
                                               Inc. .......................       1,306,961        911,250       0.2
                                  152,260    +Learning Company, Inc. (The)...     3,100,238      3,949,244       0.9
                                  656,200    +Mentor Graphics
                                               Corporation.................       6,748,146      5,495,675       1.2
                                  308,600    +Network Equipment
                                               Technologies, Inc. .........       4,760,887      3,182,437       0.7
                                  423,600    +Phoenix Technologies Ltd. ...       5,704,313      3,653,550       0.8
                                  252,500    +Planar Systems, Inc. ........       2,984,425      1,720,156       0.4
                                  186,000    +Platinum Technology, Inc. ...       2,917,847      3,568,875       0.8
                                  122,300    +Rational Software
                                               Corporation.................       1,897,300      3,225,662       0.7
                                  188,500    +Read-Rite Corporation........       1,776,089      2,780,375       0.6
                                   93,500    +Sterling Commerce, Inc. .....       3,154,307      4,207,500       0.9
                                  715,551    +Structural Dynamics Research
                                               Corporation.................      14,707,596     14,132,132       3.2
                                  633,900    +Sybase, Inc. ................       8,675,349      4,675,012       1.0
                                  225,200    Telxon Corporation............       5,200,463      3,138,725       0.7
                                  115,000    +TriQuint Semiconductor,
                                               Inc. .......................       2,338,199      2,228,125       0.5
                                                                               ------------   ------------     -----
                                                                                120,657,535    115,991,163      25.9
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998 (CONCLUDED)
--------------------------------------------------------------------------------

                                SHARES                                                           VALUE       PERCENT OF
SECTOR*                          HELD                COMMON STOCKS                 COST        (NOTE 1A)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
UTILITIES
-----------------------------------------------------------------------------------------------------------------------
                                  316,600    +Applied Digital Access,
                                               Inc. .......................    $  2,460,145   $    831,075       0.2%
-----------------------------------------------------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS                450,485,420    371,913,683      83.1
-----------------------------------------------------------------------------------------------------------------------
                                 FACE
                                AMOUNT           SHORT-TERM SECURITIES
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER***                          Block Financial Corp.:
                              $ 5,000,000    5.25% due 1/19/1999...........       4,986,146      4,986,146       1.1
                                5,000,000    5.35% due 1/29/1999...........       4,978,451      4,978,451       1.1
                               19,361,000    General Motors Acceptance
                                               Corp., 5.13% due 1/04/1999..      19,349,964     19,349,964       4.3
                               17,000,000    International Securitization
                                               Corp., 5.63% due 1/14/1999..      16,962,779     16,962,779       3.8
                                8,000,000    Lexington Parker Capital
                                               Company, LLC, 5.45% due
                                               1/05/1999...................       7,993,945      7,993,945       1.8
                                             Metropolitan Life Insurance
                                               Company:
                                5,000,000    5.30% due 1/06/1999...........       4,995,583      4,995,583       1.1
                               10,000,000    5.25% due 1/13/1999...........       9,981,042      9,981,042       2.2
                                                                               ------------   ------------     -----
                                                                                 69,247,910     69,247,910      15.4
-----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY            6,000,000    Federal Home Loan Mortgage
OBLIGATIONS***                                 Corporation, 5.08% due
                                               1/06/1999...................       5,994,920      5,994,920       1.4
-----------------------------------------------------------------------------------------------------------------------
                                             TOTAL SHORT-TERM SECURITIES         75,242,830     75,242,830      16.8
-----------------------------------------------------------------------------------------------------------------------
                                             TOTAL INVESTMENTS.............    $525,728,250    447,156,513      99.9
                                                                               ============
                                             OTHER ASSETS LESS
                                               LIABILITIES.................                        628,042       0.1
                                                                                              ------------     -----
                                             NET ASSETS....................                   $447,784,555     100.0%
                                                                                              ============     =====
-----------------------------------------------------------------------------------------------------------------------

* Holdings are classified into the economic sectors found in the Russell 2000 Index.

** American Depositary Receipts (ADR).

*** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$525,728,250) (Note
  1a).......................................................               $447,156,513
Receivables:
  Securities sold...........................................  $2,793,208
  Dividends.................................................     149,232
  Capital shares sold.......................................      53,683      2,996,123
                                                              ----------
Prepaid expenses and other assets...........................                     28,466
                                                                           ------------
Total assets................................................                450,181,102
                                                                           ------------
---------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   1,910,804              .
  Investment adviser (Note 2)...............................     272,488
  Capital shares redeemed...................................      89,534
  Distributor (Note 2)......................................         673      2,273,499
                                                              ----------
Accrued expenses and other liabilities......................                    123,048
                                                                           ------------
Total liabilities...........................................                  2,396,547
                                                                           ------------
---------------------------------------------------------------------------------------
NET ASSETS..................................................               $447,784,555
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000
  shares authorized.........................................               $  2,238,117
Class B Shares of Common Stock, $0.10 par value, 100,000,000
  shares authorized.........................................                      6,389
Paid-in capital in excess of par............................                479,549,023
Undistributed investment income--net........................                    625,420
Undistributed realized capital gains on investments--net....                 43,937,343
Unrealized depreciation on investments--net.................                (78,571,737)
                                                                           ------------
NET ASSETS..................................................               $447,784,555
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $446,510,234 and 22,381,168
  shares outstanding........................................               $      19.95
                                                                           ============
Class B--Based on net assets of $1,274,321 and 63,893 shares
  outstanding...............................................               $      19.94
                                                                           ============
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1c & 1d):
Interest and discount earned................................               $  2,770,882
Dividends (net of $11,987 foreign withholding tax)..........                  1,727,180
                                                                           ------------
Total income................................................                  4,498,062
                                                                           ------------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $3,594,897
Accounting services (Note 2)................................      93,825
Printing and shareholder reports............................      64,382
Custodian fees..............................................      58,107
Professional fees...........................................      36,644
Directors' fees and expenses................................      10,889
Transfer agent fees (Note 2)................................       4,702
Pricing services............................................         765
Distribution fees--Class B (Note 2).........................       1,113
Other.......................................................       7,303
                                                              ----------
Total expenses..............................................                  3,872,627
                                                                           ------------
Investment income--net......................................                    625,435
                                                                           ------------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET (NOTES
  1b, 1d & 3):
Realized gain on investments--net...........................                 44,232,014
Change in unrealized depreciation on investments--net.......                (71,727,863)
                                                                           ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $(26,870,414)
                                                                           ============
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                              -----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                1998             1997
-------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $     625,435    $  1,476,791
Realized gain on investments--net...........................     44,232,014     109,665,458
Change in unrealized appreciation/depreciation on
  investments--net..........................................    (71,727,863)    (60,400,517)
                                                              -------------    ------------
Net increase (decrease) in net assets resulting from
  operations................................................    (26,870,414)     50,741,732
                                                              -------------    ------------
-------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1e):
Investment income--net:
  Class A...................................................     (1,476,063)     (1,422,649)
  Class B...................................................           (726)             --
Realized gain on investments--net:
  Class A...................................................   (109,791,778)    (22,153,543)
  Class B...................................................        (56,535)             --
                                                              -------------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................   (111,325,102)    (23,576,192)
                                                              -------------    ------------
-------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase in net assets derived from capital share
  transactions..............................................    104,118,352       1,666,914
                                                              -------------    ------------
-------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................    (34,077,164)     28,832,454
Beginning of year...........................................    481,861,719     453,029,265
                                                              -------------    ------------
End of year*................................................  $ 447,784,555    $481,861,719
                                                              =============    ============
-------------------------------------------------------------------------------------------
*Undistributed investment income--net.......................  $     625,420    $  1,476,774
                                                              =============    ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                        CLASS A+
FINANCIAL STATEMENTS.                                        --------------------------------------------------------
                                                                         FOR THE YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                        1998        1997        1996        1995        1994
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.....................      $  27.75    $  26.22    $  27.98    $  19.26    $  20.96
                                                             --------    --------    --------    --------    --------
Investment income--net.................................           .03         .09         .13         .17         .05
Realized and unrealized gain (loss) on
  investments--net.....................................         (1.41)       2.80        1.84        8.64       (1.56)
                                                             --------    --------    --------    --------    --------
Total from investment operations.......................         (1.38)       2.89        1.97        8.81       (1.51)
                                                             --------    --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net...............................          (.09)       (.08)       (.14)       (.09)         --
  Realized gain on investments--net....................         (6.33)      (1.28)      (3.59)         --        (.19)
                                                             --------    --------    --------    --------    --------
Total dividends and distributions......................         (6.42)      (1.36)      (3.73)       (.09)       (.19)
                                                             --------    --------    --------    --------    --------
Net asset value, end of year...........................      $  19.95    $  27.75    $  26.22    $  27.98    $  19.26
                                                             ========    ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.....................        (6.50%)     11.72%       8.11%      45.90%      (7.27%)
                                                             ========    ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...............................................          .81%        .80%        .81%        .81%        .83%
                                                             ========    ========    ========    ========    ========
Investment income--net.................................          .13%        .32%        .50%        .72%        .27%
                                                             ========    ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).................      $446,510    $481,614    $453,029    $339,921    $170,044
                                                             ========    ========    ========    ========    ========
Portfolio turnover.....................................        56.29%     147.06%      80.84%      96.79%      88.48%
                                                             ========    ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------

   * Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------

                                                                                CLASS B++
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                   -------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                       FOR THE              FOR THE PERIOD
FINANCIAL STATEMENTS.                                             YEAR ENDED          OCTOBER 23, 1997+ TO
INCREASE (DECREASE) IN NET ASSET VALUE:                        DECEMBER 31, 1998       DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................        $ 27.74                 $  31.23
                                                                    -------                 --------
Investment income (loss)--net...............................             --+++                  (.01)
Realized and unrealized loss on investments--net............          (1.39)                   (3.48)
                                                                    -------                 --------
Total from investment operations............................          (1.39)                   (3.49)
                                                                    -------                 --------
Less dividends and distributions:
  Investment income--net....................................           (.08)                      --
  Realized gain on investments--net.........................          (6.33)                      --
                                                                    -------                 --------
Total dividends and distributions...........................          (6.41)                      --
                                                                    -------                 --------
Net asset value, end of period..............................        $ 19.94                 $  27.74
                                                                    =======                 ========
----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................         (6.52%)                 (11.18%)++
                                                                    =======                 ========
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
Expenses....................................................           .97%                     .96%*
                                                                    =======                 ========
Investment income (loss)--net...............................           .02%                    (.24%)*
                                                                    =======                 ========
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................        $ 1,275                 $    248
                                                                    =======                 ========
Portfolio turnover..........................................         56.29%                  147.06%
                                                                    =======                 ========
----------------------------------------------------------------------------------------------------------

  * Annualized.
 ** Total investment returns exclude insurance-related fees and expenses.
  + Commencement of operations.
 ++ Based on average shares outstanding.
+++ Amount is less than $.01 per share.
  ++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Special Value Focus Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity and debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

  Written options are non-income producing investments.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plan with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor,

--------------------------------------------------------------------------------

Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 0.75% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plan adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of 0.15% of the average daily value of the Fund's Class B net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $41,035 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1998 were $240,273,433 and $276,492,646, respectively.

  Net realized gains for the year ended December 31, 1998 and net unrealized losses as of December 31, 1998 were as follows:

------------------------------------------------------------------
                                         Realized      Unrealized
                                           Gains         Losses
------------------------------------------------------------------
Long-term investments.................  $44,232,014   $(78,571,737)
                                        -----------   ------------
Total.................................  $44,232,014   $(78,571,737)
                                        ===========   ============
------------------------------------------------------------------

  At December 31, 1998, net unrealized depreciation for Federal income tax purposes aggregated $79,698,932, of which $40,702,723 related to appreciated securities and $120,401,655 related to depreciated securities. At December 31, 1998, the aggregate cost of investments for Federal income tax purposes was $526,855,445.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions were $104,118,352 and $1,666,914 for the years ended December 31, 1998 and December 31, 1997, respectively.

  Transactions in capital shares were as follows:

--------------------------------------------------------------------
Class A Shares for the Year Ended                         Dollar
December 31, 1998                          Shares         Amount
--------------------------------------------------------------------
Shares sold............................   3,050,526    $ 58,185,991
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................   5,216,495     111,267,844
                                         ----------    ------------
Total issued...........................   8,267,021     169,453,835
Shares redeemed........................  (3,241,298)    (66,488,266)
                                         ----------    ------------
Net increase...........................   5,025,723    $102,965,569
                                         ==========    ============
--------------------------------------------------------------------

--------------------------------------------------------------------
Class A Shares for the Year Ended                         Dollar
December 31, 1997                          Shares         Amount
--------------------------------------------------------------------
Shares sold............................   2,566,273    $ 68,132,882
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................     960,725      23,576,192
                                         ----------    ------------
Total issued...........................   3,526,998      91,709,074
Shares redeemed........................  (3,446,348)    (90,294,889)
                                         ----------    ------------
Net increase...........................      80,650    $  1,414,185
                                         ==========    ============
--------------------------------------------------------------------

--------------------------------------------------------------------
Class B Shares for the Year Ended                         Dollar
December 31, 1998                          Shares         Amount
--------------------------------------------------------------------
Shares sold............................      66,283    $  1,367,600
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................       2,686          57,259
                                         ----------    ------------
Total issued...........................      68,969       1,424,859
Shares redeemed........................     (14,012)       (272,076)
                                         ----------    ------------
Net increase...........................      54,957    $  1,152,783
                                         ==========    ============
--------------------------------------------------------------------

--------------------------------------------------------------------
Class B Shares for the Period                             Dollar
October 23, 1997+ to December 31, 1997     Shares         Amount
--------------------------------------------------------------------
Shares sold............................      10,276    $    291,595
Shares redeemed........................      (1,340)        (38,866)
                                         ----------    ------------
Net increase...........................       8,936    $    252,729
                                         ==========    ============
--------------------------------------------------------------------
+ Commencement of operations.

5. SUBSEQUENT EVENT:

On January 4, 1999, the Company's Board of Directors declared an ordinary income dividend in the amount of $.825503 per Class A Share, and $.808089 per Class B Share, and a long-term capital gains distribution in the amount of $1.210183 per share for each of the two classes, payable on January 11, 1999 to shareholders of record as of December 31, 1998.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SPECIAL VALUE FOCUS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Special Value Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Special Value Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 10, 1999

--------------------------------------------------------------------------------

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

--------------------------------------------------------------------------------

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

--------------------------------------------------------------------------------

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

---------------------------------------------------------
MERRILL LYNCH
VARIABLE SERIES FUNDS, INC.
---------------------------------------------------------
PRINCIPAL OFFICE OF THE FUNDS
Box 9011
Princeton, NJ 08543-9011
DISTRIBUTOR
Princeton Funds Distributor, Inc.
CUSTODIAN
For all Funds except Developing Capital
Markets Focus Fund:
The Bank of New York
110 Washington Street
New York, NY 10286
For Developing Capital Markets Focus Fund:
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109
TRANSFER AGENT
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484

(800) 637-3863

DIRECTORS AND OFFICERS

Arthur Zeikel

President

Joe Grills

Director

Walter Mintz

Director

Robert S. Salomon Jr.

Director

Melvin R. Seiden

Director

Stephen B. Swensrud

Director

Terry K. Glenn

Executive Vice President

Christopher G. Ayoub

Senior Vice President

Lawrence R. Fuller

Senior Vice President

Jay C. Harbeck

Senior Vice President

Norman R. Harvey

Senior Vice President

Vincent T. Lathbury III

Senior Vice President

Kevin J. McKenna

Senior Vice President

Eric S. Mitofsky

Senior Vice President

Joseph T. Monagle Jr.

Senior Vice President

Grace Pineda

Senior Vice President

Kevin M. Rendino

Senior Vice President

Thomas R. Robinson

Senior Vice President

Walter D. Rogers

Senior Vice President

Kurt Schansinger

Senior Vice President

Robert M. Shearer

Senior Vice President

Daniel V. Szemis

Senior Vice President

R. Elise Baum

Vice President

Donald C. Burke

Vice President

Robert F. Murray

Vice President

Jacqueline L. Rogers

Vice President

Gerald M. Richard

Treasurer

--------------------------------------------------------------------------------

  This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds' current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in the Domestic Money Market Fund and Reserve Assets Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the money market Funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the Funds. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Variable Series Funds, Inc.
Box 9011
Princeton, NJ
08543-9011
                                                                    #16897-12/98